UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4008

Fidelity Investment Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2004

Item 1. Reports to Stockholders

Fidelity Advisor

International Small Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Class A, Class T, Class B, and Class C are classes of Fidelity®
International Small Cap Fund

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	12	A complete list of the fund's investments with their market values.
Financial Statements	27	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	27	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	46
Trustees and Officers	47
Distributions	59
Proxy Voting Results	60

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED ·MAY LOSE VALUE ·NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ending October 31, 2004	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)B	15.32%	40.08%
Class T (incl. 3.50% sales charge)C	17.80%	41.45%
Class B (incl. contingent deferred sales charge)D	16.21%	42.19%
Class C (incl. contingent deferred sales charge)E	20.43%	43.34%

AFrom September 18, 2002.

BClass A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of International Small Cap, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower.

CClass T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of International Small Cap, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower.

DClass B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of International Small Cap, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower. Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figure is 5% and 3%, respectively.

EClass C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of International Small Cap, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower. Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figure is 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Small Cap Fund - Class T on September 18, 2002, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the MSCI® EAFE® Small Cap Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Tokuya Sano and Ben Paton, Co-Portfolio Managers of Fidelity Advisor International Small Cap Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

For the 12 months ending October 31, 2004, the fund's Class A, Class T, Class B and Class C shares returned 22.36%, 22.07%, 21.21% and 21.43%, respectively, slightly trailing the 22.72% mark posted by the Morgan Stanley Capital International Europe, Australasia, Far East Small Cap Index. However, the fund finished ahead of the LipperSM International Small Cap Funds Average, which returned 18.46%. Strong stock selection in telecommunication services, semiconductors and capital goods aided performance compared with the index. Looking at geographical categories, Germany and Australia were two of the fund's stronger countries, while Japan struggled. German wireless services reseller MobilCom was the fund's top contributor both in absolute terms and compared with the MSCI EAFE Small Cap Index. Believing its valuation to be stretched, I liquidated the position - a timely decision. Performance was also helped by United Group Ltd., an Australian conglomerate. On the negative side, our picks in automobiles and components hurt the fund's results, as did an underweighting in real estate and an overweighting in software and services. Russian oil giant Yukos was the largest detractor in absolute terms and the second-largest relative to the index. The biggest detractor compared to the index was Japanese holding NOK, a maker of flexible printed circuit boards.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period * May 1, 2004 to October 31, 2004
Class A
Actual	$1,000.00	$1,057.20	$8.95
HypotheticalA	$1,000.00	$1,016.19	$8.81
Class T
Actual	$1,000.00	$1,056.30	$10.23
HypotheticalA	$1,000.00	$1,014.92	$10.08
Class B
Actual	$1,000.00	$1,052.70	$13.83**
HypotheticalA	$1,000.00	$1,011.36	$13.64**
Class C
Actual	$1,000.00	$1,053.60	$12.70
HypotheticalA	$1,000.00	$1,012.48	$12.52
Institutional Class
Actual	$1,000.00	$1,059.50	$6.94
HypotheticalA	$1,000.00	$1,018.18	$6.82
International Small Cap
Actual	$1,000.00	$1,059.50	$6.78
HypotheticalA	$1,000.00	$1,018.33	$6.67

A5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.73%
Class T	1.98%
Class B	2.68%
Class C	2.46%
Institutional Class	1.34%
International Small Cap	1.31%

**If fees effective January 1, 2005 had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class B
Actual	2.52%	$13.00
HypotheticalA		$12.83

A5% return per year before expenses

Annual Report

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2004
Japan27.7%
United Kingdom16.1%
Australia9.2%
Germany7.7%
United States of America5.2%
South Africa3.0%
Norway2.9%
Greece2.6%
Italy2.4%
Other23.2%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2004
Japan31.0%
United Kingdom17.4%
Germany8.8%
Australia7.8%
Greece3.0%
Sweden2.9%
Norway2.9%
France2.8%
Hong Kong2.3%
Other21.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.6	98.6
Short-Term Investments and Net Other Assets	3.4	1.4
Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Steinhoff International Holdings Ltd. (South Africa, Household Durables)	1.8	1.4
K&S AG (Germany, Chemicals)	1.5	0.0
United Group Ltd. (Australia, Construction & Engineering)	1.5	0.9
Hikari Tsushin, Inc. (Japan, Specialty Retail)	1.5	0.0
Orascom Telecom SAE unit (Egypt, Wireless Telecommunication Services)	1.4	0.3
Freenet.de AG (Germany, Internet Software & Services)	1.4	2.5
Pfleiderer AG (Germany, Building Products)	1.3	0.6
BlueScope Steel Ltd. (Australia, Metals & Mining)	1.3	1.0
Centennial Coal Co. Ltd. (Australia, Metals & Mining)	1.2	0.7
QBE Insurance Group Ltd. (Australia, Insurance)	1.1	1.0
	14.0
Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	22.7	21.2
Materials	14.5	10.8
Industrials	13.9	15.4
Information Technology	13.3	19.9
Financials	10.8	12.7
Health Care	7.7	6.6
Energy	6.6	4.8
Telecommunication Services	3.9	4.2
Consumer Staples	2.8	2.6
Utilities	0.4	0.4

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value (Note 1)
Australia - 9.2%
Australian Stock Exchange Ltd.	603,839	$8,368,824
BlueScope Steel Ltd.	2,519,309	14,581,351
Boral Ltd.	1,902,417	9,458,247
Bradken Ltd.	63,288	145,952
Centamin Egypt Ltd. (a)	5,509,616	1,126,378
Centennial Coal Co. Ltd.	4,089,388	13,166,296
Corporate Express Australia Ltd. (d)	1,697,169	7,294,135
Dwyka Diamonds Ltd. (a)	4,010,385	2,358,299
Elkedra Diamonds NL	3,000,000	689,119
Fox Resources Ltd. (a)	1,000,000	486,688
Hardman Resources Ltd. (a)	915,681	1,474,075
Hardman Resources Ltd. (UK) (a)	217,653	351,974
JB Hi-Fi Ltd.	1,483,593	3,976,808
Patrick Corp. Ltd.	914,738	3,808,100
Promina Group Ltd.	914,490	3,108,649
QBE Insurance Group Ltd.	1,235,719	12,703,608
Stockland New (a)	12,301	54,065
United Group Ltd.	3,412,640	17,324,352
Virotec International Ltd. (a)	1,852,832	638,162
Virotec International Ltd. (a)	1,084,000	373,502
Westpac Banking Corp.	212,356	3,001,949
TOTAL AUSTRALIA		104,490,533
Belgium - 1.3%
EVS Broadcast Equipment SA	28,000	2,239,475
Exmar NV	17,400	1,046,539
Melexis NV	93,199	1,115,144
Omega Pharma SA	60,100	3,299,438
Recticel SA	67,444	724,125
Roularta Media Group NV	22,376	1,438,887
Telindus Group NV	582,193	5,371,683
TOTAL BELGIUM		15,235,291
Bermuda - 0.4%
Frontline Ltd.	54,700	2,701,043
Ship Finance International Ltd.	2,895	58,190
Tanzanite One Ltd. (a)	1,166,001	1,521,318
TOTAL BERMUDA		4,280,551
Brazil - 0.3%
Petroleo Brasileiro SA Petrobras sponsored ADR	108,000	3,835,080
Canada - 0.8%
Adastra Minerals, Inc. (a)	10,000	11,302
Common Stocks - continued
	Shares	Value (Note 1)
Canada - continued
La Mancha Resources, Inc. (a)	334,000	$246,828
Oilexco, Inc. (a)	1,388,800	3,295,670
Ontzinc Corp. (a)(e)	16,612,000	1,841,458
Uruguay Mineral Exploration, Inc. (a)	515,300	2,200,238
Western Canadian Coal Corp. (f)	385,886	1,024,682
TOTAL CANADA		8,620,178
Cayman Islands - 0.0%
Kingboard Chemical Holdings Ltd. warrants 12/31/06 (a)	362,380	167,603
China - 0.8%
Aluminum Corp. of China Ltd. (H Shares)	5,744,000	3,283,888
Global Bio-Chem Technology Group Co. Ltd.	2,632,000	2,062,669
Global Bio-Chem Technology Group Co. Ltd. warrants 5/31/07 (a)	376,000	26,085
PICC Property & Casualty Co. Ltd. (H Shares)	9,086,000	3,268,471
TOTAL CHINA		8,641,113
Czech Republic - 0.3%
Komercni Banka AS unit	84,634	3,512,311
Denmark - 0.2%
Coloplast AS Series B	5,950	592,183
SimCorp AS	33,539	1,498,643
TOTAL DENMARK		2,090,826
Egypt - 1.4%
Orascom Telecom SAE unit (a)	928,725	15,881,198
Estonia - 0.4%
Hansabank SA	422,628	4,272,613
Finland - 0.8%
Aldata Solutions Oyj (a)	1,617,346	2,255,992
Alma Media Corp. (d)	133,020	1,463,941
Capman Oyj (A Shares)	496,937	1,163,752
Nokian Tyres Ltd.	25,678	2,791,140
Vacon Oyj	73,381	1,031,084
TOTAL FINLAND		8,705,909
France - 2.1%
Areva (investment certificates)	7,600	2,809,760
Bacou Dalloz	20,330	1,567,482
Galeries Lafayette SA	5,900	1,155,940
Generale de Sante	200,152	3,439,887
Groupe Bourbon SA	40,038	1,972,610
Common Stocks - continued
	Shares	Value (Note 1)
France - continued
Groupe Open SA	52,500	$560,317
Groupe Open SA warrants 10/21/06 (a)	14,809	6,064
Inter Parfums SA	17,290	604,040
Ipsos SA	16,003	1,501,114
Maisons France Confort	10,498	836,956
Medidep SA (a)	46,000	1,280,340
Nexity	40,000	956,704
Oeneo Group (a)	86,962	144,671
Orpea (a)	25,207	746,759
Stedim SA	27,038	2,524,109
Toupargel-Agrigel	43,520	1,732,038
U10 SA (d)	12,679	700,934
Vivendi Universal SA (a)	66,932	1,835,945
TOTAL FRANCE		24,375,670
Germany - 7.0%
Advanced Photonics Technologies AG (a)	48,552	80,772
Articon-Integralis AG (Reg.) (a)	495,185	1,191,334
Bijou Brigitte Modische Accessoires AG	21,486	2,532,348
Deutsche Boerse AG	42,300	2,119,241
ElringKlinger AG	9,142	583,781
Fielmann AG	19,100	1,201,093
Freenet.de AG (a)(d)	773,219	15,633,916
Fresenius AG	43,586	4,049,410
Fresenius Medical Care AG	65,113	4,999,506
Gpc Biotech AG (a)	49,345	628,311
Grenkeleasing AG	100,818	3,825,348
Hyrican Informationssysteme AG	17,925	155,294
K&S AG	420,200	17,562,260
Kontron AG (a)	154,264	1,411,493
Merck KGaA	48,441	2,707,101
Parsytec AG (a)	188,871	693,674
PC-Spezialist Franchise AG (d)	150,000	1,516,445
Pfleiderer AG (a)	1,644,359	14,582,703
PSI AG (a)	228,043	992,211
Pulsion Medical Systems AG (a)	156,865	682,516
Rational AG	17,800	1,404,532
United Internet AG	40,352	984,745
TOTAL GERMANY		79,538,034
Greece - 2.6%
Alfa-Beta Vassilopoulos SA (Reg.)	31,800	516,820
Common Stocks - continued
	Shares	Value (Note 1)
Greece - continued
Cosmote Mobile Telecommunications SA	148,300	$2,687,278
Folli Follie SA	268,648	8,250,932
Greek Organization of Football Prognostics SA	266,442	5,448,634
Hellenic Exchanges Holding SA (a)	166,195	1,510,026
Hyatt Regency SA (Reg.)	213,182	2,367,982
Public Power Corp. of Greece	54,000	1,344,760
Sarantis SA (Reg.)	1,046,648	5,705,825
Technical Olympic SA (Reg.)	426,896	2,054,084
TOTAL GREECE		29,886,341
Hong Kong - 2.2%
ASM Pacific Technology Ltd.	528,500	1,714,432
China Insurance International Holdings Co. Ltd.	13,106,000	6,019,496
China Merchants Holdings International Co. Ltd.	5,166,000	7,632,488
China Pharmaceutical Enterprise and Investment Corp. Ltd. (a)	9,820,000	2,409,677
Kingboard Chemical Holdings Ltd.	3,623,800	7,588,671
TOTAL HONG KONG		25,364,764
Hungary - 0.6%
MOL Magyar Olay-es Gazipari RT Series A (For. Reg.)	44,200	2,481,194
OTP Bank Rt.	152,073	3,856,565
TOTAL HUNGARY		6,337,759
India - 0.0%
Kotak Mahindra Bank Ltd.	100,669	398,590
State Bank of India	6,592	68,958
TOTAL INDIA		467,548
Ireland - 1.4%
DEPFA BANK PLC	187,900	2,885,468
Glanbia PLC	543,500	1,704,017
IAWS Group PLC (Ireland)	38,059	507,010
Independent News & Media PLC (Ireland)	846,964	2,471,200
Kenmare Resources PLC (a)	6,850,000	2,045,534
Kenmare Resources PLC warrants 7/23/09 (a)	1,712,500	178,748
Paddy Power PLC	137,311	1,825,698
Petroceltic International PLC (a)	12,421,734	3,937,623
TOTAL IRELAND		15,555,298
Italy - 2.0%
Amplifon Spa	38,350	1,713,751
Cassa Di Risparmio Di Firenze	2,942,982	5,758,419
Lottomatica Spa New (d)	383,300	11,571,108
Common Stocks - continued
	Shares	Value (Note 1)
Italy - continued
Saipem Spa	79,800	$922,553
Teleunit Spa (a)	7,365,800	2,571,795
TOTAL ITALY		22,537,626
Japan - 27.7%
Able, Inc.	272,700	7,678,424
Adtec Plasma Technology Co. Ltd. (a)	32	323,522
Ahresty Corp.	53,300	694,987
Amiyaki Tei Co. Ltd. (d)	185	592,573
Apple International Co. Ltd.	384	885,303
ARRK Corp.	140,600	5,234,223
Asahi Broadcasting Corp.	14,940	961,321
Asahi Denka Co. Ltd.	108,000	953,106
Asahi Glass Co. Ltd.	102,000	938,706
Asahi Intecc Co. Ltd.	49,300	1,784,088
Axell Corp.	282	1,718,619
Benefit One, Inc. (a)	1	12,378
Casio Computer Co. Ltd.	170,700	2,030,626
Chiyoda Integre Co. Ltd.	78,960	1,437,671
Citizen Electronics Co. Ltd. (d)	19,200	865,347
CMK Corp. (d)	55,000	727,028
Culture Convenience Club Co. Ltd. (d)	63,400	790,740
Cyber Agent Ltd. (a)(d)	867	2,523,135
Cyber Agent Ltd. New (a)(d)	867	2,523,135
Daikin Industries Ltd.	24,000	585,062
Dream Technologies Corp. (a)(d)	718	511,525
Dwango Co. Ltd. New (a)	168	888,931
Dynic Corp. (a)	45,000	191,336
Eizo Nanao Corp.	119,000	3,339,443
Faith, Inc. (d)	3,374	9,245,146
Fancl Corp.	26,500	976,520
Fuji Seal International, Inc.	81,300	3,495,205
Fuji Spinning Co. Ltd. (a)	2,524,000	3,195,691
Fujikura Ltd.	1,740,000	7,661,360
Fujitsu Business Systems Ltd.	29,800	380,683
Globaly Corp.	23,100	757,377
Heian Ceremony Service Co. Ltd. (d)	151,000	984,457
Hikari Tsushin, Inc. (d)	277,300	16,611,537
Hogy Medical Co.	21,400	877,555
Hokuto Corp.	35,100	644,061
Human Holdings Co. Ltd. (a)	4	15,496
HUNET, Inc. (d)	520,000	967,922
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Ibiden Co. Ltd. (d)	83,400	$1,286,835
Information Planning Co. Ltd. (d)	111	326,178
Intelligent Wave, Inc. (d)	901	1,489,819
Intertrade Co. Ltd.	8	48,831
Ishihara Chemical Co. Ltd. (d)	53,000	901,403
Ishihara Sangyo Kaisha Ltd.	269,000	564,256
Iwatani International Corp.	945,000	2,294,751
JACCS Co. Ltd. (d)	226,000	1,136,032
Japan Medical Dynamic Marketing, Inc.	82,600	850,702
Jastec Co. Ltd.	54,500	933,094
JFE Shoji Holdings, Inc. (a)(d)	922,000	4,486,512
KAGA ELECTRONICS Co. Ltd. (d)	160,500	2,714,556
Kibun Food Chemifa Co. Ltd. (d)	49,400	963,868
Kobe Steel Ltd.	7,068,000	9,883,914
Kubota Corp.	197,000	899,050
Kura Corp. Ltd.	1,054	2,688,902
Lawson, Inc. (d)	53,300	1,782,794
Leopalace21 Corp.	82,000	1,499,995
livedoor Co. Ltd. (a)(d)	301,100	1,007,128
Marktec Corp.	1,000	7,644
Maruha Group, Inc. (a)	303,000	658,478
Matsui Securities Co. Ltd. (d)	43,700	1,160,268
Meganesuper Co. Ltd.	47,520	830,651
Meitec Corp.	15,075	568,330
Melco Holdings, Inc. (d)	70,200	1,086,480
Mitsubishi Materials Corp. (d)	1,179,000	2,372,816
Mitsubishi Plastics, Inc.	317,000	805,716
Mitsui & Associates Telepark Corp.	484	1,495,422
Mitsui Fudosan Co. Ltd.	246,000	2,614,919
Mitsui O.S.K. Lines Ltd.	296,000	1,756,394
Mitsui Trust Holdings, Inc.	768,000	5,290,046
Mobilephone Telecommunications International Ltd.	364	567,487
Neturen Co. Ltd. (d)	195,000	1,227,099
NHK Spring Co. Ltd.	148,000	1,023,631
Nidec Corp.	46,700	5,065,583
Nihon Chouzai Co. Ltd. (a)	39,700	1,575,471
Nihon Dempa Kogyo Co. Ltd. (d)	510,100	10,820,376
Nihon Falcom Corp.	330	926,064
Nihon Micro Coating Co. Ltd. (a)	10,300	111,920
Nihon Trim Co. Ltd. (d)	72,050	4,976,478
Nihon Unicom Corp.	5,300	78,122
Ninety-Nine Plus, Inc.	1	17,669
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Nippon Chemi-con Corp. (d)	1,046,000	$5,119,554
Nippon Chemical Industrial Co. Ltd.	222,000	788,699
Nippon Electric Glass Co. Ltd.	56,000	1,251,382
Nippon Mining Holdings, Inc.	542,500	2,583,455
Nippon Oil Corp.	329,000	2,092,096
Nippon Shinpan Co. Ltd.	195,000	591,440
Nippon Suisan Kaisha Co. Ltd.	319,000	1,015,760
Nishi-Nippon City Bank Ltd.	199,000	885,614
Nissin Co. Ltd. (d)	221,300	460,018
Nissin Co. Ltd. New (a)(d)	221,300	460,018
Nissin Kogyo Co. Ltd.	378,400	11,155,175
Nitta Corp.	172,800	2,504,608
Nittoku Engineering Co. Ltd.	87,500	632,470
NOK Corp.	372,600	11,336,250
Opt, Inc.	70	380,309
Organo Corp.	274,000	1,444,626
Osaki Electric Co. Ltd. (d)	60,000	239,240
Pacific Metals Co. Ltd. (a)(d)	846,000	3,453,224
Park24 Co. Ltd. (d)	78,900	1,340,409
Park24 Co. Ltd. New (a)	78,900	1,326,990
Pigeon Corp.	217,400	3,298,950
Pixela Corp. (d)	25,700	396,300
Rakuten, Inc. (d)	323	2,426,277
Reins International, Inc. (d)	1,271	4,983,843
Rohto Pharmaceutical Co. Ltd.	611,000	6,633,335
Sammy NetWorks Co. Ltd. (a)	240	8,934,662
Sega Sammy Holdings, Inc. (a)	95,540	4,441,412
Sekisui Chemical Co. Ltd.	136,000	866,103
Shicoh Engineering Co. Ltd. (a)	28	886,285
Shin Nippon Biomedical Laboratories Ltd.	25,900	502,901
Shinko Electric Industries Co.Ltd.	41,500	1,199,887
Showa Denko KK (d)	1,726,000	4,174,952
SMBC Friend Securities Co. Ltd.	379,000	2,402,882
So-net M3, Inc.	3	21,826
Soken Chemical & Engineer Co. Ltd.	66,200	1,057,098
Square Enix Co. Ltd.	24,000	667,832
Stanley Electric Co. Ltd. (d)	195,700	3,023,286
Sumitomo Corp.	236,000	1,759,380
Sumitomo Light Metal Industries Ltd. (d)	1,819,000	2,870,251
Sumitomo Metal Mining Co. Ltd.	528,000	3,567,062
Sumitomo Rubber Industries Ltd.	132,000	1,126,244
Sumitomo Titanium Corp.	29,500	1,410,403
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Suncall Corp.	206,000	$1,080,266
Sunx Ltd.	92,000	1,607,294
Takara Co. Ltd. (d)	228,600	987,104
Techno Medica Co. Ltd.	139	577,881
Telewave, Inc. (d)	230	1,679,879
Teraoka Seisakusho Co. Ltd.	58,000	442,803
Toho Titanium Co. Ltd.	65,000	1,461,709
Tokyo Seimitsu Co. Ltd. (d)	101,500	3,155,242
Tokyo Steel Manufacturing Co. Ltd. (d)	370,200	5,848,485
Toppan Printing Co. Ltd.	98,000	948,193
Toray Industries, Inc.	589,000	2,754,807
Toyo Ink Manufacturing Co. Ltd. (d)	2,749,000	9,480,654
Toyo Machinery & Metal Co. Ltd.	220,000	1,184,863
Toyo Radiator Co. Ltd. (d)	202,000	988,671
Toyo Suisan Kaisha Ltd.	65,000	762,177
Trancom Co. Ltd.	65,400	1,328,577
Trend Micro, Inc.	29,500	1,415,978
Ulvac, Inc.	2,900	66,585
Unicharm Petcare Corp.	200	7,559
USS Co. Ltd.	68,480	5,545,175
Wintest Corp.	70	261,256
Works Applications Co. Ltd. (a)	389	1,201,899
Zakkaya Bulldog Co. Ltd. (a)	31,400	1,014,674
Zwei Co. Ltd. (a)	500	10,960
TOTAL JAPAN		314,325,122
Korea (South) - 0.2%
SKC Co. Ltd. (a)	353,470	2,525,914
Luxembourg - 1.5%
Millicom International Cellular SA unit (a)	183,000	3,711,889
Orco Property Group	37,100	1,401,042
Stolt-Nielsen SA (a)(d)	572,390	12,016,774
TOTAL LUXEMBOURG		17,129,705
Netherlands - 0.7%
Completel Europe NV (a)	76,809	2,531,031
Efes Breweries International NV unit	32,700	907,425
Fugro NV (Certificaten Van Aandelen)	24,365	1,898,855
PinkRoccade NV	137,626	1,805,230
Wolters Kluwer NV (Certificaten Van Aandelen)	46,025	841,655
TOTAL NETHERLANDS		7,984,196
Common Stocks - continued
	Shares	Value (Note 1)
New Zealand - 0.1%
The Warehouse Group Ltd.	344,626	$962,598
Norway - 2.9%
ABG Sundal Collier ASA	3,358,000	2,640,373
Bolig-og Naeringsbanken ASA	29,040	1,214,767
Catch Communications ASA	633,000	1,592,716
Mamut ASA	1,851,000	2,605,218
Nordic VLSI ASA (a)	591,000	4,042,884
Norman ASA (a)	65,300	549,391
Norsk Hydro ASA	101,680	7,499,339
Orkla ASA (A Shares)	47,772	1,363,530
P4 Radio Hele Norge ASA (a)(d)	141,400	378,018
Petroleum Geo-Services ASA (a)	38,750	1,788,522
Statoil ASA	215,500	3,126,283
Tandberg ASA	339,500	3,203,359
TANDBERG Television ASA (a)	388,829	2,824,979
TOTAL NORWAY		32,829,379
Poland - 0.9%
Polski Koncern Naftowy Orlen SA unit	455,400	9,791,100
Portugal - 0.8%
Impresa SGPS (a)	596,953	3,483,479
Media Capital SGPS SA	880,576	5,983,696
TOTAL PORTUGAL		9,467,175
Russia - 0.4%
Mobile TeleSystems OJSC sponsored ADR	17,100	2,481,552
Surgutneftegaz JSC sponsored ADR	36,600	1,916,925
TOTAL RUSSIA		4,398,477
Singapore - 1.2%
Accord Customer Care Solutions Ltd. (a)	13,435,000	6,220,842
Singapore Exchange Ltd.	2,698,000	2,855,456
Singapore Petroleum Co. Ltd.	1,501,000	3,375,772
Venture Corp. Ltd.	124,000	1,178,147
TOTAL SINGAPORE		13,630,217
South Africa - 3.0%
African Bank Investments Ltd.	1,208,151	2,831,983
Discovery Holdings Ltd. (a)	2,442,719	6,651,488
MTN Group Ltd.	594,602	3,247,939
Common Stocks - continued
	Shares	Value (Note 1)
South Africa - continued
Steinhoff International Holdings Ltd.	11,751,132	$20,567,495
Wilson Bayly Holmes-Ovcon Ltd.	333,456	1,364,729
TOTAL SOUTH AFRICA		34,663,634
Spain - 0.2%
Antena 3 Television SA (a)	36,758	2,368,424
Sweden - 1.7%
Eniro AB	153,028	1,297,819
Finnveden Invest AB Series B (a)	368,884	2,854,736
Gambro AB (A Shares)	269,000	3,146,388
Hexagon AB (B Shares)	80,143	2,956,637
Lindex AB	31,898	885,968
Mekonomen AB	68,000	1,807,002
Modern Times Group AB (MTG) (B Shares) (a)	105,200	2,342,007
Observer AB	297,314	1,176,699
OMX AB (a)	162,285	1,921,123
VBG AB Class B	6,710	100,536
Wedins Norden AB Series B (a)	3,202,790	307,843
TOTAL SWEDEN		18,796,758
Switzerland - 1.6%
A Hiestand Holding AG	1,812	1,265,880
Actelion Ltd. (Reg.) (a)	18,108	2,078,067
Amazys Holding AG	54,100	2,628,413
Barry Callebaut AG	5,721	1,102,220
Escor Casino & Entertainment SA	19,770	514,205
Geberit AG (Reg.)	1,663	1,086,564
Micronas Semiconductor Holding AG (a)	15,752	620,157
Mobilezone Holding AG	462,199	1,579,638
Roche Holding AG (participation certificate)	30,328	3,109,522
Sika AG (Bearer)	1,436	886,524
Sulzer AG (Reg.)	4,024	1,361,783
Swissquote Group Holding SA (a)	18,811	1,402,395
Temenos Group AG (a)	63,126	449,465
TOTAL SWITZERLAND		18,084,833
Taiwan - 0.1%
Merry Electronics Co. Ltd.	584,568	1,319,626
Turkey - 0.8%
Beko Elektronik AS (a)	887,743,640	3,726,215
Common Stocks - continued
	Shares	Value (Note 1)
Turkey - continued
Dogan Gazetecilik AS (a)	2,269,570,200	$4,363,657
Dogan Yayin Holding AS (a)	359,364,500	1,277,271
TOTAL TURKEY		9,367,143
United Kingdom - 16.1%
Advanced Technology (UK) PLC (a)(e)	7,355,000	558,207
AeroBox PLC (a)	3,640,000	986,634
Air Partner PLC	45,000	361,787
Alba PLC	402,700	5,498,361
Alliance Pharma PLC (a)(e)	6,259,500	1,811,686
Amlin PLC	157,014	419,821
Asia Energy PLC	694,600	4,607,918
Atrium Underwriting PLC	257,060	862,105
Axis Shield PLC (a)	89,600	330,953
BETonSPORTS PLC	2,407,121	6,922,693
BG Group PLC	441,600	2,880,847
BHP Billiton PLC	193,400	1,967,147
Biocompatibles International PLC	79,010	330,313
Blacks Leisure Group PLC	45,443	367,437
Caffe Nero Group PLC (a)	282,978	520,015
Carphone Warehouse Group PLC	542,849	1,660,948
Chaucer Holdings PLC	1,612,100	1,303,489
Cobra Biomanufacturing PLC (a)	818,400	515,097
Corac Group PLC (a)(e)	4,698,004	2,460,487
Corin Group PLC	1,122,914	7,067,566
CSS Stellar PLC (a)	623,908	418,481
CustomVis PLC (a)	375,215	131,008
Domino's Pizza UK & IRL PLC	344,636	1,304,640
Edinburgh Oil & Gas PLC (a)	713,381	2,484,240
Entertainment Rights PLC (a)	4,002,089	965,638
Flomerics Group PLC	449,658	458,604
Future Network PLC	1,717,169	1,830,222
GMA Resources PLC (a)	6,547,930	1,955,331
Goldshield Group PLC	575,700	2,248,112
GTL Resources PLC (a)	13,669,072	1,318,746
Gyrus Group PLC (a)	220,640	950,802
Hardide Ltd.	125,000	918,825
Healthcare Enterprise Group PLC (a)	30,417,845	1,062,050
Hereward Ventures PLC (a)	1,818,182	167,059
Highbury House Communications PLC	713,914	131,192
Holidaybreak PLC	72,426	714,047
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Hornby PLC	471,440	$2,391,103
Hunting PLC	530,400	1,832,416
Icap PLC	298,550	1,283,795
Ideal Shopping Direct PLC (a)	273,686	749,379
Inchcape PLC	30,122	818,128
International Energy Group Ltd.	1,148,800	3,937,187
Intertek Group PLC	116,310	1,470,511
ITE Group PLC	3,133,116	4,505,299
ITM Power PLC	2,700,000	3,845,283
Jubilee Platinum PLC (a)(e)	3,852,022	1,822,757
Kesa Electricals PLC	556,201	2,780,120
Lambert Howarth Group PLC (e)	1,320,284	6,550,794
Landround PLC	74,400	345,221
Lastminute.com PLC (a)	1,749,526	3,584,743
Lawrence PLC	1,073,124	7,424,679
London Clubs International PLC (a)	1,172,500	2,510,161
LTG Technologies PLC (a)	6,914,968	1,207,193
Man Group PLC	36,969	887,925
Manganese Bronze Holdings PLC	239,797	846,073
Manpower Software PLC (a)	258,824	160,524
Marlborough Stirling PLC	793,069	648,536
Matchnet PLC unit (a)	823,933	5,271,935
Meridian Petroleum PLC	2,747,000	1,438,687
Microgen PLC (a)	289,948	303,709
N Brown Group PLC	439,410	1,037,614
NDS Group PLC sponsored ADR (a)	105,154	2,751,880
Ocean Wilsons Holdings Ltd.	170,311	604,036
Oystertec PLC (a)	7,009,687	3,155,931
P&MM Group PLC (e)	2,035,000	2,299,865
Peacock Group PLC	835,318	3,968,032
Phytopharm PLC (a)	528,100	1,455,694
Pilat Media Global PLC (a)(e)	2,880,000	2,196,359
PlusNet Technologies Ltd.	912,355	2,347,225
Premier Oil PLC (a)	159,291	1,832,434
Proteome Sciences PLC (a)	645,184	889,217
Provident Financial PLC	434,894	4,671,224
Psion PLC	2,900,000	3,130,896
QA PLC (a)	13,554,656	592,827
Regal Petroleum PLC (a)	137,516	865,519
Royalblue Group PLC	210,803	1,646,374
Sanctuary Group PLC	3,046,215	2,337,114
SCI Entertainment Group PLC (a)	401,531	1,014,576
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
SDL PLC (a)	227,897	$487,896
Sibir Energy PLC (a)	1,162,800	299,155
Sinclair Pharma PLC	734,198	1,517,849
SkyePharma PLC (a)	124,100	121,438
Sondex PLC	354,900	1,317,408
Spice Holdings PLC	1,362,100	3,566,865
Sportingbet PLC	345,100	697,590
Sterling Energy PLC (a)	4,035,800	1,409,114
SubSea Resources PLC (a)	7,222,500	2,654,485
SubSea Resources PLC warrants 11/4/09 (a)	1,805,625	33
Taghmen Energy Ltd.	2,279,573	1,481,722
Teesland PLC	1,380,000	1,711,771
Tikit Group PLC (e)	822,761	2,154,524
ukbetting PLC (a)	2,517,419	1,954,542
Unibet Group PLC unit	55,964	1,589,999
Urbium PLC	141,255	1,265,439
William Hill PLC	333,186	2,994,046
William Ransom & Son PLC (e)	2,684,500	2,392,588
Windsor PLC	700,000	546,701
Wolfson Microelectronics PLC	685,250	1,240,361
Xstrata PLC	133,500	2,073,007
TOTAL UNITED KINGDOM		183,382,016
United States of America - 1.8%
Frontier Mining Ltd. (e)	4,487,533	1,443,140
Golden Telecom, Inc. (d)	88,900	2,532,761
Marathon Oil Corp.	39,900	1,520,589
NTL, Inc. (a)	69,000	4,589,190
Private Media Group, Inc. (a)(d)	202,400	514,096
ResMed, Inc. CHESS Depositary Interests (a)	642,463	3,054,630
Solar Integrated Technologies, Inc.	876,373	2,214,392
Valero Energy Corp.	41,400	1,778,958
XL TechGroup, Inc.	736,700	2,707,594
TOTAL UNITED STATES OF AMERICA		20,355,350
TOTAL COMMON STOCKS (Cost $910,182,332)		1,085,177,913
Nonconvertible Preferred Stocks - 1.1%
	Shares	Value (Note 1)
Germany - 0.7%
Fresenius AG	49,105	$4,166,270
Fresenius Medical Care AG	68,266	3,736,387
TOTAL GERMANY		7,902,657
Italy - 0.4%
Buzzi Unicem Spa (Risp)	483,900	4,415,230
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $9,850,251)		12,317,887
Money Market Funds - 8.3%

Fidelity Cash Central Fund, 1.79% (b)	31,425,450	31,425,450
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	62,835,268	62,835,268
TOTAL MONEY MARKET FUNDS (Cost $94,260,718)		94,260,718
TOTAL INVESTMENT PORTFOLIO - 104.9% (Cost $1,014,293,301)		1,191,756,518
NET OTHER ASSETS - (4.9)%		(55,719,257)
NET ASSETS - 100%		$1,136,037,261
Legend
(a)Non-income producing

(b)Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c)Includes investment made with cash collateral received from securities on loan.
(d)Security or a portion of the security is on loan at period end.
(e)Affiliated company

(f)Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,024,682 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Western Canadian Coal Corp.	9/29/04	$0
Other Information

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Advanced Technology (UK) PLC	$-	$677,635	$-	$-	$558,207
Alliance Pharma PLC	-	1,378,455	-	-	1,811,686
Articon-Integralis AG (Reg.)	-	3,216,353	382,484	-	-
Corac Group PLC	-	2,448,084	-	-	2,460,487
Frontier Mining Ltd.	-	1,213,216	-	-	1,443,140
Jubilee Platinum PLC	-	1,879,542	562,643	-	1,822,757
Lambert Howarth Group PLC	4,376,721	1,140,404	-	228,933	6,550,794
Online Travel Corp. PLC	2,164,843	-	-	-	-
Ontzinc Corp.	-	1,719,571	-	-	1,841,458
P&MM Group PLC	-	1,986,262	-	-	2,299,865
Pilat Media Global PLC	-	2,810,095	-	-	2,196,359
Tikit Group PLC	-	2,069,038	-	24,172	2,154,524
Wedins Norden AB Series B	956,215	2,235,131	1,034,922	-	-
William Ransom & Son PLC	-	2,458,423	-	48,384	2,392,588
Totals	$7,497,779	$25,232,209	$1,980,049	$301,489	$25,531,865

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $58,511,696) (cost $1,014,293,301) - See accompanying schedule		$1,191,756,518
Cash		153,592
Foreign currency held at value (cost $5,447,045)		5,423,146
Receivable for investments sold		9,813,009
Receivable for fund shares sold		2,888,611
Dividends receivable		1,251,600
Interest receivable		38,100
Other affiliated receivables		3,355
Other receivables		129,888
Total assets		1,211,457,819

Liabilities
Payable for investments purchased	$9,970,193
Payable for fund shares redeemed	1,253,833
Accrued management fee	896,565
Distribution fees payable	19,420
Other affiliated payables	246,714
Other payables and accrued expenses	198,565
Collateral on securities loaned, at value	62,835,268
Total liabilities		75,420,558

Net Assets		$1,136,037,261
Net Assets consist of:
Paid in capital		$898,686,393
Undistributed net investment income		5,017,937
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		54,860,187
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		177,472,744
Net Assets		$1,136,037,261

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,277,823 ÷ 624,767 shares)	$21.25

Maximum offering price per share (100/94.25 of $21.25)	$22.55
Class T: Net Asset Value and redemption price per share ($15,131,252 ÷ 713,891 shares)	$21.20

Maximum offering price per share (100/96.50 of $21.20)	$21.97
Class B: Net Asset Value and offering price per share ($5,060,793 ÷ 241,137 shares) A	$20.99

Class C: Net Asset Value and offering price per share ($8,664,337 ÷ 411,711 shares) A	$21.04

International Small Cap: Net Asset Value, offering price and redemption price per share ($1,091,335,065 ÷ 51,091,331 shares)	$21.36

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,567,991 ÷ 120,234 shares)	$21.36

ARedemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Year ended October 31, 2004

Investment Income
Dividends (including $301,489 received from affiliated issuers)		$17,760,750
Interest		500,442
Security lending		1,159,171
		19,420,363
Less foreign taxes withheld		(1,435,129)
Total income		17,985,234

Expenses
Management fee Basic fee	$8,826,255
Performance adjustment	713,427
Transfer agent fees	2,181,571
Distribution fees	153,758
Accounting and security lending fees	516,934
Non-interested trustees' compensation	4,963
Custodian fees and expenses	574,790
Registration fees	266,493
Audit	41,794
Legal	19,756
Interest	2,571
Miscellaneous	54,905
Total expenses before reductions	13,357,217
Expense reductions	(235,589)	13,121,628
Net investment income (loss)		4,863,606
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $(1,489,101) from affiliated issuers)	55,896,770
Foreign currency transactions	(196,336)
Total net realized gain (loss)		55,700,434
Change in net unrealized appreciation (depreciation) on: Investment securities	104,967,642
Assets and liabilities in foreign currencies	20,845
Total change in net unrealized appreciation (depreciation)		104,988,487
Net gain (loss)		160,688,921
Net increase (decrease) in net assets resulting from operations		$165,552,527

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,863,606	$516,714
Net realized gain (loss)	55,700,434	11,443,482
Change in net unrealized appreciation (depreciation)	104,988,487	72,481,971
Net increase (decrease) in net assets resulting from operations	165,552,527	84,442,167
Distributions to shareholders from net investment income	(740,885)	-
Distributions to shareholders from net realized gain	(11,573,205)	(27,060)
Total distributions	(12,314,090)	(27,060)
Share transactions - net increase (decrease)	422,159,706	470,607,516
Redemption fees	1,900,450	290,434
Total increase (decrease) in net assets	577,298,593	555,313,057

Net Assets
Beginning of period	558,738,668	3,425,611
End of period (including undistributed net investment income of $5,017,937 and undistributed net investment income of $614,412, respectively)	$1,136,037,261	$558,738,668

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2004	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$17.69	$12.35
Income from Investment Operations
Net investment income (loss) E	.02	.02 F
Net realized and unrealized gain (loss)	3.83	5.30
Total from investment operations	3.85	5.32
Distributions from net investment income	(.02)	-
Distributions from net realized gain	(.31)	-
Total distributions	(.33)	-
Redemption fees added to paid in capital E	.04	.02
Net asset value, end of period	$21.25	$17.69
Total Return B, C, D	22.36%	43.24%
Ratios to Average Net Assets H
Expenses before expense reductions	1.71%	1.77% A
Expenses net of voluntary waivers, if any	1.71%	1.77% A
Expenses net of all reductions	1.69%	1.74% A
Net investment income (loss)	.09%	.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$13,278	$4,960
Portfolio turnover rate	77%	84% A

AAnnualized

BTotal returns for periods of less than one year are not annualized.

CTotal returns would have been lower had certain expenses not been reduced during the periods shown.

DTotal returns do not include the effect of the sales charges.

ECalculated based on average shares outstanding during the period.

FInvestment income per share reflects a special dividend which amounted to $.01 per share.

GFor the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2004	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$17.68	$12.35
Income from Investment Operations
Net investment income (loss) E	(.03)	-F,I
Net realized and unrealized gain (loss)	3.83	5.31
Total from investment operations	3.80	5.31
Distributions from net investment income	(.01)	-
Distributions from net realized gain	(.31)	-
Total distributions	(.32)	-
Redemption fees added to paid in capital E	.04	.02
Net asset value, end of period	$21.20	$17.68
Total Return B,C,D	22.07%	43.16%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.94%	2.12% A
Expenses net of voluntary waivers, if any	1.94%	2.12% A
Expenses net of all reductions	1.92%	2.09% A
Net investment income (loss)	(.14)%	(.07)%A
Supplemental Data
Net assets, end of period (000 omitted)	$15,131	$3,990
Portfolio turnover rate	77%	84% A

AAnnualized

BTotal returns for periods of less than one year are not annualized.

CTotal returns would have been lower had certain expenses not been reduced during the periods shown.

DTotal returns do not include the effect of the sales charges.

ECalculated based on average shares outstanding during the period.

FInvestment income per share reflects a special dividend which amounted to $.01 per share.

GFor the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

IAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2004	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$17.62	$12.35
Income from Investment Operations
Net investment income (loss) E	(.16)	(.05) F
Net realized and unrealized gain (loss)	3.80	5.30
Total from investment operations	3.64	5.25
Distributions from net realized gain	(.31)	-
Redemption fees added to paid in capital E	.04	.02
Net asset value, end of period	$20.99	$17.62
Total Return B, C, D	21.21%	42.67%
Ratios to Average Net Assets H
Expenses before expense reductions	2.63%	2.76% A
Expenses net of voluntary waivers, if any	2.63%	2.76%A
Expenses net of all reductions	2.60%	2.73%A
Net investment income (loss)	(.83)%	(.71)%A
Supplemental Data
Net assets, end of period (000 omitted)	$5,061	$1,016
Portfolio turnover rate	77%	84%A

AAnnualized

BTotal returns for periods of less than one year are not annualized.

CTotal returns would have been lower had certain expenses not been reduced during the periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

ECalculated based on average shares outstanding during the period.

FInvestment income per share reflects a special dividend which amounted to $.01 per share.

GFor the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2004	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$17.64	$12.35
Income from Investment Operations
Net investment income (loss) E	(.12)	(.04) F
Net realized and unrealized gain (loss)	3.80	5.31
Total from investment operations	3.68	5.27
Distributions from net investment income	(.01)	-
Distributions from net realized gain	(.31)	-
Total distributions	(.32)	-
Redemption fees added to paid in capital E	.04	.02
Net asset value, end of period	$21.04	$17.64
Total Return B, C, D	21.43%	42.83%
Ratios to Average Net Assets H
Expenses before expense reductions	2.43%	2.57% A
Expenses net of voluntary waivers, if any	2.43%	2.57% A
Expenses net of all reductions	2.40%	2.55% A
Net investment income (loss)	(.62)%	(.52)%A
Supplemental Data
Net assets, end of period (000 omitted)	$8,664	$1,383
Portfolio turnover rate	77%	84% A

AAnnualized

BTotal returns for periods of less than one year are not annualized.

CTotal returns would have been lower had certain expenses not been reduced during the periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

ECalculated based on average shares outstanding during the period.

FInvestment income per share reflects a special dividend which amounted to $.01 per share.

GFor the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap

Years ended October 31,	2004	2003	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$17.71	$9.87	$10.00
Income from Investment Operations
Net investment income (loss) D	.10	.07 E	(.01)
Net realized and unrealized gain (loss)	3.84	7.75	(.12)
Total from investment operations	3.94	7.82	(.13)
Distributions from net investment income	(.02)	-	-
Distributions from net realized gain	(.31)	(.02)	-
Total distributions	(.33)	(.02)	-
Redemption fees added to paid in capital D	.04	.04	- H
Net asset value, end of period	$21.36	$17.71	$9.87
Total Return B, C	22.84%	79.78%	(1.30)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.30%	1.54%	13.70% A
Expenses net of voluntary waivers, if any	1.30%	1.54%	1.80% A
Expenses net of all reductions	1.28%	1.51%	1.80% A
Net investment income (loss)	.50%	.46%	(.56)% A
Supplemental Data
Net assets, end of period (000 omitted)	$1,091,335	$546,989	$3,426
Portfolio turnover rate	77%	84%	85% A

AAnnualized

BTotal returns for periods of less than one year are not annualized.

CTotal returns would have been lower had certain expenses not been reduced during the periods shown.

DCalculated based on average shares outstanding during the period.

EInvestment income per share reflects a special dividend which amounted to $.03 per share.

FFor the period September 18, 2002 (commencement of operations) to October 31, 2002.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

HAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$17.72	$12.35
Income from Investment Operations
Net investment income (loss) D	.10	.04 E
Net realized and unrealized gain (loss)	3.84	5.31
Total from investment operations	3.94	5.35
Distributions from net investment income	(.03)	-
Distributions from net realized gain	(.31)	-
Total distributions	(.34)	-
Redemption fees added to paid in capital D	.04	.02
Net asset value, end of period	$21.36	$17.72
Total Return B, C	22.84%	43.48%
Ratios to Average Net Assets G
Expenses before expense reductions	1.32%	1.51% A
Expenses net of voluntary waivers, if any	1.32%	1.51% A
Expenses net of all reductions	1.29%	1.48% A
Net investment income (loss)	.49%	.54% A
Supplemental Data
Net assets, end of period (000 omitted)	$2,568	$401
Portfolio turnover rate	77%	84% A

AAnnualized

BTotal returns for periods of less than one year are not annualized.

CTotal returns would have been lower had certain expenses not been reduced during the periods shown.

DCalculated based on average shares outstanding during the period.

EInvestment income per share reflects a special dividend which amounted to $.01 per share.

FFor the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity International Small Cap Fund (the fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, International Small Cap (the original class), and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$217,728,209
Unrealized depreciation	(43,208,604)
Net unrealized appreciation (depreciation)	174,519,605
Undistributed ordinary income	30,238,812
Undistributed long-term capital gain	18,049,009

Cost for federal income tax purposes	$1,017,236,913

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$12,314,090	$ 27,060

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,186,404,079 and $735,977,091, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .94% of the fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$20,474	$325
Class T	.25%	.25%	49,312	539
Class B	.75%	.25%	31,386	23,852
Class C	.75%	.25%	52,586	37,268
			$153,758	$61,984

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$29,979
Class T	10,916
Class B *	3,470
Class C *	5,990
$50,355

*When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for International Small Cap. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for International Small Cap shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$30,826.37
Class T	35,396.36
Class B	17,158.54
Class C	18,101.34
International Small Cap	2,076,187.21
Institutional Class	3,903.23
	$2,181,571

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $459,974 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2 for the period.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$27,505,333	1.12%	$2,571

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $231,874 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $3,715.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2004	2003
From net investment income
Class A	$3,252	$-
Class T	2,950	-
Class C	1,354	-
International Small Cap	732,332	-
Institutional Class	997	-
Total	$740,885	$-
From net realized gain
Class A	$50,399	$-
Class T	91,451	-
Class B	28,049	-
Class C	41,980	-
International Small Cap	11,351,027	27,060
Institutional Class	10,299	-
Total	$11,573,205	$27,060

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2004	2003 A	2004	2003 A
Class A
Shares sold	655,161	287,827	$12,872,993	$4,774,574
Reinvestment of distributions	2,641	-	46,931	-
Shares redeemed	(313,383)	(7,479)	(5,810,697)	(125,524)
Net increase (decrease)	344,419	280,348	$7,109,227	$4,649,050
Class T
Shares sold	729,426	229,190	$14,388,966	$3,468,992
Reinvestment of distributions	4,802	-	85,378	-
Shares redeemed	(246,002)	(3,525)	(4,796,147)	(55,853)
Net increase (decrease)	488,226	225,665	$9,678,197	$3,413,139
Class B
Shares sold	254,206	60,233	$4,980,844	$911,644
Reinvestment of distributions	1,477	-	26,163	-
Shares redeemed	(72,209)	(2,570)	(1,405,301)	(40,678)
Net increase (decrease)	183,474	57,663	$3,601,706	$870,966
Class C
Shares sold	412,202	88,372	$8,031,151	$1,388,024
Reinvestment of distributions	2,245	-	39,811	-
Shares redeemed	(81,166)	(9,942)	(1,589,819)	(158,911)
Net increase (decrease)	333,281	78,430	$6,481,143	$1,229,113
International Small Cap
Shares sold	48,249,110	32,919,552	$942,554,096	$492,932,712
Reinvestment of distributions	631,834	2,491	11,252,965	25,785
Shares redeemed	(28,670,350)	(2,388,222)	(560,463,897)	(32,859,600)
Net increase (decrease)	20,210,594	30,533,821	$393,343,164	$460,098,897
Institutional Class
Shares sold	181,090	23,006	$3,601,810	$351,524
Reinvestment of distributions	290	-	5,166	-
Shares redeemed	(83,756)	(396)	(1,660,707)	(5,173)
Net increase (decrease)	97,624	22,610	$1,946,269	$346,351

AShare transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of the fund (2002). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

*Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

**Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Investment Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2002

Vice President of the fund. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of the fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of the fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of the fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of the fund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of the fund. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of the fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/13/04	12/10/04	$.02	$.77
Class T	12/13/04	12/10/04	-	$.76
Class B	12/13/04	12/10/04	-	$.71
Class C	12/13/04	12/10/04	-	$.72

Class A, Class T, Class B, and Class C designates 14% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Income	Taxes
Class A	$.034	$.004
Class T	$.033	$.004
Class B	$.032	$.004
Class C	$.033	$.004

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	15,718,325,709.37	74.142
Against	3,816,318,151.70	18.001
Abstain	840,597,158.37	3.965
Broker Non-Votes	825,022,241.94	3.892
TOTAL	21,200,263,261.38	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	20,046,954,592.62	94.560
Withheld	1,153,308,668.76	5.440
TOTAL	21,200,263,261.38	100.000
Ralph F. Cox
Affirmative	20,022,775,321.09	94.446
Withheld	1,177,487,940.29	5.554
TOTAL	21,200,263,261.38	100.000
Laura B. Cronin
Affirmative	20,020,502,157.24	94.435
Withheld	1,179,761,104.14	5.565
TOTAL	21,200,263,261.38	100.000
Dennis J. Dirks B
Affirmative	20,051,128,100.47	94.580
Withheld	1,149,135,160.91	5.420
TOTAL	21,200,263,261.38	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	20,029,013,552.52	94.475
Withheld	1,171,249,708.86	5.525
TOTAL	21,200,263,261.38	100.000
George H. Heilmeier
Affirmative	20,064,274,525.78	94.642
Withheld	1,135,988,735.60	5.358
TOTAL	21,200,263,261.38	100.000
Abigail P. Johnson
Affirmative	19,965,491,863.72	94.176
Withheld	1,234,771,397.66	5.824
TOTAL	21,200,263,261.38	100.000
Edward C. Johnson 3d
Affirmative	19,910,643,140.70	93.917
Withheld	1,289,620,120.68	6.083
TOTAL	21,200,263,261.38	100.000
Donald J. Kirk
Affirmative	20,034,697,704.85	94.502
Withheld	1,165,565,556.53	5.498
TOTAL	21,200,263,261.38	100.000
Marie L. Knowles
Affirmative	20,071,617,016.84	94.676
Withheld	1,128,646,244.54	5.324
TOTAL	21,200,263,261.38	100.000
Ned C. Lautenbach
Affirmative	20,069,374,137.98	94.666
Withheld	1,130,889,123.40	5.334
TOTAL	21,200,263,261.38	100.000
Marvin L. Mann
Affirmative	20,034,126,102.77	94.499
Withheld	1,166,137,158.61	5.501
TOTAL	21,200,263,261.38	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	20,046,749,092.57	94.559
Withheld	1,153,514,168.81	5.441
TOTAL	21,200,263,261.38	100.000
Robert L. Reynolds
Affirmative	20,051,009,814.32	94.579
Withheld	1,149,253,447.06	5.421
TOTAL	21,200,263,261.38	100.000
Cornelia M. Small B
Affirmative	20,037,030,750.74	94.513
Withheld	1,163,232,510.64	5.487
TOTAL	21,200,263,261.38	100.000
William S. Stavropoulos
Affirmative	20,037,089,868.63	94.513
Withheld	1,163,173,392.75	5.487
TOTAL	21,200,263,261.38	100.000
ADenotes trust-wide proposals and voting results. BEffective January 1, 2005.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Mellon Bank

Pittsburgh, PA

AISC-UANN-1204
1.793568.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

International Small Cap

Fund - Institutional Class

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Institutional Class is a class of
Fidelity® International Small Cap Fund

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	26	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	36	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	45
Trustees and Officers	46
Distributions	58
Proxy Voting Results	59

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED ·MAY LOSE VALUE ·NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Life of fundA
Institutional Class B	22.84%	44.43%

A From September 18, 2002.

B The initial offering of Institutional Class shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of International Small Cap, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Small Cap Fund - Institutional Class on September 18, 2002, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the MSCI® EAFE® Small Cap Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Tokuya Sano and Ben Paton, Co-Portfolio Managers of Fidelity Advisor International Small Cap Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

For the 12 months ending October 31, 2004, the fund's Institutional Class shares returned 22.84%, narrowly beating the 22.72% mark posted by the Morgan Stanley Capital International Europe, Australasia, Far East Small Cap Index. The fund also finished ahead of the LipperSM International Small Cap Funds Average, which returned 18.46%. Strong stock selection in telecommunication services, semiconductors and capital goods aided performance compared with the index. Looking at geographical categories, Germany and Australia were two of the fund's stronger countries, while Japan struggled. German wireless services reseller MobilCom was the fund's top contributor both in absolute terms and compared with the MSCI EAFE Small Cap Index. Believing its valuation to be stretched, I liquidated the position - a timely decision. Performance was also helped by United Group Ltd., an Australian conglomerate. On the negative side, our picks in automobiles and components hurt the fund's results, as did an underweighting in real estate and an overweighting in software and services. Russian oil giant Yukos was the largest detractor in absolute terms and the second-largest relative to the index. The biggest detractor compared to the index was Japanese holding NOK, a maker of flexible printed circuit boards.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period * May 1, 2004 to October 31, 2004
Class A
Actual	$1,000.00	$1,057.20	$8.95
HypotheticalA	$1,000.00	$1,016.19	$8.81
Class T
Actual	$1,000.00	$1,056.30	$10.23
HypotheticalA	$1,000.00	$1,014.92	$10.08
Class B
Actual	$1,000.00	$1,052.70	$13.83**
HypotheticalA	$1,000.00	$1,011.36	$13.64**
Class C
Actual	$1,000.00	$1,053.60	$12.70
HypotheticalA	$1,000.00	$1,012.48	$12.52
Institutional Class
Actual	$1,000.00	$1,059.50	$6.94
HypotheticalA	$1,000.00	$1,018.18	$6.82
International Small Cap
Actual	$1,000.00	$1,059.50	$6.78
HypotheticalA	$1,000.00	$1,018.33	$6.67

A5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.73%
Class T	1.98%
Class B	2.68%
Class C	2.46%
Institutional Class	1.34%
International Small Cap	1.31%

**If fees effective January 1, 2005 had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class B
Actual	2.52%	$13.00
HypotheticalA		$12.83

A5% return per year before expenses

Annual Report

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2004
Japan27.7%
United Kingdom16.1%
Australia9.2%
Germany7.7%
United States of America5.2%
South Africa3.0%
Norway2.9%
Greece2.6%
Italy2.4%
Other23.2%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2004
Japan31.0%
United Kingdom17.4%
Germany8.8%
Australia7.8%
Greece3.0%
Sweden2.9%
Norway2.9%
France2.8%
Hong Kong2.3%
Other21.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.6	98.6
Short-Term Investments and Net Other Assets	3.4	1.4
Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Steinhoff International Holdings Ltd. (South Africa, Household Durables)	1.8	1.4
K&S AG (Germany, Chemicals)	1.5	0.0
United Group Ltd. (Australia, Construction & Engineering)	1.5	0.9
Hikari Tsushin, Inc. (Japan, Specialty Retail)	1.5	0.0
Orascom Telecom SAE unit (Egypt, Wireless Telecommunication Services)	1.4	0.3
Freenet.de AG (Germany, Internet Software & Services)	1.4	2.5
Pfleiderer AG (Germany, Building Products)	1.3	0.6
BlueScope Steel Ltd. (Australia, Metals & Mining)	1.3	1.0
Centennial Coal Co. Ltd. (Australia, Metals & Mining)	1.2	0.7
QBE Insurance Group Ltd. (Australia, Insurance)	1.1	1.0
	14.0
Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	22.7	21.2
Materials	14.5	10.8
Industrials	13.9	15.4
Information Technology	13.3	19.9
Financials	10.8	12.7
Health Care	7.7	6.6
Energy	6.6	4.8
Telecommunication Services	3.9	4.2
Consumer Staples	2.8	2.6
Utilities	0.4	0.4

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value (Note 1)
Australia - 9.2%
Australian Stock Exchange Ltd.	603,839	$8,368,824
BlueScope Steel Ltd.	2,519,309	14,581,351
Boral Ltd.	1,902,417	9,458,247
Bradken Ltd.	63,288	145,952
Centamin Egypt Ltd. (a)	5,509,616	1,126,378
Centennial Coal Co. Ltd.	4,089,388	13,166,296
Corporate Express Australia Ltd. (d)	1,697,169	7,294,135
Dwyka Diamonds Ltd. (a)	4,010,385	2,358,299
Elkedra Diamonds NL	3,000,000	689,119
Fox Resources Ltd. (a)	1,000,000	486,688
Hardman Resources Ltd. (a)	915,681	1,474,075
Hardman Resources Ltd. (UK) (a)	217,653	351,974
JB Hi-Fi Ltd.	1,483,593	3,976,808
Patrick Corp. Ltd.	914,738	3,808,100
Promina Group Ltd.	914,490	3,108,649
QBE Insurance Group Ltd.	1,235,719	12,703,608
Stockland New (a)	12,301	54,065
United Group Ltd.	3,412,640	17,324,352
Virotec International Ltd. (a)	1,852,832	638,162
Virotec International Ltd. (a)	1,084,000	373,502
Westpac Banking Corp.	212,356	3,001,949
TOTAL AUSTRALIA		104,490,533
Belgium - 1.3%
EVS Broadcast Equipment SA	28,000	2,239,475
Exmar NV	17,400	1,046,539
Melexis NV	93,199	1,115,144
Omega Pharma SA	60,100	3,299,438
Recticel SA	67,444	724,125
Roularta Media Group NV	22,376	1,438,887
Telindus Group NV	582,193	5,371,683
TOTAL BELGIUM		15,235,291
Bermuda - 0.4%
Frontline Ltd.	54,700	2,701,043
Ship Finance International Ltd.	2,895	58,190
Tanzanite One Ltd. (a)	1,166,001	1,521,318
TOTAL BERMUDA		4,280,551
Brazil - 0.3%
Petroleo Brasileiro SA Petrobras sponsored ADR	108,000	3,835,080
Canada - 0.8%
Adastra Minerals, Inc. (a)	10,000	11,302
Common Stocks - continued
	Shares	Value (Note 1)
Canada - continued
La Mancha Resources, Inc. (a)	334,000	$246,828
Oilexco, Inc. (a)	1,388,800	3,295,670
Ontzinc Corp. (a)(e)	16,612,000	1,841,458
Uruguay Mineral Exploration, Inc. (a)	515,300	2,200,238
Western Canadian Coal Corp. (f)	385,886	1,024,682
TOTAL CANADA		8,620,178
Cayman Islands - 0.0%
Kingboard Chemical Holdings Ltd. warrants 12/31/06 (a)	362,380	167,603
China - 0.8%
Aluminum Corp. of China Ltd. (H Shares)	5,744,000	3,283,888
Global Bio-Chem Technology Group Co. Ltd.	2,632,000	2,062,669
Global Bio-Chem Technology Group Co. Ltd. warrants 5/31/07 (a)	376,000	26,085
PICC Property & Casualty Co. Ltd. (H Shares)	9,086,000	3,268,471
TOTAL CHINA		8,641,113
Czech Republic - 0.3%
Komercni Banka AS unit	84,634	3,512,311
Denmark - 0.2%
Coloplast AS Series B	5,950	592,183
SimCorp AS	33,539	1,498,643
TOTAL DENMARK		2,090,826
Egypt - 1.4%
Orascom Telecom SAE unit (a)	928,725	15,881,198
Estonia - 0.4%
Hansabank SA	422,628	4,272,613
Finland - 0.8%
Aldata Solutions Oyj (a)	1,617,346	2,255,992
Alma Media Corp. (d)	133,020	1,463,941
Capman Oyj (A Shares)	496,937	1,163,752
Nokian Tyres Ltd.	25,678	2,791,140
Vacon Oyj	73,381	1,031,084
TOTAL FINLAND		8,705,909
France - 2.1%
Areva (investment certificates)	7,600	2,809,760
Bacou Dalloz	20,330	1,567,482
Galeries Lafayette SA	5,900	1,155,940
Generale de Sante	200,152	3,439,887
Groupe Bourbon SA	40,038	1,972,610
Common Stocks - continued
	Shares	Value (Note 1)
France - continued
Groupe Open SA	52,500	$560,317
Groupe Open SA warrants 10/21/06 (a)	14,809	6,064
Inter Parfums SA	17,290	604,040
Ipsos SA	16,003	1,501,114
Maisons France Confort	10,498	836,956
Medidep SA (a)	46,000	1,280,340
Nexity	40,000	956,704
Oeneo Group (a)	86,962	144,671
Orpea (a)	25,207	746,759
Stedim SA	27,038	2,524,109
Toupargel-Agrigel	43,520	1,732,038
U10 SA (d)	12,679	700,934
Vivendi Universal SA (a)	66,932	1,835,945
TOTAL FRANCE		24,375,670
Germany - 7.0%
Advanced Photonics Technologies AG (a)	48,552	80,772
Articon-Integralis AG (Reg.) (a)	495,185	1,191,334
Bijou Brigitte Modische Accessoires AG	21,486	2,532,348
Deutsche Boerse AG	42,300	2,119,241
ElringKlinger AG	9,142	583,781
Fielmann AG	19,100	1,201,093
Freenet.de AG (a)(d)	773,219	15,633,916
Fresenius AG	43,586	4,049,410
Fresenius Medical Care AG	65,113	4,999,506
Gpc Biotech AG (a)	49,345	628,311
Grenkeleasing AG	100,818	3,825,348
Hyrican Informationssysteme AG	17,925	155,294
K&S AG	420,200	17,562,260
Kontron AG (a)	154,264	1,411,493
Merck KGaA	48,441	2,707,101
Parsytec AG (a)	188,871	693,674
PC-Spezialist Franchise AG (d)	150,000	1,516,445
Pfleiderer AG (a)	1,644,359	14,582,703
PSI AG (a)	228,043	992,211
Pulsion Medical Systems AG (a)	156,865	682,516
Rational AG	17,800	1,404,532
United Internet AG	40,352	984,745
TOTAL GERMANY		79,538,034
Greece - 2.6%
Alfa-Beta Vassilopoulos SA (Reg.)	31,800	516,820
Common Stocks - continued
	Shares	Value (Note 1)
Greece - continued
Cosmote Mobile Telecommunications SA	148,300	$2,687,278
Folli Follie SA	268,648	8,250,932
Greek Organization of Football Prognostics SA	266,442	5,448,634
Hellenic Exchanges Holding SA (a)	166,195	1,510,026
Hyatt Regency SA (Reg.)	213,182	2,367,982
Public Power Corp. of Greece	54,000	1,344,760
Sarantis SA (Reg.)	1,046,648	5,705,825
Technical Olympic SA (Reg.)	426,896	2,054,084
TOTAL GREECE		29,886,341
Hong Kong - 2.2%
ASM Pacific Technology Ltd.	528,500	1,714,432
China Insurance International Holdings Co. Ltd.	13,106,000	6,019,496
China Merchants Holdings International Co. Ltd.	5,166,000	7,632,488
China Pharmaceutical Enterprise and Investment Corp. Ltd. (a)	9,820,000	2,409,677
Kingboard Chemical Holdings Ltd.	3,623,800	7,588,671
TOTAL HONG KONG		25,364,764
Hungary - 0.6%
MOL Magyar Olay-es Gazipari RT Series A (For. Reg.)	44,200	2,481,194
OTP Bank Rt.	152,073	3,856,565
TOTAL HUNGARY		6,337,759
India - 0.0%
Kotak Mahindra Bank Ltd.	100,669	398,590
State Bank of India	6,592	68,958
TOTAL INDIA		467,548
Ireland - 1.4%
DEPFA BANK PLC	187,900	2,885,468
Glanbia PLC	543,500	1,704,017
IAWS Group PLC (Ireland)	38,059	507,010
Independent News & Media PLC (Ireland)	846,964	2,471,200
Kenmare Resources PLC (a)	6,850,000	2,045,534
Kenmare Resources PLC warrants 7/23/09 (a)	1,712,500	178,748
Paddy Power PLC	137,311	1,825,698
Petroceltic International PLC (a)	12,421,734	3,937,623
TOTAL IRELAND		15,555,298
Italy - 2.0%
Amplifon Spa	38,350	1,713,751
Cassa Di Risparmio Di Firenze	2,942,982	5,758,419
Lottomatica Spa New (d)	383,300	11,571,108
Common Stocks - continued
	Shares	Value (Note 1)
Italy - continued
Saipem Spa	79,800	$922,553
Teleunit Spa (a)	7,365,800	2,571,795
TOTAL ITALY		22,537,626
Japan - 27.7%
Able, Inc.	272,700	7,678,424
Adtec Plasma Technology Co. Ltd. (a)	32	323,522
Ahresty Corp.	53,300	694,987
Amiyaki Tei Co. Ltd. (d)	185	592,573
Apple International Co. Ltd.	384	885,303
ARRK Corp.	140,600	5,234,223
Asahi Broadcasting Corp.	14,940	961,321
Asahi Denka Co. Ltd.	108,000	953,106
Asahi Glass Co. Ltd.	102,000	938,706
Asahi Intecc Co. Ltd.	49,300	1,784,088
Axell Corp.	282	1,718,619
Benefit One, Inc. (a)	1	12,378
Casio Computer Co. Ltd.	170,700	2,030,626
Chiyoda Integre Co. Ltd.	78,960	1,437,671
Citizen Electronics Co. Ltd. (d)	19,200	865,347
CMK Corp. (d)	55,000	727,028
Culture Convenience Club Co. Ltd. (d)	63,400	790,740
Cyber Agent Ltd. (a)(d)	867	2,523,135
Cyber Agent Ltd. New (a)(d)	867	2,523,135
Daikin Industries Ltd.	24,000	585,062
Dream Technologies Corp. (a)(d)	718	511,525
Dwango Co. Ltd. New (a)	168	888,931
Dynic Corp. (a)	45,000	191,336
Eizo Nanao Corp.	119,000	3,339,443
Faith, Inc. (d)	3,374	9,245,146
Fancl Corp.	26,500	976,520
Fuji Seal International, Inc.	81,300	3,495,205
Fuji Spinning Co. Ltd. (a)	2,524,000	3,195,691
Fujikura Ltd.	1,740,000	7,661,360
Fujitsu Business Systems Ltd.	29,800	380,683
Globaly Corp.	23,100	757,377
Heian Ceremony Service Co. Ltd. (d)	151,000	984,457
Hikari Tsushin, Inc. (d)	277,300	16,611,537
Hogy Medical Co.	21,400	877,555
Hokuto Corp.	35,100	644,061
Human Holdings Co. Ltd. (a)	4	15,496
HUNET, Inc. (d)	520,000	967,922
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Ibiden Co. Ltd. (d)	83,400	$1,286,835
Information Planning Co. Ltd. (d)	111	326,178
Intelligent Wave, Inc. (d)	901	1,489,819
Intertrade Co. Ltd.	8	48,831
Ishihara Chemical Co. Ltd. (d)	53,000	901,403
Ishihara Sangyo Kaisha Ltd.	269,000	564,256
Iwatani International Corp.	945,000	2,294,751
JACCS Co. Ltd. (d)	226,000	1,136,032
Japan Medical Dynamic Marketing, Inc.	82,600	850,702
Jastec Co. Ltd.	54,500	933,094
JFE Shoji Holdings, Inc. (a)(d)	922,000	4,486,512
KAGA ELECTRONICS Co. Ltd. (d)	160,500	2,714,556
Kibun Food Chemifa Co. Ltd. (d)	49,400	963,868
Kobe Steel Ltd.	7,068,000	9,883,914
Kubota Corp.	197,000	899,050
Kura Corp. Ltd.	1,054	2,688,902
Lawson, Inc. (d)	53,300	1,782,794
Leopalace21 Corp.	82,000	1,499,995
livedoor Co. Ltd. (a)(d)	301,100	1,007,128
Marktec Corp.	1,000	7,644
Maruha Group, Inc. (a)	303,000	658,478
Matsui Securities Co. Ltd. (d)	43,700	1,160,268
Meganesuper Co. Ltd.	47,520	830,651
Meitec Corp.	15,075	568,330
Melco Holdings, Inc. (d)	70,200	1,086,480
Mitsubishi Materials Corp. (d)	1,179,000	2,372,816
Mitsubishi Plastics, Inc.	317,000	805,716
Mitsui & Associates Telepark Corp.	484	1,495,422
Mitsui Fudosan Co. Ltd.	246,000	2,614,919
Mitsui O.S.K. Lines Ltd.	296,000	1,756,394
Mitsui Trust Holdings, Inc.	768,000	5,290,046
Mobilephone Telecommunications International Ltd.	364	567,487
Neturen Co. Ltd. (d)	195,000	1,227,099
NHK Spring Co. Ltd.	148,000	1,023,631
Nidec Corp.	46,700	5,065,583
Nihon Chouzai Co. Ltd. (a)	39,700	1,575,471
Nihon Dempa Kogyo Co. Ltd. (d)	510,100	10,820,376
Nihon Falcom Corp.	330	926,064
Nihon Micro Coating Co. Ltd. (a)	10,300	111,920
Nihon Trim Co. Ltd. (d)	72,050	4,976,478
Nihon Unicom Corp.	5,300	78,122
Ninety-Nine Plus, Inc.	1	17,669
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Nippon Chemi-con Corp. (d)	1,046,000	$5,119,554
Nippon Chemical Industrial Co. Ltd.	222,000	788,699
Nippon Electric Glass Co. Ltd.	56,000	1,251,382
Nippon Mining Holdings, Inc.	542,500	2,583,455
Nippon Oil Corp.	329,000	2,092,096
Nippon Shinpan Co. Ltd.	195,000	591,440
Nippon Suisan Kaisha Co. Ltd.	319,000	1,015,760
Nishi-Nippon City Bank Ltd.	199,000	885,614
Nissin Co. Ltd. (d)	221,300	460,018
Nissin Co. Ltd. New (a)(d)	221,300	460,018
Nissin Kogyo Co. Ltd.	378,400	11,155,175
Nitta Corp.	172,800	2,504,608
Nittoku Engineering Co. Ltd.	87,500	632,470
NOK Corp.	372,600	11,336,250
Opt, Inc.	70	380,309
Organo Corp.	274,000	1,444,626
Osaki Electric Co. Ltd. (d)	60,000	239,240
Pacific Metals Co. Ltd. (a)(d)	846,000	3,453,224
Park24 Co. Ltd. (d)	78,900	1,340,409
Park24 Co. Ltd. New (a)	78,900	1,326,990
Pigeon Corp.	217,400	3,298,950
Pixela Corp. (d)	25,700	396,300
Rakuten, Inc. (d)	323	2,426,277
Reins International, Inc. (d)	1,271	4,983,843
Rohto Pharmaceutical Co. Ltd.	611,000	6,633,335
Sammy NetWorks Co. Ltd. (a)	240	8,934,662
Sega Sammy Holdings, Inc. (a)	95,540	4,441,412
Sekisui Chemical Co. Ltd.	136,000	866,103
Shicoh Engineering Co. Ltd. (a)	28	886,285
Shin Nippon Biomedical Laboratories Ltd.	25,900	502,901
Shinko Electric Industries Co.Ltd.	41,500	1,199,887
Showa Denko KK (d)	1,726,000	4,174,952
SMBC Friend Securities Co. Ltd.	379,000	2,402,882
So-net M3, Inc.	3	21,826
Soken Chemical & Engineer Co. Ltd.	66,200	1,057,098
Square Enix Co. Ltd.	24,000	667,832
Stanley Electric Co. Ltd. (d)	195,700	3,023,286
Sumitomo Corp.	236,000	1,759,380
Sumitomo Light Metal Industries Ltd. (d)	1,819,000	2,870,251
Sumitomo Metal Mining Co. Ltd.	528,000	3,567,062
Sumitomo Rubber Industries Ltd.	132,000	1,126,244
Sumitomo Titanium Corp.	29,500	1,410,403
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Suncall Corp.	206,000	$1,080,266
Sunx Ltd.	92,000	1,607,294
Takara Co. Ltd. (d)	228,600	987,104
Techno Medica Co. Ltd.	139	577,881
Telewave, Inc. (d)	230	1,679,879
Teraoka Seisakusho Co. Ltd.	58,000	442,803
Toho Titanium Co. Ltd.	65,000	1,461,709
Tokyo Seimitsu Co. Ltd. (d)	101,500	3,155,242
Tokyo Steel Manufacturing Co. Ltd. (d)	370,200	5,848,485
Toppan Printing Co. Ltd.	98,000	948,193
Toray Industries, Inc.	589,000	2,754,807
Toyo Ink Manufacturing Co. Ltd. (d)	2,749,000	9,480,654
Toyo Machinery & Metal Co. Ltd.	220,000	1,184,863
Toyo Radiator Co. Ltd. (d)	202,000	988,671
Toyo Suisan Kaisha Ltd.	65,000	762,177
Trancom Co. Ltd.	65,400	1,328,577
Trend Micro, Inc.	29,500	1,415,978
Ulvac, Inc.	2,900	66,585
Unicharm Petcare Corp.	200	7,559
USS Co. Ltd.	68,480	5,545,175
Wintest Corp.	70	261,256
Works Applications Co. Ltd. (a)	389	1,201,899
Zakkaya Bulldog Co. Ltd. (a)	31,400	1,014,674
Zwei Co. Ltd. (a)	500	10,960
TOTAL JAPAN		314,325,122
Korea (South) - 0.2%
SKC Co. Ltd. (a)	353,470	2,525,914
Luxembourg - 1.5%
Millicom International Cellular SA unit (a)	183,000	3,711,889
Orco Property Group	37,100	1,401,042
Stolt-Nielsen SA (a)(d)	572,390	12,016,774
TOTAL LUXEMBOURG		17,129,705
Netherlands - 0.7%
Completel Europe NV (a)	76,809	2,531,031
Efes Breweries International NV unit	32,700	907,425
Fugro NV (Certificaten Van Aandelen)	24,365	1,898,855
PinkRoccade NV	137,626	1,805,230
Wolters Kluwer NV (Certificaten Van Aandelen)	46,025	841,655
TOTAL NETHERLANDS		7,984,196
Common Stocks - continued
	Shares	Value (Note 1)
New Zealand - 0.1%
The Warehouse Group Ltd.	344,626	$962,598
Norway - 2.9%
ABG Sundal Collier ASA	3,358,000	2,640,373
Bolig-og Naeringsbanken ASA	29,040	1,214,767
Catch Communications ASA	633,000	1,592,716
Mamut ASA	1,851,000	2,605,218
Nordic VLSI ASA (a)	591,000	4,042,884
Norman ASA (a)	65,300	549,391
Norsk Hydro ASA	101,680	7,499,339
Orkla ASA (A Shares)	47,772	1,363,530
P4 Radio Hele Norge ASA (a)(d)	141,400	378,018
Petroleum Geo-Services ASA (a)	38,750	1,788,522
Statoil ASA	215,500	3,126,283
Tandberg ASA	339,500	3,203,359
TANDBERG Television ASA (a)	388,829	2,824,979
TOTAL NORWAY		32,829,379
Poland - 0.9%
Polski Koncern Naftowy Orlen SA unit	455,400	9,791,100
Portugal - 0.8%
Impresa SGPS (a)	596,953	3,483,479
Media Capital SGPS SA	880,576	5,983,696
TOTAL PORTUGAL		9,467,175
Russia - 0.4%
Mobile TeleSystems OJSC sponsored ADR	17,100	2,481,552
Surgutneftegaz JSC sponsored ADR	36,600	1,916,925
TOTAL RUSSIA		4,398,477
Singapore - 1.2%
Accord Customer Care Solutions Ltd. (a)	13,435,000	6,220,842
Singapore Exchange Ltd.	2,698,000	2,855,456
Singapore Petroleum Co. Ltd.	1,501,000	3,375,772
Venture Corp. Ltd.	124,000	1,178,147
TOTAL SINGAPORE		13,630,217
South Africa - 3.0%
African Bank Investments Ltd.	1,208,151	2,831,983
Discovery Holdings Ltd. (a)	2,442,719	6,651,488
MTN Group Ltd.	594,602	3,247,939
Common Stocks - continued
	Shares	Value (Note 1)
South Africa - continued
Steinhoff International Holdings Ltd.	11,751,132	$20,567,495
Wilson Bayly Holmes-Ovcon Ltd.	333,456	1,364,729
TOTAL SOUTH AFRICA		34,663,634
Spain - 0.2%
Antena 3 Television SA (a)	36,758	2,368,424
Sweden - 1.7%
Eniro AB	153,028	1,297,819
Finnveden Invest AB Series B (a)	368,884	2,854,736
Gambro AB (A Shares)	269,000	3,146,388
Hexagon AB (B Shares)	80,143	2,956,637
Lindex AB	31,898	885,968
Mekonomen AB	68,000	1,807,002
Modern Times Group AB (MTG) (B Shares) (a)	105,200	2,342,007
Observer AB	297,314	1,176,699
OMX AB (a)	162,285	1,921,123
VBG AB Class B	6,710	100,536
Wedins Norden AB Series B (a)	3,202,790	307,843
TOTAL SWEDEN		18,796,758
Switzerland - 1.6%
A Hiestand Holding AG	1,812	1,265,880
Actelion Ltd. (Reg.) (a)	18,108	2,078,067
Amazys Holding AG	54,100	2,628,413
Barry Callebaut AG	5,721	1,102,220
Escor Casino & Entertainment SA	19,770	514,205
Geberit AG (Reg.)	1,663	1,086,564
Micronas Semiconductor Holding AG (a)	15,752	620,157
Mobilezone Holding AG	462,199	1,579,638
Roche Holding AG (participation certificate)	30,328	3,109,522
Sika AG (Bearer)	1,436	886,524
Sulzer AG (Reg.)	4,024	1,361,783
Swissquote Group Holding SA (a)	18,811	1,402,395
Temenos Group AG (a)	63,126	449,465
TOTAL SWITZERLAND		18,084,833
Taiwan - 0.1%
Merry Electronics Co. Ltd.	584,568	1,319,626
Turkey - 0.8%
Beko Elektronik AS (a)	887,743,640	3,726,215
Common Stocks - continued
	Shares	Value (Note 1)
Turkey - continued
Dogan Gazetecilik AS (a)	2,269,570,200	$4,363,657
Dogan Yayin Holding AS (a)	359,364,500	1,277,271
TOTAL TURKEY		9,367,143
United Kingdom - 16.1%
Advanced Technology (UK) PLC (a)(e)	7,355,000	558,207
AeroBox PLC (a)	3,640,000	986,634
Air Partner PLC	45,000	361,787
Alba PLC	402,700	5,498,361
Alliance Pharma PLC (a)(e)	6,259,500	1,811,686
Amlin PLC	157,014	419,821
Asia Energy PLC	694,600	4,607,918
Atrium Underwriting PLC	257,060	862,105
Axis Shield PLC (a)	89,600	330,953
BETonSPORTS PLC	2,407,121	6,922,693
BG Group PLC	441,600	2,880,847
BHP Billiton PLC	193,400	1,967,147
Biocompatibles International PLC	79,010	330,313
Blacks Leisure Group PLC	45,443	367,437
Caffe Nero Group PLC (a)	282,978	520,015
Carphone Warehouse Group PLC	542,849	1,660,948
Chaucer Holdings PLC	1,612,100	1,303,489
Cobra Biomanufacturing PLC (a)	818,400	515,097
Corac Group PLC (a)(e)	4,698,004	2,460,487
Corin Group PLC	1,122,914	7,067,566
CSS Stellar PLC (a)	623,908	418,481
CustomVis PLC (a)	375,215	131,008
Domino's Pizza UK & IRL PLC	344,636	1,304,640
Edinburgh Oil & Gas PLC (a)	713,381	2,484,240
Entertainment Rights PLC (a)	4,002,089	965,638
Flomerics Group PLC	449,658	458,604
Future Network PLC	1,717,169	1,830,222
GMA Resources PLC (a)	6,547,930	1,955,331
Goldshield Group PLC	575,700	2,248,112
GTL Resources PLC (a)	13,669,072	1,318,746
Gyrus Group PLC (a)	220,640	950,802
Hardide Ltd.	125,000	918,825
Healthcare Enterprise Group PLC (a)	30,417,845	1,062,050
Hereward Ventures PLC (a)	1,818,182	167,059
Highbury House Communications PLC	713,914	131,192
Holidaybreak PLC	72,426	714,047
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Hornby PLC	471,440	$2,391,103
Hunting PLC	530,400	1,832,416
Icap PLC	298,550	1,283,795
Ideal Shopping Direct PLC (a)	273,686	749,379
Inchcape PLC	30,122	818,128
International Energy Group Ltd.	1,148,800	3,937,187
Intertek Group PLC	116,310	1,470,511
ITE Group PLC	3,133,116	4,505,299
ITM Power PLC	2,700,000	3,845,283
Jubilee Platinum PLC (a)(e)	3,852,022	1,822,757
Kesa Electricals PLC	556,201	2,780,120
Lambert Howarth Group PLC (e)	1,320,284	6,550,794
Landround PLC	74,400	345,221
Lastminute.com PLC (a)	1,749,526	3,584,743
Lawrence PLC	1,073,124	7,424,679
London Clubs International PLC (a)	1,172,500	2,510,161
LTG Technologies PLC (a)	6,914,968	1,207,193
Man Group PLC	36,969	887,925
Manganese Bronze Holdings PLC	239,797	846,073
Manpower Software PLC (a)	258,824	160,524
Marlborough Stirling PLC	793,069	648,536
Matchnet PLC unit (a)	823,933	5,271,935
Meridian Petroleum PLC	2,747,000	1,438,687
Microgen PLC (a)	289,948	303,709
N Brown Group PLC	439,410	1,037,614
NDS Group PLC sponsored ADR (a)	105,154	2,751,880
Ocean Wilsons Holdings Ltd.	170,311	604,036
Oystertec PLC (a)	7,009,687	3,155,931
P&MM Group PLC (e)	2,035,000	2,299,865
Peacock Group PLC	835,318	3,968,032
Phytopharm PLC (a)	528,100	1,455,694
Pilat Media Global PLC (a)(e)	2,880,000	2,196,359
PlusNet Technologies Ltd.	912,355	2,347,225
Premier Oil PLC (a)	159,291	1,832,434
Proteome Sciences PLC (a)	645,184	889,217
Provident Financial PLC	434,894	4,671,224
Psion PLC	2,900,000	3,130,896
QA PLC (a)	13,554,656	592,827
Regal Petroleum PLC (a)	137,516	865,519
Royalblue Group PLC	210,803	1,646,374
Sanctuary Group PLC	3,046,215	2,337,114
SCI Entertainment Group PLC (a)	401,531	1,014,576
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
SDL PLC (a)	227,897	$487,896
Sibir Energy PLC (a)	1,162,800	299,155
Sinclair Pharma PLC	734,198	1,517,849
SkyePharma PLC (a)	124,100	121,438
Sondex PLC	354,900	1,317,408
Spice Holdings PLC	1,362,100	3,566,865
Sportingbet PLC	345,100	697,590
Sterling Energy PLC (a)	4,035,800	1,409,114
SubSea Resources PLC (a)	7,222,500	2,654,485
SubSea Resources PLC warrants 11/4/09 (a)	1,805,625	33
Taghmen Energy Ltd.	2,279,573	1,481,722
Teesland PLC	1,380,000	1,711,771
Tikit Group PLC (e)	822,761	2,154,524
ukbetting PLC (a)	2,517,419	1,954,542
Unibet Group PLC unit	55,964	1,589,999
Urbium PLC	141,255	1,265,439
William Hill PLC	333,186	2,994,046
William Ransom & Son PLC (e)	2,684,500	2,392,588
Windsor PLC	700,000	546,701
Wolfson Microelectronics PLC	685,250	1,240,361
Xstrata PLC	133,500	2,073,007
TOTAL UNITED KINGDOM		183,382,016
United States of America - 1.8%
Frontier Mining Ltd. (e)	4,487,533	1,443,140
Golden Telecom, Inc. (d)	88,900	2,532,761
Marathon Oil Corp.	39,900	1,520,589
NTL, Inc. (a)	69,000	4,589,190
Private Media Group, Inc. (a)(d)	202,400	514,096
ResMed, Inc. CHESS Depositary Interests (a)	642,463	3,054,630
Solar Integrated Technologies, Inc.	876,373	2,214,392
Valero Energy Corp.	41,400	1,778,958
XL TechGroup, Inc.	736,700	2,707,594
TOTAL UNITED STATES OF AMERICA		20,355,350
TOTAL COMMON STOCKS (Cost $910,182,332)		1,085,177,913
Nonconvertible Preferred Stocks - 1.1%
	Shares	Value (Note 1)
Germany - 0.7%
Fresenius AG	49,105	$4,166,270
Fresenius Medical Care AG	68,266	3,736,387
TOTAL GERMANY		7,902,657
Italy - 0.4%
Buzzi Unicem Spa (Risp)	483,900	4,415,230
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $9,850,251)		12,317,887
Money Market Funds - 8.3%

Fidelity Cash Central Fund, 1.79% (b)	31,425,450	31,425,450
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	62,835,268	62,835,268
TOTAL MONEY MARKET FUNDS (Cost $94,260,718)		94,260,718
TOTAL INVESTMENT PORTFOLIO - 104.9% (Cost $1,014,293,301)		1,191,756,518
NET OTHER ASSETS - (4.9)%		(55,719,257)
NET ASSETS - 100%		$1,136,037,261
Legend
(a)Non-income producing

(b)Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c)Includes investment made with cash collateral received from securities on loan.
(d)Security or a portion of the security is on loan at period end.
(e)Affiliated company

(f)Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,024,682 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Western Canadian Coal Corp.	9/29/04	$0
Other Information

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Advanced Technology (UK) PLC	$-	$677,635	$-	$-	$558,207
Alliance Pharma PLC	-	1,378,455	-	-	1,811,686
Articon-Integralis AG (Reg.)	-	3,216,353	382,484	-	-
Corac Group PLC	-	2,448,084	-	-	2,460,487
Frontier Mining Ltd.	-	1,213,216	-	-	1,443,140
Jubilee Platinum PLC	-	1,879,542	562,643	-	1,822,757
Lambert Howarth Group PLC	4,376,721	1,140,404	-	228,933	6,550,794
Online Travel Corp. PLC	2,164,843	-	-	-	-
Ontzinc Corp.	-	1,719,571	-	-	1,841,458
P&MM Group PLC	-	1,986,262	-	-	2,299,865
Pilat Media Global PLC	-	2,810,095	-	-	2,196,359
Tikit Group PLC	-	2,069,038	-	24,172	2,154,524
Wedins Norden AB Series B	956,215	2,235,131	1,034,922	-	-
William Ransom & Son PLC	-	2,458,423	-	48,384	2,392,588
Totals	$7,497,779	$25,232,209	$1,980,049	$301,489	$25,531,865

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $58,511,696) (cost $1,014,293,301) - See accompanying schedule		$1,191,756,518
Cash		153,592
Foreign currency held at value (cost $5,447,045)		5,423,146
Receivable for investments sold		9,813,009
Receivable for fund shares sold		2,888,611
Dividends receivable		1,251,600
Interest receivable		38,100
Other affiliated receivables		3,355
Other receivables		129,888
Total assets		1,211,457,819

Liabilities
Payable for investments purchased	$9,970,193
Payable for fund shares redeemed	1,253,833
Accrued management fee	896,565
Distribution fees payable	19,420
Other affiliated payables	246,714
Other payables and accrued expenses	198,565
Collateral on securities loaned, at value	62,835,268
Total liabilities		75,420,558

Net Assets		$1,136,037,261
Net Assets consist of:
Paid in capital		$898,686,393
Undistributed net investment income		5,017,937
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		54,860,187
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		177,472,744
Net Assets		$1,136,037,261

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,277,823 ÷ 624,767 shares)	$21.25

Maximum offering price per share (100/94.25 of $21.25)	$22.55
Class T: Net Asset Value and redemption price per share ($15,131,252 ÷ 713,891 shares)	$21.20

Maximum offering price per share (100/96.50 of $21.20)	$21.97
Class B: Net Asset Value and offering price per share ($5,060,793 ÷ 241,137 shares) A	$20.99

Class C: Net Asset Value and offering price per share ($8,664,337 ÷ 411,711 shares) A	$21.04

International Small Cap: Net Asset Value, offering price and redemption price per share ($1,091,335,065 ÷ 51,091,331 shares)	$21.36

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,567,991 ÷ 120,234 shares)	$21.36

ARedemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Year ended October 31, 2004

Investment Income
Dividends (including $301,489 received from affiliated issuers)		$17,760,750
Interest		500,442
Security lending		1,159,171
		19,420,363
Less foreign taxes withheld		(1,435,129)
Total income		17,985,234

Expenses
Management fee Basic fee	$8,826,255
Performance adjustment	713,427
Transfer agent fees	2,181,571
Distribution fees	153,758
Accounting and security lending fees	516,934
Non-interested trustees' compensation	4,963
Custodian fees and expenses	574,790
Registration fees	266,493
Audit	41,794
Legal	19,756
Interest	2,571
Miscellaneous	54,905
Total expenses before reductions	13,357,217
Expense reductions	(235,589)	13,121,628
Net investment income (loss)		4,863,606
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $(1,489,101) from affiliated issuers)	55,896,770
Foreign currency transactions	(196,336)
Total net realized gain (loss)		55,700,434
Change in net unrealized appreciation (depreciation) on: Investment securities	104,967,642
Assets and liabilities in foreign currencies	20,845
Total change in net unrealized appreciation (depreciation)		104,988,487
Net gain (loss)		160,688,921
Net increase (decrease) in net assets resulting from operations		$165,552,527

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,863,606	$516,714
Net realized gain (loss)	55,700,434	11,443,482
Change in net unrealized appreciation (depreciation)	104,988,487	72,481,971
Net increase (decrease) in net assets resulting from operations	165,552,527	84,442,167
Distributions to shareholders from net investment income	(740,885)	-
Distributions to shareholders from net realized gain	(11,573,205)	(27,060)
Total distributions	(12,314,090)	(27,060)
Share transactions - net increase (decrease)	422,159,706	470,607,516
Redemption fees	1,900,450	290,434
Total increase (decrease) in net assets	577,298,593	555,313,057

Net Assets
Beginning of period	558,738,668	3,425,611
End of period (including undistributed net investment income of $5,017,937 and undistributed net investment income of $614,412, respectively)	$1,136,037,261	$558,738,668

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2004	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$17.69	$12.35
Income from Investment Operations
Net investment income (loss) E	.02	.02 F
Net realized and unrealized gain (loss)	3.83	5.30
Total from investment operations	3.85	5.32
Distributions from net investment income	(.02)	-
Distributions from net realized gain	(.31)	-
Total distributions	(.33)	-
Redemption fees added to paid in capital E	.04	.02
Net asset value, end of period	$21.25	$17.69
Total Return B, C, D	22.36%	43.24%
Ratios to Average Net Assets H
Expenses before expense reductions	1.71%	1.77% A
Expenses net of voluntary waivers, if any	1.71%	1.77% A
Expenses net of all reductions	1.69%	1.74% A
Net investment income (loss)	.09%	.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$13,278	$4,960
Portfolio turnover rate	77%	84% A

AAnnualized

BTotal returns for periods of less than one year are not annualized.

CTotal returns would have been lower had certain expenses not been reduced during the periods shown.

DTotal returns do not include the effect of the sales charges.

ECalculated based on average shares outstanding during the period.

FInvestment income per share reflects a special dividend which amounted to $.01 per share.

GFor the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2004	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$17.68	$12.35
Income from Investment Operations
Net investment income (loss) E	(.03)	-F,I
Net realized and unrealized gain (loss)	3.83	5.31
Total from investment operations	3.80	5.31
Distributions from net investment income	(.01)	-
Distributions from net realized gain	(.31)	-
Total distributions	(.32)	-
Redemption fees added to paid in capital E	.04	.02
Net asset value, end of period	$21.20	$17.68
Total Return B,C,D	22.07%	43.16%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.94%	2.12% A
Expenses net of voluntary waivers, if any	1.94%	2.12% A
Expenses net of all reductions	1.92%	2.09% A
Net investment income (loss)	(.14)%	(.07)%A
Supplemental Data
Net assets, end of period (000 omitted)	$15,131	$3,990
Portfolio turnover rate	77%	84% A

AAnnualized

BTotal returns for periods of less than one year are not annualized.

CTotal returns would have been lower had certain expenses not been reduced during the periods shown.

DTotal returns do not include the effect of the sales charges.

ECalculated based on average shares outstanding during the period.

FInvestment income per share reflects a special dividend which amounted to $.01 per share.

GFor the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

IAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2004	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$17.62	$12.35
Income from Investment Operations
Net investment income (loss) E	(.16)	(.05) F
Net realized and unrealized gain (loss)	3.80	5.30
Total from investment operations	3.64	5.25
Distributions from net realized gain	(.31)	-
Redemption fees added to paid in capital E	.04	.02
Net asset value, end of period	$20.99	$17.62
Total Return B, C, D	21.21%	42.67%
Ratios to Average Net Assets H
Expenses before expense reductions	2.63%	2.76% A
Expenses net of voluntary waivers, if any	2.63%	2.76%A
Expenses net of all reductions	2.60%	2.73%A
Net investment income (loss)	(.83)%	(.71)%A
Supplemental Data
Net assets, end of period (000 omitted)	$5,061	$1,016
Portfolio turnover rate	77%	84%A

AAnnualized

BTotal returns for periods of less than one year are not annualized.

CTotal returns would have been lower had certain expenses not been reduced during the periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

ECalculated based on average shares outstanding during the period.

FInvestment income per share reflects a special dividend which amounted to $.01 per share.

GFor the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2004	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$17.64	$12.35
Income from Investment Operations
Net investment income (loss) E	(.12)	(.04) F
Net realized and unrealized gain (loss)	3.80	5.31
Total from investment operations	3.68	5.27
Distributions from net investment income	(.01)	-
Distributions from net realized gain	(.31)	-
Total distributions	(.32)	-
Redemption fees added to paid in capital E	.04	.02
Net asset value, end of period	$21.04	$17.64
Total Return B, C, D	21.43%	42.83%
Ratios to Average Net Assets H
Expenses before expense reductions	2.43%	2.57% A
Expenses net of voluntary waivers, if any	2.43%	2.57% A
Expenses net of all reductions	2.40%	2.55% A
Net investment income (loss)	(.62)%	(.52)%A
Supplemental Data
Net assets, end of period (000 omitted)	$8,664	$1,383
Portfolio turnover rate	77%	84% A

AAnnualized

BTotal returns for periods of less than one year are not annualized.

CTotal returns would have been lower had certain expenses not been reduced during the periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

ECalculated based on average shares outstanding during the period.

FInvestment income per share reflects a special dividend which amounted to $.01 per share.

GFor the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap

Years ended October 31,	2004	2003	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$17.71	$9.87	$10.00
Income from Investment Operations
Net investment income (loss) D	.10	.07 E	(.01)
Net realized and unrealized gain (loss)	3.84	7.75	(.12)
Total from investment operations	3.94	7.82	(.13)
Distributions from net investment income	(.02)	-	-
Distributions from net realized gain	(.31)	(.02)	-
Total distributions	(.33)	(.02)	-
Redemption fees added to paid in capital D	.04	.04	- H
Net asset value, end of period	$21.36	$17.71	$9.87
Total Return B, C	22.84%	79.78%	(1.30)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.30%	1.54%	13.70% A
Expenses net of voluntary waivers, if any	1.30%	1.54%	1.80% A
Expenses net of all reductions	1.28%	1.51%	1.80% A
Net investment income (loss)	.50%	.46%	(.56)% A
Supplemental Data
Net assets, end of period (000 omitted)	$1,091,335	$546,989	$3,426
Portfolio turnover rate	77%	84%	85% A

AAnnualized

BTotal returns for periods of less than one year are not annualized.

CTotal returns would have been lower had certain expenses not been reduced during the periods shown.

DCalculated based on average shares outstanding during the period.

EInvestment income per share reflects a special dividend which amounted to $.03 per share.

FFor the period September 18, 2002 (commencement of operations) to October 31, 2002.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

HAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$17.72	$12.35
Income from Investment Operations
Net investment income (loss) D	.10	.04 E
Net realized and unrealized gain (loss)	3.84	5.31
Total from investment operations	3.94	5.35
Distributions from net investment income	(.03)	-
Distributions from net realized gain	(.31)	-
Total distributions	(.34)	-
Redemption fees added to paid in capital D	.04	.02
Net asset value, end of period	$21.36	$17.72
Total Return B, C	22.84%	43.48%
Ratios to Average Net Assets G
Expenses before expense reductions	1.32%	1.51% A
Expenses net of voluntary waivers, if any	1.32%	1.51% A
Expenses net of all reductions	1.29%	1.48% A
Net investment income (loss)	.49%	.54% A
Supplemental Data
Net assets, end of period (000 omitted)	$2,568	$401
Portfolio turnover rate	77%	84% A

AAnnualized

BTotal returns for periods of less than one year are not annualized.

CTotal returns would have been lower had certain expenses not been reduced during the periods shown.

DCalculated based on average shares outstanding during the period.

EInvestment income per share reflects a special dividend which amounted to $.01 per share.

FFor the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity International Small Cap Fund (the fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, International Small Cap (the original class), and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$217,728,209
Unrealized depreciation	(43,208,604)
Net unrealized appreciation (depreciation)	174,519,605
Undistributed ordinary income	30,238,812
Undistributed long-term capital gain	18,049,009

Cost for federal income tax purposes	$1,017,236,913

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$12,314,090	$ 27,060

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,186,404,079 and $735,977,091, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .94% of the fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$20,474	$325
Class T	.25%	.25%	49,312	539
Class B	.75%	.25%	31,386	23,852
Class C	.75%	.25%	52,586	37,268
			$153,758	$61,984

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$29,979
Class T	10,916
Class B *	3,470
Class C *	5,990
$50,355

*When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for International Small Cap. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for International Small Cap shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$30,826.37
Class T	35,396.36
Class B	17,158.54
Class C	18,101.34
International Small Cap	2,076,187.21
Institutional Class	3,903.23
	$2,181,571

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $459,974 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2 for the period.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$27,505,333	1.12%	$2,571

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $231,874 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $3,715.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2004	2003
From net investment income
Class A	$3,252	$-
Class T	2,950	-
Class C	1,354	-
International Small Cap	732,332	-
Institutional Class	997	-
Total	$740,885	$-
From net realized gain
Class A	$50,399	$-
Class T	91,451	-
Class B	28,049	-
Class C	41,980	-
International Small Cap	11,351,027	27,060
Institutional Class	10,299	-
Total	$11,573,205	$27,060

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2004	2003 A	2004	2003 A
Class A
Shares sold	655,161	287,827	$12,872,993	$4,774,574
Reinvestment of distributions	2,641	-	46,931	-
Shares redeemed	(313,383)	(7,479)	(5,810,697)	(125,524)
Net increase (decrease)	344,419	280,348	$7,109,227	$4,649,050
Class T
Shares sold	729,426	229,190	$14,388,966	$3,468,992
Reinvestment of distributions	4,802	-	85,378	-
Shares redeemed	(246,002)	(3,525)	(4,796,147)	(55,853)
Net increase (decrease)	488,226	225,665	$9,678,197	$3,413,139
Class B
Shares sold	254,206	60,233	$4,980,844	$911,644
Reinvestment of distributions	1,477	-	26,163	-
Shares redeemed	(72,209)	(2,570)	(1,405,301)	(40,678)
Net increase (decrease)	183,474	57,663	$3,601,706	$870,966
Class C
Shares sold	412,202	88,372	$8,031,151	$1,388,024
Reinvestment of distributions	2,245	-	39,811	-
Shares redeemed	(81,166)	(9,942)	(1,589,819)	(158,911)
Net increase (decrease)	333,281	78,430	$6,481,143	$1,229,113
International Small Cap
Shares sold	48,249,110	32,919,552	$942,554,096	$492,932,712
Reinvestment of distributions	631,834	2,491	11,252,965	25,785
Shares redeemed	(28,670,350)	(2,388,222)	(560,463,897)	(32,859,600)
Net increase (decrease)	20,210,594	30,533,821	$393,343,164	$460,098,897
Institutional Class
Shares sold	181,090	23,006	$3,601,810	$351,524
Reinvestment of distributions	290	-	5,166	-
Shares redeemed	(83,756)	(396)	(1,660,707)	(5,173)
Net increase (decrease)	97,624	22,610	$1,946,269	$346,351

AShare transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of the fund (2002). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

*Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

**Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Investment Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2002

Vice President of the fund. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of the fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of the fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of the fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of the fund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of the fund. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of the fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/13/04	12/10/04	$.07	$.77

Institutional Class designates 13% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Income	Taxes
Institutional Class	$.035	$.004

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	15,718,325,709.37	74.142
Against	3,816,318,151.70	18.001
Abstain	840,597,158.37	3.965
Broker Non-Votes	825,022,241.94	3.892
TOTAL	21,200,263,261.38	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	20,046,954,592.62	94.560
Withheld	1,153,308,668.76	5.440
TOTAL	21,200,263,261.38	100.000
Ralph F. Cox
Affirmative	20,022,775,321.09	94.446
Withheld	1,177,487,940.29	5.554
TOTAL	21,200,263,261.38	100.000
Laura B. Cronin
Affirmative	20,020,502,157.24	94.435
Withheld	1,179,761,104.14	5.565
TOTAL	21,200,263,261.38	100.000
Dennis J. Dirks B
Affirmative	20,051,128,100.47	94.580
Withheld	1,149,135,160.91	5.420
TOTAL	21,200,263,261.38	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	20,029,013,552.52	94.475
Withheld	1,171,249,708.86	5.525
TOTAL	21,200,263,261.38	100.000
George H. Heilmeier
Affirmative	20,064,274,525.78	94.642
Withheld	1,135,988,735.60	5.358
TOTAL	21,200,263,261.38	100.000
Abigail P. Johnson
Affirmative	19,965,491,863.72	94.176
Withheld	1,234,771,397.66	5.824
TOTAL	21,200,263,261.38	100.000
Edward C. Johnson 3d
Affirmative	19,910,643,140.70	93.917
Withheld	1,289,620,120.68	6.083
TOTAL	21,200,263,261.38	100.000
Donald J. Kirk
Affirmative	20,034,697,704.85	94.502
Withheld	1,165,565,556.53	5.498
TOTAL	21,200,263,261.38	100.000
Marie L. Knowles
Affirmative	20,071,617,016.84	94.676
Withheld	1,128,646,244.54	5.324
TOTAL	21,200,263,261.38	100.000
Ned C. Lautenbach
Affirmative	20,069,374,137.98	94.666
Withheld	1,130,889,123.40	5.334
TOTAL	21,200,263,261.38	100.000
Marvin L. Mann
Affirmative	20,034,126,102.77	94.499
Withheld	1,166,137,158.61	5.501
TOTAL	21,200,263,261.38	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	20,046,749,092.57	94.559
Withheld	1,153,514,168.81	5.441
TOTAL	21,200,263,261.38	100.000
Robert L. Reynolds
Affirmative	20,051,009,814.32	94.579
Withheld	1,149,253,447.06	5.421
TOTAL	21,200,263,261.38	100.000
Cornelia M. Small B
Affirmative	20,037,030,750.74	94.513
Withheld	1,163,232,510.64	5.487
TOTAL	21,200,263,261.38	100.000
William S. Stavropoulos
Affirmative	20,037,089,868.63	94.513
Withheld	1,163,173,392.75	5.487
TOTAL	21,200,263,261.38	100.000
ADenotes trust-wide proposals and voting results. BEffective January 1, 2005.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Mellon Bank

Pittsburgh, PA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AISCI-UANN-1204
1.793572.101

Fidelity®

International Small Cap

Fund

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	26	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	36	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	45
Trustees and Officers	46
Distributions	58
Proxy Voting Results	59

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED ·MAY LOSE VALUE ·NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of International Small Cap's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Life of fundA
International Small Cap	22.84%	44.40%

AFrom September 18, 2002.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in International Small Cap on September 18, 2002, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the MSCI® EAFE® Small Cap Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Tokuya Sano and Ben Paton, Co-Portfolio Managers of Fidelity® International Small Cap Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

For the 12 months ending October 31, 2004, International Small Cap's return was 22.84%, narrowly beating the 22.72% mark posted by the Morgan Stanley Capital International Europe, Australasia, Far East Small Cap Index. International Small Cap also finished ahead of the LipperSM International Small Cap Funds Average, which returned 18.46%. Strong stock selection in telecommunication services, semiconductors and capital goods aided performance compared with the index. Looking at geographical categories, Germany and Australia were two of the fund's stronger countries, while Japan struggled. German wireless services reseller MobilCom was the fund's top contributor both in absolute terms and compared with the MSCI EAFE Small Cap Index. Believing its valuation to be stretched, I liquidated the position - a timely decision. Performance was also helped by United Group Limited, an Australian conglomerate. On the negative side, our picks in automobiles and components hurt the fund's results, as did an underweighting in real estate and an overweighting in software and services. Russian oil giant Yukos was the largest detractor in absolute terms and the second-largest relative to the index. The biggest detractor compared to the index was Japanese holding NOK, a maker of flexible printed circuit boards.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period * May 1, 2004 to October 31, 2004
Class A
Actual	$1,000.00	$1,057.20	$8.95
HypotheticalA	$1,000.00	$1,016.19	$8.81
Class T
Actual	$1,000.00	$1,056.30	$10.23
HypotheticalA	$1,000.00	$1,014.92	$10.08
Class B
Actual	$1,000.00	$1,052.70	$13.83**
HypotheticalA	$1,000.00	$1,011.36	$13.64**
Class C
Actual	$1,000.00	$1,053.60	$12.70
HypotheticalA	$1,000.00	$1,012.48	$12.52
Institutional Class
Actual	$1,000.00	$1,059.50	$6.94
HypotheticalA	$1,000.00	$1,018.18	$6.82
International Small Cap
Actual	$1,000.00	$1,059.50	$6.78
HypotheticalA	$1,000.00	$1,018.33	$6.67

A5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.73%
Class T	1.98%
Class B	2.68%
Class C	2.46%
Institutional Class	1.34%
International Small Cap	1.31%

**If fees effective January 1, 2005 had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class B
Actual	2.52%	$13.00
HypotheticalA		$12.83

A5% return per year before expenses

Annual Report

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2004
Japan27.7%
United Kingdom16.1%
Australia9.2%
Germany7.7%
United States of America5.2%
South Africa3.0%
Norway2.9%
Greece2.6%
Italy2.4%
Other23.2%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2004
Japan31.0%
United Kingdom17.4%
Germany8.8%
Australia7.8%
Greece3.0%
Sweden2.9%
Norway2.9%
France2.8%
Hong Kong2.3%
Other21.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.6	98.6
Short-Term Investments and Net Other Assets	3.4	1.4
Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Steinhoff International Holdings Ltd. (South Africa, Household Durables)	1.8	1.4
K&S AG (Germany, Chemicals)	1.5	0.0
United Group Ltd. (Australia, Construction & Engineering)	1.5	0.9
Hikari Tsushin, Inc. (Japan, Specialty Retail)	1.5	0.0
Orascom Telecom SAE unit (Egypt, Wireless Telecommunication Services)	1.4	0.3
Freenet.de AG (Germany, Internet Software & Services)	1.4	2.5
Pfleiderer AG (Germany, Building Products)	1.3	0.6
BlueScope Steel Ltd. (Australia, Metals & Mining)	1.3	1.0
Centennial Coal Co. Ltd. (Australia, Metals & Mining)	1.2	0.7
QBE Insurance Group Ltd. (Australia, Insurance)	1.1	1.0
	14.0
Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	22.7	21.2
Materials	14.5	10.8
Industrials	13.9	15.4
Information Technology	13.3	19.9
Financials	10.8	12.7
Health Care	7.7	6.6
Energy	6.6	4.8
Telecommunication Services	3.9	4.2
Consumer Staples	2.8	2.6
Utilities	0.4	0.4

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value (Note 1)
Australia - 9.2%
Australian Stock Exchange Ltd.	603,839	$8,368,824
BlueScope Steel Ltd.	2,519,309	14,581,351
Boral Ltd.	1,902,417	9,458,247
Bradken Ltd.	63,288	145,952
Centamin Egypt Ltd. (a)	5,509,616	1,126,378
Centennial Coal Co. Ltd.	4,089,388	13,166,296
Corporate Express Australia Ltd. (d)	1,697,169	7,294,135
Dwyka Diamonds Ltd. (a)	4,010,385	2,358,299
Elkedra Diamonds NL	3,000,000	689,119
Fox Resources Ltd. (a)	1,000,000	486,688
Hardman Resources Ltd. (a)	915,681	1,474,075
Hardman Resources Ltd. (UK) (a)	217,653	351,974
JB Hi-Fi Ltd.	1,483,593	3,976,808
Patrick Corp. Ltd.	914,738	3,808,100
Promina Group Ltd.	914,490	3,108,649
QBE Insurance Group Ltd.	1,235,719	12,703,608
Stockland New (a)	12,301	54,065
United Group Ltd.	3,412,640	17,324,352
Virotec International Ltd. (a)	1,852,832	638,162
Virotec International Ltd. (a)	1,084,000	373,502
Westpac Banking Corp.	212,356	3,001,949
TOTAL AUSTRALIA		104,490,533
Belgium - 1.3%
EVS Broadcast Equipment SA	28,000	2,239,475
Exmar NV	17,400	1,046,539
Melexis NV	93,199	1,115,144
Omega Pharma SA	60,100	3,299,438
Recticel SA	67,444	724,125
Roularta Media Group NV	22,376	1,438,887
Telindus Group NV	582,193	5,371,683
TOTAL BELGIUM		15,235,291
Bermuda - 0.4%
Frontline Ltd.	54,700	2,701,043
Ship Finance International Ltd.	2,895	58,190
Tanzanite One Ltd. (a)	1,166,001	1,521,318
TOTAL BERMUDA		4,280,551
Brazil - 0.3%
Petroleo Brasileiro SA Petrobras sponsored ADR	108,000	3,835,080
Canada - 0.8%
Adastra Minerals, Inc. (a)	10,000	11,302
Common Stocks - continued
	Shares	Value (Note 1)
Canada - continued
La Mancha Resources, Inc. (a)	334,000	$246,828
Oilexco, Inc. (a)	1,388,800	3,295,670
Ontzinc Corp. (a)(e)	16,612,000	1,841,458
Uruguay Mineral Exploration, Inc. (a)	515,300	2,200,238
Western Canadian Coal Corp. (f)	385,886	1,024,682
TOTAL CANADA		8,620,178
Cayman Islands - 0.0%
Kingboard Chemical Holdings Ltd. warrants 12/31/06 (a)	362,380	167,603
China - 0.8%
Aluminum Corp. of China Ltd. (H Shares)	5,744,000	3,283,888
Global Bio-Chem Technology Group Co. Ltd.	2,632,000	2,062,669
Global Bio-Chem Technology Group Co. Ltd. warrants 5/31/07 (a)	376,000	26,085
PICC Property & Casualty Co. Ltd. (H Shares)	9,086,000	3,268,471
TOTAL CHINA		8,641,113
Czech Republic - 0.3%
Komercni Banka AS unit	84,634	3,512,311
Denmark - 0.2%
Coloplast AS Series B	5,950	592,183
SimCorp AS	33,539	1,498,643
TOTAL DENMARK		2,090,826
Egypt - 1.4%
Orascom Telecom SAE unit (a)	928,725	15,881,198
Estonia - 0.4%
Hansabank SA	422,628	4,272,613
Finland - 0.8%
Aldata Solutions Oyj (a)	1,617,346	2,255,992
Alma Media Corp. (d)	133,020	1,463,941
Capman Oyj (A Shares)	496,937	1,163,752
Nokian Tyres Ltd.	25,678	2,791,140
Vacon Oyj	73,381	1,031,084
TOTAL FINLAND		8,705,909
France - 2.1%
Areva (investment certificates)	7,600	2,809,760
Bacou Dalloz	20,330	1,567,482
Galeries Lafayette SA	5,900	1,155,940
Generale de Sante	200,152	3,439,887
Groupe Bourbon SA	40,038	1,972,610
Common Stocks - continued
	Shares	Value (Note 1)
France - continued
Groupe Open SA	52,500	$560,317
Groupe Open SA warrants 10/21/06 (a)	14,809	6,064
Inter Parfums SA	17,290	604,040
Ipsos SA	16,003	1,501,114
Maisons France Confort	10,498	836,956
Medidep SA (a)	46,000	1,280,340
Nexity	40,000	956,704
Oeneo Group (a)	86,962	144,671
Orpea (a)	25,207	746,759
Stedim SA	27,038	2,524,109
Toupargel-Agrigel	43,520	1,732,038
U10 SA (d)	12,679	700,934
Vivendi Universal SA (a)	66,932	1,835,945
TOTAL FRANCE		24,375,670
Germany - 7.0%
Advanced Photonics Technologies AG (a)	48,552	80,772
Articon-Integralis AG (Reg.) (a)	495,185	1,191,334
Bijou Brigitte Modische Accessoires AG	21,486	2,532,348
Deutsche Boerse AG	42,300	2,119,241
ElringKlinger AG	9,142	583,781
Fielmann AG	19,100	1,201,093
Freenet.de AG (a)(d)	773,219	15,633,916
Fresenius AG	43,586	4,049,410
Fresenius Medical Care AG	65,113	4,999,506
Gpc Biotech AG (a)	49,345	628,311
Grenkeleasing AG	100,818	3,825,348
Hyrican Informationssysteme AG	17,925	155,294
K&S AG	420,200	17,562,260
Kontron AG (a)	154,264	1,411,493
Merck KGaA	48,441	2,707,101
Parsytec AG (a)	188,871	693,674
PC-Spezialist Franchise AG (d)	150,000	1,516,445
Pfleiderer AG (a)	1,644,359	14,582,703
PSI AG (a)	228,043	992,211
Pulsion Medical Systems AG (a)	156,865	682,516
Rational AG	17,800	1,404,532
United Internet AG	40,352	984,745
TOTAL GERMANY		79,538,034
Greece - 2.6%
Alfa-Beta Vassilopoulos SA (Reg.)	31,800	516,820
Common Stocks - continued
	Shares	Value (Note 1)
Greece - continued
Cosmote Mobile Telecommunications SA	148,300	$2,687,278
Folli Follie SA	268,648	8,250,932
Greek Organization of Football Prognostics SA	266,442	5,448,634
Hellenic Exchanges Holding SA (a)	166,195	1,510,026
Hyatt Regency SA (Reg.)	213,182	2,367,982
Public Power Corp. of Greece	54,000	1,344,760
Sarantis SA (Reg.)	1,046,648	5,705,825
Technical Olympic SA (Reg.)	426,896	2,054,084
TOTAL GREECE		29,886,341
Hong Kong - 2.2%
ASM Pacific Technology Ltd.	528,500	1,714,432
China Insurance International Holdings Co. Ltd.	13,106,000	6,019,496
China Merchants Holdings International Co. Ltd.	5,166,000	7,632,488
China Pharmaceutical Enterprise and Investment Corp. Ltd. (a)	9,820,000	2,409,677
Kingboard Chemical Holdings Ltd.	3,623,800	7,588,671
TOTAL HONG KONG		25,364,764
Hungary - 0.6%
MOL Magyar Olay-es Gazipari RT Series A (For. Reg.)	44,200	2,481,194
OTP Bank Rt.	152,073	3,856,565
TOTAL HUNGARY		6,337,759
India - 0.0%
Kotak Mahindra Bank Ltd.	100,669	398,590
State Bank of India	6,592	68,958
TOTAL INDIA		467,548
Ireland - 1.4%
DEPFA BANK PLC	187,900	2,885,468
Glanbia PLC	543,500	1,704,017
IAWS Group PLC (Ireland)	38,059	507,010
Independent News & Media PLC (Ireland)	846,964	2,471,200
Kenmare Resources PLC (a)	6,850,000	2,045,534
Kenmare Resources PLC warrants 7/23/09 (a)	1,712,500	178,748
Paddy Power PLC	137,311	1,825,698
Petroceltic International PLC (a)	12,421,734	3,937,623
TOTAL IRELAND		15,555,298
Italy - 2.0%
Amplifon Spa	38,350	1,713,751
Cassa Di Risparmio Di Firenze	2,942,982	5,758,419
Lottomatica Spa New (d)	383,300	11,571,108
Common Stocks - continued
	Shares	Value (Note 1)
Italy - continued
Saipem Spa	79,800	$922,553
Teleunit Spa (a)	7,365,800	2,571,795
TOTAL ITALY		22,537,626
Japan - 27.7%
Able, Inc.	272,700	7,678,424
Adtec Plasma Technology Co. Ltd. (a)	32	323,522
Ahresty Corp.	53,300	694,987
Amiyaki Tei Co. Ltd. (d)	185	592,573
Apple International Co. Ltd.	384	885,303
ARRK Corp.	140,600	5,234,223
Asahi Broadcasting Corp.	14,940	961,321
Asahi Denka Co. Ltd.	108,000	953,106
Asahi Glass Co. Ltd.	102,000	938,706
Asahi Intecc Co. Ltd.	49,300	1,784,088
Axell Corp.	282	1,718,619
Benefit One, Inc. (a)	1	12,378
Casio Computer Co. Ltd.	170,700	2,030,626
Chiyoda Integre Co. Ltd.	78,960	1,437,671
Citizen Electronics Co. Ltd. (d)	19,200	865,347
CMK Corp. (d)	55,000	727,028
Culture Convenience Club Co. Ltd. (d)	63,400	790,740
Cyber Agent Ltd. (a)(d)	867	2,523,135
Cyber Agent Ltd. New (a)(d)	867	2,523,135
Daikin Industries Ltd.	24,000	585,062
Dream Technologies Corp. (a)(d)	718	511,525
Dwango Co. Ltd. New (a)	168	888,931
Dynic Corp. (a)	45,000	191,336
Eizo Nanao Corp.	119,000	3,339,443
Faith, Inc. (d)	3,374	9,245,146
Fancl Corp.	26,500	976,520
Fuji Seal International, Inc.	81,300	3,495,205
Fuji Spinning Co. Ltd. (a)	2,524,000	3,195,691
Fujikura Ltd.	1,740,000	7,661,360
Fujitsu Business Systems Ltd.	29,800	380,683
Globaly Corp.	23,100	757,377
Heian Ceremony Service Co. Ltd. (d)	151,000	984,457
Hikari Tsushin, Inc. (d)	277,300	16,611,537
Hogy Medical Co.	21,400	877,555
Hokuto Corp.	35,100	644,061
Human Holdings Co. Ltd. (a)	4	15,496
HUNET, Inc. (d)	520,000	967,922
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Ibiden Co. Ltd. (d)	83,400	$1,286,835
Information Planning Co. Ltd. (d)	111	326,178
Intelligent Wave, Inc. (d)	901	1,489,819
Intertrade Co. Ltd.	8	48,831
Ishihara Chemical Co. Ltd. (d)	53,000	901,403
Ishihara Sangyo Kaisha Ltd.	269,000	564,256
Iwatani International Corp.	945,000	2,294,751
JACCS Co. Ltd. (d)	226,000	1,136,032
Japan Medical Dynamic Marketing, Inc.	82,600	850,702
Jastec Co. Ltd.	54,500	933,094
JFE Shoji Holdings, Inc. (a)(d)	922,000	4,486,512
KAGA ELECTRONICS Co. Ltd. (d)	160,500	2,714,556
Kibun Food Chemifa Co. Ltd. (d)	49,400	963,868
Kobe Steel Ltd.	7,068,000	9,883,914
Kubota Corp.	197,000	899,050
Kura Corp. Ltd.	1,054	2,688,902
Lawson, Inc. (d)	53,300	1,782,794
Leopalace21 Corp.	82,000	1,499,995
livedoor Co. Ltd. (a)(d)	301,100	1,007,128
Marktec Corp.	1,000	7,644
Maruha Group, Inc. (a)	303,000	658,478
Matsui Securities Co. Ltd. (d)	43,700	1,160,268
Meganesuper Co. Ltd.	47,520	830,651
Meitec Corp.	15,075	568,330
Melco Holdings, Inc. (d)	70,200	1,086,480
Mitsubishi Materials Corp. (d)	1,179,000	2,372,816
Mitsubishi Plastics, Inc.	317,000	805,716
Mitsui & Associates Telepark Corp.	484	1,495,422
Mitsui Fudosan Co. Ltd.	246,000	2,614,919
Mitsui O.S.K. Lines Ltd.	296,000	1,756,394
Mitsui Trust Holdings, Inc.	768,000	5,290,046
Mobilephone Telecommunications International Ltd.	364	567,487
Neturen Co. Ltd. (d)	195,000	1,227,099
NHK Spring Co. Ltd.	148,000	1,023,631
Nidec Corp.	46,700	5,065,583
Nihon Chouzai Co. Ltd. (a)	39,700	1,575,471
Nihon Dempa Kogyo Co. Ltd. (d)	510,100	10,820,376
Nihon Falcom Corp.	330	926,064
Nihon Micro Coating Co. Ltd. (a)	10,300	111,920
Nihon Trim Co. Ltd. (d)	72,050	4,976,478
Nihon Unicom Corp.	5,300	78,122
Ninety-Nine Plus, Inc.	1	17,669
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Nippon Chemi-con Corp. (d)	1,046,000	$5,119,554
Nippon Chemical Industrial Co. Ltd.	222,000	788,699
Nippon Electric Glass Co. Ltd.	56,000	1,251,382
Nippon Mining Holdings, Inc.	542,500	2,583,455
Nippon Oil Corp.	329,000	2,092,096
Nippon Shinpan Co. Ltd.	195,000	591,440
Nippon Suisan Kaisha Co. Ltd.	319,000	1,015,760
Nishi-Nippon City Bank Ltd.	199,000	885,614
Nissin Co. Ltd. (d)	221,300	460,018
Nissin Co. Ltd. New (a)(d)	221,300	460,018
Nissin Kogyo Co. Ltd.	378,400	11,155,175
Nitta Corp.	172,800	2,504,608
Nittoku Engineering Co. Ltd.	87,500	632,470
NOK Corp.	372,600	11,336,250
Opt, Inc.	70	380,309
Organo Corp.	274,000	1,444,626
Osaki Electric Co. Ltd. (d)	60,000	239,240
Pacific Metals Co. Ltd. (a)(d)	846,000	3,453,224
Park24 Co. Ltd. (d)	78,900	1,340,409
Park24 Co. Ltd. New (a)	78,900	1,326,990
Pigeon Corp.	217,400	3,298,950
Pixela Corp. (d)	25,700	396,300
Rakuten, Inc. (d)	323	2,426,277
Reins International, Inc. (d)	1,271	4,983,843
Rohto Pharmaceutical Co. Ltd.	611,000	6,633,335
Sammy NetWorks Co. Ltd. (a)	240	8,934,662
Sega Sammy Holdings, Inc. (a)	95,540	4,441,412
Sekisui Chemical Co. Ltd.	136,000	866,103
Shicoh Engineering Co. Ltd. (a)	28	886,285
Shin Nippon Biomedical Laboratories Ltd.	25,900	502,901
Shinko Electric Industries Co.Ltd.	41,500	1,199,887
Showa Denko KK (d)	1,726,000	4,174,952
SMBC Friend Securities Co. Ltd.	379,000	2,402,882
So-net M3, Inc.	3	21,826
Soken Chemical & Engineer Co. Ltd.	66,200	1,057,098
Square Enix Co. Ltd.	24,000	667,832
Stanley Electric Co. Ltd. (d)	195,700	3,023,286
Sumitomo Corp.	236,000	1,759,380
Sumitomo Light Metal Industries Ltd. (d)	1,819,000	2,870,251
Sumitomo Metal Mining Co. Ltd.	528,000	3,567,062
Sumitomo Rubber Industries Ltd.	132,000	1,126,244
Sumitomo Titanium Corp.	29,500	1,410,403
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Suncall Corp.	206,000	$1,080,266
Sunx Ltd.	92,000	1,607,294
Takara Co. Ltd. (d)	228,600	987,104
Techno Medica Co. Ltd.	139	577,881
Telewave, Inc. (d)	230	1,679,879
Teraoka Seisakusho Co. Ltd.	58,000	442,803
Toho Titanium Co. Ltd.	65,000	1,461,709
Tokyo Seimitsu Co. Ltd. (d)	101,500	3,155,242
Tokyo Steel Manufacturing Co. Ltd. (d)	370,200	5,848,485
Toppan Printing Co. Ltd.	98,000	948,193
Toray Industries, Inc.	589,000	2,754,807
Toyo Ink Manufacturing Co. Ltd. (d)	2,749,000	9,480,654
Toyo Machinery & Metal Co. Ltd.	220,000	1,184,863
Toyo Radiator Co. Ltd. (d)	202,000	988,671
Toyo Suisan Kaisha Ltd.	65,000	762,177
Trancom Co. Ltd.	65,400	1,328,577
Trend Micro, Inc.	29,500	1,415,978
Ulvac, Inc.	2,900	66,585
Unicharm Petcare Corp.	200	7,559
USS Co. Ltd.	68,480	5,545,175
Wintest Corp.	70	261,256
Works Applications Co. Ltd. (a)	389	1,201,899
Zakkaya Bulldog Co. Ltd. (a)	31,400	1,014,674
Zwei Co. Ltd. (a)	500	10,960
TOTAL JAPAN		314,325,122
Korea (South) - 0.2%
SKC Co. Ltd. (a)	353,470	2,525,914
Luxembourg - 1.5%
Millicom International Cellular SA unit (a)	183,000	3,711,889
Orco Property Group	37,100	1,401,042
Stolt-Nielsen SA (a)(d)	572,390	12,016,774
TOTAL LUXEMBOURG		17,129,705
Netherlands - 0.7%
Completel Europe NV (a)	76,809	2,531,031
Efes Breweries International NV unit	32,700	907,425
Fugro NV (Certificaten Van Aandelen)	24,365	1,898,855
PinkRoccade NV	137,626	1,805,230
Wolters Kluwer NV (Certificaten Van Aandelen)	46,025	841,655
TOTAL NETHERLANDS		7,984,196
Common Stocks - continued
	Shares	Value (Note 1)
New Zealand - 0.1%
The Warehouse Group Ltd.	344,626	$962,598
Norway - 2.9%
ABG Sundal Collier ASA	3,358,000	2,640,373
Bolig-og Naeringsbanken ASA	29,040	1,214,767
Catch Communications ASA	633,000	1,592,716
Mamut ASA	1,851,000	2,605,218
Nordic VLSI ASA (a)	591,000	4,042,884
Norman ASA (a)	65,300	549,391
Norsk Hydro ASA	101,680	7,499,339
Orkla ASA (A Shares)	47,772	1,363,530
P4 Radio Hele Norge ASA (a)(d)	141,400	378,018
Petroleum Geo-Services ASA (a)	38,750	1,788,522
Statoil ASA	215,500	3,126,283
Tandberg ASA	339,500	3,203,359
TANDBERG Television ASA (a)	388,829	2,824,979
TOTAL NORWAY		32,829,379
Poland - 0.9%
Polski Koncern Naftowy Orlen SA unit	455,400	9,791,100
Portugal - 0.8%
Impresa SGPS (a)	596,953	3,483,479
Media Capital SGPS SA	880,576	5,983,696
TOTAL PORTUGAL		9,467,175
Russia - 0.4%
Mobile TeleSystems OJSC sponsored ADR	17,100	2,481,552
Surgutneftegaz JSC sponsored ADR	36,600	1,916,925
TOTAL RUSSIA		4,398,477
Singapore - 1.2%
Accord Customer Care Solutions Ltd. (a)	13,435,000	6,220,842
Singapore Exchange Ltd.	2,698,000	2,855,456
Singapore Petroleum Co. Ltd.	1,501,000	3,375,772
Venture Corp. Ltd.	124,000	1,178,147
TOTAL SINGAPORE		13,630,217
South Africa - 3.0%
African Bank Investments Ltd.	1,208,151	2,831,983
Discovery Holdings Ltd. (a)	2,442,719	6,651,488
MTN Group Ltd.	594,602	3,247,939
Common Stocks - continued
	Shares	Value (Note 1)
South Africa - continued
Steinhoff International Holdings Ltd.	11,751,132	$20,567,495
Wilson Bayly Holmes-Ovcon Ltd.	333,456	1,364,729
TOTAL SOUTH AFRICA		34,663,634
Spain - 0.2%
Antena 3 Television SA (a)	36,758	2,368,424
Sweden - 1.7%
Eniro AB	153,028	1,297,819
Finnveden Invest AB Series B (a)	368,884	2,854,736
Gambro AB (A Shares)	269,000	3,146,388
Hexagon AB (B Shares)	80,143	2,956,637
Lindex AB	31,898	885,968
Mekonomen AB	68,000	1,807,002
Modern Times Group AB (MTG) (B Shares) (a)	105,200	2,342,007
Observer AB	297,314	1,176,699
OMX AB (a)	162,285	1,921,123
VBG AB Class B	6,710	100,536
Wedins Norden AB Series B (a)	3,202,790	307,843
TOTAL SWEDEN		18,796,758
Switzerland - 1.6%
A Hiestand Holding AG	1,812	1,265,880
Actelion Ltd. (Reg.) (a)	18,108	2,078,067
Amazys Holding AG	54,100	2,628,413
Barry Callebaut AG	5,721	1,102,220
Escor Casino & Entertainment SA	19,770	514,205
Geberit AG (Reg.)	1,663	1,086,564
Micronas Semiconductor Holding AG (a)	15,752	620,157
Mobilezone Holding AG	462,199	1,579,638
Roche Holding AG (participation certificate)	30,328	3,109,522
Sika AG (Bearer)	1,436	886,524
Sulzer AG (Reg.)	4,024	1,361,783
Swissquote Group Holding SA (a)	18,811	1,402,395
Temenos Group AG (a)	63,126	449,465
TOTAL SWITZERLAND		18,084,833
Taiwan - 0.1%
Merry Electronics Co. Ltd.	584,568	1,319,626
Turkey - 0.8%
Beko Elektronik AS (a)	887,743,640	3,726,215
Common Stocks - continued
	Shares	Value (Note 1)
Turkey - continued
Dogan Gazetecilik AS (a)	2,269,570,200	$4,363,657
Dogan Yayin Holding AS (a)	359,364,500	1,277,271
TOTAL TURKEY		9,367,143
United Kingdom - 16.1%
Advanced Technology (UK) PLC (a)(e)	7,355,000	558,207
AeroBox PLC (a)	3,640,000	986,634
Air Partner PLC	45,000	361,787
Alba PLC	402,700	5,498,361
Alliance Pharma PLC (a)(e)	6,259,500	1,811,686
Amlin PLC	157,014	419,821
Asia Energy PLC	694,600	4,607,918
Atrium Underwriting PLC	257,060	862,105
Axis Shield PLC (a)	89,600	330,953
BETonSPORTS PLC	2,407,121	6,922,693
BG Group PLC	441,600	2,880,847
BHP Billiton PLC	193,400	1,967,147
Biocompatibles International PLC	79,010	330,313
Blacks Leisure Group PLC	45,443	367,437
Caffe Nero Group PLC (a)	282,978	520,015
Carphone Warehouse Group PLC	542,849	1,660,948
Chaucer Holdings PLC	1,612,100	1,303,489
Cobra Biomanufacturing PLC (a)	818,400	515,097
Corac Group PLC (a)(e)	4,698,004	2,460,487
Corin Group PLC	1,122,914	7,067,566
CSS Stellar PLC (a)	623,908	418,481
CustomVis PLC (a)	375,215	131,008
Domino's Pizza UK & IRL PLC	344,636	1,304,640
Edinburgh Oil & Gas PLC (a)	713,381	2,484,240
Entertainment Rights PLC (a)	4,002,089	965,638
Flomerics Group PLC	449,658	458,604
Future Network PLC	1,717,169	1,830,222
GMA Resources PLC (a)	6,547,930	1,955,331
Goldshield Group PLC	575,700	2,248,112
GTL Resources PLC (a)	13,669,072	1,318,746
Gyrus Group PLC (a)	220,640	950,802
Hardide Ltd.	125,000	918,825
Healthcare Enterprise Group PLC (a)	30,417,845	1,062,050
Hereward Ventures PLC (a)	1,818,182	167,059
Highbury House Communications PLC	713,914	131,192
Holidaybreak PLC	72,426	714,047
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Hornby PLC	471,440	$2,391,103
Hunting PLC	530,400	1,832,416
Icap PLC	298,550	1,283,795
Ideal Shopping Direct PLC (a)	273,686	749,379
Inchcape PLC	30,122	818,128
International Energy Group Ltd.	1,148,800	3,937,187
Intertek Group PLC	116,310	1,470,511
ITE Group PLC	3,133,116	4,505,299
ITM Power PLC	2,700,000	3,845,283
Jubilee Platinum PLC (a)(e)	3,852,022	1,822,757
Kesa Electricals PLC	556,201	2,780,120
Lambert Howarth Group PLC (e)	1,320,284	6,550,794
Landround PLC	74,400	345,221
Lastminute.com PLC (a)	1,749,526	3,584,743
Lawrence PLC	1,073,124	7,424,679
London Clubs International PLC (a)	1,172,500	2,510,161
LTG Technologies PLC (a)	6,914,968	1,207,193
Man Group PLC	36,969	887,925
Manganese Bronze Holdings PLC	239,797	846,073
Manpower Software PLC (a)	258,824	160,524
Marlborough Stirling PLC	793,069	648,536
Matchnet PLC unit (a)	823,933	5,271,935
Meridian Petroleum PLC	2,747,000	1,438,687
Microgen PLC (a)	289,948	303,709
N Brown Group PLC	439,410	1,037,614
NDS Group PLC sponsored ADR (a)	105,154	2,751,880
Ocean Wilsons Holdings Ltd.	170,311	604,036
Oystertec PLC (a)	7,009,687	3,155,931
P&MM Group PLC (e)	2,035,000	2,299,865
Peacock Group PLC	835,318	3,968,032
Phytopharm PLC (a)	528,100	1,455,694
Pilat Media Global PLC (a)(e)	2,880,000	2,196,359
PlusNet Technologies Ltd.	912,355	2,347,225
Premier Oil PLC (a)	159,291	1,832,434
Proteome Sciences PLC (a)	645,184	889,217
Provident Financial PLC	434,894	4,671,224
Psion PLC	2,900,000	3,130,896
QA PLC (a)	13,554,656	592,827
Regal Petroleum PLC (a)	137,516	865,519
Royalblue Group PLC	210,803	1,646,374
Sanctuary Group PLC	3,046,215	2,337,114
SCI Entertainment Group PLC (a)	401,531	1,014,576
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
SDL PLC (a)	227,897	$487,896
Sibir Energy PLC (a)	1,162,800	299,155
Sinclair Pharma PLC	734,198	1,517,849
SkyePharma PLC (a)	124,100	121,438
Sondex PLC	354,900	1,317,408
Spice Holdings PLC	1,362,100	3,566,865
Sportingbet PLC	345,100	697,590
Sterling Energy PLC (a)	4,035,800	1,409,114
SubSea Resources PLC (a)	7,222,500	2,654,485
SubSea Resources PLC warrants 11/4/09 (a)	1,805,625	33
Taghmen Energy Ltd.	2,279,573	1,481,722
Teesland PLC	1,380,000	1,711,771
Tikit Group PLC (e)	822,761	2,154,524
ukbetting PLC (a)	2,517,419	1,954,542
Unibet Group PLC unit	55,964	1,589,999
Urbium PLC	141,255	1,265,439
William Hill PLC	333,186	2,994,046
William Ransom & Son PLC (e)	2,684,500	2,392,588
Windsor PLC	700,000	546,701
Wolfson Microelectronics PLC	685,250	1,240,361
Xstrata PLC	133,500	2,073,007
TOTAL UNITED KINGDOM		183,382,016
United States of America - 1.8%
Frontier Mining Ltd. (e)	4,487,533	1,443,140
Golden Telecom, Inc. (d)	88,900	2,532,761
Marathon Oil Corp.	39,900	1,520,589
NTL, Inc. (a)	69,000	4,589,190
Private Media Group, Inc. (a)(d)	202,400	514,096
ResMed, Inc. CHESS Depositary Interests (a)	642,463	3,054,630
Solar Integrated Technologies, Inc.	876,373	2,214,392
Valero Energy Corp.	41,400	1,778,958
XL TechGroup, Inc.	736,700	2,707,594
TOTAL UNITED STATES OF AMERICA		20,355,350
TOTAL COMMON STOCKS (Cost $910,182,332)		1,085,177,913
Nonconvertible Preferred Stocks - 1.1%
	Shares	Value (Note 1)
Germany - 0.7%
Fresenius AG	49,105	$4,166,270
Fresenius Medical Care AG	68,266	3,736,387
TOTAL GERMANY		7,902,657
Italy - 0.4%
Buzzi Unicem Spa (Risp)	483,900	4,415,230
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $9,850,251)		12,317,887
Money Market Funds - 8.3%

Fidelity Cash Central Fund, 1.79% (b)	31,425,450	31,425,450
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	62,835,268	62,835,268
TOTAL MONEY MARKET FUNDS (Cost $94,260,718)		94,260,718
TOTAL INVESTMENT PORTFOLIO - 104.9% (Cost $1,014,293,301)		1,191,756,518
NET OTHER ASSETS - (4.9)%		(55,719,257)
NET ASSETS - 100%		$1,136,037,261
Legend
(a)Non-income producing

(b)Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c)Includes investment made with cash collateral received from securities on loan.
(d)Security or a portion of the security is on loan at period end.
(e)Affiliated company

(f)Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,024,682 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Western Canadian Coal Corp.	9/29/04	$0
Other Information

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Advanced Technology (UK) PLC	$-	$677,635	$-	$-	$558,207
Alliance Pharma PLC	-	1,378,455	-	-	1,811,686
Articon-Integralis AG (Reg.)	-	3,216,353	382,484	-	-
Corac Group PLC	-	2,448,084	-	-	2,460,487
Frontier Mining Ltd.	-	1,213,216	-	-	1,443,140
Jubilee Platinum PLC	-	1,879,542	562,643	-	1,822,757
Lambert Howarth Group PLC	4,376,721	1,140,404	-	228,933	6,550,794
Online Travel Corp. PLC	2,164,843	-	-	-	-
Ontzinc Corp.	-	1,719,571	-	-	1,841,458
P&MM Group PLC	-	1,986,262	-	-	2,299,865
Pilat Media Global PLC	-	2,810,095	-	-	2,196,359
Tikit Group PLC	-	2,069,038	-	24,172	2,154,524
Wedins Norden AB Series B	956,215	2,235,131	1,034,922	-	-
William Ransom & Son PLC	-	2,458,423	-	48,384	2,392,588
Totals	$7,497,779	$25,232,209	$1,980,049	$301,489	$25,531,865

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $58,511,696) (cost $1,014,293,301) - See accompanying schedule		$1,191,756,518
Cash		153,592
Foreign currency held at value (cost $5,447,045)		5,423,146
Receivable for investments sold		9,813,009
Receivable for fund shares sold		2,888,611
Dividends receivable		1,251,600
Interest receivable		38,100
Other affiliated receivables		3,355
Other receivables		129,888
Total assets		1,211,457,819

Liabilities
Payable for investments purchased	$9,970,193
Payable for fund shares redeemed	1,253,833
Accrued management fee	896,565
Distribution fees payable	19,420
Other affiliated payables	246,714
Other payables and accrued expenses	198,565
Collateral on securities loaned, at value	62,835,268
Total liabilities		75,420,558

Net Assets		$1,136,037,261
Net Assets consist of:
Paid in capital		$898,686,393
Undistributed net investment income		5,017,937
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		54,860,187
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		177,472,744
Net Assets		$1,136,037,261

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,277,823 ÷ 624,767 shares)	$21.25

Maximum offering price per share (100/94.25 of $21.25)	$22.55
Class T: Net Asset Value and redemption price per share ($15,131,252 ÷ 713,891 shares)	$21.20

Maximum offering price per share (100/96.50 of $21.20)	$21.97
Class B: Net Asset Value and offering price per share ($5,060,793 ÷ 241,137 shares) A	$20.99

Class C: Net Asset Value and offering price per share ($8,664,337 ÷ 411,711 shares) A	$21.04

International Small Cap: Net Asset Value, offering price and redemption price per share ($1,091,335,065 ÷ 51,091,331 shares)	$21.36

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,567,991 ÷ 120,234 shares)	$21.36

ARedemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Year ended October 31, 2004

Investment Income
Dividends (including $301,489 received from affiliated issuers)		$17,760,750
Interest		500,442
Security lending		1,159,171
		19,420,363
Less foreign taxes withheld		(1,435,129)
Total income		17,985,234

Expenses
Management fee Basic fee	$8,826,255
Performance adjustment	713,427
Transfer agent fees	2,181,571
Distribution fees	153,758
Accounting and security lending fees	516,934
Non-interested trustees' compensation	4,963
Custodian fees and expenses	574,790
Registration fees	266,493
Audit	41,794
Legal	19,756
Interest	2,571
Miscellaneous	54,905
Total expenses before reductions	13,357,217
Expense reductions	(235,589)	13,121,628
Net investment income (loss)		4,863,606
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $(1,489,101) from affiliated issuers)	55,896,770
Foreign currency transactions	(196,336)
Total net realized gain (loss)		55,700,434
Change in net unrealized appreciation (depreciation) on: Investment securities	104,967,642
Assets and liabilities in foreign currencies	20,845
Total change in net unrealized appreciation (depreciation)		104,988,487
Net gain (loss)		160,688,921
Net increase (decrease) in net assets resulting from operations		$165,552,527

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,863,606	$516,714
Net realized gain (loss)	55,700,434	11,443,482
Change in net unrealized appreciation (depreciation)	104,988,487	72,481,971
Net increase (decrease) in net assets resulting from operations	165,552,527	84,442,167
Distributions to shareholders from net investment income	(740,885)	-
Distributions to shareholders from net realized gain	(11,573,205)	(27,060)
Total distributions	(12,314,090)	(27,060)
Share transactions - net increase (decrease)	422,159,706	470,607,516
Redemption fees	1,900,450	290,434
Total increase (decrease) in net assets	577,298,593	555,313,057

Net Assets
Beginning of period	558,738,668	3,425,611
End of period (including undistributed net investment income of $5,017,937 and undistributed net investment income of $614,412, respectively)	$1,136,037,261	$558,738,668

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2004	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$17.69	$12.35
Income from Investment Operations
Net investment income (loss) E	.02	.02 F
Net realized and unrealized gain (loss)	3.83	5.30
Total from investment operations	3.85	5.32
Distributions from net investment income	(.02)	-
Distributions from net realized gain	(.31)	-
Total distributions	(.33)	-
Redemption fees added to paid in capital E	.04	.02
Net asset value, end of period	$21.25	$17.69
Total Return B, C, D	22.36%	43.24%
Ratios to Average Net Assets H
Expenses before expense reductions	1.71%	1.77% A
Expenses net of voluntary waivers, if any	1.71%	1.77% A
Expenses net of all reductions	1.69%	1.74% A
Net investment income (loss)	.09%	.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$13,278	$4,960
Portfolio turnover rate	77%	84% A

AAnnualized

BTotal returns for periods of less than one year are not annualized.

CTotal returns would have been lower had certain expenses not been reduced during the periods shown.

DTotal returns do not include the effect of the sales charges.

ECalculated based on average shares outstanding during the period.

FInvestment income per share reflects a special dividend which amounted to $.01 per share.

GFor the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2004	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$17.68	$12.35
Income from Investment Operations
Net investment income (loss) E	(.03)	-F,I
Net realized and unrealized gain (loss)	3.83	5.31
Total from investment operations	3.80	5.31
Distributions from net investment income	(.01)	-
Distributions from net realized gain	(.31)	-
Total distributions	(.32)	-
Redemption fees added to paid in capital E	.04	.02
Net asset value, end of period	$21.20	$17.68
Total Return B,C,D	22.07%	43.16%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.94%	2.12% A
Expenses net of voluntary waivers, if any	1.94%	2.12% A
Expenses net of all reductions	1.92%	2.09% A
Net investment income (loss)	(.14)%	(.07)%A
Supplemental Data
Net assets, end of period (000 omitted)	$15,131	$3,990
Portfolio turnover rate	77%	84% A

AAnnualized

BTotal returns for periods of less than one year are not annualized.

CTotal returns would have been lower had certain expenses not been reduced during the periods shown.

DTotal returns do not include the effect of the sales charges.

ECalculated based on average shares outstanding during the period.

FInvestment income per share reflects a special dividend which amounted to $.01 per share.

GFor the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

IAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2004	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$17.62	$12.35
Income from Investment Operations
Net investment income (loss) E	(.16)	(.05) F
Net realized and unrealized gain (loss)	3.80	5.30
Total from investment operations	3.64	5.25
Distributions from net realized gain	(.31)	-
Redemption fees added to paid in capital E	.04	.02
Net asset value, end of period	$20.99	$17.62
Total Return B, C, D	21.21%	42.67%
Ratios to Average Net Assets H
Expenses before expense reductions	2.63%	2.76% A
Expenses net of voluntary waivers, if any	2.63%	2.76%A
Expenses net of all reductions	2.60%	2.73%A
Net investment income (loss)	(.83)%	(.71)%A
Supplemental Data
Net assets, end of period (000 omitted)	$5,061	$1,016
Portfolio turnover rate	77%	84%A

AAnnualized

BTotal returns for periods of less than one year are not annualized.

CTotal returns would have been lower had certain expenses not been reduced during the periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

ECalculated based on average shares outstanding during the period.

FInvestment income per share reflects a special dividend which amounted to $.01 per share.

GFor the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2004	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$17.64	$12.35
Income from Investment Operations
Net investment income (loss) E	(.12)	(.04) F
Net realized and unrealized gain (loss)	3.80	5.31
Total from investment operations	3.68	5.27
Distributions from net investment income	(.01)	-
Distributions from net realized gain	(.31)	-
Total distributions	(.32)	-
Redemption fees added to paid in capital E	.04	.02
Net asset value, end of period	$21.04	$17.64
Total Return B, C, D	21.43%	42.83%
Ratios to Average Net Assets H
Expenses before expense reductions	2.43%	2.57% A
Expenses net of voluntary waivers, if any	2.43%	2.57% A
Expenses net of all reductions	2.40%	2.55% A
Net investment income (loss)	(.62)%	(.52)%A
Supplemental Data
Net assets, end of period (000 omitted)	$8,664	$1,383
Portfolio turnover rate	77%	84% A

AAnnualized

BTotal returns for periods of less than one year are not annualized.

CTotal returns would have been lower had certain expenses not been reduced during the periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

ECalculated based on average shares outstanding during the period.

FInvestment income per share reflects a special dividend which amounted to $.01 per share.

GFor the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap

Years ended October 31,	2004	2003	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$17.71	$9.87	$10.00
Income from Investment Operations
Net investment income (loss) D	.10	.07 E	(.01)
Net realized and unrealized gain (loss)	3.84	7.75	(.12)
Total from investment operations	3.94	7.82	(.13)
Distributions from net investment income	(.02)	-	-
Distributions from net realized gain	(.31)	(.02)	-
Total distributions	(.33)	(.02)	-
Redemption fees added to paid in capital D	.04	.04	- H
Net asset value, end of period	$21.36	$17.71	$9.87
Total Return B, C	22.84%	79.78%	(1.30)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.30%	1.54%	13.70% A
Expenses net of voluntary waivers, if any	1.30%	1.54%	1.80% A
Expenses net of all reductions	1.28%	1.51%	1.80% A
Net investment income (loss)	.50%	.46%	(.56)% A
Supplemental Data
Net assets, end of period (000 omitted)	$1,091,335	$546,989	$3,426
Portfolio turnover rate	77%	84%	85% A

AAnnualized

BTotal returns for periods of less than one year are not annualized.

CTotal returns would have been lower had certain expenses not been reduced during the periods shown.

DCalculated based on average shares outstanding during the period.

EInvestment income per share reflects a special dividend which amounted to $.03 per share.

FFor the period September 18, 2002 (commencement of operations) to October 31, 2002.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

HAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$17.72	$12.35
Income from Investment Operations
Net investment income (loss) D	.10	.04 E
Net realized and unrealized gain (loss)	3.84	5.31
Total from investment operations	3.94	5.35
Distributions from net investment income	(.03)	-
Distributions from net realized gain	(.31)	-
Total distributions	(.34)	-
Redemption fees added to paid in capital D	.04	.02
Net asset value, end of period	$21.36	$17.72
Total Return B, C	22.84%	43.48%
Ratios to Average Net Assets G
Expenses before expense reductions	1.32%	1.51% A
Expenses net of voluntary waivers, if any	1.32%	1.51% A
Expenses net of all reductions	1.29%	1.48% A
Net investment income (loss)	.49%	.54% A
Supplemental Data
Net assets, end of period (000 omitted)	$2,568	$401
Portfolio turnover rate	77%	84% A

AAnnualized

BTotal returns for periods of less than one year are not annualized.

CTotal returns would have been lower had certain expenses not been reduced during the periods shown.

DCalculated based on average shares outstanding during the period.

EInvestment income per share reflects a special dividend which amounted to $.01 per share.

FFor the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity International Small Cap Fund (the fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, International Small Cap (the original class), and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$217,728,209
Unrealized depreciation	(43,208,604)
Net unrealized appreciation (depreciation)	174,519,605
Undistributed ordinary income	30,238,812
Undistributed long-term capital gain	18,049,009

Cost for federal income tax purposes	$1,017,236,913

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$12,314,090	$ 27,060

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,186,404,079 and $735,977,091, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .94% of the fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$20,474	$325
Class T	.25%	.25%	49,312	539
Class B	.75%	.25%	31,386	23,852
Class C	.75%	.25%	52,586	37,268
			$153,758	$61,984

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$29,979
Class T	10,916
Class B *	3,470
Class C *	5,990
$50,355

*When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for International Small Cap. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for International Small Cap shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$30,826.37
Class T	35,396.36
Class B	17,158.54
Class C	18,101.34
International Small Cap	2,076,187.21
Institutional Class	3,903.23
	$2,181,571

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $459,974 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2 for the period.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$27,505,333	1.12%	$2,571

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $231,874 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $3,715.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2004	2003
From net investment income
Class A	$3,252	$-
Class T	2,950	-
Class C	1,354	-
International Small Cap	732,332	-
Institutional Class	997	-
Total	$740,885	$-
From net realized gain
Class A	$50,399	$-
Class T	91,451	-
Class B	28,049	-
Class C	41,980	-
International Small Cap	11,351,027	27,060
Institutional Class	10,299	-
Total	$11,573,205	$27,060

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2004	2003 A	2004	2003 A
Class A
Shares sold	655,161	287,827	$12,872,993	$4,774,574
Reinvestment of distributions	2,641	-	46,931	-
Shares redeemed	(313,383)	(7,479)	(5,810,697)	(125,524)
Net increase (decrease)	344,419	280,348	$7,109,227	$4,649,050
Class T
Shares sold	729,426	229,190	$14,388,966	$3,468,992
Reinvestment of distributions	4,802	-	85,378	-
Shares redeemed	(246,002)	(3,525)	(4,796,147)	(55,853)
Net increase (decrease)	488,226	225,665	$9,678,197	$3,413,139
Class B
Shares sold	254,206	60,233	$4,980,844	$911,644
Reinvestment of distributions	1,477	-	26,163	-
Shares redeemed	(72,209)	(2,570)	(1,405,301)	(40,678)
Net increase (decrease)	183,474	57,663	$3,601,706	$870,966
Class C
Shares sold	412,202	88,372	$8,031,151	$1,388,024
Reinvestment of distributions	2,245	-	39,811	-
Shares redeemed	(81,166)	(9,942)	(1,589,819)	(158,911)
Net increase (decrease)	333,281	78,430	$6,481,143	$1,229,113
International Small Cap
Shares sold	48,249,110	32,919,552	$942,554,096	$492,932,712
Reinvestment of distributions	631,834	2,491	11,252,965	25,785
Shares redeemed	(28,670,350)	(2,388,222)	(560,463,897)	(32,859,600)
Net increase (decrease)	20,210,594	30,533,821	$393,343,164	$460,098,897
Institutional Class
Shares sold	181,090	23,006	$3,601,810	$351,524
Reinvestment of distributions	290	-	5,166	-
Shares redeemed	(83,756)	(396)	(1,660,707)	(5,173)
Net increase (decrease)	97,624	22,610	$1,946,269	$346,351

AShare transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of International Small Cap (2002). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

*Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

**Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Investment Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2002

Vice President of International Small Cap. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of International Small Cap. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of International Small Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of International Small Cap. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of International Small Cap. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of International Small Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of International Small Cap. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of International Small Cap. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of International Small Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of International Small Cap. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of International Small Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of International Small Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of International Small Cap. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of International Small Cap. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Small Cap	12/13/04	12/10/04	$.06	$.77

International Small Cap designates 14% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Income	Taxes
International Small Cap	$.034	$.004

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	15,718,325,709.37	74.142
Against	3,816,318,151.70	18.001
Abstain	840,597,158.37	3.965
Broker Non-Votes	825,022,241.94	3.892
TOTAL	21,200,263,261.38	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	20,046,954,592.62	94.560
Withheld	1,153,308,668.76	5.440
TOTAL	21,200,263,261.38	100.000
Ralph F. Cox
Affirmative	20,022,775,321.09	94.446
Withheld	1,177,487,940.29	5.554
TOTAL	21,200,263,261.38	100.000
Laura B. Cronin
Affirmative	20,020,502,157.24	94.435
Withheld	1,179,761,104.14	5.565
TOTAL	21,200,263,261.38	100.000
Dennis J. Dirks B
Affirmative	20,051,128,100.47	94.580
Withheld	1,149,135,160.91	5.420
TOTAL	21,200,263,261.38	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	20,029,013,552.52	94.475
Withheld	1,171,249,708.86	5.525
TOTAL	21,200,263,261.38	100.000
George H. Heilmeier
Affirmative	20,064,274,525.78	94.642
Withheld	1,135,988,735.60	5.358
TOTAL	21,200,263,261.38	100.000
Abigail P. Johnson
Affirmative	19,965,491,863.72	94.176
Withheld	1,234,771,397.66	5.824
TOTAL	21,200,263,261.38	100.000
Edward C. Johnson 3d
Affirmative	19,910,643,140.70	93.917
Withheld	1,289,620,120.68	6.083
TOTAL	21,200,263,261.38	100.000
Donald J. Kirk
Affirmative	20,034,697,704.85	94.502
Withheld	1,165,565,556.53	5.498
TOTAL	21,200,263,261.38	100.000
Marie L. Knowles
Affirmative	20,071,617,016.84	94.676
Withheld	1,128,646,244.54	5.324
TOTAL	21,200,263,261.38	100.000
Ned C. Lautenbach
Affirmative	20,069,374,137.98	94.666
Withheld	1,130,889,123.40	5.334
TOTAL	21,200,263,261.38	100.000
Marvin L. Mann
Affirmative	20,034,126,102.77	94.499
Withheld	1,166,137,158.61	5.501
TOTAL	21,200,263,261.38	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	20,046,749,092.57	94.559
Withheld	1,153,514,168.81	5.441
TOTAL	21,200,263,261.38	100.000
Robert L. Reynolds
Affirmative	20,051,009,814.32	94.579
Withheld	1,149,253,447.06	5.421
TOTAL	21,200,263,261.38	100.000
Cornelia M. Small B
Affirmative	20,037,030,750.74	94.513
Withheld	1,163,232,510.64	5.487
TOTAL	21,200,263,261.38	100.000
William S. Stavropoulos
Affirmative	20,037,089,868.63	94.513
Withheld	1,163,173,392.75	5.487
TOTAL	21,200,263,261.38	100.000
ADenotes trust-wide proposals and voting results. BEffective January 1, 2005.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

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* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

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For directions and hours,
please call 1-800-544-9797.

Arizona

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Annual Report

Michigan

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Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

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Investment Sub-Advisers

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(U.K.) Inc.

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Advisors

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Fidelity's International Equity Funds

Aggressive International Fund

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Emerging Markets Fund

Europe Fund

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Global Balanced Fund

International Discovery Fund

International Small Cap Fund

Japan Fund

Japan Smaller Companies Fund

Latin America Fund

Nordic Fund

Overseas Fund

Pacific Basin Fund

Southeast Asia Fund

Worldwide Fund

Please carefully consider the funds' investment objectives, risks, charges and expenses before investing. For this and other information, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

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ISC-UANN-1204
1.793584.101

Fidelity's

Targeted International Equity

Funds®

Fidelity® Canada Fund

Fidelity China Region Fund

Fidelity Emerging Markets Fund

Fidelity Europe Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Pacific Basin Fund

Fidelity Southeast Asia Fund

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Shareholder Expense Example	A-6	An example of Shareholder Expenses
Canada Fund	A-8	Performance
	A-9	Management's Discussion
	A-10	Investment Changes
	A-12	Investments
	A-17	Financial Statements
China Region Fund	A-20	Performance
	A-21	Management's Discussion
	A-22	Investment Changes
	A-24	Investments
	A-28	Financial Statements
Emerging Markets Fund	A-31	Performance
	A-32	Management's Discussion
	A-33	Investment Changes
	A-35	Investments
	A-41	Financial Statements
Europe Fund	A-44	Performance
	A-45	Management's Discussion
	A-46	Investment Changes
	A-48	Investments
	A-51	Financial Statements
Europe Capital Appreciation Fund	A-54	Performance
	A-55	Management's Discussion
	A-56	Investment Changes
	A-58	Investments
	A-63	Financial Statements
Japan Fund	A-66	Performance
	A-67	Management's Discussion
	A-68	Investment Changes
	A-70	Investments
	A-75	Financial Statements
Japan Smaller Companies Fund	A-78	Performance
	A-79	Management's Discussion
	A-80	Investment Changes
	A-82	Investments
	A-90	Financial Statements
Latin America Fund	A-93	Performance
	A-94	Management's Discussion
	A-95	Investment Changes
	A-97	Investments
	A-100	Financial Statements
Nordic Fund	A-103	Performance
	A-104	Management's Discussion
	A-105	Investment Changes
	A-107	Investments
	A-110	Financial Statements
Pacific Basin Fund	A-113	Performance
	A-114	Management's Discussion
	A-115	Investment Changes
	A-117	Investments
	A-123	Financial Statements
Southeast Asia Fund	A-126	Performance
	A-127	Management's Discussion
	A-128	Investment Changes
	A-130	Investments
	A-135	Financial Statements
Notes to Financial Statements	A-138	Notes to Financial Statements
Reports of Independent Registered Public Accounting Firms	A-146
Trustees and Officers	A-148
Distributions	A-154
Proxy Voting Results	A-155
Prospectus	P-1

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Each fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at http://www.sec.gov. Each fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of each fund's portfolio holdings, view each fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's website at http://www.fidelity.com/holdings.

NOT FDIC INSURED ·MAY LOSE VALUE ·NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on redemptions of Canada, Europe, and Pacific Basin shares purchased prior to October 12, 1990, and redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Canada
Actual	$1,000.00	$1,214.60	$6.68
HypotheticalA	$1,000.00	$1,018.89	$6.11
China Region
Actual	$1,000.00	$1,056,60	$6.36
HypotheticalA	$1,000.00	$1,018.74	$6.26
Emerging Markets
Actual	$1,000.00	$1,062.00	$6.53
HypotheticalA	$1,000.00	$1,018.59	$6.41
Europe
Actual	$1,000.00	$1,123.30	$6.03
HypotheticalA	$1,000.00	$1,019.25	$5.75
Europe Capital Appreciation
Actual	$1,000.00	$1,043.60	$5.96
HypotheticalA	$1,000.00	$1,019.10	$5.90
Japan
Actual	$1,000.00	$938.70	$5.21
HypotheticalA	$1,000.00	$1,019.55	$5.45
Japan Smaller Companies
Actual	$1,000.00	$933.90	$5.06
HypotheticalA	$1,000.00	$1,019.71	$5.29
Latin America
Actual	$1,000.00	$1,232.10	$6.51
HypotheticalA	$1,000.00	$1,019.10	$5.90
Nordic
Actual	$1,000.00	$1,119.00	$6.87
HypotheticalA	$1,000.00	$1,018.43	$6.57
Pacific Basin
Actual	$1,000.00	$977.60	$5.97
HypotheticalA	$1,000.00	$1,018.89	$6.11
Southeast Asia
Actual	$1,000.00	$1,019.20	$6.04
HypotheticalA	$1,000.00	$1,018.94	$6.06

A5% return per year before expenses

*Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investments

Annualized Expense Ratio
Canada	1.20%
China Region	1.23%
Emerging Markets	1.26%
Europe	1.13%
Europe Capital Appreciation	1.16%
Japan	1.07%
Japan Smaller Companies	1.04%
Latin America	1.16%
Nordic	1.29%
Pacific Basin	1.20%
Southeast Asia	1.19%

Annual Report

Canada

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity® Canada Fund	27.45%	16.24%	10.89%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Canada Fund on October 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the S&P/TSX Composite Index did over the same period.

Annual Report

Canada

Management's Discussion of Fund Performance

Comments from Maxime Lemieux, Portfolio Manager of Fidelity® Canada Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

For the 12-month period that ended October 31, 2004, Fidelity Canada Fund posted a total return of 27.45%, outperforming its benchmark, the S&P/TSX Composite Index, which returned 25.48%. Favorable stock picking in technology, transportation and banks - each of which I overweighted relative to the index - was the biggest big factor in beating the benchmark. Research In Motion, maker of the popular BlackBerry wireless communication device, was the top contributor compared to the index, with strong results also coming from tour operator Transat and several of Canada's large national banking companies. Performance was held back due to a relative underweighting in the energy sector, where many stock prices surged on record-high oil prices. Among the individual stocks that detracted were medical device maker Angiotech Pharmaceuticals and Open Text, a distributor of document management software.

Note to shareholders: Fidelity Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2004, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Canada

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2004
Canada	96.1%
United States of America	3.9%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2004
Canada	98.9%
United States of America	1.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.1	99.0
Short-Term Investments and Net Other Assets	4.9	1.0
Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Canadian Imperial Bank of Commerce (Commercial Banks)	4.9	5.3
Toronto-Dominion Bank (Commercial Banks)	4.5	4.6
Bank of Montreal, Quebec (Commercial Banks)	3.7	4.0
Canadian National Railway Co. (Road & Rail)	3.5	2.2
EnCana Corp. (Oil & Gas)	3.3	3.2
Manulife Financial Corp. (Insurance)	3.2	1.6
Bank of Nova Scotia (Commercial Banks)	2.8	2.9
Alcan, Inc. (Metals & Mining)	2.5	3.2
Sun Life Financial, Inc. (Insurance)	2.5	2.6
Talisman Energy, Inc. (Oil & Gas)	2.4	2.3
	33.3
Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.9	33.0
Energy	16.3	15.4
Materials	12.4	11.9
Industrials	8.1	7.8
Information Technology	7.7	10.7
Consumer Discretionary	6.2	7.7
Consumer Staples	6.1	4.0
Telecommunication Services	4.3	4.8
Health Care	1.4	1.6
Utilities	0.7	2.1

Annual Report

Canada

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 6.2%
Media - 4.9%
Alliance Atlantis Communications, Inc. Class B (non-vtg.) (a)	135,000	$3,103,831
Astral Media, Inc. Class A (non-vtg.)	120,000	2,778,667
Chum Ltd. Class B (non-vtg.)	57,100	1,312,337
Corus Entertainment, Inc. Class B	85,700	1,650,878
Quebecor, Inc. Class B (sub. vtg.)	66,000	1,403,621
Rogers Communications, Inc. Class B (non-vtg.)	235,000	5,431,909
Thomson Corp.	65,000	2,256,600
Yellow Pages Income Fund	210,000	2,181,303
		20,119,146
Multiline Retail - 0.4%
Canadian Tire Corp. Ltd. Class A (non-vtg.)	40,000	1,716,139
Specialty Retail - 0.9%
RONA, Inc. (a)	140,000	3,908,527
TOTAL CONSUMER DISCRETIONARY		25,743,812
CONSUMER STAPLES - 6.1%
Beverages - 0.7%
Molson, Inc. Class A	102,000	2,625,693
Food & Staples Retailing - 5.4%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (a)	217,000	5,006,938
Jean Coutu Group, Inc.:
Class A (e)	105,500	1,399,043
Class A (sub. vtg.)	234,500	3,109,722
Loblaw Companies Ltd.	120,000	6,513,117
Shoppers Drug Mart Corp. (a)	208,900	6,355,253
		22,384,073
TOTAL CONSUMER STAPLES		25,009,766
ENERGY - 16.3%
Energy Equipment & Services - 3.1%
CCS Income Trust	100,000	3,119,432
CHC Helicopter Corp. Class A (sub. vtg.)	101,000	3,790,869
Pason Systems, Inc.	75,000	1,879,542
Precision Drilling Corp. (a)	47,000	2,909,882
Savanna Energy Services Corp. (a)	105,000	1,283,779
Savanna Energy Services Corp. (a)(e)	3,800	46,461
		13,029,965
Oil & Gas - 13.2%
Canadian Natural Resources Ltd.	158,000	6,652,905
EnCana Corp.	272,116	13,495,756
First Calgary Petroleum Ltd. (a)	200,000	2,749,107
Imperial Oil Ltd.	30,000	1,746,521
Penn West Petroleum Ltd.	95,000	5,772,468

	Shares	Value (Note 1)
Petro-Canada	110,000	$6,004,680
PetroKazakhstan, Inc. (e)	7,000	258,653
PetroKazakhstan, Inc. Class A	66,000	2,438,724
Quicksilver Resources, Inc. (a)	37,000	1,170,310
Talisman Energy, Inc.	375,000	10,068,974
Thunder Energy, Inc. (a)	125,000	754,403
TransCanada Corp.	146,000	3,312,378
		54,424,879
TOTAL ENERGY		67,454,844
FINANCIALS - 31.9%
Capital Markets - 0.4%
GMP Capital Corp.	125,000	1,837,254
Commercial Banks - 20.5%
Bank of Montreal, Quebec	325,000	15,358,008
Bank of Nova Scotia	348,000	11,315,679
Canadian Imperial Bank of Commerce	335,900	20,382,652
National Bank of Canada	230,000	9,212,465
Royal Bank of Canada	190,000	9,891,202
Toronto-Dominion Bank	465,000	18,701,564
		84,861,570
Diversified Financial Services - 3.9%
Brascan Corp. Class A (ltd. vtg.)	153,900	5,481,941
Power Corp. of Canada (sub. vtg.)	330,000	7,944,821
TSX Group, Inc.	59,400	2,494,815
		15,921,577
Insurance - 6.7%
Great-West Lifeco, Inc.	97,000	2,023,870
Industrial Alliance Life Insurance Co.	54,000	2,172,681
Manulife Financial Corp.	283,000	13,217,588
Sun Life Financial, Inc.	336,501	10,350,476
		27,764,615
Thrifts & Mortgage Finance - 0.4%
Home Capital Group, Inc.	70,000	1,537,546
TOTAL FINANCIALS		131,922,562
HEALTH CARE - 1.4%
Biotechnology - 1.4%
Angiotech Pharmaceuticals, Inc. (a)	220,000	4,030,217
QLT, Inc. (a)(d)	110,000	1,824,527
		5,854,744
INDUSTRIALS - 8.1%
Aerospace & Defense - 0.4%
Bombardier, Inc. Class B (sub. vtg.)	386,800	889,305
CAE, Inc.	200,000	819,477
		1,708,782
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Airlines - 1.2%
Transat A.T., Inc. (a)	190,000	$3,510,285
WestJet Airlines Ltd. (a)	142,500	1,322,207
		4,832,492
Commercial Services & Supplies - 0.6%
MacDonald Dettwiler & Associates Ltd. (a)	45,000	947,777
Quebecor World, Inc. (sub. vtg.)	65,000	1,360,471
		2,308,248
Construction & Engineering - 0.8%
SNC-Lavalin Group, Inc.	80,000	3,472,349
Road & Rail - 4.2%
Canadian National Railway Co.	265,150	14,280,239
Mullen Transportation, Inc.	27,000	953,319
TransForce Income Fund	175,000	2,054,851
		17,288,409
Trading Companies & Distributors - 0.9%
Finning International, Inc.	57,000	1,539,845
Russel Metals, Inc.	165,000	1,769,430
Russel Metals, Inc. (e)	25,000	326,500
		3,635,775
TOTAL INDUSTRIALS		33,246,055
INFORMATION TECHNOLOGY - 7.7%
Communications Equipment - 3.7%
Mitec Telecom, Inc. (a)	300,100	327,736
Mitec Telecom, Inc. (a)(e)	50,000	66,500
Nortel Networks Corp. (a)	1,450,000	4,915,500
Research in Motion Ltd. (a)	114,000	10,048,774
		15,358,510
Electronic Equipment & Instruments - 0.7%
Celestica, Inc. (sub. vtg.) (a)	125,100	1,817,152
Dalsa Corp. (a)	55,000	795,747
Dalsa Corp. (a)(e)	12,400	179,405
		2,792,304
Internet Software & Services - 0.3%
Open Text Corp. (a)	65,600	1,105,318
IT Services - 1.1%
Affiliated Computer Services, Inc. Class A (a)	17,000	927,350
CGI Group, Inc. Class A (sub. vtg.) (a)	530,000	3,481,545
		4,408,895
Semiconductors & Semiconductor Equipment - 0.7%
ATI Technologies, Inc. (a)	85,000	1,535,493
Tundra Semiconductor Corp. Ltd. (a)	81,000	1,193,866
Tundra Semiconductor Corp. Ltd. (a)(e)	4,300	63,378
		2,792,737
Software - 1.2%
Cognos, Inc. (a)	69,600	2,763,197

	Shares	Value (Note 1)
NAVTEQ Corp.	27,800	$1,120,618
Workbrain Corp.	101,100	1,286,735
		5,170,550
TOTAL INFORMATION TECHNOLOGY		31,628,314
MATERIALS - 12.4%
Chemicals - 1.0%
Potash Corp. of Saskatchewan	61,000	4,089,707
Metals & Mining - 10.7%
Aber Diamond Corp. (a)	37,000	1,288,779
Alcan, Inc.	224,000	10,364,495
Cameco Corp.	49,000	3,974,398
Eldorado Gold Corp. (a)(f)	956,000	3,061,461
Falconbridge Ltd.	108,900	2,740,719
Gabriel Resources Ltd. (a)	630,000	796,650
Gabriel Resources Ltd. (a)(e)	60,000	75,871
Gerdau AmeriSteel Corp. (a)	230,000	1,112,370
Inco Ltd. (a)	61,300	2,167,911
Inmet Mining Corp. (a)	140,000	2,166,934
Meridian Gold, Inc. (a)	95,000	1,609,270
Placer Dome, Inc.	317,300	6,820,966
Teck Cominco Ltd. Class B (sub. vtg.)	95,000	2,273,104
Wheaton River Minerals Ltd. (a)	1,750,000	5,733,465
		44,186,393
Paper & Forest Products - 0.7%
Canfor Corp. (a)	135,000	1,621,751
Cascades, Inc.	135,000	1,502,032
		3,123,783
TOTAL MATERIALS		51,399,883
TELECOMMUNICATION SERVICES - 4.3%
Diversified Telecommunication Services - 3.9%
BCE, Inc.	419,200	9,737,790
TELUS Corp. (non-vtg.)	275,000	6,254,875
		15,992,665
Wireless Telecommunication Services - 0.4%
Rogers Wireless Communications, Inc. Class B (a)	17,500	635,136
Telesystem International Wireless, Inc. (a)	115,000	1,255,902
		1,891,038
TOTAL TELECOMMUNICATION SERVICES		17,883,703
UTILITIES - 0.7%
Electric Utilities - 0.7%
Fortis, Inc.	57,000	3,007,144
TOTAL COMMON STOCKS (Cost $296,243,813)		393,150,827
Government Obligations - 1.8%
		Principal Amount	Value (Note 1)
Canadian Government Treasury Bills 2.2784% to 2.3477% 11/4/04 to 11/18/04 (Cost $6,945,105)	CAD	8,750,000	$7,178,591
Money Market Funds - 5.5%
	Shares
Fidelity Cash Central Fund, 1.79% (b)	21,343,125	21,343,125
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	1,513,000	1,513,000
TOTAL MONEY MARKET FUNDS (Cost $22,856,125)		22,856,125
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $326,045,043)		423,185,543
NET OTHER ASSETS - (2.4)%		(9,867,009)
NET ASSETS - 100%		$413,318,534
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a)Non-income producing

(b)Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c)Includes investment made with cash collateral received from securities on loan.
(d)Security or a portion of the security is on loan at period end.

(e)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,415,811 or 0.6% of net assets.

(f)Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $16,889,000 all of which will expire on October 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $1,481,850) (cost $326,045,043) - See accompanying schedule		$423,185,543
Cash		90,826
Foreign currency held at value (cost $129,444)		129,444
Receivable for investments sold		1,724,011
Receivable for fund shares sold		3,785,252
Dividends receivable		467,939
Interest receivable		24,276
Other affiliated receivables		1,186
Other receivables		64,165
Total assets		429,472,642

Liabilities
Payable for investments purchased Regular delivery	$13,396,127
Delayed delivery	611,721
Payable for fund shares redeemed	222,901
Accrued management fee	244,875
Other affiliated payables	90,142
Other payables and accrued expenses	75,342
Collateral on securities loaned, at value	1,513,000
Total liabilities		16,154,108

Net Assets		$413,318,534
Net Assets consist of:
Paid in capital		$333,415,475
Undistributed net investment income		613,311
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(17,846,192)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		97,135,940
Net Assets, for 12,968,335 shares outstanding		$413,318,534
Net Asset Value, offering price and redemption price per share ($413,318,534 ÷ 12,968,335 shares)		$31.87

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$4,482,848
Interest		113,711
Security lending		347,525
		4,944,084
Less foreign taxes withheld		(672,964)
Total income		4,271,120

Expenses
Management fee Basic fee	$2,078,886
Performance adjustment	235,571
Transfer agent fees	783,382
Accounting and security lending fees	147,896
Non-interested trustees' compensation	1,700
Custodian fees and expenses	96,216
Registration fees	40,461
Audit	52,752
Legal	538
Miscellaneous	24,271
Total expenses before reductions	3,461,673
Expense reductions	(169,099)	3,292,574
Net investment income (loss)		978,546
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,184,658
Foreign currency transactions	100,267
Total net realized gain (loss)		3,284,925
Change in net unrealized appreciation (depreciation) on: Investment securities	58,587,355
Assets and liabilities in foreign currencies	(2,931)
Total change in net unrealized appreciation (depreciation)		58,584,424
Net gain (loss)		61,869,349
Net increase (decrease) in net assets resulting from operations		$62,847,895

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$978,546	$272,032
Net realized gain (loss)	3,284,925	7,428,725
Change in net unrealized appreciation (depreciation)	58,584,424	31,725,674
Net increase (decrease) in net assets resulting from operations	62,847,895	39,426,431
Distributions to shareholders from net investment income	(959,083)	(173,335)
Share transactions Proceeds from sales of shares	305,089,295	82,146,645
Reinvestment of distributions	926,386	167,386
Cost of shares redeemed	(122,097,358)	(31,704,354)
Net increase (decrease) in net assets resulting from share transactions	183,918,323	50,609,677
Redemption fees	306,230	91,826
Total increase (decrease) in net assets	246,113,365	89,954,599

Net Assets
Beginning of period	167,205,169	77,250,570
End of period (including undistributed net investment income of $613,311 and undistributed net investment income of $125,080, respectively)	$413,318,534	$167,205,169
Other Information Shares
Sold	10,724,172	3,767,421
Issued in reinvestment of distributions	35,372	9,258
Redeemed	(4,444,814)	(1,533,580)
Net increase (decrease)	6,314,730	2,243,099

Financial Highlights

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$25.13	$17.52	$17.23	$22.27	$15.91
Income from Investment Operations
Net investment income (loss) D	.10	.05	.02	.02	1.98 E
Net realized and unrealized gain (loss)	6.74	7.58	.28	(4.04)	4.32
Total from investment operations	6.84	7.63	.30	(4.02)	6.30
Distributions from net investment income	(.13)	(.04)	(.03)	(1.04)	(.03)
Redemption fees added to paid in capital D	.03	.02	.02	.02	.09
Net asset value, end of period	$31.87	$25.13	$17.52	$17.23	$22.27
Total Return A, B, C	27.45%	43.75%	1.85%	(18.87)%	40.22%
Ratios to Average Net Assets F
Expenses before expense reductions	1.20%	1.42%	1.52%	1.33%	1.09%
Expenses net of voluntary waivers, if any	1.20%	1.42%	1.52%	1.33%	1.09%
Expenses net of all reductions	1.15%	1.37%	1.46%	1.20%	1.06%
Net investment income (loss)	.34%	.26%	.12%	.11%	9.00%
Supplemental Data
Net assets, end of period (000 omitted)	$413,319	$167,205	$77,251	$81,213	$163,025
Portfolio turnover rate	47%	52%	98%	93%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Total returns do not include the effect of the contingent deferred sales charge. D Calculated based on average shares outstanding during the period. E Investment income per share reflects a special dividend which amounted to $1.97 per share. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

China Region

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Life of fundA
Fidelity China Region Fund	6.71%	4.25%	6.99%

A From November 1, 1995

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity China Region Fund on November 1, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Hang Seng Index did over the same period.

Annual Report

China Region

Management's Discussion of Fund Performance

Comments from Ignatius Lee, Portfolio Manager of Fidelity® China Region Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

Fidelity China Region Fund posted solid relative returns, benefiting from successful stock selection in a number of industries. The fund gained 6.71% during the 12-month period, topping the Fidelity China Region Fund Linked Index - a measure of performance of the Hong Kong, Taiwanese and Chinese markets - which returned 6.41%, but underperforming the Hang Seng Index, which returned 10.29%. The fund also outperformed the 6.44% return for its peer group, the LipperSM China Region Funds Average. Fund holdings in the consumer discretionary and consumer staples sectors made strong contributions, including Hong Kong-based retailers Esprit Holdings and Giordano and Café de Coral, a Hong Kong restaurant operator. Information technology companies also contributed, including Kingboard Chemical Holdings in Hong Kong and High Tech Computer in Taiwan. The fund's underweighting in HSBC Holdings, which comprised over 36% of the China Region Fund Linked index at period end, detracted from relative performance, as did strong-performing real estate holding Swire Pacific, which was underweighted due to an uncertain long-term outlook.

Note to shareholders: Fidelity China Region Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of October 31, 2004, the fund had more than 25% of its assets invested in the diversified banking industry, which accounted for approximately 30% of the Hong Kong, Taiwanese and Chinese market, as represented by the MSCI Golden Dragon Plus Index.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

China Region

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2004
Hong Kong	50.4%
Taiwan	20.6%
United Kingdom	16.5%
China	8.3%
United States of America	1.9%
Korea (South)	1.4%
Australia	0.4%
Singapore	0.3%
Bermuda	0.2%
Other	0.0%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2004
Hong Kong	48.6%
Taiwan	24.9%
United Kingdom	12.0%
China	7.5%
Korea (South)	3.8%
United States of America	1.4%
Bermuda	0.7%
Singapore	0.6%
Australia	0.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.1	98.9
Short-Term Investments and Net Other Assets	1.9	1.1
Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC (Hong Kong) (Reg.) (Commercial Banks)	12.9	10.6
Hang Seng Bank Ltd. (Commercial Banks)	4.4	0.9
Hutchison Whampoa Ltd. (Industrial Conglomerates)	4.1	3.6
Hong Kong & China Gas Co. Ltd. (Gas Utilities)	4.0	3.5
Cheung Kong Holdings Ltd. (Real Estate)	3.7	3.8
Standard Chartered PLC (Commercial Banks)	3.6	1.4
Sun Hung Kai Properties Ltd. (Real Estate)	3.4	3.1
Esprit Holdings Ltd. (Specialty Retail)	3.2	2.4
Chinatrust Financial Holding Co. (Commercial Banks)	2.7	1.6
Dairy Farm International Holdings Ltd. (Food & Staples Retailing)	2.3	1.6
	44.3
Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	49.5	37.8
Consumer Discretionary	10.1	14.3
Information Technology	7.6	18.7
Telecommunication Services	7.6	5.3
Industrials	6.9	7.1
Utilities	6.6	6.1
Energy	3.7	3.1
Materials	3.3	2.2
Consumer Staples	2.8	3.7
Health Care	0.0	0.6

Annual Report

China Region

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.1%
Auto Components - 0.8%
Tong Yang Industry Co. Ltd.	1,866,736	$2,327,490
Automobiles - 1.4%
Hyundai Motor Co.	87,560	4,246,993
Hotels, Restaurants & Leisure - 2.2%
Cafe de Coral Holdings Ltd.	4,552,000	4,912,420
Hong Kong & Shanghai Hotels Ltd.	2,138,500	1,620,971
		6,533,391
Household Durables - 1.7%
Grand Hall Enterprise Co. Ltd.	178,250	586,261
Merry Electronics Co. Ltd.	1,704,988	3,848,904
Skyworth Digital Holdings Ltd.	1,674,275	575,393
		5,010,558
Specialty Retail - 3.2%
Esprit Holdings Ltd.	1,746,000	9,331,500
Textiles Apparel & Luxury Goods - 0.8%
Li Ning Co. Ltd.	2,552,000	1,008,184
Yue Yuen Industrial Holdings Ltd.	565,500	1,420,343
		2,428,527
TOTAL CONSUMER DISCRETIONARY		29,878,459
CONSUMER STAPLES - 2.8%
Food & Staples Retailing - 2.8%
Convenience Retail Asia Ltd.	2,306,200	777,750
Dairy Farm International Holdings Ltd.	2,883,600	6,920,640
Wumart Stores, Inc. (H Shares)	326,000	557,036
		8,255,426
ENERGY - 3.7%
Oil & Gas - 3.7%
China Petroleum & Chemical Corp. (H Shares)	9,628,000	3,694,263
CNOOC Ltd.	8,272,500	4,285,155
PetroChina Co. Ltd. (H Shares)	5,042,000	2,653,100
Sinopec Zhenhai Refining & Chemical Co. Ltd. (H Shares)	388,000	371,366
Thai Oil PCL (a)	61,900	62,186
		11,066,070
FINANCIALS - 49.5%
Commercial Banks - 30.0%
BOC Hong Kong Holdings Ltd.	607,000	1,103,466
Chinatrust Financial Holding Co.	7,075,332	8,060,103
Dah Sing Banking Group Ltd.	1,034,080	2,085,776
Hang Seng Bank Ltd.	977,900	13,003,154
HSBC Holdings PLC (Hong Kong) (Reg.)	2,364,852	38,324,794
Mega Financial Holding Co. Ltd.	4,313,000	2,875,763
Standard Chartered PLC	592,671	10,602,601
Taishin Financial Holdings Co. Ltd.	5,658,713	4,619,012

	Shares	Value (Note 1)
Wing Hang Bank Ltd.	718,000	$4,911,996
Wing Lung Bank Ltd.	436,300	3,363,182
		88,949,847
Diversified Financial Services - 3.7%
First Pacific Co. Ltd. (a)	15,504,000	4,232,691
Fubon Financial Holding Co. Ltd.	2,855,000	2,688,967
Guoco Group Ltd.	86,366	715,676
Jardine Matheson Holdings Ltd.	215,600	3,190,880
		10,828,214
Insurance - 3.3%
AXA Asia Pacific Holdings Ltd.	399,750	1,143,375
Cathay Financial Holding Co. Ltd.	2,373,000	4,540,948
China Life Insurance Co. Ltd. (H Shares)	6,294,000	4,164,356
		9,848,679
Real Estate - 12.5%
Cheung Kong Holdings Ltd.	1,328,000	11,004,535
Fortune Real Estate Investment Trust	923,000	717,416
Henderson China Holdings Ltd.	314,000	151,278
Henderson Land Development Co. Ltd.	879,000	4,076,712
Hong Kong Land Holdings Ltd.	775,000	1,596,500
Shun Tak Holdings Ltd.	2,041,000	1,265,186
Sun Hung Kai Properties Ltd.	1,100,021	10,175,304
Swire Pacific Ltd. (A Shares)	557,500	3,939,322
Wharf Holdings Ltd.	1,238,685	4,073,941
		37,000,194
TOTAL FINANCIALS		146,626,934
INDUSTRIALS - 6.9%
Electrical Equipment - 1.2%
Johnson Electric Holdings Ltd.	3,676,500	3,660,582
Industrial Conglomerates - 4.1%
Hutchison Whampoa Ltd.	1,577,500	12,109,360
Machinery - 0.5%
Jenn Feng Industrial Co. Ltd.	1,062,000	1,387,633
Trading Companies & Distributors - 0.2%
Dickson Concepts International Ltd.	556,600	464,805
Transportation Infrastructure - 0.9%
Cosco Pacific Ltd.	1,584,000	2,737,104
TOTAL INDUSTRIALS		20,359,484
INFORMATION TECHNOLOGY - 7.6%
Communications Equipment - 0.1%
Comba Telecom Systems Holdings Ltd.	860,000	392,230
Computers & Peripherals - 3.8%
ASUSTeK Computer, Inc.	2,938,100	6,500,804
High Tech Computer Corp.	433,200	1,800,413
Quanta Computer, Inc.	559,329	903,088
Solomon Systech Ltd.	8,516,000	2,155,340
		11,359,645
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 3.0%
AU Optronics Corp.	245,150	$260,946
Hon Hai Precision Industries Co. Ltd.	1,406,655	5,173,227
Kingboard Chemical Holdings Ltd.	1,198,000	2,508,755
Kingboard Chemical Holdings Ltd. warrants 12/31/06 (a)	119,800	55,408
Varitronix International Ltd.	773,374	740,218
		8,738,554
Semiconductors & Semiconductor Equipment - 0.7%
Sunplus Technology Co. Ltd.	214,500	293,739
Taiwan Semiconductor Manufacturing Co. Ltd.	1,281,797	1,678,658
		1,972,397
TOTAL INFORMATION TECHNOLOGY		22,462,826
MATERIALS - 3.3%
Chemicals - 1.5%
Formosa Chemicals & Fibre Corp.	907,000	1,532,232
Formosa Plastics Corp.	1,042,260	1,604,915
Sinopec Shanghai Petrochemical Co. Ltd. (H Shares)	3,404,000	1,191,708
		4,328,855
Metals & Mining - 1.8%
China Steel Corp.	2,674,945	2,687,342
Yanzhou Coal Mining Co. Ltd. (H Shares) (a)	1,976,000	2,602,104
		5,289,446
TOTAL MATERIALS		9,618,301
TELECOMMUNICATION SERVICES - 7.6%
Diversified Telecommunication Services - 4.2%
China Telecom Corp. Ltd. (H Shares)	20,498,000	6,567,559
PCCW Ltd. (a)	9,569,400	5,808,987
		12,376,546
Wireless Telecommunication Services - 3.4%
China Mobile (Hong Kong) Ltd.	988,500	2,876,535
Far EasTone Telecommunications Co. Ltd.	5,342,685	5,702,911
Taiwan Cellular Co. Ltd.	1,482,000	1,480,006
		10,059,452
TOTAL TELECOMMUNICATION SERVICES		22,435,998
UTILITIES - 6.6%
Electric Utilities - 2.6%
Cheung Kong Infrastructure Holdings Ltd.	1,136,000	3,028,380
CLP Holdings Ltd.	559,000	3,210,209
Huaneng Power International, Inc. (H Shares)	1,974,000	1,481,980
		7,720,569

	Shares	Value (Note 1)
Gas Utilities - 4.0%
Hong Kong & China Gas Co. Ltd.	6,141,400	$11,835,117
TOTAL UTILITIES		19,555,686
TOTAL COMMON STOCKS (Cost $258,992,492)		290,259,184
Money Market Funds - 1.6%

Fidelity Cash Central Fund, 1.79% (b) (Cost $4,755,301)	4,755,301	4,755,301
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $263,747,793)		295,014,485
NET OTHER ASSETS - 0.3%		989,423
NET ASSETS - 100%		$296,003,908
Legend
(a)Non-income producing

(b)Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $21,990,000 of which $12,624,000, $1,350,000 and $8,016,000 will expire on October 31, 2006, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

China Region

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (cost $263,747,793) - See accompanying schedule		$295,014,485
Foreign currency held at value (cost $1,794,083)		1,814,948
Receivable for fund shares sold		159,084
Dividends receivable		10,560
Interest receivable		7,124
Other affiliated receivables		875
Total assets		297,007,076

Liabilities
Payable for fund shares redeemed	$637,769
Accrued management fee	179,953
Transfer agent fee payable	70,232
Other affiliated payables	12,553
Other payables and accrued expenses	102,661
Total liabilities		1,003,168

Net Assets		$296,003,908
Net Assets consist of:
Paid in capital		$282,638,712
Undistributed net investment income		4,701,276
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(22,623,658)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		31,287,578
Net Assets, for 18,645,006 shares outstanding		$296,003,908
Net Asset Value, offering price and redemption price per share ($296,003,908 ÷ 18,645,006 shares)		$15.88

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$9,087,596
Interest		107,025
		9,194,621
Less foreign taxes withheld		(560,547)
Total income		8,634,074

Expenses
Management fee	$2,192,317
Transfer agent fees	850,925
Accounting fees and expenses	155,269
Non-interested trustees' compensation	1,683
Custodian fees and expenses	366,371
Registration fees	47,931
Audit	52,136
Legal	1,031
Interest	716
Miscellaneous	23,456
Total expenses before reductions	3,691,835
Expense reductions	(13,511)	3,678,324
Net investment income (loss)		4,955,750
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	27,967,256
Foreign currency transactions	(37,551)
Total net realized gain (loss)		27,929,705
Change in net unrealized appreciation (depreciation) on: Investment securities	(21,899,465)
Assets and liabilities in foreign currencies	19,072
Total change in net unrealized appreciation (depreciation)		(21,880,393)
Net gain (loss)		6,049,312
Net increase (decrease) in net assets resulting from operations		$11,005,062

See accompanying notes which are an integral part of the financial statements.

Annual Report

China Region
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,955,750	$2,741,918
Net realized gain (loss)	27,929,705	824,221
Change in net unrealized appreciation (depreciation)	(21,880,393)	45,576,957
Net increase (decrease) in net assets resulting from operations	11,005,062	49,143,096
Distributions to shareholders from net investment income	(4,174,789)	(1,902,675)
Share transactions Proceeds from sales of shares	206,037,339	103,420,624
Reinvestment of distributions	3,973,983	1,835,453
Cost of shares redeemed	(152,913,710)	(31,350,519)
Net increase (decrease) in net assets resulting from share transactions	57,097,612	73,905,558
Redemption fees	421,910	148,688
Total increase (decrease) in net assets	64,349,795	121,294,667

Net Assets
Beginning of period	231,654,113	110,359,446
End of period (including undistributed net investment income of $4,701,276 and undistributed net investment income of $2,516,769, respectively)	$296,003,908	$231,654,113
Other Information Shares
Sold	12,991,397	7,827,883
Issued in reinvestment of distributions	266,174	160,162
Redeemed	(9,912,893)	(2,578,985)
Net increase (decrease)	3,344,678	5,409,060

Financial Highlights

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$15.14	$11.16	$11.27	$14.96	$14.15
Income from Investment Operations
Net investment income (loss) C	.25	.25	.19	.14	.10
Net realized and unrealized gain (loss)	.73	3.91	(.15)	(3.29)	.80
Total from investment operations	.98	4.16	.04	(3.15)	.90
Distributions from net investment income	(.26)	(.19)	(.16)	(.56)	(.17)
Redemption fees added to paid in capital C	.02	.01	.01	.02	.08
Net asset value, end of period	$15.88	$15.14	$11.16	$11.27	$14.96
Total Return A, B	6.71%	37.91%	.23%	(21.82)%	6.77%
Ratios to Average Net Assets D
Expenses before expense reductions	1.22%	1.30%	1.32%	1.32%	1.22%
Expenses net of voluntary waivers, if any	1.22%	1.30%	1.32%	1.32%	1.22%
Expenses net of all reductions	1.22%	1.30%	1.31%	1.30%	1.21%
Net investment income (loss)	1.64%	2.07%	1.52%	1.03%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$296,004	$231,654	$110,359	$116,754	$179,709
Portfolio turnover rate	101%	39%	53%	75%	103%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Emerging Markets

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity Emerging Markets Fund	16.48%	4.39%	-4.37%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Emerging Markets Fund on October 31, 1994. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Annual Report

Emerging Markets

Management's Discussion of Fund Performance

Comments from Bob von Rekowsky, Portfolio Manager of Fidelity® Emerging Markets Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

Fidelity Emerging Markets Fund returned 16.48% during the 12-month period. This result lagged the fund's benchmark, the Morgan Stanley Capital International Emerging Markets Index, which returned 19.40%, and the LipperSM Emerging Markets Funds Average, which returned 19.50%. Unfavorable security selection in South Korea and an overweighted position there were significant detractors from performance. The country remained in a prolonged recession, so we focused largely on exporters. In that group, an overweighted position in Korea's largest company, Samsung Electronics, detracted. The market became concerned the company's exceptional earnings growth in 2004 could not be topped in 2005. A position in South Korean oil refiner Honam Petrochemical also hurt as investors speculated that profit margins could weaken if Chinese demand waned. The fund no longer held this position at period end. In Brazil, security selection and an overweighted position made the country a top contributor to performance. Top-performing holdings included two steel producers, Gerdau and Usiminas. With favorable valuations and positive earnings outlooks, our analysis concluded that these companies could rely on a domestic recovery in Brazil to generate revenue growth should China's demand for steel waver.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Emerging Markets

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2004
Korea (South)	19.9%
Brazil	10.2%
South Africa	10.0%
Taiwan	8.3%
Mexico	7.8%
Russia	6.3%
United States of America	4.7%
Indonesia	3.5%
Turkey	3.5%
Other	25.8%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2004
Korea (South)	23.9%
Taiwan	10.0%
Brazil	9.0%
Mexico	7.4%
Russia	7.2%
India	6.9%
Indonesia	4.1%
United States of America	3.9%
United Kingdom	3.9%
Other	23.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.7	97.2
Short-Term Investments and Net Other Assets	3.3	2.8
Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	6.9	8.7
America Movil SA de CV sponsored ADR (Mexico, Wireless Telecommunication Services)	3.0	2.8
Anglo American PLC (South Africa) (United Kingdom, Metals & Mining)	2.7	3.9
Lukoil Oil Co. sponsored ADR (Russia, Oil & Gas)	2.0	1.3
LG Electronics, Inc. (Korea (South), Household Durables)	2.0	1.4
Petroleo Brasileiro SA Petrobras sponsored ADR (non-vtg.) (Brazil, Oil & Gas)	1.8	1.1
Companhia Vale do Rio Doce sponsored ADR (non-vtg.) (Brazil, Metals & Mining)	1.7	1.6
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	1.5	1.0
Hyundai Motor Co. (Korea (South), Automobiles)	1.4	0.0
Cemex SA de CV sponsored ADR (Mexico, Construction Materials)	1.3	1.6
	24.3
Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.2	21.0
Materials	16.2	15.6
Information Technology	14.7	19.9
Telecommunication Services	14.3	14.3
Consumer Discretionary	11.2	7.3
Energy	11.1	9.1
Consumer Staples	5.4	3.4
Industrials	3.8	2.3
Utilities	1.8	1.7
Health Care	1.0	2.6

Annual Report

Emerging Markets

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (Note 1)
Argentina - 0.2%
Inversiones y Representaciones SA sponsored GDR (a)	102,700	$976,677
Austria - 0.9%
Bank Austria Creditanstalt AG	70,018	5,197,814
Bermuda - 1.3%
Central European Media Enterprises Ltd. Class A (a)	169,700	6,005,683
Skyworth Digital Holdings Ltd.	5,986,000	2,057,190
TOTAL BERMUDA		8,062,873
Brazil - 10.2%
Banco Bradesco SA (PN)	102,500	6,191,047
Banco Itau Holding Financeira SA (PN)	50,510	6,103,420
Caemi Mineracao E Metalurgia SA (PN) (a)	4,896,000	2,928,097
Centrais Electricas Brasileiras (Electrobras) SA (PN-B)	285,012,900	4,225,478
Companhia Vale do Rio Doce sponsored:
ADR	14,100	298,356
ADR (non-vtg.)	577,100	10,503,220
Gerdau SA sponsored ADR	210,440	3,106,094
Natura Cosmeticos SA	137,000	2,779,050
Petroleo Brasileiro SA Petrobras:
(PN)	165,300	5,399,675
sponsored:
ADR	35,400	1,257,054
ADR (non-vtg.)	324,600	10,581,960
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)	238,100	3,601,583
Votorantim Celulose e Papel SA sponsored ADR	140,400	4,850,820
TOTAL BRAZIL		61,825,854
Canada - 0.4%
PetroKazakhstan, Inc. Class A	58,800	2,172,681
China - 0.5%
China Telecom Corp. Ltd. (H Shares)	9,213,200	2,951,909
Czech Republic - 1.0%
Ceske Energeticke Zavody AS	331,800	3,693,484
Philip Morris CR AS	4,122	2,427,416
TOTAL CZECH REPUBLIC		6,120,900
Egypt - 1.5%
Orascom Construction Industries SAE unit	112,634	2,661,541
Orascom Telecom SAE unit (a)	371,398	6,350,906
TOTAL EGYPT		9,012,447
Hong Kong - 1.5%
China Overseas Land & Investment Ltd.	19,348,500	4,225,812
Henderson Land Development Co. Ltd.	357,000	1,655,729
Sun Hung Kai Properties Ltd.	177,000	1,637,268
Television Broadcasts Ltd.	395,000	1,689,878
TOTAL HONG KONG		9,208,687

	Shares	Value (Note 1)
Hungary - 1.7%
BorsodChem Rt	185,200	$1,851,662
MOL Magyar Olay-es Gazipari RT Series A (For. Reg.)	83,600	4,692,936
OTP Bank Rt.	149,200	3,783,706
TOTAL HUNGARY		10,328,304
India - 3.2%
Bank of India	1,873,600	2,103,590
ICICI Bank Ltd.	427,572	2,820,457
ITC Ltd.	100	2,399
Larsen & Toubro Ltd.	139,081	2,547,083
National Thermal Power Corp.	52,500	71,799
Oil & Natural Gas Corp. Ltd.	249,418	4,343,565
State Bank of India	316,715	3,313,090
Wipro Ltd.	291,014	4,220,618
TOTAL INDIA		19,422,601
Indonesia - 3.5%
PT Astra International Tbk	2,063,700	1,782,669
PT Bank Central Asia Tbk	8,418,600	2,223,339
PT Bumi Resources Tbk	31,816,600	2,538,320
PT Hanjaya Mandala Sampoerna Tbk	3,821,000	2,522,800
PT Indosat Tbk	9,488,500	4,933,486
PT Telkomunikasi Indonesia Tbk Series B	15,206,800	7,279,166
TOTAL INDONESIA		21,279,780
Israel - 3.2%
Bank Hapoalim BM (Reg.)	1,306,545	3,547,592
ECtel Ltd. (a)	122,700	278,529
M-Systems Flash Disk Pioneers Ltd. (a)(d)	375,200	5,275,312
Nice Systems Ltd. sponsored ADR (a)	54,000	1,142,640
RADWARE Ltd. (a)	128,800	3,181,360
Teva Pharmaceutical Industries Ltd. sponsored ADR	224,100	5,826,600
TOTAL ISRAEL		19,252,033
Korea (South) - 19.4%
AmorePacific Corp.	11,420	2,234,015
Asiana Airlines, Inc. (a)	786,600	1,960,352
CJ Home Shopping	30,700	1,261,456
Daegu Bank Co. Ltd.	380,110	2,274,888
Daelim Industrial Co.	133,420	5,720,554
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	375,110	5,528,643
Hyundai Department Store Co. Ltd.	76,000	2,206,342
Hyundai Motor Co.	174,690	8,473,129
Hyundai Securities Co. Ltd. (a)	603,780	2,103,387
Industrial Bank of Korea	378,750	2,395,311
Interflex Co. Ltd.	123,872	1,941,897
Kia Motors Corp.	511,190	4,794,547
LG Electronics, Inc.	210,440	11,880,133
LG Petrochemical Co. Ltd.	170,530	4,143,293
NCsoft Corp. (a)	26,400	2,523,270
POSCO	31,770	4,753,439
Common Stocks - continued
	Shares	Value (Note 1)
Korea (South) - continued
S-Oil Corp.	55,080	$2,779,831
Samsung Electronics Co. Ltd.	105,645	41,474,743
Samsung SDI Co. Ltd.	20,300	1,831,443
Shinhan Financial Group Co. Ltd.	186,930	3,681,828
Shinsegae Co. Ltd.	11,000	3,095,132
TOTAL KOREA (SOUTH)		117,057,633
Luxembourg - 0.8%
Millicom International Cellular SA (a)	62,700	1,245,849
Tenaris SA sponsored ADR	81,600	3,653,232
TOTAL LUXEMBOURG		4,899,081
Malaysia - 2.9%
AirAsia BHD (a)	2,702,700	889,053
IOI Corp. BHD	990,300	2,475,750
Malakoff BHD	806,300	1,411,025
Malayan Banking BHD	1,580,200	4,574,263
Maxis Communications BHD	764,400	1,729,958
Public Bank BHD (For. Reg.)	1,713,600	3,134,084
Telekom Malaysia BHD	1,191,600	3,606,158
TOTAL MALAYSIA		17,820,291
Mexico - 7.8%
America Movil SA de CV sponsored ADR	412,800	18,163,200
Cemex SA de CV sponsored ADR	276,100	8,001,378
Consorcio ARA SA de CV (a)	398,000	1,064,070
Fomento Economico Mexicano SA de CV sponsored ADR	39,500	1,741,950
Grupo Mexico SA de CV Series B (a)	510,638	2,109,109
Grupo Televisa SA de CV sponsored ADR	105,700	5,813,500
Industrias Penoles SA de CV	388,100	1,772,836
Urbi, Desarrollos Urbanos, SA de CV	549,500	2,047,232
Wal-Mart de Mexico SA de CV Series V	1,971,200	6,448,808
TOTAL MEXICO		47,162,083
Netherlands - 0.1%
Efes Breweries International NV unit (a)(e)	25,781	715,423
Philippines - 1.3%
Globe Telecom, Inc.	46,000	837,775
Philippine Long Distance Telephone Co. (a)	270,500	6,752,887
TOTAL PHILIPPINES		7,590,662
Poland - 0.8%
Agora SA (a)	163,241	2,274,666
KGHM Polska Miedz SA (Bearer) (a)	268,365	2,646,176
TOTAL POLAND		4,920,842
Russia - 6.3%
JSC MMC 'Norilsk Nickel' sponsored ADR	79,708	4,949,867
Lukoil Oil Co. sponsored ADR	98,700	12,312,825

	Shares	Value (Note 1)
Mechel Steel Group OAO ADR	45,200	$926,600
Mobile TeleSystems OJSC sponsored ADR	23,000	3,337,760
OAO Gazprom sponsored ADR (d)	99,700	3,724,792
Surgutneftegaz JSC sponsored ADR	139,061	7,283,320
Unified Energy System of Russia (RAO UESR) sponsored ADR	66,520	2,100,702
Vimpel Communications sponsored ADR (a)	16,300	1,858,200
YUKOS Corp. sponsored ADR (d)	91,039	1,515,799
TOTAL RUSSIA		38,009,865
South Africa - 10.0%
ABSA Group Ltd.	628,095	6,902,992
African Bank Investments Ltd.	2,287,626	5,362,342
Edgars Consolidated Stores Ltd.	126,939	4,456,009
Gold Fields Ltd.	233,800	3,371,396
Harmony Gold Mining Co. Ltd.	218,130	2,556,553
Impala Platinum Holdings Ltd.	54,566	4,414,509
Ispat Iscor Ltd.	267,900	2,373,033
JD Group Ltd.	268,500	2,510,478
Massmart Holdings Ltd.	499,655	3,507,933
MTN Group Ltd.	1,618,100	8,838,668
Sanlam Ltd.	3,863,322	6,831,513
Sasol Ltd.	354,575	7,066,781
Telkom SA Ltd.	177,814	2,528,845
TOTAL SOUTH AFRICA		60,721,052
Taiwan - 8.3%
Cathay Financial Holding Co. Ltd.	2,302,000	4,405,083
China Steel Corp.	1,431,000	1,437,632
Chinatrust Financial Holding Co.	3,423,804	3,900,342
Delta Electronics, Inc.	2,358,800	3,561,651
Far Eastern Textile Ltd.	4,739,477	3,160,124
Far EasTone Telecommunications Co. Ltd.	2,469,500	2,636,004
First Financial Holding Co. Ltd. (a)	2,199,000	1,768,668
Formosa Chemicals & Fibre Corp.	1,573,000	2,657,333
Hon Hai Precision Industries Co. Ltd.	1,324,797	4,872,179
Mega Financial Holding Co. Ltd.	3,678,000	2,452,367
Polaris Securities Co. Ltd.	5,713,971	2,921,480
Powerchip Semiconductor Corp. (a)	2,212,000	1,686,530
President Chain Store Corp.	348,000	520,257
Quanta Computer, Inc.	1,168,970	1,887,409
Taiwan Cellular Co. Ltd.	2,597,000	2,593,506
Taiwan Semiconductor Manufacturing Co. Ltd.	5,661,699	7,414,634
United Microelectronics Corp. (a)	4,089,840	2,470,168
TOTAL TAIWAN		50,345,367
Thailand - 1.8%
Advanced Info Service PCL (For. Reg.)	1,662,600	3,785,999
Siam Cement PCL (For. Reg.)	1,075,400	6,704,881
Thai Oil PCL (a)	123,500	124,071
TOTAL THAILAND		10,614,951
Common Stocks - continued
	Shares	Value (Note 1)
Turkey - 3.5%
Arcelik AS (a)	346,564,500	$2,099,886
Denizbank AS	469,711,000	915,824
Dogan Yayin Holding AS (a)	1,310,969,332	4,659,513
Enka Insaat ve Sanayi AS	83,557,788	2,093,039
Koytas Tekstil Sanayi ve Ticaret AS (a)	26,770,000	5
Tofas Turk Otomobil Fabrikasi AS (a)	849,511,453	2,058,927
Turkcell Iletisim Hizmet AS sponsored ADR	251,422	3,846,757
Turkiye Is Bankasi AS Series C unit	804,890,552	3,323,957
Yapi ve Kredi Bankasi AS (a)	949,429,000	2,133,975
TOTAL TURKEY		21,131,883
United Kingdom - 2.7%
Anglo American PLC (South Africa)	749,716	16,467,004
United States of America - 1.4%
Central European Distribution Corp. (a)(d)	131,296	3,323,102
DSP Group, Inc. (a)	19,800	392,634
NII Holdings, Inc. (a)	58,500	2,589,795
Zoran Corp. (a)	208,900	2,107,801
TOTAL UNITED STATES OF AMERICA		8,413,332
TOTAL COMMON STOCKS (Cost $514,213,641)		581,682,029
Nonconvertible Preferred Stocks - 0.5%

Korea (South) - 0.5%
Samsung Electronics Co. Ltd. (Cost $3,528,399)	11,000	2,947,745
Money Market Funds - 5.5%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.79% (b)	20,758,662	$20,758,662
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	12,207,500	12,207,500
TOTAL MONEY MARKET FUNDS (Cost $32,966,162)		32,966,162
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $550,708,202)	617,595,936
NET OTHER ASSETS - (2.2)%	(13,045,534)
NET ASSETS - 100%	$604,550,402
Legend
(a)Non-income producing

(b)Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c)Includes investment made with cash collateral received from securities on loan.
(d)Security or a portion of the security is on loan at period end.

(e)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $715,423 or 0.1% of net assets.

Income Tax Information

At September 30, 2004, the fund had a capital loss carryforward of approximately $427,327,000 of which $19,326,000, $309,416,000, $46,041,000, $40,041,000 and $12,503,000 will expire on September 30, 2006, 2007, 2008, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Emerging Markets

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $11,982,695) (cost $550,708,202) - See accompanying schedule		$617,595,936
Cash		999,757
Foreign currency held at value (cost $1,892,875)		1,911,868
Receivable for investments sold		5,059,105
Receivable for fund shares sold		1,160,891
Dividends receivable		1,494,670
Interest receivable		18,793
Other affiliated receivables		4,915
Other receivables		136,299
Total assets		628,382,234

Liabilities
Payable for investments purchased	$7,211,303
Payable for fund shares redeemed	3,665,333
Accrued management fee	360,756
Other affiliated payables	168,540
Other payables and accrued expenses	218,400
Collateral on securities loaned, at value	12,207,500
Total liabilities		23,831,832

Net Assets		$604,550,402
Net Assets consist of:
Paid in capital		$976,398,839
Undistributed net investment income		3,365,820
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(442,128,228)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		66,913,971
Net Assets, for 53,480,209 shares outstanding		$604,550,402
Net Asset Value, offering price and redemption price per share ($604,550,402 ÷ 53,480,209 shares)		$11.30

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$15,457,157
Interest		190,389
Security lending		90,758
		15,738,304
Less foreign taxes withheld		(1,843,383)
Total income		13,894,921

Expenses
Management fee	$4,116,327
Transfer agent fees	1,697,922
Accounting and security lending fees	285,594
Non-interested trustees' compensation	3,533
Custodian fees and expenses	677,243
Registration fees	45,537
Audit	87,361
Legal	5,862
Interest	1,124
Miscellaneous	68,612
Total expenses before reductions	6,989,115
Expense reductions	(281,085)	6,708,030
Net investment income (loss)		7,186,891
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (net of foreign taxes of $777,786)	74,177,675
Foreign currency transactions	(1,219,865)
Total net realized gain (loss)		72,957,810
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $646,762)	(19,599,158)
Assets and liabilities in foreign currencies	39,487
Total change in net unrealized appreciation (depreciation)		(19,559,671)
Net gain (loss)		53,398,139
Net increase (decrease) in net assets resulting from operations		$60,585,030

See accompanying notes which are an integral part of the financial statements.

Annual Report

Emerging Markets
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,186,891	$3,893,429
Net realized gain (loss)	72,957,810	14,757,151
Change in net unrealized appreciation (depreciation)	(19,559,671)	87,760,059
Net increase (decrease) in net assets resulting from operations	60,585,030	106,410,639
Distributions to shareholders from net investment income	(5,261,351)	(1,836,578)
Share transactions Proceeds from sales of shares	349,686,058	144,659,629
Reinvestment of distributions	4,973,151	1,776,667
Cost of shares redeemed	(237,151,194)	(83,990,232)
Net increase (decrease) in net assets resulting from share transactions	117,508,015	62,446,064
Redemption fees	790,209	179,613
Total increase (decrease) in net assets	173,621,903	167,199,738

Net Assets
Beginning of period	430,928,499	263,728,761
End of period (including undistributed net investment income of $3,365,820 and undistributed net investment income of $2,401,192, respectively)	$604,550,402	$430,928,499
Other Information Shares
Sold	31,618,832	17,006,473
Issued in reinvestment of distributions	482,623	243,379
Redeemed	(22,532,170)	(10,837,670)
Net increase (decrease)	9,569,285	6,412,182

Financial Highlights

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$9.81	$7.03	$6.52	$8.71	$9.35
Income from Investment Operations
Net investment income (loss) C	.14	.10	.06 E	.06	.02 D
Net realized and unrealized gain (loss)	1.46	2.73	.47	(2.22)	(.68)
Total from investment operations	1.60	2.83	.53	(2.16)	(.66)
Distributions from net investment income	(.12)	(.05)	(.03)	(.03)	-
Redemption fees added to paid in capital C	.01	- G	.01	- G	.02
Net asset value, end of period	$11.30	$9.81	$7.03	$6.52	$8.71
Total Return A, B	16.48%	40.50%	8.25%	(24.87)%	(6.84)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.23%	1.36%	1.44%	1.54%	1.39%
Expenses net of voluntary waivers, if any	1.23%	1.36%	1.44%	1.54%	1.39%
Expenses net of all reductions	1.18%	1.36%	1.39%	1.45%	1.35%
Net investment income (loss)	1.27%	1.31%	.73%	.78%	.15%
Supplemental Data
Net assets, end of period (000 omitted)	$604,550	$430,928	$263,729	$204,164	$304,445
Portfolio turnover rate	112%	105%	120%	113%	100%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.02 per share. E Investment income per share reflects a special dividend which amounted to $.01 per share. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe Fund	26.20%	2.16%	9.19%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Europe Fund on October 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the MSCI Europe Index did over the same period.

Annual Report

Europe

Management's Discussion of Fund Performance

Comments from David Baverez, Portfolio Manager of Fidelity® Europe Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

Fidelity Europe Fund performed well amid generally rising stock prices and an environment of uncertainty that created attractive buying opportunities. For the 12-month period ending October 31, 2004, the fund gained 26.20%, outperforming both the 22.09% return of the Morgan Stanley Capital International Europe Index and the 21.59% return of the LipperSM European Region Funds Average. Relative to the index, the fund's performance was helped primarily by its holdings in the banking, media and wireless telecommunications groups. Hungarian-based OTP Bank, Bank Austria Creditanstalt, Russian-based wireless company Vimpel and MTN Group, a South African wireless firm, all made strong contributions. Spain-based Antena 3 Television also performed well. Detracting from the fund's performance were YUKOS, a Russian oil company involved in a tax dispute with the government; Tiscali, an Italian Internet firm with disappointing financial results; Business Objects, a software company co-headquartered in Paris and California that underwent a difficult merger; and Italian dairy conglomerate Parmalat, which was involved in a fraud scandal. Several of the holdings mentioned here were sold before period end.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Europe

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2004
France	23.0%
Italy	12.9%
Switzerland	11.9%
Germany	7.8%
Russia	7.7%
United States of America	6.4%
Netherlands	5.4%
South Africa	4.9%
Spain	4.5%
Other	15.5%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2004
France	16.1%
Germany	15.8%
Italy	12.5%
Switzerland	11.9%
Russia	11.0%
United States of America	5.5%
Netherlands	4.7%
Spain	4.2%
United Kingdom	4.1%
Other	14.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.0	98.4
Short-Term Investments and Net Other Assets	3.0	1.6
Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	4.9	3.4
Antena 3 Television SA (Spain, Media)	4.5	4.2
Surgutneftegaz JSC sponsored ADR (Russia, Oil & Gas)	4.0	2.7
UBS AG (Reg.) (Switzerland, Capital Markets)	3.9	3.1
Compagnie Financiere Richemont unit (Switzerland, Textiles Apparel & Luxury Goods)	3.8	3.3
Synthes, Inc. (United States of America, Health Care Equipment & Supplies)	3.4	3.9
Publicis Groupe SA (France, Media)	3.3	0.0
Air France KLM (Reg.) (France, Airlines)	3.3	3.1
Vivendi Universal SA (France, Media)	3.1	2.9
Bank Austria Creditanstalt AG (Austria, Commercial Banks)	3.0	2.9
	37.2
Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	26.8	22.1
Financials	26.2	31.1
Industrials	8.8	3.1
Health Care	8.4	10.1
Telecommunication Services	7.8	9.4
Energy	7.7	12.0
Information Technology	5.8	7.5
Utilities	2.9	3.0
Consumer Staples	2.6	0.1

Annual Report

Europe

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 92.9%
	Shares	Value (Note 1)
Austria - 3.0%
Bank Austria Creditanstalt AG	756,268	$56,141,855
Belgium - 2.9%
Belgacom SA	1,466,500	54,048,385
France - 23.0%
Air France KLM (Reg.) (d)	3,462,224	60,477,800
Carrefour SA	1,038,000	45,601,521
Dassault Systemes SA	1,049,506	53,426,641
Financiere Marc de Lacharriere SA (Fimalac)	467,981	19,164,009
Lagardere S.C.A. (Reg.)	562,136	36,327,955
Publicis Groupe SA	2,050,451	61,348,235
Sanofi-Aventis	741,948	54,162,204
Total SA Series B	174,500	36,393,720
Vivendi Universal SA (a)	2,094,278	57,446,045
TOTAL FRANCE		424,348,130
Germany - 5.8%
RWE AG	983,555	52,259,369
SAP AG	315,500	53,824,300
TOTAL GERMANY		106,083,669
Greece - 2.0%
Alpha Bank AE	1,295,100	37,223,845
Ireland - 2.6%
DEPFA BANK PLC	3,117,361	47,871,442
Italy - 10.8%
Autostrade Spa	1,985,224	43,569,423
Bulgari Spa	3,248,532	33,714,457
Lottomatica Spa New	1,215,500	36,693,664
Mediobanca Spa (d)	2,822,098	39,223,837
Pirelli & C. Real Estate Spa	1,045,757	45,902,154
TOTAL ITALY		199,103,535
Netherlands - 5.4%
Efes Breweries International NV unit	112,800	3,130,200
Euronext NV	1,889,744	54,895,533
Wolters Kluwer NV (Certificaten Van Aandelen)	2,291,000	41,895,318
TOTAL NETHERLANDS		99,921,051
Russia - 7.7%
Sberbank RF unit (a)	785,147	37,154,381
Sibneft sponsored ADR	834,700	31,075,881
Surgutneftegaz JSC sponsored ADR	1,857,700	74,122,230
TOTAL RUSSIA		142,352,492
South Africa - 4.9%
MTN Group Ltd.	16,373,948	89,440,634
Spain - 4.5%
Antena 3 Television SA (a)	1,297,180	83,581,063

	Shares	Value (Note 1)
Sweden - 1.1%
Skandia Foersaekrings AB	5,591,500	$20,865,281
Switzerland - 11.9%
Compagnie Financiere Richemont unit	2,454,715	69,808,657
Roche Holding AG (participation certificate)	375,250	38,474,284
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	60,021	38,361,554
UBS AG (Reg.)	1,010,998	73,287,245
TOTAL SWITZERLAND		219,931,740
Turkey - 1.9%
Turkiye Garanti Bankasi AS	12,983,307,106	34,631,414
United Kingdom - 2.0%
Signet Group PLC	19,166,405	37,422,466
United States of America - 3.4%
Synthes, Inc.	581,875	62,194,044
TOTAL COMMON STOCKS (Cost $1,453,211,581)		1,715,161,046
Nonconvertible Preferred Stocks - 4.1%

Germany - 2.0%
Porsche AG (non-vtg.)	56,994	36,391,758
Italy - 2.1%
Banca Intesa Spa (Risp)	11,357,397	38,384,455
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $49,610,803)		74,776,213
Money Market Funds - 8.5%

Fidelity Cash Central Fund, 1.79% (b)	79,588,223	79,588,223
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	76,509,456	76,509,456
TOTAL MONEY MARKET FUNDS (Cost $156,097,679)		156,097,679
TOTAL INVESTMENT PORTFOLIO - 105.5% (Cost $1,658,920,063)	1,946,034,938
NET OTHER ASSETS - (5.5)%	(100,594,513)
NET ASSETS - 100%	$1,845,440,425
Legend
(a)Non-income producing

(b)Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c)Includes investment made with cash collateral received from securities on loan.
(d)Security or a portion of the security is on loan at period end.
Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $93,906,000 all of which will expire on October 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $72,937,803) (cost $1,658,920,063) - See accompanying schedule		$1,946,034,938
Receivable for fund shares sold		14,197,497
Dividends receivable		666,119
Interest receivable		108,467
Other affiliated receivables		24
Other receivables		334,466
Total assets		1,961,341,511

Liabilities
Payable for investments purchased	$36,462,204
Payable for fund shares redeemed	1,081,559
Accrued management fee	1,179,979
Other affiliated payables	437,685
Other payables and accrued expenses	230,203
Collateral on securities loaned, at value	76,509,456
Total liabilities		115,901,086

Net Assets		$1,845,440,425
Net Assets consist of:
Paid in capital		$1,649,339,575
Undistributed net investment income		5,169,708
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(96,280,699)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		287,211,841
Net Assets, for 60,674,746 shares outstanding		$1,845,440,425
Net Asset Value, offering price and redemption price per share ($1,845,440,425 ÷ 60,674,746 shares)		$30.42

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$21,274,499
Interest		726,257
Security lending		2,380,006
		24,380,762
Less foreign taxes withheld		(2,950,777)
Total income		21,429,985

Expenses
Management fee Basic fee	$11,369,728
Performance adjustment	527,174
Transfer agent fees	4,154,316
Accounting and security lending fees	711,698
Non-interested trustees' compensation	9,792
Custodian fees and expenses	506,387
Registration fees	61,960
Audit	63,288
Legal	5,461
Interest	202
Miscellaneous	80,118
Total expenses before reductions	17,490,124
Expense reductions	(1,095,983)	16,394,141
Net investment income (loss)		5,035,844
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	289,553,218
Foreign currency transactions	165,555
Total net realized gain (loss)		289,718,773
Change in net unrealized appreciation (depreciation) on: Investment securities	61,183,339
Assets and liabilities in foreign currencies	66,507
Total change in net unrealized appreciation (depreciation)		61,249,846
Net gain (loss)		350,968,619
Net increase (decrease) in net assets resulting from operations		$356,004,463

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,035,844	$14,700,161
Net realized gain (loss)	289,718,773	(124,632,894)
Change in net unrealized appreciation (depreciation)	61,249,846	432,602,333
Net increase (decrease) in net assets resulting from operations	356,004,463	322,669,600
Distributions to shareholders from net investment income	(15,656,206)	(6,786,170)
Share transactions Proceeds from sales of shares	423,185,947	298,317,243
Reinvestment of distributions	15,242,825	6,549,345
Cost of shares redeemed	(216,598,289)	(213,672,148)
Net increase (decrease) in net assets resulting from share transactions	221,830,483	91,194,440
Redemption fees	70,412	118,259
Total increase (decrease) in net assets	562,249,152	407,196,129

Net Assets
Beginning of period	1,283,191,273	875,995,144
End of period (including undistributed net investment income of $5,169,708 and undistributed net investment income of $15,679,314, respectively)	$1,845,440,425	$1,283,191,273
Other Information Shares
Sold	15,357,591	15,032,139
Issued in reinvestment of distributions	579,135	347,815
Redeemed	(7,925,889)	(10,560,777)
Net increase (decrease)	8,010,837	4,819,177

Financial Highlights

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$24.37	$18.31	$22.68	$34.88	$34.09
Income from Investment Operations
Net investment income (loss) D	.09	.29	.12 E	.12	.20
Net realized and unrealized gain (loss)	6.25	5.91	(4.25)	(8.11)	2.70
Total from investment operations	6.34	6.20	(4.13)	(7.99)	2.90
Distributions from net investment income	(.29)	(.14)	(.24)	(.12)	(.18)
Distributions from net realized gain	-	-	-	(4.09)	(1.94)
Total distributions	(.29)	(.14)	(.24)	(4.21)	(2.12)
Redemption fees added to paid in capital D	- H	- H	- H	- H	.01
Net asset value, end of period	$30.42	$24.37	$18.31	$22.68	$34.88
Total Return A, B, C	26.20%	34.09%	(18.49)%	(25.64)%	8.51%
Ratios to Average Net Assets F
Expenses before expense reductions	1.11%	1.03%	1.20%	1.06%	1.09%
Expenses net of voluntary waivers, if any	1.11%	1.03%	1.20%	1.06%	1.09%
Expenses net of all reductions	1.05%	.98%	1.13%	.99%	1.05%
Net investment income (loss)	.32%	1.44%	.52%	.45%	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$1,845,440	$1,283,191	$875,995	$1,059,368	$1,425,092
Portfolio turnover rate	106%	162%	127%	123%	144% G

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Total returns do not include the effect of the contingent deferred sales charge. D Calculated based on average shares outstanding during the period. E Investment income per share reflects a special dividend which amounted to $.05 per share. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G The portfolio turnover rate does not include the assets acquired in the merger of Fidelity France, Fidelity Germany and Fidelity United Kingdom Funds. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe Capital Appreciation

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe Capital Appreciation Fund	15.13%	3.46%	9.88%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Europe Capital Appreciation Fund on October 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the MSCI Europe Index did over the same period.

Annual Report

Europe Capital Appreciation

Management's Discussion of Fund Performance

Comments from Ian Hart, Portfolio Manager of Fidelity® Europe Capital Appreciation Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

For the 12-month period that ended on October 31, 2004, Fidelity Europe Capital Appreciation Fund returned 15.13%, compared with returns of 22.09% for the Morgan Stanley Capital International (MSCI) Europe Index and 21.59% for the LipperSM European Region Funds Average. The fund lagged the benchmark mainly as a result of poor stock selection in the diversified financials industry and underweightings in both the energy and utilities sectors, where stock prices appreciated significantly during the period. Deutsche Boerse, the German stock exchange, and DAB Bank, the German online broker, both experienced slowdowns in their businesses and their stock prices declined. One of the fund's large positions during the period, Deutsche Boerse was the single biggest detractor from relative and absolute performance. Business Objects, a French software company that the fund no longer holds, also disappointed by delivering lackluster earnings. The fund was helped by TANDBERG Television, the Norwegian maker of infrastructure for the cable and satellite TV industries, and Turkcell, the Turkish mobile phone operator.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Europe Capital Appreciation

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2004
United Kingdom	29.6%
France	12.0%
Germany	9.2%
United States of America	8.6%
Netherlands	6.6%
Italy	6.3%
Turkey	3.8%
Switzerland	3.4%
Norway	2.8%
Other	17.7%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2004
United Kingdom	32.1%
Germany	13.2%
France	10.2%
Netherlands	7.7%
Switzerland	7.2%
United States of America	4.8%
Italy	4.5%
Sweden	4.4%
Spain	4.2%
Other	11.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	93.1	95.2
Bonds	0.0	1.1
Short-Term Investments and Net Other Assets	6.9	3.7
Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Total SA sponsored ADR (France, Oil & Gas)	4.9	0.0
BP PLC (United Kingdom, Oil & Gas)	4.6	1.0
Turkcell Iletisim Hizmet AS sponsored ADR (Turkey, Wireless Telecommunication Services)	2.9	0.8
TANDBERG Television ASA (Norway, Communications Equipment)	2.8	2.2
Royal Dutch Petroleum Co. (Hague Registry) (Netherlands, Oil & Gas)	2.7	1.7
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	2.5	3.9
GlaxoSmithKline PLC sponsored ADR (United Kingdom, Pharmaceuticals)	2.0	0.0
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	2.0	0.0
Shell Transport & Trading Co. PLC (United Kingdom, Oil & Gas)	2.0	0.0
BAE Systems PLC (United Kingdom, Aerospace & Defense)	2.0	0.0
	28.4
Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	17.8	4.1
Financials	17.4	13.8
Telecommunication Services	14.7	18.4
Consumer Discretionary	13.2	23.3
Health Care	9.6	14.3
Information Technology	6.5	10.2
Materials	4.2	0.6
Industrials	3.8	4.1
Utilities	3.2	0.7
Consumer Staples	2.7	6.8

Annual Report

Europe Capital Appreciation

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 91.7%
	Shares	Value (Note 1)
Belgium - 1.9%
Belgacom SA	97,100	$3,578,655
Fortis	169,900	4,328,853
TOTAL BELGIUM		7,907,508
Canada - 1.3%
Cognos, Inc. (a)	71,500	2,838,630
Eldorado Gold Corp. (a)	710,900	2,276,561
TOTAL CANADA		5,115,191
Denmark - 2.5%
Coloplast AS Series B (d)	26,700	2,657,357
Novo Nordisk AS Series B	60,300	3,005,915
TDC AS	124,690	4,626,895
TOTAL DENMARK		10,290,167
Finland - 1.2%
F-Secure Oyj (a)(d)	913,500	1,963,930
Fortum Oyj	192,200	2,951,500
TOTAL FINLAND		4,915,430
France - 12.0%
BNP Paribas SA	66,300	4,526,433
France Telecom SA	71,672	2,060,570
NRJ Group	184,055	3,825,091
Pernod-Ricard	55,775	7,744,217
Renault SA	30,700	2,577,213
Rhodia SA (a)(d)	934,900	1,686,912
Sanofi-Aventis	39,900	2,912,700
Total SA sponsored ADR	190,600	19,875,769
Vivendi Universal SA (a)	135,000	3,703,050
TOTAL FRANCE		48,911,955
Germany - 7.8%
Adidas-Salomon AG	22,500	3,153,725
BASF AG	85,200	5,353,116
DAB Bank AG (a)(d)	395,234	2,422,691
Deutsche Boerse AG	96,310	4,825,156
Deutsche Telekom AG (Reg.) (a)	200,100	3,855,927
Fresenius Medical Care AG	47,600	3,654,823
RWE AG	108,600	5,770,259
Siemens AG (Reg.)	37,644	2,813,513
TOTAL GERMANY		31,849,210
Greece - 2.5%
Alpha Bank AE	154,800	4,449,271
Greek Organization of Football Prognostics SA	149,080	3,048,627
Hellenic Petroleum SA	296,250	2,843,333
TOTAL GREECE		10,341,231
Ireland - 0.2%
C&C Group PLC	217,500	712,537
Israel - 0.5%
Emblaze Ltd. (a)	770,300	1,981,759

	Shares	Value (Note 1)
Italy - 6.3%
Banca Intesa Spa	753,003	$3,093,214
Bulgari Spa	477,100	4,951,519
Capitalia Spa	677,900	2,611,201
ENI Spa	318,681	7,293,333
Mediaset Spa	212,200	2,427,678
Mediobanca Spa	87,400	1,214,757
Telecom Italia Mobile Spa (TIM)	664,300	3,929,184
TOTAL ITALY		25,520,886
Luxembourg - 1.7%
Millicom International Cellular SA unit (a)	330,200	6,697,627
Netherlands - 6.6%
ABN-AMRO Holding NV	190,800	4,590,648
Completel Europe NV (a)	85,900	2,830,600
Hagemeyer NV (a)	1,358,700	2,486,382
ING Groep NV (Certificaten Van Aandelen)	151,398	4,031,729
Royal Dutch Petroleum Co. (Hague Registry)	202,100	10,961,904
Wolters Kluwer NV (Certificaten Van Aandelen)	112,400	2,055,449
TOTAL NETHERLANDS		26,956,712
Norway - 2.8%
TANDBERG Television ASA (a)	1,578,900	11,471,262
Poland - 0.7%
Bank Zachodni WBK SA	13,400	338,234
Polski Koncern Naftowy Orlen SA	225,100	2,432,220
TOTAL POLAND		2,770,454
Portugal - 0.9%
Portugal Telecom SGPS SA sponsored ADR	186,500	2,111,180
PT Multimedia SGPS SA	61,200	1,431,646
TOTAL PORTUGAL		3,542,826
Russia - 0.5%
Surgutneftegaz JSC sponsored ADR	52,900	2,110,710
South Africa - 0.8%
MTN Group Ltd.	339,500	1,854,476
Steinhoff International Holdings Ltd.	831,400	1,455,163
TOTAL SOUTH AFRICA		3,309,639
Spain - 1.3%
Banco Bilbao Vizcaya Argentaria SA	337,000	5,307,750
Sweden - 1.7%
Modern Times Group AB (MTG) (B Shares) (a)	59,200	1,317,936
Nordea Bank AB	178,900	1,548,847
Skandia Foersaekrings AB	508,500	1,897,522
Telefonaktiebolaget LM Ericsson (B Shares) (a)	805,100	2,327,544
TOTAL SWEDEN		7,091,849
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - 3.4%
Credit Suisse Group (Reg.)	41,600	$1,425,632
Phonak Holding AG	113,875	3,577,075
Roche Holding AG (participation certificate)	50,400	5,167,499
Syngenta AG (Switzerland)	17,200	1,645,368
UBS AG (NY Shares)	29,200	2,116,708
TOTAL SWITZERLAND		13,932,282
Turkey - 3.8%
Turkcell Iletisim Hizmet AS sponsored ADR (d)	779,553	11,927,161
Turkiye Garanti Bankasi AS	1,340,497,201	3,575,615
TOTAL TURKEY		15,502,776
United Kingdom - 29.6%
Amlin PLC	1,962,000	5,245,958
Axis Shield PLC (a)	385,175	1,422,712
BAE Systems PLC	1,821,700	7,975,769
BHP Billiton PLC	339,700	3,455,222
BP PLC	124,700	1,210,629
BP PLC sponsored ADR	297,200	17,311,900
BT Group PLC	1,147,500	3,955,432
Chaucer Holdings PLC	1,573,900	1,272,602
Corin Group PLC	422,200	2,657,306
Dixons Group PLC	1,228,100	3,876,085
Easynet Group PLC (a)	818,400	992,596
GlaxoSmithKline PLC sponsored ADR	196,000	8,310,400
HSBC Holdings PLC sponsored ADR (d)	102,200	8,281,266
Imperial Chemical Industries PLC	721,400	2,780,997
Invensys PLC (a)	7,991,200	2,239,467
ITV PLC	1,326,959	2,609,180
Maiden Group PLC	175,500	733,705
NDS Group PLC sponsored ADR (a)	109,400	2,862,998
Next PLC	127,800	3,922,023
Reuters Group PLC	299,579	2,041,058
Royal Bank of Scotland Group PLC	145,100	4,279,620
Scottish Power PLC	549,900	4,443,778
Shell Transport & Trading Co. PLC:
ADR	148,000	6,994,480
(Reg.)	133,500	1,051,535
Shire Pharmaceuticals Group PLC	224,000	2,120,533
Ted Baker PLC	520,400	4,719,405
Vodafone Group PLC	4,012,200	10,347,463
William Hill PLC	237,700	2,135,998
Wyevale Garden Centres PLC	187,800	1,223,417
TOTAL UNITED KINGDOM		120,473,534
United States of America - 1.7%
Archer-Daniels-Midland Co.	125,800	2,436,746

	Shares	Value (Note 1)
Microsoft Corp.	75,900	$2,124,441
Telewest Global, Inc. (a)	180,461	2,219,670
TOTAL UNITED STATES OF AMERICA		6,780,857
TOTAL COMMON STOCKS (Cost $327,896,747)		373,494,152
Preferred Stocks - 1.4%

Convertible Preferred Stocks - 0.0%
United Kingdom - 0.0%
ITV PLC (a)	193,482	122,666
Nonconvertible Preferred Stocks - 1.4%
Germany - 1.4%
Fresenius AG	24,700	2,095,650
Fresenius Medical Care AG	31,000	1,696,716
Porsche AG (non-vtg.)	2,832	1,808,286
TOTAL GERMANY		5,600,652
TOTAL PREFERRED STOCKS (Cost $4,459,661)		5,723,318
Money Market Funds - 10.7%

Fidelity Cash Central Fund, 1.79% (b)	31,330,476	31,330,476
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	12,226,289	12,226,289
TOTAL MONEY MARKET FUNDS (Cost $43,556,765)		43,556,765
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $375,913,173)		422,774,235
NET OTHER ASSETS - (3.8)%		(15,412,343)
NET ASSETS - 100%		$407,361,892
Legend
(a)Non-income producing

(b)Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c)Includes investment made with cash collateral received from securities on loan.
(d)Security or a portion of the security is on loan at period end.
Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $18,785,000, all of which will expire on October 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe Capital Appreciation

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $11,780,529) (cost $375,913,173) - See accompanying schedule		$422,774,235
Receivable for investments sold		1,173,026
Receivable for fund shares sold		179,721
Dividends receivable		316,639
Interest receivable		25,736
Other affiliated receivables		94
Other receivables		170,626
Total assets		424,640,077

Liabilities
Payable for investments purchased	$4,281,844
Payable for fund shares redeemed	335,322
Accrued management fee	239,917
Other affiliated payables	99,023
Other payables and accrued expenses	95,790
Collateral on securities loaned, at value	12,226,289
Total liabilities		17,278,185

Net Assets		$407,361,892
Net Assets consist of:
Paid in capital		$375,393,071
Undistributed net investment income		3,982,510
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(18,882,220)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		46,868,531
Net Assets, for 20,752,854 shares outstanding		$407,361,892
Net Asset Value, offering price and redemption price per share ($407,361,892 ÷ 20,752,854 shares)		$19.63

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$7,713,784
Interest		503,160
Security lending		383,519
		8,600,463
Less foreign taxes withheld		(903,918)
Total income		7,696,545

Expenses
Management fee Basic fee	$3,037,679
Performance adjustment	531,955
Transfer agent fees	1,029,983
Accounting and security lending fees	222,451
Non-interested trustees' compensation	2,560
Custodian fees and expenses	175,603
Registration fees	24,662
Audit	48,602
Legal	1,138
Miscellaneous	28,327
Total expenses before reductions	5,102,960
Expense reductions	(293,878)	4,809,082
Net investment income (loss)		2,887,463
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	67,648,131
Foreign currency transactions	31,399
Total net realized gain (loss)		67,679,530
Change in net unrealized appreciation (depreciation) on: Investment securities	(16,276,068)
Assets and liabilities in foreign currencies	(22,928)
Total change in net unrealized appreciation (depreciation)		(16,298,996)
Net gain (loss)		51,380,534
Net increase (decrease) in net assets resulting from operations		$54,267,997

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe Capital Appreciation
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,887,463	$3,602,232
Net realized gain (loss)	67,679,530	16,603,284
Change in net unrealized appreciation (depreciation)	(16,298,996)	68,101,071
Net increase (decrease) in net assets resulting from operations	54,267,997	88,306,587
Distributions to shareholders from net investment income	(4,908,750)	(5,760,355)
Share transactions Proceeds from sales of shares	89,528,778	48,361,547
Reinvestment of distributions	4,561,606	5,388,395
Cost of shares redeemed	(130,168,755)	(166,305,284)
Net increase (decrease) in net assets resulting from share transactions	(36,078,371)	(112,555,342)
Redemption fees	65,769	18,274
Total increase (decrease) in net assets	13,346,645	(29,990,836)

Net Assets
Beginning of period	394,015,247	424,006,083
End of period (including undistributed net investment income of $3,982,510 and undistributed net investment income of $3,962,064, respectively)	$407,361,892	$394,015,247
Other Information Shares
Sold	4,555,418	3,432,677
Issued in reinvestment of distributions	254,554	395,914
Redeemed	(6,880,267)	(11,609,649)
Net increase (decrease)	(2,070,295)	(7,781,058)

Financial Highlights

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$17.26	$13.85	$15.43	$19.58	$18.64
Income from Investment Operations
Net investment income (loss) C	.13F	.14	.19	.16	.14
Net realized and unrealized gain (loss)	2.46	3.46	(1.60)	(3.33)	1.39
Total from investment operations	2.59	3.60	(1.41)	(3.17)	1.53
Distributions from net investment income	(.22)	(.19)	(.17)	(.11)	(.13)
Distributions from net realized gain	-	-	-	(.87)	(.47)
Total distributions	(.22)	(.19)	(.17)	(.98)	(.60)
Redemption fees added to paid in capital C	- E	- E	- E	- E	.01
Net asset value, end of period	$19.63	$17.26	$13.85	$15.43	$19.58
Total Return A, B	15.13%	26.36%	(9.29)%	(16.97)%	8.19%
Ratios to Average Net Assets D
Expenses before expense reductions	1.22%	1.39%	1.37%	1.26%	1.09%
Expenses net of voluntary waivers, if any	1.22%	1.39%	1.37%	1.26%	1.09%
Expenses net of all reductions	1.15%	1.32%	1.32%	1.21%	1.04%
Net investment income (loss)	.69%F	.94%	1.18%	.90%	.68%
Supplemental Data
Net assets, end of period (000 omitted)	$407,362	$394,015	$424,006	$406,771	$643,150
Portfolio turnover rate	119%	184%	121%	67%	156%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E Amount represents less than $.01 per share. F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been .65%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity Japan Fund	4.03%	-7.24%	0.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Japan Fund on October 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the TOPIX did over the same period.

Annual Report

Japan

Management's Discussion of Fund Performance

Comments from Yoko Ishibashi, Portfolio Manager of Fidelity® Japan Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

For the 12 months ending October 31, 2004, the fund returned 4.03%, trailing the 8.84% return of the Tokyo Stock Exchange Stock Price Index (TOPIX) and the 6.54% return of the LipperSM Japanese Funds Average. Holdings in the electrical machinery, transportation equipment and chemical industries detracted from performance compared with the index. For example, JSR - a manufacturer of synthetic rubber, resins and electronic materials - was a significant detractor compared with the index, as concerns about the outlook for the liquid crystal display (LCD) market mounted. Convenience store chain Lawson also struggled. Although Lawson fully committed itself to a restructuring program, the pace of execution failed to meet investors' expectations, and the company also lowered its mid-year earnings target. On the positive side, two banks - Mizuho Financial Group and Sumitomo Mitsui Financial Group - topped the list of contributors in absolute terms and also did well compared with the index. During the first half of the period, the banking sector was one of the strongest performers, supported by receding credit costs and improving profitability.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Japan

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2004
Japan	98.7%
United States of America	1.3%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2004
Japan	97.7%
United States of America	2.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.7	97.7
Short-Term Investments and Net Other Assets	1.3	2.3
Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp. (Automobiles)	5.3	4.7
UFJ Holdings, Inc. (Commercial Banks)	4.3	5.4
Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	4.2	4.2
Mizuho Financial Group, Inc. (Commercial Banks)	3.6	5.8
Konica Minolta Holdings, Inc. (Office Electronics)	3.1	3.2
Casio Computer Co. Ltd. (Household Durables)	2.9	1.7
Nintendo Co. Ltd. (Software)	2.8	0.5
Ricoh Co. Ltd. (Office Electronics)	2.6	2.2
Koyo Seiko Co. Ltd. (Machinery)	2.5	2.1
Mitsubishi Heavy Industries Ltd. (Machinery)	2.3	0.0
	33.6
Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	32.2	28.6
Financials	17.5	20.5
Information Technology	16.1	17.2
Industrials	13.3	12.4
Materials	8.9	8.5
Energy	4.5	1.5
Health Care	4.4	4.9
Consumer Staples	1.8	3.3
Telecommunication Services	0.0	0.8

Annual Report

Japan

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 32.2%
Auto Components - 2.7%
Aisin Seiki Co. Ltd.	175,000	$3,927,103
Bridgestone Corp.	150,000	2,721,217
Exedy Corp.	213,500	3,608,934
NOK Corp.	73,400	2,233,174
Press Kogyo Co. Ltd. (a)(d)	555,000	2,076,629
Riken Corp.	232,000	905,334
Stanley Electric Co. Ltd. (d)	66,000	1,019,606
Toyoda Gosei Co. Ltd.	42,900	818,803
		17,310,800
Automobiles - 9.0%
Daihatsu Motor Co. Ltd.	1,255,000	9,367,884
Fuji Heavy Industries Ltd. (d)	288,000	1,401,427
Honda Motor Co. Ltd.	1,300	63,154
Mazda Motor Corp. (d)	3,710,000	11,007,134
Toyota Motor Corp.	887,700	34,438,316
Yamaha Motor Co. Ltd.	132,800	2,023,966
		58,301,881
Distributors - 0.3%
VT Holdings Co. Ltd. (d)	32,700	330,600
VT Holdings Co. Ltd. New (a)(d)	130,800	1,340,936
		1,671,536
Hotels, Restaurants & Leisure - 0.6%
Denny's Japan Co. Ltd.	7,400	131,310
H.I.S. Co. Ltd.	58,800	1,136,165
H.I.S. Co. Ltd. New (a)	25,650	484,717
Yoshinoya D&C Co. Ltd. (d)	1,506	2,390,589
		4,142,781
Household Durables - 6.9%
Casio Computer Co. Ltd. (d)	1,572,300	18,703,885
Matsushita Electric Industrial Co. Ltd.	853,000	12,377,030
Sekisui Chemical Co. Ltd.	1,504,000	9,578,079
Sony Corp.	1,500	52,275
Sumitomo Forestry Co. Ltd.	435,000	4,126,612
		44,837,881
Internet & Catalog Retail - 1.1%
Nissen Co. Ltd.	67,700	1,260,160
Rakuten, Inc. (d)	732	5,498,559
		6,758,719
Leisure Equipment & Products - 2.1%
Fuji Photo Film Co. Ltd.	295,700	10,114,178
Mizuno Corp.	433,000	1,648,783
Nidec Copal Corp. (d)	141,400	1,889,163
		13,652,124
Multiline Retail - 3.8%
Don Quijote Co. Ltd. (d)	167,800	10,083,696

	Shares	Value (Note 1)
Marui Co. Ltd.	108,200	$1,358,698
The Daimaru, Inc. (d)	1,798,000	13,387,102
		24,829,496
Specialty Retail - 3.6%
Autobacs Seven Co. Ltd. (d)	56,100	1,510,701
Fast Retailing Co. Ltd.	11,500	732,366
Homac Corp.	63,100	431,061
Nishimatsuya Chain Co. Ltd.	5,000	172,911
Otsuka Kagu Ltd. (d)	308,300	6,991,260
Toys R Us Japan Ltd. (d)	224,300	3,814,806
United Arrows Ltd.	29,000	675,438
Yamada Denki Co. Ltd.	249,100	8,849,776
		23,178,319
Textiles Apparel & Luxury Goods - 2.1%
Onward Kashiyama Co. Ltd.	912,000	11,891,718
Renown D'urban Holdings, Inc. (a)(d)	194,900	1,758,676
		13,650,394
TOTAL CONSUMER DISCRETIONARY		208,333,931
CONSUMER STAPLES - 1.8%
Food & Staples Retailing - 1.3%
Matsumotokiyoshi Co. Ltd. (d)	325,700	8,201,356
Food Products - 0.3%
Kibun Food Chemifa Co. Ltd. (d)	96,300	1,878,958
Household Products - 0.2%
Uni-Charm Corp.	25,800	1,306,638
TOTAL CONSUMER STAPLES		11,386,952
ENERGY - 4.5%
Oil & Gas - 4.5%
Nippon Mining Holdings, Inc.	3,064,500	14,593,546
Nippon Oil Corp.	2,321,000	14,759,134
		29,352,680
FINANCIALS - 17.5%
Capital Markets - 1.2%
Mitsubishi Securities Co. Ltd. (d)	858,000	7,985,355
Commercial Banks - 13.8%
Mitsui Trust Holdings, Inc.	146,000	1,005,660
Mizuho Financial Group, Inc.	5,921	22,881,740
Nishi-Nippon City Bank Ltd. (d)	1,625,200	7,232,666
Sumitomo Mitsui Financial Group, Inc. (d)	4,210	27,407,663
Tokyo Tomin Bank Ltd.	125,200	2,774,073
UFJ Holdings, Inc. (a)	6,013	27,952,908
		89,254,710
Consumer Finance - 0.6%
SFCG Co. Ltd.	18,610	3,917,710
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate - 1.9%
Mitsui Fudosan Co. Ltd.	458,000	$4,868,427
Sumitomo Realty & Development Co. Ltd.	678,000	7,463,221
		12,331,648
TOTAL FINANCIALS		113,489,423
HEALTH CARE - 4.4%
Health Care Equipment & Supplies - 0.0%
Hogy Medical Co.	4,100	168,130
Terumo Corp.	9,000	224,500
		392,630
Pharmaceuticals - 4.4%
Chugai Pharmaceutical Co. Ltd.	4,200	65,876
Fujisawa Pharmaceutical Co. Ltd.	213,300	5,582,662
Sankyo Co. Ltd.	491,200	10,210,611
Takeda Pharamaceutical Co. Ltd.	98,500	4,765,153
Yamanouchi Pharmaceutical Co. Ltd.	211,900	7,788,454
		28,412,756
TOTAL HEALTH CARE		28,805,386
INDUSTRIALS - 13.3%
Building Products - 2.3%
Asahi Glass Co. Ltd.	61,000	561,383
Daikin Industries Ltd.	259,200	6,318,666
Js Group Corp.	247,700	4,414,061
Toto Ltd.	380,000	3,410,970
		14,705,080
Commercial Services & Supplies - 1.3%
Diamond Lease Co. Ltd.	140,300	5,024,207
Riso Kyoiku Co. Ltd. (d)	2,141	1,136,904
Riso Kyoiku Co. Ltd. New (a)(d)	4,282	2,103,879
		8,264,990
Construction & Engineering - 0.5%
Kajima Corp.	838,000	3,167,194
Electrical Equipment - 0.0%
Fujikura Ltd.	15,000	66,046
Machinery - 7.5%
Hino Motors Ltd. (d)	1,644,000	10,966,731
Koyo Seiko Co. Ltd. (d)	1,408,000	15,911,258
Kubota Corp.	1,453,000	6,631,067
Mitsubishi Heavy Industries Ltd.	5,335,000	15,021,779
Nikkiso Co. Ltd.	36,000	180,281
		48,711,116
Marine - 0.4%
Mitsui O.S.K. Lines Ltd.	435,000	2,581,188

	Shares	Value (Note 1)
Road & Rail - 0.3%
East Japan Railway Co.	219	$1,152,577
Fukuyama Transporting Co. Ltd.	210,000	839,325
		1,991,902
Trading Companies & Distributors - 1.0%
Itochu Corp. (a)	1,439,000	6,200,066
Transportation Infrastructure - 0.0%
Kamigumi Co. Ltd.	45,000	319,743
TOTAL INDUSTRIALS		86,007,325
INFORMATION TECHNOLOGY - 16.1%
Communications Equipment - 0.4%
Japan Radio Co. Ltd. (a)(d)	660,000	2,587,991
Computers & Peripherals - 1.5%
Fujitsu Ltd.	1,684,000	10,040,195
Electronic Equipment & Instruments - 4.1%
Hoya Corp.	12,000	1,233,618
Murata Manufacturing Co. Ltd.	12,700	605,990
Nidec Corp.	23,400	2,538,215
Nippon Chemi-con Corp.	279,000	1,365,541
Nippon Electric Glass Co. Ltd.	456,000	10,189,824
Omron Corp.	7,600	172,703
Yokogawa Electric Corp.	806,000	10,524,798
		26,630,689
Office Electronics - 5.8%
Canon, Inc.	12,700	628,650
Konica Minolta Holdings, Inc.	1,521,000	20,321,198
Ricoh Co. Ltd.	889,000	16,631,738
		37,581,586
Semiconductors & Semiconductor Equipment - 1.5%
Rohm Co. Ltd.	9,000	925,214
Sanken Electric Co. Ltd.	726,000	8,492,351
		9,417,565
Software - 2.8%
Nintendo Co. Ltd.	160,400	18,126,177
TOTAL INFORMATION TECHNOLOGY		104,384,203
MATERIALS - 8.9%
Chemicals - 5.5%
JSR Corp.	19,500	355,232
Kaneka Corp.	197,000	2,056,834
Mitsubishi Gas Chemical Co., Inc.	1,612,000	6,914,990
Nissan Chemical Industries Co. Ltd.	413,000	3,359,881
Nitto Denko Corp.	28,100	1,335,503
Teijin Ltd.	3,839,000	14,944,659
Toray Industries, Inc.	1,381,000	6,459,064
		35,426,163
Containers & Packaging - 0.3%
Fuji Seal International, Inc.	45,700	1,964,709
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Metals & Mining - 3.1%
Nippon Steel Corp.	1,393,000	$3,264,175
Sumitomo Metal Industries Ltd.	9,274,000	11,216,252
Sumitomo Titanium Corp.	37,300	1,783,323
Toho Titanium Co. Ltd.	163,000	3,665,517
		19,929,267
TOTAL MATERIALS		57,320,139
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
KDDI Corp.	13	62,645
NTT DoCoMo, Inc.	5	8,835
NTT DoCoMo, Inc. (e)	28	49,473
		120,953
TOTAL COMMON STOCKS (Cost $609,354,185)		639,200,992
Money Market Funds - 14.7%

Fidelity Cash Central Fund, 1.79% (b)	1,527,099	1,527,099
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	93,173,088	93,173,088
TOTAL MONEY MARKET FUNDS (Cost $94,700,187)		94,700,187
TOTAL INVESTMENT PORTFOLIO - 113.4% (Cost $704,054,372)		733,901,179
NET OTHER ASSETS - (13.4)%		(86,448,257)
NET ASSETS - 100%		$647,452,922
Legend
(a)Non-income producing

(b)Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c)Includes investment made with cash collateral received from securities on loan.
(d)Security or a portion of the security is on loan at period end.

(e)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $49,473 or 0.0% of net assets.

Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $72,544,000 of which $60,133,000 and $12,411,000 will expire on October 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $88,264,212) (cost $704,054,372) - See accompanying schedule		$733,901,179
Receivable for investments sold		5,231,640
Receivable for fund shares sold		3,495,317
Dividends receivable		1,822,604
Interest receivable		9,024
Other affiliated receivables		8,084
Other receivables		123,293
Total assets		744,591,141

Liabilities
Payable for investments purchased	$2,667,228
Payable for fund shares redeemed	643,322
Accrued management fee	379,788
Other affiliated payables	160,394
Other payables and accrued expenses	114,399
Collateral on securities loaned, at value	93,173,088
Total liabilities		97,138,219

Net Assets		$647,452,922
Net Assets consist of:
Paid in capital		$691,330,645
Accumulated net investment loss		(826,233)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(72,975,057)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		29,923,567
Net Assets, for 55,651,737 shares outstanding		$647,452,922
Net Asset Value, offering price and redemption price per share ($647,452,922 ÷ 55,651,737 shares)		$11.63

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$5,144,768
Interest		95,823
Security lending		1,246,310
		6,486,901
Less foreign taxes withheld		(360,927)
Total income		6,125,974

Expenses
Management fee Basic fee	$4,450,371
Performance adjustment	(319,897)
Transfer agent fees	1,561,992
Accounting and security lending fees	323,062
Non-interested trustees' compensation	3,733
Custodian fees and expenses	246,347
Registration fees	44,237
Audit	54,325
Legal	2,144
Miscellaneous	31,322
Total expenses before reductions	6,397,636
Expense reductions	(2,096)	6,395,540
Net investment income (loss)		(269,566)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	78,634,703
Foreign currency transactions	(142,700)
Total net realized gain (loss)		78,492,003
Change in net unrealized appreciation (depreciation) on: Investment securities	(67,374,778)
Assets and liabilities in foreign currencies	41,294
Total change in net unrealized appreciation (depreciation)		(67,333,484)
Net gain (loss)		11,158,519
Net increase (decrease) in net assets resulting from operations		$10,888,953

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(269,566)	$(149,235)
Net realized gain (loss)	78,492,003	(11,585,942)
Change in net unrealized appreciation (depreciation)	(67,333,484)	138,486,482
Net increase (decrease) in net assets resulting from operations	10,888,953	126,751,305
Distributions to shareholders from net investment income	(461,710)	-
Share transactions Proceeds from sales of shares	285,965,451	217,644,017
Reinvestment of distributions	397,157	-
Cost of shares redeemed	(179,346,914)	(98,660,885)
Net increase (decrease) in net assets resulting from share transactions	107,015,694	118,983,132
Redemption fees	658,140	324,669
Total increase (decrease) in net assets	118,101,077	246,059,106

Net Assets
Beginning of period	529,351,845	283,292,739
End of period (including accumulated net investment loss of $826,233 and accumulated net investment loss of $121,904, respectively)	$647,452,922	$529,351,845
Other Information Shares
Sold	23,920,101	23,290,337
Issued in reinvestment of distributions	35,942	-
Redeemed	(15,630,288)	(10,323,638)
Net increase (decrease)	8,325,755	12,966,699

Financial Highlights

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$11.19	$8.25	$9.67	$20.43	$21.77
Income from Investment Operations
Net investment income (loss) C	(.01)	- E	(.07)	(.07)	(.14)
Net realized and unrealized gain (loss)	.45	2.93	(1.37)	(6.64)	(.81)
Total from investment operations	.44	2.93	(1.44)	(6.71)	(.95)
Distributions from net investment income	(.01)	-	-	-	(.30)
Distributions in excess of net investment income	-	-	-	-	(.16)
Distributions from net realized gain	-	-	-	(4.07)	-
Total distributions	(.01)	-	-	(4.07)	(.46)
Redemption fees added to paid in capital C	.01	.01	.02	.02	.07
Net asset value, end of period	$11.63	$11.19	$8.25	$9.67	$20.43
Total Return A, B	4.03%	35.64%	(14.68)%	(40.35)%	(4.35)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.04%	1.03%	1.50%	1.42%	1.17%
Expenses net of voluntary waivers, if any	1.04%	1.03%	1.50%	1.42%	1.17%
Expenses net of all reductions	1.04%	1.03%	1.50%	1.40%	1.16%
Net investment income (loss)	(.04)%	(.04)%	(.77)%	(.57)%	(.58)%
Supplemental Data
Net assets, end of period (000 omitted)	$647,453	$529,352	$283,293	$322,936	$623,950
Portfolio turnover rate	99%	86%	66%	75%	124%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan Smaller Companies

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Life of fundA
Fidelity Japan Smaller Companies Fund	12.12%	-2.97%	6.61%

A From November 1, 1995

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Japan Smaller Companies Fund on November 1, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Russell/Nomura Small Cap Index did over the same period.

Annual Report

Japan Smaller Companies

Management's Discussion of Fund Performance

Comments from Kenichi Mizushita, Portfolio Manager of Fidelity® Japan Smaller Companies Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

For the 12-month period ending October 31, 2004, the fund returned 12.12%. By comparison, the Russell/Nomura Small CapTM Index was up 15.81% and the LipperSM Japanese Funds Average rose 6.54%. The fund's underperformance versus its benchmark was due largely to unrewarding stock selection in the technology sector. I suspect its outperformance of its peer average reflected its bias toward small-cap stocks, which outperformed both the large-cap-oriented Lipper peer group and the broader market. Holdings contributing to performance included Matsushita Electric Works Information Systems, which provides systems solutions and packaged software. The company benefited from growing demand for enterprise resource planning and procurement systems from the manufacturing sector. I sold the stock to lock in profits. Telewave, which sells telephones and fax machines, also helped. The company's business model successfully targeted a niche market and generated stable cash flow. On the downside, Toyoda Gosei, a producer of light-emitting diodes for display panels for cellular phones and digital cameras, suffered from a deterioration in the pricing environment. NOK, the world's leading maker of oil seals for automobiles, also detracted. After diversifying into the production of flexible printed circuit boards used in digital cameras and cellular phones, NOK's share price fell as concerns about downward inventory adjustments made by mobile phone makers triggered a sell-off.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Japan Smaller Companies

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2004
Japan	94.9%
United States of America	5.1%
Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2004
Japan	91.7%
United States of America	8.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	94.9	91.7
Short-Term Investments and Net Other Assets	5.1	8.3
Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
USS Co. Ltd. (Specialty Retail)	3.5	3.7
NOK Corp. (Auto Components)	2.6	3.4
Hikari Tsushin, Inc. (Specialty Retail)	2.3	0.0
Nexus Co. Ltd. (Wireless Telecommunication Services)	2.3	0.0
Nippon Electric Glass Co. Ltd. (Electronic Equipment & Instruments)	1.9	1.8
Tokyo Steel Manufacturing Co. Ltd. (Metals & Mining)	1.9	1.8
Sammy NetWorks Co. Ltd. (Wireless Telecommunication Services)	1.8	0.0
Reins International, Inc. (Hotels, Restaurants & Leisure)	1.7	2.4
Koyo Seiko Co. Ltd. (Machinery)	1.6	0.3
Nishimatsuya Chain Co. Ltd. (Specialty Retail)	1.6	1.7
	21.2
Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	22.8	27.1
Industrials	20.9	15.8
Information Technology	20.2	24.5
Materials	12.6	12.2
Financials	7.7	7.2
Telecommunication Services	4.3	0.2
Health Care	3.8	3.4
Consumer Staples	1.8	1.1
Energy	0.8	0.2

Annual Report

Japan Smaller Companies

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 94.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 22.8%
Auto Components - 5.1%
Alpha Corp.	12,400	$480,370
Fine Sinter Co. Ltd.	465,000	1,476,260
Fuji Kiko Co. Ltd.	1,664,000	7,546,842
Imasen Electric Industrial Co. Ltd.	109,700	904,881
NHK Spring Co. Ltd. (c)	1,683,000	11,640,346
Nissin Kogyo Co. Ltd.	104,600	3,083,592
Nittan Valve Co. Ltd.	57,000	333,916
NOK Corp.	1,106,600	33,667,992
Pacific Industrial Co. Ltd. (c)	293,000	1,445,136
Suncall Corp.	195,000	1,022,582
Teikoku Piston Ring Co. Ltd. (c)	272,000	2,408,126
Unipres Corp.	99,300	786,256
		64,796,299
Automobiles - 0.5%
Yamaha Motor Co. Ltd.	401,700	6,122,191
Distributors - 0.4%
Crymson Co. Ltd.	1,107	2,614,919
Nippi, Inc.	8,000	39,231
Ohashi Technica, Inc. (c)	97,700	2,003,203
		4,657,353
Hotels, Restaurants & Leisure - 2.6%
H.I.S. Co. Ltd. (c)	349,900	6,760,953
H.I.S. Co. Ltd. New (a)	174,950	3,306,090
Kazokutei Co. Ltd.	94,000	419,219
Kyoritsu Maintenance Co. Ltd. (c)	31,800	671,545
Reins International, Inc. (c)	5,515	21,625,407
		32,783,214
Household Durables - 0.6%
Funai Electric Co. Ltd.	21,000	2,750,130
Japan General Estate Co. Ltd. (c)	283,900	2,956,090
Sanko Soflan Co., Inc.	450,000	2,287,523
		7,993,743
Internet & Catalog Retail - 0.6%
Nissen Co. Ltd.	169,300	3,151,330
Prime Network, Inc.	2,154	2,320,178
Rakuten, Inc. (c)	376	2,824,396
		8,295,904
Leisure Equipment & Products - 0.6%
Asahi Co. Ltd. (a)	600	22,677
Endo Manufacturing Co. Ltd.	384,000	2,031,842
Kimoto Co. Ltd.	200,000	2,078,707
Nidec Copal Corp. (c)	224,400	2,998,078
Pentax Corp. (c)	80,000	263,051
		7,394,355
Media - 0.6%
Cyber Agent Ltd. New (a)	17	49,473

	Shares	Value (Note 1)
SKY Perfect Communications, Inc.	1,958	$2,386,564
Usen Corp. (a)(c)	304,995	5,850,048
		8,286,085
Multiline Retail - 0.7%
Don Quijote Co. Ltd. (c)	140,600	8,449,152
Specialty Retail - 10.7%
Arc Land Sakamoto Co. Ltd.	644,500	8,702,135
Culture Convenience Club Co. Ltd. (c)	989,400	12,340,039
Hikari Tsushin, Inc. (c)	485,600	29,089,658
Ninety-Nine Plus, Inc.	453	8,004,063
Nishimatsuya Chain Co. Ltd.	586,000	20,265,129
Pal Co. Ltd. (c)	139,100	2,499,818
Top Culture Co. Ltd.	424,200	2,597,266
USS Co. Ltd.	547,630	44,344,395
Yamada Denki Co. Ltd.	251,000	8,917,277
		136,759,780
Textiles Apparel & Luxury Goods - 0.4%
Fuji Spinning Co. Ltd. (a)	2,287,000	2,895,621
Seiren Co. Ltd. (c)	198,000	1,440,544
Workman Co. Ltd.	72,000	1,503,472
		5,839,637
TOTAL CONSUMER DISCRETIONARY		291,377,713
CONSUMER STAPLES - 1.8%
Food & Staples Retailing - 0.7%
Frente Co. Ltd.	77,600	3,534,105
Kraft, Inc.	142,000	2,160,155
Plant Co. Ltd.	222,300	3,045,637
		8,739,897
Food Products - 0.7%
Kameda Seika Co. Ltd.	56,000	476,742
Kibun Food Chemifa Co. Ltd. (c)	234,000	4,565,692
Nippon Suisan Kaisha Co. Ltd.	494,000	1,572,996
Pickles Corp.	216,000	826,570
Warabeya Nichiyo Co. Ltd.	120,000	2,153,163
		9,595,163
Household Products - 0.2%
Pigeon Corp.	164,400	2,494,698
Personal Products - 0.2%
Fancl Corp.	80,000	2,947,985
TOTAL CONSUMER STAPLES		23,777,743
ENERGY - 0.8%
Oil & Gas - 0.8%
Itochu Enex Co. Ltd.	200,000	1,230,217
Nippon Mining Holdings, Inc.	2,000,000	9,524,259
		10,754,476
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - 7.7%
Capital Markets - 2.0%
Kobayashi Yoko Co. Ltd.	37,400	$742,098
Matsui Securities Co. Ltd. (c)	263,400	6,993,471
Mitsubishi Securities Co. Ltd. (c)	1,172,000	10,907,734
Okato Shoji Co. Ltd.	49,000	263,901
SMBC Friend Securities Co. Ltd.	1,080,500	6,850,432
		25,757,636
Commercial Banks - 3.4%
Bank of Yokohama Ltd.	2,133,000	12,777,644
Chiba Bank Ltd.	832,000	5,353,541
Mitsui Trust Holdings, Inc.	2,287,000	15,753,040
Nishi-Nippon City Bank Ltd.	2,205,000	9,812,963
		43,697,188
Consumer Finance - 0.6%
SFCG Co. Ltd.	16,650	3,505,098
STB Leasing Co. Ltd. (c)	202,800	4,273,104
		7,778,202
Diversified Financial Services - 0.1%
ACE Koeki Co. Ltd.	74,000	393,650
Yutaka Shoji Co. Ltd.	50,000	314,168
		707,818
Real Estate - 1.6%
Apamanshop Co. Ltd. (c)	5,215	3,882,856
Apamanshop Co. Ltd. New (a)(c)	5,215	3,882,856
Diamond City Co. Ltd. (c)	237,000	6,594,841
Kennedy-Wilson Japan Co. Ltd. (a)(c)	394	1,541,229
Relo Holdings Corp.	187,100	4,242,831
		20,144,613
TOTAL FINANCIALS		98,085,457
HEALTH CARE - 3.8%
Health Care Equipment & Supplies - 2.0%
A&T Corp.	100,000	542,354
Asahi Intecc Co. Ltd.	48,300	1,747,900
Hogy Medical Co. (c)	396,300	16,251,164
Japan Medical Dynamic Marketing, Inc. (c)	266,300	2,742,637
Nakanishi, Inc.	65,200	4,324,694
		25,608,749
Health Care Providers & Services - 0.2%
AS One Corp.	12,900	374,196
Hoshiiryou Sanki Co. Ltd.	78,000	1,473,993
		1,848,189
Pharmaceuticals - 1.6%
Fuji Pharmaceutical Co. Ltd.	220,000	2,743,894

	Shares	Value (Note 1)
Nihon Chouzai Co. Ltd. (a)	236,200	$9,373,459
Sawai Pharmaceutical Co. Ltd. (c)	285,700	8,530,373
		20,647,726
TOTAL HEALTH CARE		48,104,664
INDUSTRIALS - 20.9%
Air Freight & Logistics - 1.0%
Kintetsu World Express, Inc. (c)	330,000	6,282,893
Yusen Air & Sea Service Co. Ltd.	199,500	6,691,784
		12,974,677
Commercial Services & Supplies - 4.4%
AJIS Co. Ltd.	33,500	553,928
ARRK Corp.	363,600	13,536,014
Diamond Lease Co. Ltd.	84,800	3,036,727
Fullcast Co. Ltd.	1,117	2,311,362
Human Holdings Co. Ltd. (a)	11	42,614
IBJ Leasing Co. Ltd. (a)	404,300	5,997,553
Ichinen Co. Ltd.	98,500	744,555
Intelligence Ltd. (c)	1,821	1,806,633
Nisca Corp.	100,000	2,456,654
Okamura Corp.	374,000	2,639,751
Secom Techno Service Co. Ltd. (c)	50,000	1,771,626
Studio Alice Co. Ltd.	506,600	10,506,798
Sumisho Lease Co. Ltd.	155,200	6,012,378
Take & Give Needs Co. Ltd. New (a)(c)	3,483	3,488,430
Toppan Printing Co. Ltd.	97,000	938,518
		55,843,541
Construction & Engineering - 1.4%
Token Corp.	400,000	17,914,678
Electrical Equipment - 2.2%
Chiyoda Integre Co. Ltd. (d)	801,960	14,601,757
Endo Lighting Corp.	294,000	1,972,315
Fujikura Ltd.	1,829,000	8,053,234
Iwabuchi Corp.	250,000	1,414,938
Sansha Electric Manufacturing Co. Ltd.	205,000	1,359,758
Toyo Electric Manufacturing Co. Ltd.	321,000	982,699
		28,384,701
Machinery - 7.7%
Harmonic Drive Systems, Inc. (c)	130	859,829
Ihara Science Corp.	66,000	548,779
Kitz Corp. (c)	2,220,000	12,774,413
Koyo Seiko Co. Ltd. (c)	1,865,000	21,075,636
Kubota Corp.	2,155,000	9,834,790
Nihon Trim Co. Ltd. (c)	93,200	6,437,303
Nitta Corp.	800,000	11,595,408
NTN Corp. (c)	3,571,000	18,793,849
Obara Corp.	67,100	1,445,533
Oiles Corp.	37,700	831,762
OSG Corp. Co. Ltd.	77,600	542,580
Shicoh Engineering Co. Ltd. (a)(c)	82	2,595,550
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
Tadano Ltd.	500,000	$2,437,757
THK Co. Ltd. (c)	508,000	8,841,461
		98,614,650
Marine - 0.8%
Mitsui O.S.K. Lines Ltd.	1,608,000	9,541,494
Road & Rail - 0.9%
Hamakyorex Co. Ltd.	345,000	11,409,269
Trading Companies & Distributors - 2.5%
Hanwa Co. Ltd.	4,384,000	17,314,801
JFE Shoji Holdings, Inc. (a)(c)	3,000,000	14,598,195
Shinwa Co. Ltd.	27,240	401,516
		32,314,512
TOTAL INDUSTRIALS		266,997,522
INFORMATION TECHNOLOGY - 20.2%
Communications Equipment - 0.7%
Japan Radio Co. Ltd. (a)(c)	167,000	654,840
Tamura Taiko Holdings, Inc. (a)	1,548,000	7,591,175
		8,246,015
Computers & Peripherals - 0.9%
Meiko Electronics Co. Ltd. (c)	505,900	11,519,998
Electronic Equipment & Instruments - 9.3%
A&D Co. Ltd.	147,000	1,444,513
Arisawa Manufacturing Co. Ltd.	306,300	13,312,987
CMK Corp. (c)	580,000	7,666,840
EM Systems Co. Ltd.	227,000	1,737,327
Enplas Corp. (c)	210,100	6,094,458
Excel Co. Ltd.	251,400	3,634,355
Honda Tsushin Kogyo Co. Ltd. (a)	390,300	1,766,464
Ibiden Co. Ltd. (c)	200,000	3,085,936
Iriso Electronics Co. Ltd. (c)	12,600	202,391
KAGA ELECTRONICS Co. Ltd. (c)	1,001,600	16,940,180
Nagano Keiki Co. Ltd.	322,300	5,359,739
Nippon Chemi-con Corp. (c)	943,000	4,615,430
Nippon Electric Glass Co. Ltd.	1,089,000	24,334,908
Okamoto Glass Co. Ltd. (c)	219,000	1,872,679
Shibaura Electronics Co. Ltd.	134,500	1,023,031
Showa Shinku Co. Ltd.	27,600	224,274
Siix Corp.	277,600	4,944,262
Sunx Ltd. (c)	410,300	7,168,183
Tietech Co. Ltd.	327,000	2,663,334
Tosei Engineering Corp.	149,700	1,913,772
Yokogawa Electric Corp.	727,000	9,493,211
		119,498,274
Internet Software & Services - 1.0%
eAccess Ltd. (c)	4,860	4,321,122
For-side.com Co. Ltd. (c)	450	335,900

	Shares	Value (Note 1)
Image One Co. Ltd. (a)	1	$1,899
Telewave, Inc. (c)	1,174	8,574,687
		13,233,608
IT Services - 2.1%
Faith, Inc. (c)	5,916	16,210,516
Future System Consulting Corp. (c)	2,471	4,973,052
NEC Soft Ltd. (c)	125,300	3,113,705
Otsuka Corp.	50,300	2,732,792
		27,030,065
Office Electronics - 2.3%
Canon Fintech, Inc.	800,000	14,097,416
Konica Minolta Holdings, Inc.	599,500	8,009,571
Riso Kagaku Corp.	171,000	7,012,236
		29,119,223
Semiconductors & Semiconductor Equipment - 1.1%
AOI Electronics Co. Ltd.	91,500	1,305,476
Sanken Electric Co. Ltd.	333,000	3,895,252
Shinko Electric Industries Co.Ltd.	308,000	8,905,182
Techno Quartz, Inc.	39,000	219,256
		14,325,166
Software - 2.8%
Core Corp.	59,200	1,118,723
Dwango Co. Ltd. New (a)(c)	1,188	6,286,011
Intelligent Wave, Inc.	1,368	2,262,012
Konami Computer Tokyo, Inc.	236,500	4,715,028
Nihon Falcom Corp.	301	844,683
VIC Tokai Corp.	614,700	3,879,809
Works Applications Co. Ltd. (a)(c)	5,487	16,953,267
		36,059,533
TOTAL INFORMATION TECHNOLOGY		259,031,882
MATERIALS - 12.6%
Chemicals - 5.1%
Asahi Denka Co. Ltd. (c)	664,000	5,859,838
C. Uyemura & Co. Ltd. (c)	337,000	10,030,236
Harima Chemicals, Inc.	277,000	1,782,369
JSP Corp.	532,700	5,536,637
Lintec Corp. (c)	950,900	12,947,011
Nanbu Plastics Co. Ltd.	2,000	26,078
Nifco, Inc.	547,100	8,028,028
Nihon Micro Coating Co. Ltd. (a)	83,200	904,049
Nippon Chemical Industrial Co. Ltd. (c)	1,610,000	5,719,847
Nissan Chemical Industries Co. Ltd.	335,000	2,725,327
NOF Corp.	388,000	1,341,787
Osaka Organic Chemical Industry Ltd.	260,400	3,776,766
Soken Chemical & Engineer Co. Ltd. (c)	97,400	1,555,308
T&K Toka Co. Ltd.	7,900	155,261
Taiyo Kagaku	228,900	4,541,881
		64,930,423
Containers & Packaging - 0.9%
FP Corp.	19,800	366,684
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Containers & Packaging - continued
Fuji Seal International, Inc.	226,400	$9,733,264
Sun A Kaken Co. Ltd.	102,000	1,040,865
		11,140,813
Metals & Mining - 6.4%
Godo Steel Ltd. (c)	1,805,000	6,651,391
Hitachi Metals Ltd.	20,000	105,447
Kobe Steel Ltd.	14,038,000	19,630,784
Neturen Co. Ltd. (c)	327,000	2,057,750
Sumitomo Metal Mining Co. Ltd.	1,641,000	11,086,266
Sumitomo Titanium Corp.	150,100	7,176,322
Toho Titanium Co. Ltd. (c)	310,000	6,971,229
Tokyo Steel Manufacturing Co. Ltd. (c)	1,509,000	23,839,448
Tokyo Tekko Co. Ltd. (a)(c)	1,095,000	3,921,245
Yamato Kogyo Co. Ltd.	70,000	908,773
		82,348,655
Paper & Forest Products - 0.2%
Hivic Co. Ltd.	11,500	184,722
Kokusai Chart Corp.	204,400	2,684,518
		2,869,240
TOTAL MATERIALS		161,289,131
TELECOMMUNICATION SERVICES - 4.3%
Wireless Telecommunication Services - 4.3%
Mitsui & Associates Telepark Corp.	1,004	3,102,074
Nexus Co. Ltd. (c)	5,000	28,818,443
Sammy NetWorks Co. Ltd. (a)	621	23,118,439
		55,038,956
TOTAL COMMON STOCKS (Cost $979,692,632)		1,214,457,544
Money Market Funds - 21.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.79% (b)	49,284,828	$49,284,828
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(e)	229,127,631	229,127,631
TOTAL MONEY MARKET FUNDS (Cost $278,412,459)		278,412,459
TOTAL INVESTMENT PORTFOLIO - 116.7% (Cost $1,258,105,091)	1,492,870,003
NET OTHER ASSETS - (16.7)%	(213,778,679)
NET ASSETS - 100%	$1,279,091,324
Legend
(a)Non-income producing

(b)Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c)Security or a portion of the security is on loan at period end.
(d)Affiliated company
(e)Includes investment made with cash collateral received from securities on loan.
Other Information

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Chiyoda Integre Co. Ltd.	$18,936,810	$271,544	$668,055	$171,205	$14,601,757
Nihon Aim Co. Ltd.	-	5,274,830	8,520,269	24,522	-
Reins International, Inc.	24,595,233	6,585,515	4,662,500	130,092	-
Telewave, Inc.	6,267,782	10,280,943	17,769,399	28,201	-
Total	$49,799,825	$22,412,832	$31,620,223	$354,020	$14,601,757
Income Tax Information
The fund hereby designates approximately $1,112,00 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan Smaller Companies

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $217,561,904) (cost $1,258,105,091) - See accompanying schedule		$1,492,870,003
Receivable for investments sold		18,817,579
Receivable for fund shares sold		646,519
Dividends receivable		2,972,465
Interest receivable		56,487
Other affiliated receivables		47,675
Other receivables		415,326
Total assets		1,515,826,054

Liabilities
Payable to custodian bank	$2,060,911
Payable for investments purchased	2,279,647
Payable for fund shares redeemed	2,083,976
Accrued management fee	790,943
Other affiliated payables	273,004
Other payables and accrued expenses	118,618
Collateral on securities loaned, at value	229,127,631
Total liabilities		236,734,730

Net Assets		$1,279,091,324
Net Assets consist of:
Paid in capital		$1,040,419,655
Undistributed net investment income		832,961
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,915,945
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		234,922,763
Net Assets, for 110,431,789 shares outstanding		$1,279,091,324
Net Asset Value, offering price and redemption price per share ($1,279,091,324 ÷ 110,431,789 shares)		$11.58

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends (including $354,020 received from affiliated issuers)		$8,605,165
Interest		865,859
Security lending		4,582,712
		14,053,736
Less foreign taxes withheld		(601,916)
Total income		13,451,820

Expenses
Management fee	$8,529,138
Transfer agent fees	2,428,169
Accounting and security lending fees	576,583
Non-interested trustees' compensation	6,643
Custodian fees and expenses	427,747
Registration fees	123,524
Audit	47,921
Legal	3,749
Miscellaneous	55,586
Total expenses before reductions	12,199,060
Expense reductions	(904)	12,198,156
Net investment income (loss)		1,253,664
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $10,566,358 from affiliated issuers)	77,453,391
Foreign currency transactions	200,613
Total net realized gain (loss)		77,654,004
Change in net unrealized appreciation (depreciation) on: Investment securities	(20,534,239)
Assets and liabilities in foreign currencies	138,708
Total change in net unrealized appreciation (depreciation)		(20,395,531)
Net gain (loss)		57,258,473
Net increase (decrease) in net assets resulting from operations		$58,512,137

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan Smaller Companies
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,253,664	$839,613
Net realized gain (loss)	77,654,004	18,670,060
Change in net unrealized appreciation (depreciation)	(20,395,531)	240,994,799
Net increase (decrease) in net assets resulting from operations	58,512,137	260,504,472
Distributions to shareholders from net investment income	(1,684,858)	-
Share transactions Proceeds from sales of shares	1,097,920,415	429,276,957
Reinvestment of distributions	1,313,116	-
Cost of shares redeemed	(812,920,279)	(167,399,388)
Net increase (decrease) in net assets resulting from share transactions	286,313,252	261,877,569
Redemption fees	4,222,862	735,185
Total increase (decrease) in net assets	347,363,393	523,117,226

Net Assets
Beginning of period	931,727,931	408,610,705
End of period (including undistributed net investment income of $832,961 and undistributed net investment income of $1,029,068, respectively)	$1,279,091,324	$931,727,931
Other Information Shares
Sold	94,304,368	50,915,768
Issued in reinvestment of distributions	136,641	-
Redeemed	(74,002,513)	(23,613,194)
Net increase (decrease)	20,438,496	27,302,574

Financial Highlights

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$10.35	$6.52	$6.97	$14.25	$20.56
Income from Investment Operations
Net investment income (loss) C	.01	.01	- E	(.03)	(.12)
Net realized and unrealized gain (loss)	1.20	3.81	(.47)	(2.80)	(6.13)
Total from investment operations	1.21	3.82	(.47)	(2.83)	(6.25)
Distributions from net investment income	(.02)	-	-	-	-
Distributions in excess of net investment income	-	-	-	-	(.15)
Distributions from net realized gain	-	-	-	(4.46)	-
Total distributions	(.02)	-	-	(4.46)	(.15)
Redemption fees added to paid in capital C	.04	.01	.02	.01	.09
Net asset value, end of period	$11.58	$10.35	$6.52	$6.97	$14.25
Total Return A, B	12.12%	58.74%	(6.46)%	(25.96)%	(30.24)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.04%	1.12%	1.19%	1.21%	1.07%
Expenses net of voluntary waivers, if any	1.04%	1.12%	1.19%	1.21%	1.07%
Expenses net of all reductions	1.04%	1.12%	1.19%	1.19%	1.06%
Net investment income (loss)	.11%	.19%	(.06)%	(.40)%	(.57)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,279,091	$931,728	$408,611	$339,130	$559,577
Portfolio turnover rate	57%	43%	50%	52%	39%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Latin America

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity Latin America Fund	37.47%	9.57%	2.50%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Latin America Fund on October 31, 1994. The chart shows how the value of your investment would have changed, and also shows how the MSCI EM - Latin America Index performed over the same period.

Annual Report

Latin America

Management's Discussion of Fund Performance

Comments from Claudio Brocado, Portfolio Manager of Fidelity® Latin America Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

For the 12-month period that ended October 31, 2004, the fund returned 37.47%, outperforming both the Morgan Stanley Capital International Emerging Markets - Latin America Index and the LipperSM Latin American Funds Average, which gained 36.86% and 34.21%, respectively. It was a generally favorable environment for investing in Latin American stocks. Valuations continued to be extremely attractive, and earnings growth was robust. Favorable stock selection - especially in the raw materials area, a very important sector in the region's economy - was the biggest factor in the fund's outperformance. The two biggest contributors to performance relative to the index were Usiminas and Caemi Mineracao, both Brazilian materials companies. Hylsamex, Mexico's leading steel company, also contributed nicely to performance. Valuations for telecommunication services companies were under pressure during the period, hurting such stocks as Brazil's Telebras and Telefonos de Mexico.

Note to shareholders: Fidelity Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2004, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Latin America

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2004
Brazil	50.4%
Mexico	38.2%
United States of America	3.2%
Chile	2.9%
Peru	1.9%
Luxembourg	1.8%
Argentina	1.1%
United Kingdom	0.5%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2004
Brazil	46.1%
Mexico	44.0%
Chile	2.4%
United States of America	2.3%
Peru	1.4%
Argentina	1.4%
Luxembourg	1.0%
Venezuela	0.7%
United Kingdom	0.4%
Other	0.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.8	99.3
Short-Term Investments and Net Other Assets	3.2	0.7
Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
America Movil SA de CV sponsored ADR (Mexico, Wireless Telecommunication Services)	10.6	10.9
Petroleo Brasileiro SA Petrobras (Brazil, Oil & Gas)	9.1	9.6
Telefonos de Mexico SA de CV sponsored ADR (Mexico, Diversified Telecommunication Services)	7.8	10.2
Grupo Televisa SA de CV sponsored ADR (Mexico, Media)	4.4	4.5
Cemex SA de CV sponsored ADR (Mexico, Construction Materials)	3.8	5.4
Banco Itau Holding Financeira SA (PN) (Brazil, Commercial Banks)	3.7	2.9
Companhia Vale do Rio Doce (PN-A) (Brazil, Metals & Mining)	3.3	2.6
Wal-Mart de Mexico SA de CV Series V (Mexico, Food & Staples Retailing)	3.2	4.0
Companhia de Bebidas das Americas (AmBev) sponsored ADR (Brazil, Beverages)	3.1	1.7
Fomento Economico Mexicano SA de CV sponsored ADR (Mexico, Beverages)	2.8	3.6
	51.8
Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Materials	25.1	21.3
Telecommunication Services	22.8	30.3
Energy	13.0	14.3
Consumer Staples	12.4	12.5
Financials	10.4	8.3
Consumer Discretionary	6.1	5.8
Utilities	5.2	4.0
Industrials	1.8	2.8

Annual Report

Latin America

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value (Note 1)
Argentina - 1.1%
Inversiones y Representaciones SA sponsored GDR (a)	23,700	$225,387
Petrobras Energia Participaciones SA sponsored ADR (a)	174,654	1,982,323
Telecom Argentina SA sponsored ADR (a)	169,500	1,803,480
TOTAL ARGENTINA		4,011,190
Brazil - 50.0%
Aracruz Celulose SA sponsored ADR	96,800	3,260,224
Banco Bradesco SA:
(PN)	96,829	5,848,516
sponsored ADR	64,850	3,947,420
Banco do Brasil SA	183,600	1,836,482
Banco Itau Holding Financeira SA:
(PN)	106,604	12,881,588
sponsored ADR	6,600	399,300
Braskem SA Series A (a)	103,900,000	3,815,511
Caemi Mineracao E Metalurgia SA (PN) (a)	12,791,200	7,649,891
Centrais Electricas Brasileiras (Electrobras) SA (PN-B)	357,530,200	5,300,588
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	57,900	1,378,020
Companhia de Bebidas das Americas (AmBev) sponsored ADR	443,226	10,992,005
Companhia Energetica Minas Gerais (CEMIG) (PN)	213,733,654	4,933,609
Companhia Paranaense de Energia-Copel sponsored ADR	196,000	701,680
Companhia Vale do Rio Doce:
(PN-A)	204,000	3,695,794
sponsored:
ADR	382,600	8,095,816
ADR (non-vtg.)	429,100	7,809,620
Compania de Saneamento Basico do Estado de Sao Paulo (SABESP) ADR	177,300	1,781,865
Embraer - Empresa Brasileira de Aeronautica SA	80,100	389,119
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	224,043	5,946,101
Empresa Nacional de Comercio Redito e Participacoes SA (PN) (a)	11,465,310	43,908
Gerdau SA sponsored ADR (d)	337,620	4,983,271
Grendene SA	130,000	1,575,413
Natura Cosmeticos SA	122,700	2,488,974
Petroleo Brasileiro SA Petrobras:
(PN)	306,570	10,014,388
sponsored:
ADR	171,900	6,104,169
ADR (non-vtg.)	689,900	22,490,740
Sadia SA	965,200	1,745,242
Siderurgica Nacional Compania ADR	364,100	5,370,475
Suzano Bahia Sul Papel e Celulose SA	301,901	1,280,776

	Shares	Value (Note 1)
Tele Centro Oeste Celular Participacoes SA ADR (a)	67,088	$618,551
Tele Leste Celular Participacoes SA sponsored ADR (a)	2,047	23,438
Tele Norte Leste Participacoes SA ADR	498,400	6,519,072
Telebras sponsored ADR	178,000	4,692,080
TIM Participacoes SA sponsored ADR	16,484	233,908
Uniao de Bancos Brasileiros SA (Unibanco) GDR (d)	232,900	6,160,205
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)	653,300	9,882,041
Votorantim Celulose e Papel SA:
(PN)	16,513,199	1,142,944
sponsored ADR	74,700	2,580,885
TOTAL BRAZIL		178,613,629
Chile - 2.9%
Banco Santander Chile sponsored ADR	89,428	2,500,407
CorpBanca SA sponsored ADR (e)	52,200	1,383,488
Empresa Nacional de Electricidad SA sponsored ADR	105,200	1,756,840
Enersis SA sponsored ADR	504,400	3,813,264
Vina Concha y Toro SA sponsored ADR	14,900	954,345
TOTAL CHILE		10,408,344
Luxembourg - 1.8%
Millicom International Cellular SA (a)	24,600	488,802
Tenaris SA sponsored ADR	133,069	5,957,499
TOTAL LUXEMBOURG		6,446,301
Mexico - 38.2%
America Movil SA de CV sponsored ADR	862,700	37,958,801
Cemex SA de CV sponsored ADR	466,773	13,527,082
Consorcio ARA SA de CV (a)	577,900	1,545,040
Fomento Economico Mexicano SA de CV sponsored ADR	226,600	9,993,060
Grupo Bimbo SA de CV Series A	451,000	1,015,815
Grupo Financiero Inbursa SA de CV Series O	1,283,700	2,145,990
Grupo Mexico SA de CV Series B (a)	829,200	3,424,878
Grupo Modelo SA de CV Series C	1,686,800	4,322,617
Grupo Televisa SA de CV sponsored ADR	286,900	15,779,500
Hylsamex SA de CV Series B (a)	1,516,600	3,317,357
Industrias Penoles SA de CV	206,100	941,462
Telefonos de Mexico SA de CV sponsored ADR	813,100	27,840,544
TV Azteca SA de CV sponsored ADR	155,700	1,560,114
Urbi, Desarrollos Urbanos, SA de CV	464,300	1,729,808
Wal-Mart de Mexico SA de CV Series V	3,458,155	11,313,402
TOTAL MEXICO		136,415,470
Peru - 1.9%
Compania de Minas Buenaventura SA sponsored ADR	275,700	6,848,388
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - 0.5%
Antofagasta PLC	95,900	$1,758,782
TOTAL COMMON STOCKS (Cost $228,247,731)		344,502,104
Nonconvertible Preferred Stocks - 0.4%

Brazil - 0.4%
Telemar Norte Leste SA (PN-A) (Cost $1,733,400)	73,302	1,353,366
Money Market Funds - 4.5%

Fidelity Cash Central Fund, 1.79% (b)	14,466,187	14,466,187
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	1,520,400	1,520,400
TOTAL MONEY MARKET FUNDS (Cost $15,986,587)		15,986,587
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $245,967,718)	361,842,057
NET OTHER ASSETS - (1.3)%	(4,507,388)
NET ASSETS - 100%	$357,334,669
Legend
(a)Non-income producing

(b)Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c)Includes investment made with cash collateral received from securities on loan.
(d)Security or a portion of the security is on loan at period end.

(e)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,383,488 or 0.4% of net assets.

Income Tax Information

At October 31, 2004, the fund had a capital loss carryforward of approximately $61,123,000 of which $22,657,000, $11,150,000, $7,286,000, $11,980,000 and $8,050,000 will expire on October 31, 2007, 2008, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

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Latin America

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $1,493,631) (cost $245,967,718) - See accompanying schedule		$361,842,057
Foreign currency held at value (cost $7)		7
Receivable for fund shares sold		1,330,207
Dividends receivable		2,350,720
Interest receivable		17,987
Other affiliated receivables		1,367
Other receivables		15,202
Total assets		365,557,547

Liabilities
Payable for investments purchased	$5,673,538
Payable for fund shares redeemed	637,238
Accrued management fee	207,866
Other affiliated payables	86,056
Other payables and accrued expenses	97,780
Collateral on securities loaned, at value	1,520,400
Total liabilities		8,222,878

Net Assets		$357,334,669
Net Assets consist of:
Paid in capital		$299,109,204
Undistributed net investment income		5,894,558
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(63,537,710)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		115,868,617
Net Assets, for 19,743,867 shares outstanding		$357,334,669
Net Asset Value, offering price and redemption price per share ($357,334,669 ÷ 19,743,867 shares)		$18.10

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$11,828,479
Interest		53,953
Security lending		16,851
		11,899,283
Less foreign taxes withheld		(1,081,730)
Total income		10,817,553

Expenses
Management fee	$2,106,523
Transfer agent fees	802,473
Accounting and security lending fees	150,314
Non-interested trustees' compensation	2,110
Custodian fees and expenses	171,114
Registration fees	30,415
Audit	73,221
Legal	644
Interest	402
Miscellaneous	109,140
Total expenses before reductions	3,446,356
Expense reductions	(60,987)	3,385,369
Net investment income (loss)		7,432,184
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	21,528,042
Foreign currency transactions	(108,901)
Total net realized gain (loss)		21,419,141
Change in net unrealized appreciation (depreciation) on: Investment securities	53,174,461
Assets and liabilities in foreign currencies	(18,206)
Total change in net unrealized appreciation (depreciation)		53,156,255
Net gain (loss)		74,575,396
Net increase (decrease) in net assets resulting from operations		$82,007,580

See accompanying notes which are an integral part of the financial statements.

Annual Report

Latin America
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,432,184	$3,242,149
Net realized gain (loss)	21,419,141	(7,547,156)
Change in net unrealized appreciation (depreciation)	53,156,255	78,116,337
Net increase (decrease) in net assets resulting from operations	82,007,580	73,811,330
Distributions to shareholders from net investment income	(3,905,133)	(2,628,539)
Share transactions Proceeds from sales of shares	169,215,930	47,805,000
Reinvestment of distributions	3,746,651	2,504,746
Cost of shares redeemed	(113,691,284)	(42,599,039)
Net increase (decrease) in net assets resulting from share transactions	59,271,297	7,710,707
Redemption fees	442,226	226,141
Total increase (decrease) in net assets	137,815,970	79,119,639

Net Assets
Beginning of period	219,518,699	140,399,060
End of period (including undistributed net investment income of $5,894,558 and undistributed net investment income of $2,476,408, respectively)	$357,334,669	$219,518,699
Other Information Shares
Sold	10,428,289	4,368,834
Issued in reinvestment of distributions	264,221	277,688
Redeemed	(7,355,849)	(3,973,164)
Net increase (decrease)	3,336,661	673,358

Financial Highlights

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$13.38	$8.92	$10.40	$13.87	$12.31
Income from Investment Operations
Net investment income (loss) C	.40	.20	.17	.27 D	.07
Net realized and unrealized gain (loss)	4.53	4.42	(1.41)	(3.68)	1.61
Total from investment operations	4.93	4.62	(1.24)	(3.41)	1.68
Distributions from net investment income	(.23)	(.17)	(.25)	(.07)	(.14)
Redemption fees added to paid in capital C	.02	.01	.01	.01	.02
Net asset value, end of period	$18.10	$13.38	$8.92	$10.40	$13.87
Total Return A, B	37.47%	52.83%	(12.37)%	(24.61)%	13.76%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.19%	1.31%	1.44%	1.41%	1.25%
Expenses net of voluntary waivers, if any	1.19%	1.31%	1.44%	1.41%	1.25%
Expenses net of all reductions	1.16%	1.31%	1.41%	1.35%	1.23%
Net investment income (loss)	2.56%	1.89%	1.57%	2.14%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$357,335	$219,519	$140,399	$184,457	$297,265
Portfolio turnover rate	25%	28%	128%	96%	51%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.07 per share. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

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Nordic

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Life of fundA
Fidelity Nordic Fund	26.31%	2.63%	12.19%

A From November 1, 1995

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Nordic Fund on November 1, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the FTSE World Nordic Index did over the same period.

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Management's Discussion of Fund Performance

Comments from Trygve Toraasen, Portfolio Manager of Fidelity® Nordic Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

For the 12 months ending October 31, 2004, Fidelity Nordic Fund returned 26.31%, outdistancing both the Financial Times-Stock Exchange (FTSE) World Nordic Index, which gained 23.98%, and the LipperSM European Region Funds Average, which returned 21.59%. During a period of rapidly rising oil prices, performance was helped substantially by my emphasis on energy companies, including large integrated oil corporations, shipping operators and energy services companies. My focus on growth stocks, including small- and mid-cap stocks across many sectors, also helped. Oil shipping company Frontline was a major contributor to performance relative to the index as demand for its ships on the spot market increased with rising oil prices. Investments in dental implant company Biocare, tire company Nokian and Hansabank, a major bank in the Baltic region, also added to returns. Pharmaceutical company AstraZeneca was a major disappointment, as it ran into product problems. Orc Software also detracted, due to slowing sales to financial companies, while my decision to reduce the position in Volvo hurt performance as that company's earnings continued to grow after I thought they may have peaked.

Note to shareholders: Fidelity Nordic Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Nordic market. As of October 31, 2004, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

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Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2004
Sweden	38.9%
Norway	21.7%
Finland	16.9%
Denmark	8.5%
Switzerland	3.6%
Bermuda	2.8%
United States of America	2.7%
Luxembourg	2.1%
Estonia	2.1%
Other	0.7%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2004
Sweden	37.5%
Finland	17.3%
Norway	16.3%
Denmark	12.3%
United States of America	5.3%
Switzerland	3.7%
United Kingdom	2.6%
Estonia	2.1%
Luxembourg	1.9%
Other	1.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.3	98.3
Short-Term Investments and Net Other Assets	1.7	1.7
Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Nokia Corp. (Finland, Communications Equipment)	9.5	5.4
Telefonaktiebolaget LM Ericsson (B Shares) (Sweden, Communications Equipment)	6.2	10.6
Nordea Bank AB (Sweden, Commercial Banks)	5.4	3.4
Volvo AB (B Shares) (Sweden, Machinery)	4.1	3.2
Hennes & Mauritz AB (H&M) (B Shares) (Sweden, Specialty Retail)	3.8	0.7
Norsk Hydro ASA (Norway, Oil & Gas)	3.7	3.6
Nobel Biocare Holding AG (Switzerland) (Switzerland, Health Care Equipment & Supplies)	3.6	3.7
Danske Bank AS (Denmark, Commercial Banks)	3.2	3.2
Tandberg ASA (Norway, Communications Equipment)	3.2	2.4
Svenska Handelsbanken AB (A Shares) (Sweden, Commercial Banks)	3.2	2.6
	45.9
Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.3	22.9
Financials	20.7	15.8
Industrials	14.7	16.9
Energy	12.1	6.9
Health Care	10.1	13.1
Consumer Discretionary	9.3	7.5
Materials	4.5	6.9
Telecommunication Services	2.8	5.6
Consumer Staples	1.7	1.9
Utilities	1.1	0.8

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Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value (Note 1)
Bermuda - 2.8%
Frontline Ltd.	33,300	$1,644,328
Golar LNG Ltd. (a)	99,300	1,577,194
Ship Finance International Ltd.	1,875	37,688
TOTAL BERMUDA		3,259,210
Denmark - 8.5%
Coloplast AS Series B	8,300	826,070
Danske Bank AS	135,420	3,795,025
GN Store Nordic AS	115,100	1,169,333
Kobenhaven Lufthave AS	1,100	185,054
Novo Nordisk AS Series B	60,195	3,000,681
Novozymes AS Series B	21,100	941,007
TOTAL DENMARK		9,917,170
Estonia - 2.1%
Hansabank SA	240,500	2,431,366
Finland - 16.9%
Fortum Oyj	83,800	1,286,866
Marimekko Oyj	16,700	270,557
Nokia Corp.	718,545	11,079,965
Nokian Tyres Ltd.	10,070	1,094,586
Stora Enso Oyj (R Shares)	121,500	1,739,861
TietoEnator Oyj	30,600	861,494
UPM-Kymmene Corp.	115,900	2,298,917
Vacon Oyj	70,900	996,223
TOTAL FINLAND		19,628,469
Iceland - 0.4%
Ossur Hf (a)	316,142	412,748
Luxembourg - 2.1%
Millicom International Cellular SA unit (a)	38,360	778,077
SBS Broadcasting SA (a)	16,200	557,928
Stolt Offshore SA (a)	44,800	228,032
Stolt-Nielsen SA (a)	41,700	875,451
TOTAL LUXEMBOURG		2,439,488
Norway - 21.7%
Camillo Eitzen & Co. ASA	132,000	954,875
DnB NOR ASA	296,400	2,517,019
Farstad Shipping ASA (a)	23,600	244,018
Fred Olsen Energy ASA (a)	42,300	439,035
Norsk Hydro ASA	58,420	4,308,727
Ocean RIG ASA (a)(d)	304,300	1,057,569
Olav Thon Eiendomsselskap AS (a)	2,100	113,934
Orkla ASA (A Shares)	38,785	1,107,019
Schibsted AS (B Shares)	51,700	1,130,108
Solstad Offshore ASA (a)	63,000	554,809
Statoil ASA	229,200	3,325,030

	Shares	Value (Note 1)
Steen & Stroem ASA (a)	4,800	$92,091
Storebrand ASA (A Shares)	443,700	3,384,120
Tandberg ASA (d)	394,800	3,725,143
TANDBERG Television ASA (a)	79,800	579,775
Telenor ASA	216,700	1,729,456
TOTAL NORWAY		25,262,728
Sweden - 38.9%
Assa Abloy AB (B Shares)	83,402	1,128,775
Atlas Copco AB (A Shares)	20,300	842,163
Axfood AB	29,400	895,543
Boliden AB (a)	63,500	246,830
Concordia Maritime AB (B Shares)	171,700	645,571
Elekta AB (B Shares) (a)(d)	39,300	1,049,896
Getinge AB (B Shares)	66,760	747,838
Hennes & Mauritz AB (H&M) (B Shares)	153,590	4,483,064
Hexagon AB (B Shares)	24,700	911,233
Intrum Justitia AB (a)	163,500	961,398
Mekonomen AB	46,000	1,222,384
Modern Times Group AB (MTG) (B Shares) (a)	43,300	963,963
NCC AB Series B	49,800	559,614
NeoNet AB (a)	112,000	101,319
Nordea Bank AB	723,600	6,264,647
Observer AB	200,383	793,069
OMX AB (a)	39,900	472,335
ORC Software AB	80,300	646,967
Peab AB	18,400	145,646
POOLiA AB (B Shares)	57,900	234,883
Readsoft AB (B Shares) (a)	388,556	749,684
Sandvik AB	27,900	1,047,034
Sectra AB (B Shares)	48,300	341,357
Securitas AB (B Shares)	74,100	1,015,972
Skandia Foersaekrings AB	242,900	906,407
Skanska AB (B Shares)	51,500	562,338
SKF AB (B Shares)	18,000	699,676
Svenska Handelsbanken AB (A Shares)	169,616	3,680,164
Tele2 AB (B Shares) (d)	21,100	702,369
Telefonaktiebolaget LM Ericsson (B Shares) (a)	2,518,200	7,280,116
Volvo AB (B Shares)	125,800	4,774,379
Wihlborgs Fastigheter AB	16,300	282,238
TOTAL SWEDEN		45,358,872
Switzerland - 3.6%
Nobel Biocare Holding AG (Switzerland)	25,790	4,229,923
United Kingdom - 0.3%
Group 4 Securicor PLC (a)	184,418	403,290
United States of America - 1.0%
Royal Caribbean Cruises Ltd.	23,900	1,112,511
TOTAL COMMON STOCKS (Cost $97,407,738)		114,455,775
Money Market Funds - 4.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.79% (b)	1,566,599	$1,566,599
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	4,070,700	4,070,700
TOTAL MONEY MARKET FUNDS (Cost $5,637,299)		5,637,299
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $103,045,037)	120,093,074
NET OTHER ASSETS - (3.1)%	(3,600,431)
NET ASSETS - 100%	$116,492,643
Legend
(a)Non-income producing

(b)Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c)Includes investment made with cash collateral received from securities on loan.
(d)Security or a portion of the security is on loan at period end.
Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $6,515,000 of which $4,587,000 and $1,928,000 will expire on October 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Nordic

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $3,763,792) (cost $103,045,037) - See accompanying schedule		$120,093,074
Receivable for investments sold		505,829
Receivable for fund shares sold		216,283
Dividends receivable		13,103
Interest receivable		5,144
Other receivables		12,421
Total assets		120,845,854

Liabilities
Payable for investments purchased	$15,664
Payable for fund shares redeemed	104,880
Accrued management fee	68,066
Other affiliated payables	33,082
Other payables and accrued expenses	60,819
Collateral on securities loaned, at value	4,070,700
Total liabilities		4,353,211

Net Assets		$116,492,643
Net Assets consist of:
Paid in capital		$106,134,125
Undistributed net investment income		1,106,605
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,798,408)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		17,050,321
Net Assets, for 4,766,147 shares outstanding		$116,492,643
Net Asset Value, offering price and redemption price per share ($116,492,643 ÷ 4,766,147 shares)		$24.44

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$2,690,684
Interest		25,365
Security lending		113,977
		2,830,026
Less foreign taxes withheld		(383,526)
Total income		2,446,500

Expenses
Management fee	$736,527
Transfer agent fees	325,725
Accounting and security lending fees	54,632
Non-interested trustees' compensation	574
Custodian fees and expenses	113,588
Registration fees	17,502
Audit	43,434
Legal	374
Miscellaneous	11,138
Total expenses before reductions	1,303,494
Expense reductions	(38,771)	1,264,723
Net investment income (loss)		1,181,777
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	18,398,867
Foreign currency transactions	(49,765)
Total net realized gain (loss)		18,349,102
Change in net unrealized appreciation (depreciation) on: Investment securities	918,238
Assets and liabilities in foreign currencies	34
Total change in net unrealized appreciation (depreciation)		918,272
Net gain (loss)		19,267,374
Net increase (decrease) in net assets resulting from operations		$20,449,151

See accompanying notes which are an integral part of the financial statements.

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Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,181,777	$489,531
Net realized gain (loss)	18,349,102	4,046,076
Change in net unrealized appreciation (depreciation)	918,272	13,723,401
Net increase (decrease) in net assets resulting from operations	20,449,151	18,259,008
Distributions to shareholders from net investment income	(633,291)	(575,077)
Share transactions Proceeds from sales of shares	51,430,152	5,971,305
Reinvestment of distributions	613,718	556,144
Cost of shares redeemed	(36,891,811)	(16,879,816)
Net increase (decrease) in net assets resulting from share transactions	15,152,059	(10,352,367)
Redemption fees	187,429	13,366
Total increase (decrease) in net assets	35,155,348	7,344,930

Net Assets
Beginning of period	81,337,295	73,992,365
End of period (including undistributed net investment income of $1,106,605 and undistributed net investment income of $607,884, respectively)	$116,492,643	$81,337,295
Other Information Shares
Sold	2,222,711	368,565
Issued in reinvestment of distributions	29,807	35,973
Redeemed	(1,659,315)	(1,047,699)
Net increase (decrease)	593,203	(643,161)

Financial Highlights

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$19.49	$15.36	$17.31	$27.19	$22.49
Income from Investment Operations
Net investment income (loss) C	.26	.11	.10	.07	.05
Net realized and unrealized gain (loss)	4.80	4.14	(1.99)	(9.71)	5.10
Total from investment operations	5.06	4.25	(1.89)	(9.64)	5.15
Distributions from net investment income	(.15)	(.12)	(.06)	(.03)	(.06)
Distributions from net realized gain	-	-	-	(.22)	(.45)
Total distributions	(.15)	(.12)	(.06)	(.25)	(.51)
Redemption fees added to paid in capital C	.04	- E	- E	.01	.06
Net asset value, end of period	$24.44	$19.49	$15.36	$17.31	$27.19
Total Return A, B	26.31%	27.87%	(10.97)%	(35.72)%	23.21%
Ratios to Average Net Assets D
Expenses before expense reductions	1.28%	1.43%	1.35%	1.26%	1.17%
Expenses net of voluntary waivers, if any	1.28%	1.43%	1.35%	1.26%	1.17%
Expenses net of all reductions	1.24%	1.40%	1.30%	1.20%	1.15%
Net investment income (loss)	1.16%	.67%	.57%	.34%	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$116,493	$81,337	$73,992	$98,434	$200,872
Portfolio turnover rate	90%	96%	106%	88%	80%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pacific Basin

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity Pacific Basin Fund	5.98%	-2.67%	1.33%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Pacific Basin Fund on October 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the MSCI All Country Pacific Index did over the same period.

Annual Report

Pacific Basin

Management's Discussion of Fund Performance

Comments from William Kennedy, Portfolio Manager of Fidelity® Pacific Basin Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

For the 12 months ending October 31, 2004, the fund returned 5.98%, trailing the 11.33% return of the Morgan Stanley Capital International All Country Pacific Index and the 8.61% return of the LipperSM Pacific Region Funds Average. Stock selection in the banking industry was particularly detrimental, with most of the damage confined to emerging-markets banks in India and elsewhere. My picks in Japanese diversified financials stocks also held back performance. JAFCO, a Japanese venture capital company with extensive investments in smaller companies, was hurt by a sharp correction in small-cap stocks. Japan-based stock brokerage Mitsubishi Securities declined due in part to a deceleration in trading volume. Counterbalancing these negative influences to some extent was solid stock picking in telecommunication services and in commercial services and supplies. Toyota Motor was the fund's biggest contributor in absolute terms as well as its largest holding at period end, as the company continued to grow its market share. Another strong performer was Esprit Holdings, a Hong Kong-based retailer with extensive operations in Europe. The marketer of casual apparel did a great job of executing its business plan and looked to ramp up operations in the United States.

Note to shareholders: Dale Nicholls became Portfolio Manager of Fidelity Pacific Basin Fund on October 4, 2004.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Pacific Basin

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2004
Japan	50.2%
Australia	12.8%
Hong Kong	8.6%
Korea (South)	8.5%
China	3.0%
India	2.9%
Taiwan	2.7%
Singapore	2.2%
Indonesia	1.7%
Other	7.4%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2004
Japan	57.0%
Korea (South)	11.3%
Australia	8.8%
Hong Kong	5.8%
United States of America	4.1%
Taiwan	4.1%
India	2.3%
Indonesia	1.7%
Thailand	1.3%
Other	3.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.6	95.9
Short-Term Investments and Net Other Assets	1.4	4.1
Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp. (Japan, Automobiles)	3.9	3.4
BHP Billiton Ltd. (Australia, Metals & Mining)	1.7	1.0
East Japan Railway Co. (Japan, Road & Rail)	1.6	0.5
Fuji Photo Film Co. Ltd. (Japan, Leisure Equipment & Products)	1.5	0.4
Techtronic Industries Co. Ltd. (Hong Kong, Household Durables)	1.5	0.6
Honda Motor Co. Ltd. (Japan, Automobiles)	1.5	0.5
Esprit Holdings Ltd. (Hong Kong, Specialty Retail)	1.3	0.9
Canon, Inc. (Japan, Office Electronics)	1.3	2.2
Yamanouchi Pharmaceutical Co. Ltd. (Japan, Pharmaceuticals)	1.3	1.0
Konica Minolta Holdings, Inc. (Japan, Office Electronics)	1.2	0.4
	16.8
Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	28.9	26.0
Financials	20.8	26.4
Industrials	12.7	5.9
Information Technology	10.6	20.1
Health Care	6.8	3.6
Materials	6.6	4.0
Telecommunication Services	5.1	6.6
Consumer Staples	4.2	3.2
Energy	2.5	0.1
Utilities	0.4	0.0

Annual Report

Pacific Basin

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value (Note 1)
Australia - 12.8%
ABC Learning Centres Ltd. (d)	572,818	$2,058,708
Adsteam Marine Ltd.	812,416	1,015,855
Amcor Ltd.	191,000	1,091,176
AMP Ltd.	325,806	1,553,944
BHP Billiton Ltd.	726,230	7,505,590
Billabong International Ltd.	330,967	2,602,021
Bradken Ltd.	564,214	1,301,162
CSL Ltd.	192,569	4,152,558
DCA Group Ltd. (d)	1,060,000	2,508,013
Downer EDI Ltd.	896,514	3,047,542
Fosters Group Ltd.	774,660	2,929,135
JB Hi-Fi Ltd.	241,389	647,049
Macquarie Airports Fund	1,470,938	3,116,862
Macquarie Bank Ltd.	90,548	2,684,116
Newcrest Mining Ltd.	269,887	3,366,618
News Corp. Ltd.	1,010	8,146
PaperlinX Ltd.	400,000	1,443,590
Promina Group Ltd.	762,821	2,593,077
QBE Insurance Group Ltd.	260,135	2,674,276
Ramsay Health Care Ltd.	250,588	1,168,921
Sonic Healthcare Ltd.	220,899	1,678,791
United Group Ltd.	705,300	3,580,473
Wesfarmers Ltd.	37,862	985,134
Westfield Group unit (a)	284,478	3,195,044
TOTAL AUSTRALIA		56,907,801
Bermuda - 0.1%
Skyworth Digital Holdings Ltd.	1,878,000	645,406
Cayman Islands - 0.4%
Hutchison Telecommunications International Ltd. (a)	1,380,000	948,521
Kingboard Chemical Holdings Ltd. warrants 12/31/06 (a)	53,400	24,698
Lifestyle International Holdings Ltd.	639,500	903,748
TOTAL CAYMAN ISLANDS		1,876,967
China - 3.0%
China Petroleum & Chemical Corp. (H Shares)	5,086,000	1,951,498
China Telecom Corp. Ltd. sponsored ADR	55,940	1,792,318
Global Bio-Chem Technology Group Co. Ltd.	4,072,000	3,191,182
Global Bio-Chem Technology Group Co. Ltd. warrants 5/31/07 (a)	221,500	15,367
Li Ning Co. Ltd.	1,858,000	734,015
People's Food Holdings Ltd.	2,420,000	1,688,084
Ping An Insurance Co. Ltd.	1,111,500	1,749,281
Tong Ren Tang Technologies Co. Ltd. (H Shares)	567,000	1,245,642
Wumart Stores, Inc. (H Shares)	20,000	34,174
Yanzhou Coal Mining Co. Ltd. (H Shares) (a)	856,000	1,127,227
TOTAL CHINA		13,528,788

	Shares	Value (Note 1)
Hong Kong - 8.6%
China Overseas Land & Investment Ltd.	1,944,000	$424,580
CNOOC Ltd. sponsored ADR	24,100	1,248,380
Cosco Pacific Ltd.	1,368,000	2,363,863
Esprit Holdings Ltd.	1,098,500	5,870,935
Giordano International Ltd.	2,930,000	1,637,460
Henderson Land Development Co. Ltd.	350,000	1,623,264
Hengan International Group Co. Ltd.	522,000	278,312
Hong Kong & China Gas Co. Ltd.	966,000	1,861,583
Hutchison Whampoa Ltd.	305,000	2,341,271
Hutchison Whampoa Ltd. ADR	41,000	1,568,250
Kingboard Chemical Holdings Ltd.	464,000	971,672
Paul Y-ITC Construction Holdings Ltd.	11,122,000	1,643,216
PCCW Ltd. (a)	1,783,000	1,082,348
Shun Tak Holdings Ltd.	3,544,000	2,196,873
Solomon Systech Ltd.	8,776,000	2,221,144
Techtronic Industries Co. Ltd.	3,330,000	6,631,165
Television Broadcasts Ltd.	511,000	2,186,145
Wharf Holdings Ltd.	582,000	1,914,154
TOTAL HONG KONG		38,064,615
India - 2.9%
Bank of Baroda	400,000	1,359,215
Cipla Ltd.	195,923	1,207,043
Crompton Greaves Ltd.	109,301	581,404
Geodesic Information Systems Ltd.	54,310	591,019
Housing Development Finance Corp. Ltd.	150,000	2,118,893
Infosys Technologies Ltd.	98,772	4,153,392
Kotak Mahindra Bank Ltd.	217,829	862,475
Larsen & Toubro Ltd.	48,564	889,385
National Thermal Power Corp.	38,900	53,200
Pantaloon Retail India Ltd.	97,649	1,058,663
TOTAL INDIA		12,874,689
Indonesia - 1.7%
PT Astra International Tbk	1,855,000	1,602,390
PT Indosat Tbk	4,913,285	2,554,632
PT Panin Life Tbk (a)	53,000,000	758,182
PT Telkomunikasi Indonesia Tbk Series B	5,140,000	2,460,407
TOTAL INDONESIA		7,375,611
Japan - 50.2%
Aisin Seiki Co. Ltd.	203,300	4,562,172
Asahi Broadcasting Corp.	30	1,930
Bookoff Corp.	73,000	1,109,812
Bridgestone Corp.	261,000	4,734,918
Canon, Inc.	114,700	5,677,650
Casio Computer Co. Ltd.	153,000	1,820,069
Chugai Pharmaceutical Co. Ltd.	167,100	2,620,929
Circle K Sunkus Co. Ltd. (a)	74,800	1,798,706
Cosmo Oil Co. Ltd.	304,000	858,846
Diamond Lease Co. Ltd.	63,000	2,256,059
Don Quijote Co. Ltd. (d)	63,400	3,809,931
East Japan Railway Co.	1,323	6,962,829
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Fast Retailing Co. Ltd.	20,800	$1,324,628
Fuji Fire & Marine Insurance Co. Ltd. (d)	318,000	1,003,562
Fuji Photo Film Co. Ltd.	200,000	6,840,837
Fuji Seal International, Inc.	52,300	2,248,453
Fujitsu Ltd.	364,000	2,170,208
Fullcast Co. Ltd. (d)	831	1,719,554
H.I.S. Co. Ltd. (d)	133,000	2,569,897
H.I.S. Co. Ltd. New (a)	66,000	1,247,224
Hamakyorex Co. Ltd.	37,200	1,230,217
Hikari Tsushin, Inc. (d)	85,000	5,091,888
Honda Motor Co. Ltd.	134,800	6,548,584
Honeys Co. Ltd.	1,800	54,424
Hoya Corp.	44,400	4,564,388
Intelligent Wave, Inc.	169	279,444
Ito Yokado Ltd.	80,700	2,897,529
JAFCO Co. Ltd.	37,300	1,920,773
Japan Retail Fund Investment Corp.	324	2,592,980
Kadokawa Shoten Publishing Co. Ltd. (d)	32,000	1,248,736
Kaneka Corp.	228,000	2,380,498
KDDI Corp.	228	1,098,691
Keio Electric Railway Co. Ltd.	328,000	1,738,631
Konica Minolta Holdings, Inc.	388,000	5,183,843
Kose Corp.	49,100	1,920,669
Koyo Seiko Co. Ltd.	131,000	1,480,380
Mars Engineering Corp.	10,700	402,381
Matsushita Electric Industrial Co. Ltd.	140,000	2,031,400
Millea Holdings, Inc.	386	5,106,061
Mitsubishi Securities Co. Ltd.	262,000	2,438,418
Mitsui & Co. Ltd.	275,000	2,315,160
Mizuho Financial Group, Inc.	818	3,161,166
Nintendo Co. Ltd.	38,000	4,294,232
Nippon Chemi-con Corp. (d)	439,000	2,148,646
Nippon Electric Glass Co. Ltd.	200,000	4,469,221
Nippon Mining Holdings, Inc.	542,500	2,583,455
Nippon Shinpan Co. Ltd.	532,000	1,613,568
Nishi-Nippon City Bank Ltd.	187,300	833,546
Nishimatsuya Chain Co. Ltd.	43,800	1,514,697
Nitto Denko Corp.	50,000	2,376,341
NOK Corp.	90,500	2,753,437
NTT Urban Development Co. (a)	9	38,267
OMC Card, Inc. (a)(d)	308,000	3,466,037
ORIX Corp.	38,300	4,498,219
Ricoh Co. Ltd.	242,000	4,527,425
Rinnai Corp.	65,200	1,777,314
Riso Kyoiku Co. Ltd. (d)	915	485,879
Riso Kyoiku Co. Ltd. New (a)(d)	1,830	899,135
Ryohin Keikaku Co. Ltd. (d)	72,100	3,229,121
Sanden Corp.	304,000	1,987,698
SFCG Co. Ltd.	22,780	4,795,563
Softbank Corp. (d)	68,300	3,097,652
Stanley Electric Co. Ltd.	179,900	2,779,199

	Shares	Value (Note 1)
STB Leasing Co. Ltd.	14,300	$301,308
Sumisho Lease Co. Ltd.	34,300	1,328,766
Sumitomo Forestry Co. Ltd.	325,000	3,083,101
Sumitomo Mitsui Financial Group, Inc. (d)	633	4,120,915
Sumitomo Rubber Industries Ltd.	233,000	1,987,991
T&D Holdings, Inc. (a)	56,700	2,507,261
Takeda Pharamaceutical Co. Ltd.	71,400	3,454,131
Teijin Ltd.	351,000	1,366,391
Terumo Corp.	80,000	1,995,559
Toray Industries, Inc.	97,000	453,678
Toyota Motor Corp.	446,200	17,310,322
Tv Asahi Corp.	670	1,392,734
UFJ Holdings, Inc. (a)	977	4,541,825
USS Co. Ltd.	57,480	4,654,449
Yamanouchi Pharmaceutical Co. Ltd.	152,900	5,619,889
Yamato Transport Co. Ltd.	313,000	4,226,173
TOTAL JAPAN		223,537,620
Korea (South) - 8.3%
AmorePacific Corp.	13,970	2,732,854
GS Holdings Corp. (a)	31,181	662,892
Hana Bank	69,910	1,745,408
Hyundai Department Store Co. Ltd.	65,950	1,914,583
Hyundai Engineering & Construction Co. Ltd. (a)	73,570	1,025,183
Hyundai Mipo Dockyard Co. Ltd. (a)	64,530	1,729,254
Hyundai Motor Co.	101,540	4,925,076
Hyundai Securities Co. Ltd. (a)	336,980	1,173,937
Interflex Co. Ltd.	76,043	1,192,099
Kia Motors Corp.	214,590	2,012,680
Kookmin Bank (a)	59,240	1,979,077
Korea Exchange Bank (a)	166,000	1,104,690
Kumho Electric Co. Ltd.	59,620	1,347,375
LG Corp.	57,908	770,727
LG Electronics, Inc.	30,000	1,693,613
NCsoft Corp. (a)	7,190	687,209
Pulmuone Co. Ltd.	37,530	1,389,566
Shinhan Financial Group Co. Ltd.	162,000	3,190,800
Shinsegae Co. Ltd.	9,510	2,675,882
SK Corp.	53,630	2,802,461
TOTAL KOREA (SOUTH)		36,755,366
Malaysia - 0.9%
Public Bank BHD (For. Reg.)	1,342,556	2,455,464
Telekom Malaysia BHD	500,000	1,513,158
TOTAL MALAYSIA		3,968,622
Netherlands - 0.5%
James Hardie Industries NV	478,104	2,255,276
New Zealand - 1.0%
Carter Holt Harvey Ltd.	555,108	817,058
Common Stocks - continued
	Shares	Value (Note 1)
New Zealand - continued
Telecom Corp. of New Zealand Ltd.	674,200	$2,679,102
The Warehouse Group Ltd.	375,000	1,047,438
TOTAL NEW ZEALAND		4,543,598
Philippines - 1.1%
Philippine Long Distance Telephone Co. (a)	53,000	1,323,117
Philippine Long Distance Telephone Co. sponsored ADR (a)(d)	140,000	3,514,000
TOTAL PHILIPPINES		4,837,117
Singapore - 2.2%
Accord Customer Care Solutions Ltd. (a)	2,634,000	1,219,628
CapitaLand Ltd.	1,145,000	1,273,791
ComfortDelgro Corp. Ltd.	1,376,000	1,183,247
DBS Group Holdings Ltd.	112,000	1,050,663
Fortune Real Estate Investment Trust	639,000	496,673
Great Eastern Holdings Ltd.	47,000	330,677
HTL International Holdings Ltd.	3,177,000	2,254,343
Oversea-Chinese Banking Corp. Ltd.	264,000	2,190,805
TOTAL SINGAPORE		9,999,827
Taiwan - 2.7%
Cathay Financial Holding Co. Ltd.	530,000	1,014,202
Chinatrust Financial Holding Co.	1,715,494	1,954,263
Far EasTone Telecommunications Co. Ltd.	1,979,700	2,113,180
Hon Hai Precision Industries Co. Ltd.	114,599	421,458
Merry Electronics Co. Ltd.	969,892	2,189,471
Taishin Financial Holdings Co. Ltd.	2,544,026	2,076,601
Taiwan Fertilizer Co. Ltd.	1,056,000	934,597
Yuen Foong Yu Paper Manufacturing Co.	2,337,000	1,090,064
TOTAL TAIWAN		11,793,836
Thailand - 1.0%
Advanced Info Service PCL (For. Reg.)	1,045,500	2,380,766
Siam Cement PCL (For. Reg.)	179,200	1,117,272
Thai Oil PCL (a)	992,000	996,590
True Corp. PCL (a)	1	0
True Corp. PCL rights 4/30/08 (a)	206,113	0
TOTAL THAILAND		4,494,628
United Kingdom - 0.8%
Astro All Asia Networks PLC	988,800	1,353,095
HSBC Holdings PLC (Hong Kong) (Reg.)	136,344	2,209,591
TOTAL UNITED KINGDOM		3,562,686
United States of America - 0.2%
ResMed, Inc. CHESS Depositary Interests (a)	207,151	984,912
TOTAL COMMON STOCKS (Cost $399,800,222)		438,007,365
Nonconvertible Preferred Stocks - 0.2%
	Shares	Value (Note 1)
Korea (South) - 0.2%
LG Electronics, Inc. (Cost $845,811)	26,450	$848,196
Money Market Funds - 6.6%

Fidelity Cash Central Fund, 1.79% (b)	4,601,246	4,601,246
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	24,784,119	24,784,119
TOTAL MONEY MARKET FUNDS (Cost $29,385,365)		29,385,365
TOTAL INVESTMENT PORTFOLIO - 105.2% (Cost $430,031,398)	468,240,926
NET OTHER ASSETS - (5.2)%	(23,113,744)
NET ASSETS - 100%	$445,127,182
Legend
(a)Non-income producing

(b)Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c)Includes investment made with cash collateral received from securities on loan.
(d)Security or a portion of the security is on loan at period end.
Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $43,208,000 of which $12,714,000 and $30,494,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pacific Basin

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $23,468,024) (cost $430,031,398) - See accompanying schedule		$468,240,926
Cash		36
Foreign currency held at value (cost $1,442,497)		1,460,505
Receivable for investments sold		6,094,976
Receivable for fund shares sold		446,776
Dividends receivable		944,914
Interest receivable		11,729
Other affiliated receivables		1,060
Other receivables		23,405
Total assets		477,224,327

Liabilities
Payable for investments purchased	$5,425,459
Payable for fund shares redeemed	1,193,420
Accrued management fee	254,617
Other affiliated payables	127,215
Other payables and accrued expenses	312,315
Collateral on securities loaned, at value	24,784,119
Total liabilities		32,097,145

Net Assets		$445,127,182
Net Assets consist of:
Paid in capital		$449,819,769
Undistributed net investment income		1,854,449
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(44,662,362)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		38,115,326
Net Assets, for 24,856,506 shares outstanding		$445,127,182
Net Asset Value, offering price and redemption price per share ($445,127,182 ÷ 24,856,506 shares)		$17.91

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$7,433,788
Interest		149,926
Security lending		188,446
		7,772,160
Less foreign taxes withheld		(535,472)
Total income		7,236,688

Expenses
Management fee Basic fee	$3,248,945
Performance adjustment	74,097
Transfer agent fees	1,302,494
Accounting and security lending fees	235,273
Non-interested trustees' compensation	2,937
Custodian fees and expenses	305,362
Registration fees	33,536
Audit	61,347
Legal	1,668
Miscellaneous	93,699
Total expenses before reductions	5,359,358
Expense reductions	(12,447)	5,346,911
Net investment income (loss)		1,889,777
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (net of foreign taxes of $74)	37,694,578
Foreign currency transactions	(316,537)
Total net realized gain (loss)		37,378,041
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $142,747)	(19,766,922)
Assets and liabilities in foreign currencies	46,006
Total change in net unrealized appreciation (depreciation)		(19,720,916)
Net gain (loss)		17,657,125
Net increase (decrease) in net assets resulting from operations		$19,546,902

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pacific Basin
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,889,777	$1,265,331
Net realized gain (loss)	37,378,041	17,361,391
Change in net unrealized appreciation (depreciation)	(19,720,916)	74,374,239
Net increase (decrease) in net assets resulting from operations	19,546,902	93,000,961
Distributions to shareholders from net investment income	(3,891,845)	-
Share transactions Proceeds from sales of shares	173,753,484	143,881,790
Reinvestment of distributions	3,503,557	-
Cost of shares redeemed	(167,584,200)	(124,105,198)
Net increase (decrease) in net assets resulting from share transactions	9,672,841	19,776,592
Redemption fees	548,652	267,285
Total increase (decrease) in net assets	25,876,550	113,044,838

Net Assets
Beginning of period	419,250,632	306,205,794
End of period (including undistributed net investment income of $1,854,449 and undistributed net investment income of $1,925,015, respectively)	$445,127,182	$419,250,632
Other Information Shares
Sold	9,569,285	9,944,998
Issued in reinvestment of distributions	207,801	-
Redeemed	(9,495,851)	(9,417,585)
Net increase (decrease)	281,235	527,413

Financial Highlights

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$17.06	$12.73	$13.09	$20.32	$22.48
Income from Investment Operations
Net investment income (loss) D	.07	.06	(.02)	(.02)	(.10)
Net realized and unrealized gain (loss)	.92	4.26	(.36)	(5.91)	(1.86)
Total from investment operations	.99	4.32	(.38)	(5.93)	(1.96)
Distributions from net investment income	(.16)	-	-	(1.10)	-
Distributions in excess of net investment income	-	-	-	-	(.28)
Distributions from net realized gain	-	-	-	(.23)	-
Total distributions	(.16)	-	-	(1.33)	(.28)
Redemption fees added to paid in capital D	.02	.01	.02	.03	.08
Net asset value, end of period	$17.91	$17.06	$12.73	$13.09	$20.32
Total Return A, B, C	5.98%	34.01%	(2.75)%	(30.79)%	(8.61)%
Ratios to Average Net Assets E
Expenses before expense reductions	1.20%	1.17%	1.51%	1.48%	1.25%
Expenses net of voluntary waivers, if any	1.20%	1.17%	1.51%	1.48%	1.25%
Expenses net of all reductions	1.19%	1.17%	1.50%	1.45%	1.22%
Net investment income (loss)	.42%	.41%	(.15)%	(.11)%	(.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$445,127	$419,251	$306,206	$303,672	$516,769
Portfolio turnover rate	145%	97%	98%	123%	144%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Total returns do not include the effect of the contingent deferred sales charge. D Calculated based on average shares outstanding during the period. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Southeast Asia

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity Southeast Asia Fund	9.39%	4.56%	1.01%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Southeast Asia Fund on October 31, 1994. The chart shows how the value of your investment would have changed, and also shows how the MSCI AC Far East ex Japan Index performed over the same period.

Annual Report

Southeast Asia

Management's Discussion of Fund Performance

Comments from Allan Liu, Portfolio Manager of Fidelity® Southeast Asia Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

For the 12 months ending October 31, 2004, the fund returned 9.39%, edging the 9.00% return of the Morgan Stanley Capital International All Country Far East ex Japan Index. However, the fund trailed the 10.96% return of the LipperSM Pacific Region ex Japan Funds Average. Stock picking in semiconductors, transportation, real estate and energy added to performance compared with the index, while my picks in capital goods, an underweighting in utilities, and an overweighting in consumer durables and apparel detracted from performance. South Korea-based oil refiner SK Corp. was a top contributor both in absolute terms and compared with the index. Tight refining capacity due to underinvestment in the industry during the past decade or so enabled the company to enjoy improving profit margins. Korea Line - a shipping company - benefited from an inexpensive valuation and active commerce throughout the Pacific Basin. Conversely, LG Electronics - a leading Korean maker of thin-film-transistor liquid crystal displays (TFT-LCDs), wireless handsets and electrical appliances - suffered weakness in its display division and was a major detractor. In China, automaker Geely Auto Holdings declined following news of the government's credit-tightening measures.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Southeast Asia

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2004
Korea (South)	29.0%
Hong Kong	21.8%
Taiwan	12.3%
China	11.3%
Indonesia	5.8%
Singapore	5.8%
Thailand	4.7%
Malaysia	4.0%
United Kingdom	1.5%
Other	3.8%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2004
Korea (South)	33.3%
Hong Kong	20.2%
Taiwan	14.9%
China	6.1%
Malaysia	5.9%
Thailand	4.6%
Singapore	4.0%
Indonesia	2.9%
United Kingdom	2.1%
Other	6.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.6	98.1
Short-Term Investments and Net Other Assets	1.4	1.9
Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	6.1	9.7
Hutchison Whampoa Ltd. (Hong Kong, Industrial Conglomerates)	2.8	0.0
Shinhan Financial Group Co. Ltd. (Korea (South), Commercial Banks)	2.4	2.0
Cheung Kong Holdings Ltd. (Hong Kong, Real Estate)	2.0	1.8
POSCO (Korea (South), Metals & Mining)	1.9	0.0
Hana Bank (Korea (South), Commercial Banks)	1.7	1.5
Esprit Holdings Ltd. (Hong Kong, Specialty Retail)	1.6	1.2
PetroChina Co. Ltd. (H Shares) (China, Oil & Gas)	1.6	0.5
HSBC Holdings PLC (Hong Kong) (Reg.) (United Kingdom, Commercial Banks)	1.5	2.1
Sun Hung Kai Properties Ltd. (Hong Kong, Real Estate)	1.4	1.8
	23.0
Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.3	26.8
Materials	16.5	13.1
Information Technology	14.2	23.8
Industrials	11.6	5.4
Consumer Discretionary	10.7	15.0
Energy	7.1	4.9
Telecommunication Services	6.5	3.6
Consumer Staples	4.5	3.9
Utilities	1.3	0.5
Health Care	0.9	1.1

Annual Report

Southeast Asia

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value (Note 1)
Australia - 1.0%
Adsteam Marine Ltd.	1,055,000	$1,319,185
Bradken Ltd.	500,803	1,154,927
Caltex Australia Ltd.	345,000	2,306,786
TOTAL AUSTRALIA		4,780,898
Bermuda - 0.1%
GOME Electrical Appliances Holdings Ltd. (a)	359,000	288,263
Ports Design Ltd.	24,500	46,585
TOTAL BERMUDA		334,848
Cayman Islands - 0.1%
Kingboard Chemical Holdings Ltd. warrants 12/31/06 (a)	175,000	80,938
Lifestyle International Holdings Ltd.	300,000	423,963
TOTAL CAYMAN ISLANDS		504,901
China - 11.3%
Angang New Steel Co. Ltd. (H Shares)	1,000,000	404,692
Anhui Expressway Co. Ltd. (H Shares)	4,200,000	2,023,459
China Mengniu Dairy Co. Ltd.	2,036,000	1,687,141
China Petroleum & Chemical Corp. (H Shares)	13,940,000	5,348,778
China Shipping Container Lines Co. Ltd. (H Shares)	2,200,000	918,586
China Shipping Development Co. Ltd. (H Shares)	3,540,000	2,956,178
China Telecom Corp. Ltd. (H Shares)	12,520,000	4,011,408
Global Bio-Chem Technology Group Co. Ltd.	5,440,000	4,263,268
Global Bio-Chem Technology Group Co. Ltd. warrants 5/31/07 (a)	665,000	46,135
Jiangxi Copper Co. Ltd. (H Shares)	2,500,000	1,324,884
Li Ning Co. Ltd.	4,148,000	1,638,694
Maanshan Iron & Steel Co. Ltd. (H Shares)	5,800,000	2,030,525
PetroChina Co. Ltd. (H Shares)	13,880,000	7,303,656
Ping An Insurance Co. Ltd.	3,221,085	5,069,349
Sinopec Beijing Yanhua Petrochemical Co. Ltd. (H Shares)	7,300,000	2,649,447
Sinopec Shanghai Petrochemical Co. Ltd. (H Shares)	9,100,000	3,185,824
Sinopec Zhenhai Refining & Chemical Co. Ltd. (H Shares)	2,838,000	2,716,330
Wumart Stores, Inc. (H Shares)	979,000	1,672,816
Yanzhou Coal Mining Co. Ltd. (H Shares) (a)	2,560,000	3,371,147
TOTAL CHINA		52,622,317
Hong Kong - 21.8%
Cheung Kong Holdings Ltd.	1,142,000	9,463,237
CNOOC Ltd.	6,190,000	3,206,420
Dah Sing Banking Group Ltd.	1,848,400	3,728,289
Dickson Concepts International Ltd.	289,300	241,588
Esprit Holdings Ltd.	1,432,000	7,653,327

	Shares	Value (Note 1)
Giordano International Ltd.	4,080,000	$2,280,150
Great Eagle Holdings Ltd.	2,020,000	4,126,315
Henderson Land Development Co. Ltd.	729,000	3,381,027
Hong Kong & China Gas Co. Ltd.	1,680,000	3,237,535
Hong Kong Electric Holdings Ltd.	368,000	1,645,284
Hutchison Whampoa Ltd.	1,694,000	13,003,649
Hysan Development Co. Ltd.	1,204,917	1,996,920
Kerry Properties Ltd.	1,034,864	1,994,291
Kingboard Chemical Holdings Ltd.	2,330,000	4,879,299
Midland Realty Holdings Ltd.	4,160,000	1,843,853
New World Development Co. Ltd.	3,945,987	3,447,295
Next Media Ltd. (a)	4,232,000	1,658,286
Shanghai Forte Land Co. Ltd. (H Shares)	9,100,000	2,805,864
Shun Tak Holdings Ltd.	3,580,000	2,219,189
Sina Corp. (a)	76,000	2,546,000
Sino Land Co.	1,800,000	1,537,829
Solomon Systech Ltd.	7,070,000	1,789,368
Sun Hung Kai Properties Ltd.	728,310	6,736,940
Swire Pacific Ltd. (A Shares)	712,000	5,031,026
Techtronic Industries Co. Ltd.	2,408,000	4,795,149
Wharf Holdings Ltd.	924,000	3,038,966
Wing Hang Bank Ltd.	256,000	1,751,352
Wing Lung Bank Ltd.	184,000	1,418,349
TOTAL HONG KONG		101,456,797
Indonesia - 5.8%
Energi Mega Persada Tbk PT	12,000,000	726,271
PT Bank Danamon Indonesia Tbk	1,900,000	747,454
PT Bank Mandiri Persero Tbk	34,600,000	5,996,684
PT Berlian Laju Tanker Tbk	3,500,000	481,429
PT Bumi Resources Tbk	64,496,000	5,145,473
PT Hanjaya Mandala Sampoerna Tbk	5,150,000	3,400,267
PT Indosat Tbk	6,500,000	3,379,634
PT International Nickel Indonesia Tbk	1,120,000	1,300,244
PT Telkomunikasi Indonesia Tbk Series B	9,500,000	4,547,444
Tambang Batubbara Bukit Asam Tbk PT	8,200,000	834,661
United Tractors TBK PT (a)	3,000,000	610,728
TOTAL INDONESIA		27,170,289
Korea (South) - 25.9%
Ace Digitech Co. Ltd. (a)	202,047	1,303,063
Daewoo Heavy Industries & Machinery Ltd. (a)	420,790	3,318,960
Hana Bank	310,240	7,745,609
Hanjin Shipping Co. Ltd.	52,260	1,005,988
Hanshin Construction Co. Ltd.	109,330	788,114
Hanwha Chemical Corp.	535,000	4,253,238
Honam Petrochemical Corp.	79,250	3,100,626
Hyundai Department Store Co. Ltd.	96,000	2,786,959
Hyundai Mobis	60,500	3,102,010
Hyundai Motor Co.	58,948	2,859,202
INI Steel Co.	98,000	1,037,338
Interflex Co. Ltd.	4,903	76,863
INTOPS Co. Ltd.	53,000	740,911
Common Stocks - continued
	Shares	Value (Note 1)
Korea (South) - continued
Korea Line Corp.	106,810	$3,339,304
Kumho Electric Co. Ltd.	46,650	1,054,261
Kyeryong Construction Industrial Co. Ltd.	67,900	849,129
LG Electronics, Inc.	95,880	5,412,788
LG Petrochemical Co. Ltd.	90,000	2,186,691
LG.Philips LCD Co. Ltd. ADR (d)	182,000	2,466,100
Lightron Fiber-Optic Devices, Inc.	50,000	408,665
NCsoft Corp. (a)	34,380	3,285,985
NHN Corp.	7,000	543,368
POSCO	60,000	8,977,223
Pulmuone Co. Ltd.	23,000	851,586
S-Oil Corp.	36,000	1,816,883
Samsung Corp.	70,000	981,688
Samsung Electronics Co. Ltd.	71,874	28,216,726
Samsung SDI Co. Ltd.	53,340	4,812,274
Shinhan Financial Group Co. Ltd.	579,670	11,417,351
Shinsegae Co. Ltd.	23,000	6,471,640
SK Corp.	90,500	4,729,121
Ssangyong Engineering & Construction Co. Ltd. (a)	70,000	564,627
TOTAL KOREA (SOUTH)		120,504,291
Malaysia - 4.0%
Bintulu Port Holdings BHD	500,000	463,158
British American Tobacco (Malaysia) BHD	180,000	2,155,263
IOI Corp. BHD	890,000	2,225,000
Kuala Lumpur Kepong BHD	500,000	875,000
Lion Industries Corp. BHD	2,500,000	875,000
Malayan Banking BHD	680,000	1,968,421
Malaysian International Shipping Corp. BHD (For. Reg.)	140,000	497,368
Public Bank BHD (For. Reg.)	2,450,625	4,482,064
Sunrise BHD	1,637,280	745,393
Sunway Holdings, Inc. BHD warrants 9/28/08 (a)	53,235	0
Telekom Malaysia BHD	1,050,000	3,177,632
Tenaga Nasional BHD	390,000	1,139,211
TOTAL MALAYSIA		18,603,510
New Zealand - 0.5%
Telecom Corp. of New Zealand Ltd.	537,229	2,134,814
Philippines - 0.7%
Philippine Long Distance Telephone Co. (a)	132,000	3,295,309
Singapore - 5.8%
Ascendas Real Estate Investment Trust (A-REIT)	1,950,000	1,829,279
CapitaCommercial Trust (a)	670,000	503,623
CapitaLand Ltd.	700,000	778,737
ComfortDelgro Corp. Ltd.	1,750,000	1,504,856
Cosco Investment (Singapore) Ltd.	1,600,000	1,010,253

	Shares	Value (Note 1)
DBS Group Holdings Ltd.	110,000	$1,031,901
Fortune Real Estate Investment Trust	1,200,000	932,718
Jaya Holdings Ltd.	2,000,000	1,238,762
Keppel Corp. Ltd.	840,000	4,041,011
Oversea-Chinese Banking Corp. Ltd.	325,000	2,697,014
Singapore Airlines Ltd.	205,000	1,319,041
Singapore Petroleum Co. Ltd.	2,200,000	4,947,834
United Overseas Bank Ltd.	403,280	3,273,869
Wing Tai Holdings Ltd.	3,068,543	1,679,169
TOTAL SINGAPORE		26,788,067
Taiwan - 12.3%
Advanced Semiconductor Engineering, Inc. (a)	2,004,288	1,378,341
Asia Optical Co., Inc.	454,861	2,162,443
AU Optronics Corp.	2,550,000	2,714,307
AU Optronics Corp. sponsored ADR	72,200	758,100
Cathay Financial Holding Co. Ltd.	661,000	1,264,883
China Steel Corp.	4,554,000	4,575,105
Chinatrust Financial Holding Co.	1,928,806	2,197,264
E.Sun Financial Holdings Co. Ltd.	3,655,847	2,492,250
EVA Airways Corp.	4,236,792	1,678,502
Far EasTone Telecommunications Co. Ltd.	3,816,000	4,073,291
Formosa Chemicals & Fibre Corp.	3,370,000	5,693,078
Formosa Plastics Corp.	3,382,301	5,208,208
Giant Manufacturing Co. Ltd. (a)	581,000	844,270
Hon Hai Precision Industries Co. Ltd.	710,095	2,611,502
King Yuan Electronics Co. Ltd. (a)	2,000,000	1,441,172
Nan Ya Plastics Corp.	3,963,400	5,510,483
Nien Made Enterprise Co. Ltd.	2,220,492	3,166,915
Siliconware Precision Industries Co. Ltd.	2,250,000	1,702,048
Tainan Enterprises Co. Ltd.	1,250,000	1,513,679
Wan Hai Lines Ltd.	2,460,000	2,361,070
Yang Ming Marine Trnsport Corp.	4,346,378	3,755,728
TOTAL TAIWAN		57,102,639
Thailand - 4.7%
Advanced Info Service PCL (For. Reg.)	2,020,000	4,599,854
Aromatics (Thailand) PCL (a)	2,780,000	4,299,318
Banpu PCL (For. Reg.)	940,000	3,342,426
National Petrochemical PCL (For. Reg.)	1,030,000	2,558,695
Siam Cement PCL (For. Reg.)	462,000	2,880,468
Thai Oil PCL (a)	97,500	97,951
Thai Olefins PCL (a)	1,100,000	1,741,354
Thoresen Thai Agencies PCL (For. Reg.)	2,700,000	2,252,192
TOTAL THAILAND		21,772,258
United Kingdom - 1.5%
HSBC Holdings PLC (Hong Kong) (Reg.)	422,455	6,846,306
TOTAL COMMON STOCKS (Cost $377,192,207)		443,917,244
Preferred Stocks - 3.1%
	Shares	Value (Note 1)
Convertible Preferred Stocks - 0.2%
Korea (South) - 0.2%
Shinsegae Co. Ltd.	3,800	$1,021,706
Nonconvertible Preferred Stocks - 2.9%
Korea (South) - 2.9%
Hyundai Motor Co.	201,170	5,570,586
LG Electronics, Inc.	121,430	3,894,004
Samsung Electronics Co. Ltd.	15,370	4,118,803
TOTAL KOREA (SOUTH)		13,583,393
TOTAL PREFERRED STOCKS (Cost $9,025,112)		14,605,099
Money Market Funds - 1.2%

Fidelity Cash Central Fund, 1.79% (b)	3,632,168	3,632,168
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	1,771,000	1,771,000
TOTAL MONEY MARKET FUNDS (Cost $5,403,168)		5,403,168
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $391,620,487)	463,925,511
NET OTHER ASSETS - 0.2%	948,346
NET ASSETS - 100%	$464,873,857
Legend
(a)Non-income producing

(b)Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c)Includes investment made with cash collateral received from securities on loan.
(d)Security or a portion of the security is on loan at period end.
Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $41,732,000 of which $12,017,000, $324,000 and $29,391,000 will expire on October 31, 2006, 2007 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Southeast Asia

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $1,714,075) (cost $391,620,487) - See accompanying schedule		$463,925,511
Foreign currency held at value (cost $1,424,122)		1,441,362
Receivable for investments sold		276,584
Receivable for fund shares sold		2,755,073
Dividends receivable		95,476
Interest receivable		4,124
Other affiliated receivables		944
Other receivables		58,942
Total assets		468,558,016

Liabilities
Payable for investments purchased	$850,063
Payable for fund shares redeemed	485,953
Accrued management fee	259,991
Other affiliated payables	122,850
Other payables and accrued expenses	194,302
Collateral on securities loaned, at value	1,771,000
Total liabilities		3,684,159

Net Assets		$464,873,857
Net Assets consist of:
Paid in capital		$433,167,648
Undistributed net investment income		1,979,507
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(42,605,383)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		72,332,085
Net Assets, for 31,252,118 shares outstanding		$464,873,857
Net Asset Value, offering price and redemption price per share ($464,873,857 ÷ 31,252,118 shares)		$14.87

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$12,329,800
Interest		100,024
Security lending		2,070
		12,431,894
Less foreign taxes withheld		(1,620,495)
Total income		10,811,399

Expenses
Management fee Basic fee	$3,385,553
Performance adjustment	(62,265)
Transfer agent fees	1,222,510
Accounting and security lending fees	239,188
Non-interested trustees' compensation	2,948
Custodian fees and expenses	677,636
Registration fees	42,471
Audit	85,599
Legal	1,707
Interest	630
Miscellaneous	31,548
Total expenses before reductions	5,627,525
Expense reductions	(17,457)	5,610,068
Net investment income (loss)		5,201,331
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (net of foreign taxes of $1,363,330)	56,728,550
Foreign currency transactions	(603,792)
Total net realized gain (loss)		56,124,758
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,039,225)	(34,442,688)
Assets and liabilities in foreign currencies	31,945
Total change in net unrealized appreciation (depreciation)		(34,410,743)
Net gain (loss)		21,714,015
Net increase (decrease) in net assets resulting from operations		$26,915,346

See accompanying notes which are an integral part of the financial statements.

Annual Report

Southeast Asia
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,201,331	$3,767,890
Net realized gain (loss)	56,124,758	18,709,030
Change in net unrealized appreciation (depreciation)	(34,410,743)	79,807,436
Net increase (decrease) in net assets resulting from operations	26,915,346	102,284,356
Distributions to shareholders from net investment income	(3,836,810)	(1,964,939)
Share transactions Proceeds from sales of shares	224,915,681	125,005,217
Reinvestment of distributions	3,688,981	1,889,991
Cost of shares redeemed	(182,949,102)	(77,651,168)
Net increase (decrease) in net assets resulting from share transactions	45,655,560	49,244,040
Redemption fees	585,457	339,680
Total increase (decrease) in net assets	69,319,553	149,903,137

Net Assets
Beginning of period	395,554,304	245,651,167
End of period (including undistributed net investment income of $1,979,507 and undistributed net investment income of $2,419,271, respectively)	$464,873,857	$395,554,304
Other Information Shares
Sold	14,904,527	11,009,396
Issued in reinvestment of distributions	264,130	181,730
Redeemed	(12,752,681)	(7,021,142)
Net increase (decrease)	2,415,976	4,169,984

Financial Highlights

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$13.72	$9.96	$9.10	$11.74	$12.15
Income from Investment Operations
Net investment income (loss) C	.16	.15	.06	.03	(.04)
Net realized and unrealized gain (loss)	1.10	3.68	.81	(2.68)	(.38)
Total from investment operations	1.26	3.83	.87	(2.65)	(.42)
Distributions from net investment income	(.13)	(.08)	(.03)	-	(.02)
Redemption fees added to paid in capital C	.02	.01	.02	.01	.03
Net asset value, end of period	$14.87	$13.72	$9.96	$9.10	$11.74
Total Return A, B	9.39%	38.81%	9.75%	(22.49)%	(3.24)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.21%	1.32%	1.54%	1.55%	1.37%
Expenses net of voluntary waivers, if any	1.21%	1.32%	1.54%	1.55%	1.37%
Expenses net of all reductions	1.20%	1.32%	1.50%	1.52%	1.35%
Net investment income (loss)	1.11%	1.35%	.54%	.24%	(.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$464,874	$395,554	$245,651	$206,012	$290,998
Portfolio turnover rate	131%	115%	131%	91%	88%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. Certain funds' investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, each fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Canada	$326,861,988	$100,840,062	$(4,516,507)	$96,323,555
China Region	264,367,485	39,039,846	(8,392,846)	30,647,000
Emerging MarketsA	531,234,738	80,685,683	(24,803,236)	55,882,447
Europe	1,666,136,781	291,900,993	(12,002,836)	279,898,157
Europe Capital Appreciation	376,049,052	51,779,429	(5,054,246)	46,725,183
Japan	705,233,783	56,910,869	(28,243,473)	28,667,396
Japan Smaller Companies	1,260,006,058	282,909,473	(50,045,528)	232,863,945
Latin America	248,389,667	117,700,569	(4,248,179)	113,452,390
Nordic	104,325,753	21,688,207	(5,920,886)	15,767,321
Pacific Basin	434,412,941	51,675,140	(17,847,155)	33,827,985
Southeast Asia	392,555,144	83,942,970	(12,572,603)	71,370,367
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Canada	$604,553	$-	$(16,889,215)
China Region	4,125,508	-	(21,989,888)
Emerging MarketsA	3,125,593	-	(427,327,186)
Europe	10,108,884	-	(93,906,199)
Europe Capital Appreciation	4,029,176	-	(18,785,243)
Japan	-	-	(72,544,615)
Japan Smaller Companies	1,783,089	3,981,793	-
Latin America	5,896,049	-	(61,123,042)
Nordic	1,106,657	-	(6,515,410)
Pacific Basin	4,687,361	-	(43,207,928)
Southeast Asia	2,067,876	-	(41,732,035)

ATax information based on the fund's tax year end of September 30, 2004.

The tax character of distributions paid was as follows:

October 31, 2004	Ordinary Income	Long-term Capital Gains	Return of Capital	Total
Canada	$959,083	$-	$-	$959,083
China Region	4,174,789	-	-	4,174,789
Emerging Markets	5,261,351	-	-	5,261,351
Europe	15,656,206	-	-	15,656,206
Europe Capital Appreciation	4,908,750	-	-	4,908,750
Japan	461,710	-	-	461,710
Japan Smaller Companies	1,684,858	-	-	1,684,858
Latin America	3,905,133	-	-	3,905,133
Nordic	633,291	-	-	633,291
Pacific Basin	3,891,845	-	-	3,891,845
Southeast Asia	3,836,810	-	-	3,836,810

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

October 31, 2003	Ordinary Income	Long-term Capital Gains	Return of Capital	Total
Canada	$173,335	$-	$-	$173,335
China Region	1,902,675	-	-	1,902,675
Emerging Markets	1,836,578	-	-	1,836,578
Europe	6,786,170	-	-	6,786,170
Europe Capital Appreciation	5,760,355	-	-	5,760,355
Japan	-	-	-	-
Japan Smaller Companies	-	-	-	-
Latin America	2,628,539	-	-	2,628,539
Nordic	575,077	-	-	575,077
Pacific Basin	-	-	-	-
Southeast Asia	1,964,939	-	-	1,964,939

Short-Term Trading (Redemption) Fees. Shares held in Canada, China Region, Emerging Markets, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin and Southeast Asia less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. Shares held in Europe and Europe Capital Appreciation less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the funds and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable fund's Schedule of Investments.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in each applicable fund's Statements of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below:

	Purchases ($)	Sales ($)
Canada	300,123,982	130,970,087
China Region	354,365,733	288,173,912
Emerging Markets	728,714,156	610,261,944
Europe	1,803,852,671	1,612,506,633
Europe Capital Appreciation	463,665,219	520,688,769
Japan	706,071,465	600,232,066
Japan Smaller Companies	969,786,668	634,194,523
Latin America	124,742,723	69,695,527
Nordic	104,229,999	89,692,378
Pacific Basin	646,415,332	625,224,656
Southeast Asia	643,530,017	599,081,016

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Canada, Europe, Europe Capital Appreciation, Japan, Pacific Basin, and Southeast Asia is subject to a performance adjustment (up to a maximum ±.20% of each applicable fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each fund's relative investment performance as compared to an appropriate benchmark index. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets, including the performance adjustment, if applicable was as follows:

	Individual Rate	Group Rate	Total
Canada	.45%	.28%	.81%
China Region	.45%	.28%	.73%
Emerging Markets	.45%	.28%	.72%
Europe	.45%	.28%	.76%
Europe Capital Appreciation	.45%	.28%	.85%
Japan	.45%	.28%	.67%
Japan Smaller Companies	.45%	.28%	.72%
Latin America	.45%	.28%	.72%
Nordic	.45%	.28%	.72%
Pacific Basin	.45%	.28%	.74%
Southeast Asia	.45%	.28%	.71%

Sales Load. Shares of Canada, Europe, and Pacific Basin purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption. For the period, sales charge amounts retained by Fidelity Distributors Corporation (FDC), an affiliate of FMR, were as follows:

Retained by FDC
Canada	$959
Europe	19,308
Pacific Basin	4,494

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Canada	.27%
China Region	.28%
Emerging Markets	.30%
Europe	.26%
Europe Capital Appreciation	.25%
Japan	.25%
Japan Smaller Companies	.21%
Latin America	.28%
Nordic	.32%
Pacific Basin	.29%
Southeast Asia	.26%

Accounting and Security Lending Fees. FSC maintains each fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Canada	$90,954
China Region	103,912
Emerging Markets	182,575
Europe	721,923
Europe Capital Appreciation	308,781
Japan	95,717
Japan Smaller Companies	865,858
Latin America	53,882
Nordic	25,350
Pacific Basin	148,399
Southeast Asia	66,844

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Canada	$333
Emerging Markets	1,971
Europe Capital Appreciation	1,840
Latin America	3,457

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
China Region	Borrower	$4,396,400	1.17%	$716
Emerging Markets	Borrower	5,039,000	1.34%	1,124
Europe	Borrower	6,484,000	1.12%	202
Latin America	Borrower	2,153,667	1.12%	402
Southeast Asia	Borrower	4,990,000	1.14%	630

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition,through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody expense reduction	Transfer Agent expense reduction

Canada	$163,340	$4,786	$973
China Region	13,072	439	-
Emerging Markets	280,177	-	908
Europe	1,085,629	1,348	9,006
Europe Capital Appreciation	293,878	-	-
Japan	-	-	2,096
Japan Smaller Companies	-	112	792
Latin America	60,987	-	-
Nordic	37,074	1,697	-
Pacific Basin	11,420	351	676
Southeast Asia	17,312	-	145

Annual Report

8. Other Information.

At the end of the period, FMR or its affiliates and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares of the following funds:

	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
Canada	-	1	11%
Japan Smaller Companies	17%	-	-
Pacific Basin	-	1	12%

At the end of the period, Fidelity Freedom Fund 2020 was the owner of record of approximately 19% and 13% of the total outstanding shares of Europe and Japan, respectively. Fidelity Freedom Fund 2030 was the owner of record of approximately 14% of the total outstanding shares of Europe. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 49%, 33% and 25% of the total outstanding shares of Europe, Japan and Southeast Asia, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of:

Fidelity Canada Fund,

Fidelity China Region Fund,

Fidelity Emerging Markets Fund,

Fidelity Europe Fund,

Fidelity Japan Fund,

Fidelity Japan Smaller Companies Fund,

Fidelity Latin America Fund,

Fidelity Nordic Fund,

Fidelity Pacific Basin Fund,

Fidelity Southeast Asia Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund and Fidelity Southeast Asia Fund (funds of Fidelity Investment Trust) at October 31, 2004 and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2004

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Investment Trust (the Trust) including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Europe Capital Appreciation Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 300 funds advised by FMR or an affiliate. Mr. McCoy oversees 302 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more informtation about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Canada (2001), China Region (2001), Emerging Markets (2001), Europe (2001), Europe Capital Appreciation (2001), Japan (2001), Japan Smaller Companies (2001), Latin America (2001), Nordic (2001), Pacific Basin (2001), and Southeast Asia (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

*Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

**Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), and Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Investment Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2001

Vice President of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Ian R. Hart (37)

Year of Election or Appointment: 2001

Vice President of Europe Capital Appreciation. Prior to his current responsibilities, Mr. Hart served as as an equity analyst covering international securities for FMR.

Maxime Lemieux (30)

Year of Election or Appointment: 2002

Vice President of Canada. Prior to his current responsibilities, Mr. Lemieux managed a variety of Fidelity funds. Mr. Lemieux also serves as Vice President of FMR (2002) and FMR Co., Inc. (2002).

Allan Liu (43)
Year of Election or Appointment: 1995 Vice President of Southeast Asia. Prior to his current responsibilities, Mr. Liu managed a variety of Fidelity funds.
Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

Year of Election or Appointment: 1986, 1987, 1990, 1992, 1993, or 1995

Assistant Treasurer of Canada (1987), China Region (1995), Emerging Markets (1990), Europe (1986), Europe Capital Appreciation (1993), Japan (1992), Japan Smaller Companies (1995), Latin America (1993), Nordic (1995), Pacific Basin (1986), and Southeast Asia (1993). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Europe	12/06/04	12/03/04	$.09	$.08
Europe Capital Appreciation	12/13/04	12/10/04	$.17	$.06
Japan Smaller Companies	12/13/04	12/10/04	$.01	$.05
Pacific Basin	12/13/04	12/10/04	$.08	$.13

A percentange of the dividends distributed in December during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Canada	100%
China Region	43%
Emerging Markets	89%
Europe	95%
Europe Capital Appreciation	100%
Japan	100%
Japan Smaller Companies	100%
Latin America	100%
Nordic	84%
Pacific Basin	82%
Southeast Asia	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Canada	12/08/03	$.073	$.015
China Region	12/08/03	$.166	$.011
Emerging Markets	12/15/03	$.058	$.020
Europe	12/08/03	$.187	$.028
Europe Capital Appreciation	12/15/03	$.139	$.034
Japan	12/08/03	$.007	$.005
Japan Smaller Companies	12/15/03	$.006	$.004
Latin America	12/15/03	$.144	$.023
Nordic	12/15/03	$.117	$.019
Pacific Basin	12/15/03	$.071	$.014
Southeast Asia	12/08/03	$.105	$.052

The funds will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on October 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	15,718,325,709.37	74.142
Against	3,816,318,151.70	18.001
Abstain	840,597,158.37	3.965
Broker Non-Votes	825,022,241.94	3.892
TOTAL	21,200,263,261.38	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	20,046,954,592.62	94.560
Withheld	1,153,308,668.76	5.440
TOTAL	21,200,263,261.38	100.000
Ralph F. Cox
Affirmative	20,022,775,321.09	94.446
Withheld	1,177,487,940.29	5.554
TOTAL	21,200,263,261.38	100.000
Laura B. Cronin
Affirmative	20,020,502,157.24	94.435
Withheld	1,179,761,104.14	5.565
TOTAL	21,200,263,261.38	100.000
Dennis J. Dirks B
Affirmative	20,051,128,100.47	94.580
Withheld	1,149,135,160.91	5.420
TOTAL	21,200,263,261.38	100.000
Robert M. Gates
Affirmative	20,029,013,552.52	94.475
Withheld	1,171,249,708.86	5.525
TOTAL	21,200,263,261.38	100.000
George H. Heilmeier
Affirmative	20,064,274,525.78	94.642
Withheld	1,135,988,735.60	5.358
TOTAL	21,200,263,261.38	100.000
Abigail P. Johnson
Affirmative	19,965,491,863.72	94.176
Withheld	1,234,771,397.66	5.824
TOTAL	21,200,263,261.38	100.000
Edward C. Johnson 3d
Affirmative	19,910,643,140.70	93.917
Withheld	1,289,620,120.68	6.083
TOTAL	21,200,263,261.38	100.000
	# of Votes	% of Votes
Donald J. Kirk
Affirmative	20,034,697,704.85	94.502
Withheld	1,165,565,556.53	5.498
TOTAL	21,200,263,261.38	100.000
Marie L. Knowles
Affirmative	20,071,617,016.84	94.676
Withheld	1,128,646,244.54	5.324
TOTAL	21,200,263,261.38	100.000
Ned C. Lautenbach
Affirmative	20,069,374,137.98	94.666
Withheld	1,130,889,123.40	5.334
TOTAL	21,200,263,261.38	100.000
Marvin L. Mann
Affirmative	20,034,126,102.77	94.499
Withheld	1,166,137,158.61	5.501
TOTAL	21,200,263,261.38	100.000
William O. McCoy
Affirmative	20,046,749,092.57	94.559
Withheld	1,153,514,168.81	5.441
TOTAL	21,200,263,261.38	100.000
Robert L. Reynolds
Affirmative	20,051,009,814.32	94.579
Withheld	1,149,253,447.06	5.421
TOTAL	21,200,263,261.38	100.000
Cornelia M. Small B
Affirmative	20,037,030,750.74	94.513
Withheld	1,163,232,510.64	5.487
TOTAL	21,200,263,261.38	100.000
William S. Stavropoulos
Affirmative	20,037,089,868.63	94.513
Withheld	1,163,173,392.75	5.487
TOTAL	21,200,263,261.38	100.000
PROPOSAL 4
To amend each fund's fundamental investment limitation concerning lending.
Fidelity Canada Fund
	# of Votes	% of Votes
Affirmative	116,626,084.84	72.757
Against	28,003,217.91	17.469
Abstain	10,310,731.96	6.433
Broker Non-Votes	5,356,159.29	3.341
TOTAL	160,296,194.00	100.000
Fidelity China Region Fund
	# of Votes	% of Votes
Affirmative	105,066,437.03	72.908
Against	21,007,265.22	14.577
Abstain	8,477,111.56	5.883
Broker Non-Votes	9,557,444.88	6.632
TOTAL	144,108,258.69	100.000
Fidelity Emerging Markets Fund
	# of Votes	% of Votes
Affirmative	242,993,497.88	81.492
Against	29,252,850.19	9.810
Abstain	16,161,277.38	5.421
Broker Non-Votes	9,770,232.56	3.277
TOTAL	298,177,858.01	100.000
Fidelity Europe Fund
	# of Votes	% of Votes
Affirmative	883,037,285.97	76.070
Against	185,896,638.38	16.015
Abstain	75,320,141.59	6.488
Broker Non-Votes	16,564,035.20	1.427
TOTAL	1,160,818,101.14	100.000
Fidelity Europe Capital Appreciation Fund
	# of Votes	% of Votes
Affirmative	178,277,625.62	76.598
Against	31,385,095.21	13.485
Abstain	13,324,009.05	5.724
Broker Non-Votes	9,759,742.50	4.193
TOTAL	232,746,472.38	100.000
Fidelity Japan Fund
	# of Votes	% of Votes
Affirmative	381,446,885.43	82.548
Against	49,657,975.92	10.746
Abstain	16,443,259.29	3.559
Broker Non-Votes	14,543,280.04	3.147
TOTAL	462,091,400.68	100.000
Fidelity Japan Smaller Companies Fund
	# of Votes	% of Votes
Affirmative	656,550,099.35	74.073
Against	105,458,504.16	11.898
Abstain	27,013,266.47	3.048
Broker Non-Votes	97,328,947.82	10.981
TOTAL	886,350,817.80	100.000
Fidelity Latin America Fund
	# of Votes	% of Votes
Affirmative	112,504,025.28	71.851
Against	27,339,058.20	17.460
Abstain	7,639,966.38	4.880
Broker Non-Votes	9,095,057.40	5.809
TOTAL	156,578,107.26	100.000
Fidelity Nordic Fund
	# of Votes	% of Votes
Affirmative	43,674,584.03	73.204
Against	9,878,293.73	16.557
Abstain	3,736,610.46	6.263
Broker Non-Votes	2,372,359.50	3.976
TOTAL	59,661,847.72	100.000
Fidelity Pacific Basin Fund
	# of Votes	% of Votes
Affirmative	179,950,432.38	77.050
Against	30,533,507.02	13.074
Abstain	12,009,294.04	5.142
Broker Non-Votes	11,056,307.10	4.734
TOTAL	233,549,540.54	100.000
Fidelity Southeast Asia Fund
	# of Votes	% of Votes
Affirmative	208,314,049.23	76.411
Against	37,751,579.24	13.848
Abstain	14,524,544.67	5.327
Broker Non-Votes	12,032,725.50	4.414
TOTAL	272,622,898.64	100.000
ADenotes trust-wide proposals and voting results. BEffective January 1, 2005.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
Fidelity Gestion (FIGEST)
Europe Fund

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund, Southeast Asia Fund

Brown Brothers Harriman & Co.
Boston, MA

Canada Fund, China Region Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund

Fidelity's International Equity Funds

Aggressive International Fund

Canada Fund

China Region Fund

Diversified International Fund

Emerging Markets Fund

Europe Fund

Europe Capital Appreciation Fund

Global Balanced Fund

International Discovery Fund

International Small Cap Fund

Japan Fund

Japan Smaller Companies Fund

Latin America Fund

Nordic Fund

Overseas Fund

Pacific Basin Fund

Southeast Asia Fund

Worldwide Fund

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
www.fidelity.com

The Fidelity Telephone Connection

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and Account Assistance1-800-544-6666

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Please carefully consider the funds' investment objectives, risks, charges and expenses before investing. For this and other information, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

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Fidelity Investments

P.O. Box 193

Boston, MA 02101

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TIF-UANNPRO-1204

1.784781.101

Printed on Recycled Paper

Fidelity®

International Discovery Fund

Fund

(formerly Fidelity®
International Growth & Income Fund)

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	6	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	9	An example of shareholder expenses.
Investment Changes	11	A summary of major shifts in the fund's investments over the past six months.
Investments	13	A complete list of the fund's investments with their market values.
Financial Statements	24	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	30	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	38
Trustees and Officers	39
Distributions	51
Proxy Voting Results	52

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED ·MAY LOSE VALUE ·NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Discovery Fund	16.65%	3.68%	8.01%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery Fund on October 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital InternationalSM EAFE Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Bill Kennedy, who became Portfolio Manager of Fidelity® International Discovery Fund on October 4, 2004

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

For the 12 months ending October 31, 2004, Fidelity International Discovery Fund was up 16.65%, trailing the MSCI EAFE index, but outperforming the 16.12% gain of the LipperSM International Funds Average. Overweighting technology and Japanese financial stocks caused a significant portion of the fund's performance shortfall relative to its index. More specifically, semiconductor company UMC Japan and Japanese brokerage firm Nikko Cordial performed poorly. From a geographical perspective, the fund lost ground in Switzerland due to an overweighting in two insurance companies, Swiss Life and Converium. On the positive side, the fund was pretty successful in owning strong-performing stocks not included in the index, such as India-based software company Infosys Technologies, South African telecommunication services provider MTN Group and Banco Itau Holding Financeira, a Brazilian private banking firm. Good security selection in the banking industry relative to the index was the fund's biggest bright spot; a notable contribution came from holdings in Danske Bank, Denmark's largest bank. The fund's European positions outperformed those in the index by more than one percentage point.

Note to shareholders: On October 1, 2004, Fidelity International Growth & Income Fund was renamed Fidelity International Discovery Fund.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on redemptions of shares purchased prior to October 12, 1990, and redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Actual	$1,000.00	$1,038.10	$5.74
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.30	$5.70

*Expenses are equal to the Fund's annualized expense ratio of 1.12%; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2004
United Kingdom16.6%
Japan15.0%
France11.5%
Germany10.6%
Switzerland7.0%
United States of America5.0%
Italy4.9%
Hong Kong3.4%
Netherlands3.4%
Other22.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2004
Japan20.2%
United Kingdom16.1%
France11.1%
Switzerland9.2%
Germany7.9%
Netherlands5.5%
United States of America4.5%
Italy3.7%
Spain2.5%
Other19.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	96.2	97.5
Bonds	0.0	0.6
Short-Term Investments and Net Other Assets	3.8	1.9
Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
BP PLC sponsored ADR (United Kingdom, Oil & Gas)	2.9	2.2
Total SA Series B (France, Oil & Gas)	2.3	2.3
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	2.2	2.5
HSBC Holdings PLC (Hong Kong) (Reg.) (United Kingdom, Commercial Banks)	1.9	0.6
Allianz AG (Reg.) (Germany, Insurance)	1.7	1.5
Deutsche Telekom AG sponsored ADR (Germany, Diversified Telecommunication Services)	1.5	1.0
Shell Transport & Trading Co. PLC (Reg.) (United Kingdom, Oil & Gas)	1.4	1.7
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.4	1.4
Novartis AG (Reg.) (Switzerland, Pharmaceuticals)	1.3	1.5
ENI Spa sponsored ADR (Italy, Oil & Gas)	1.1	0.9
	17.7
Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.7	26.6
Consumer Discretionary	17.4	14.7
Health Care	9.5	10.0
Telecommunication Services	9.3	9.7
Energy	8.5	7.9
Industrials	7.5	5.3
Consumer Staples	6.9	5.3
Information Technology	5.6	13.2
Materials	3.0	2.1
Utilities	2.7	1.8

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 93.1%
	Shares	Value (Note 1) (000s)
Australia - 3.3%
BHP Billiton Ltd.	1,731,800	$17,898
CSL Ltd.	269,050	5,802
Macquarie Airports Fund	2,806,400	5,947
Macquarie Bank Ltd.	320,200	9,492
News Corp. Ltd. ADR	350,000	11,291
Pacific Brands Ltd.	2,969,390	6,892
Publishing & Broadcasting Ltd.	451,648	4,947
Southcorp Ltd. (a)	1,725,500	4,651
Westfield Group unit (a)	573,500	6,441
TOTAL AUSTRALIA		73,361
Austria - 0.3%
Bank Austria Creditanstalt AG	77,275	5,737
Belgium - 0.3%
Delhaize Group	106,870	6,887
Bermuda - 0.2%
Ship Finance International Ltd.	256,900	5,164
Brazil - 1.6%
Banco Bradesco SA sponsored ADR	157,500	9,587
Banco Itau Holding Financeira SA (PN)	102,307	12,362
Tele Leste Celular Participacoes SA sponsored ADR (a)	2,478	28
Tele Norte Leste Participacoes SA ADR	533,300	6,976
Telebras sponsored ADR	215,500	5,681
TIM Participacoes SA sponsored ADR	19,957	283
TOTAL BRAZIL		34,917
China - 0.3%
China Telecom Corp. Ltd.:
(H Shares)	5,406,000	1,732
sponsored ADR	81,880	2,623
Global Bio-Chem Technology Group Co. Ltd.	3,216,000	2,520
TOTAL CHINA		6,875
Denmark - 2.2%
Danske Bank AS	812,100	22,758
GN Store Nordic AS	1,206,400	12,256
Novo Nordisk AS ADR	193,000	9,640
TDC AS	83,300	3,091
TOTAL DENMARK		47,745
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Estonia - 0.2%
Hansabank SA	348,949	$3,528
Finland - 0.8%
Fortum Oyj	378,200	5,808
Nokia Corp. sponsored ADR	449,100	6,925
Sampo Oyj (A Shares)	478,000	5,713
TOTAL FINLAND		18,446
France - 11.5%
Alcatel SA sponsored ADR (a)	962,800	14,067
Assurances Generales France SA (Bearer)	71,665	4,787
AXA SA	460,400	9,968
Bacou Dalloz	70,199	5,412
BNP Paribas SA	334,727	22,852
CNP Assurances	232,900	15,901
Credit Agricole SA	471,308	13,854
Dassault Systemes SA sponsored ADR	111,400	5,642
Eiffage SA	73,862	7,368
France Telecom SA sponsored ADR (c)	698,107	20,071
Medidep SA (a)	212,874	5,925
Orpea (a)	249,764	7,399
Pernod-Ricard	89,500	12,427
Renault SA	54,600	4,584
Rhodia SA ADR	2,000,000	3,540
Sanofi-Aventis sponsored ADR	308,000	11,242
Snecma (c)	357,727	7,645
Suez SA (France)	369,045	8,652
Total SA Series B	243,444	50,773
Vivendi Universal SA (a)	75,000	2,057
Vivendi Universal SA sponsored ADR (a)	662,000	18,159
TOTAL FRANCE		252,325
Germany - 9.7%
Adidas-Salomon AG	85,854	12,034
Allianz AG (Reg.)	342,930	36,522
BASF AG sponsored ADR	157,900	9,921
Bijou Brigitte Modische Accessoires AG	50,800	5,987
Celesio AG	131,900	9,592
DAB Bank AG (a)	535,292	3,281
Deutsche Telekom AG sponsored ADR (a)	1,726,600	33,272
E.ON AG	195,600	15,951
Fielmann AG	87,559	5,506
Freenet.de AG (a)(c)	157,707	3,189
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Germany - continued
Fresenius AG	84,227	$7,825
HeidelbergCement AG	178,160	8,796
Hochtief AG	294,207	7,831
Hypo Real Estate Holding AG (a)	477,068	17,900
K&S AG	75,900	3,172
Pfleiderer AG (a)	598,363	5,306
RWE AG	255,519	13,577
Siemens AG sponsored ADR	134,700	10,067
United Internet AG	133,282	3,253
TOTAL GERMANY		212,982
Greece - 1.1%
Cosmote Mobile Telecommunications SA	135,300	2,452
EFG Eurobank Ergasias SA	228,750	6,276
Greek Organization of Football Prognostics SA	268,230	5,485
Public Power Corp. of Greece	365,050	9,091
TOTAL GREECE		23,304
Hong Kong - 3.4%
Cheung Kong Holdings Ltd.	594,000	4,922
CNOOC Ltd. sponsored ADR	160,000	8,288
Cosco Pacific Ltd.	5,114,000	8,837
Esprit Holdings Ltd.	2,491,000	13,313
Hengan International Group Co. Ltd.	4,850,000	2,586
Hutchison Whampoa Ltd.	1,234,000	9,473
Paul Y-ITC Construction Holdings Ltd.	12,952,000	1,914
Shun Tak Holdings Ltd.	3,212,000	1,991
Sino Land Co.	7,398,000	6,320
Techtronic Industries Co. Ltd.	5,600,000	11,152
Wharf Holdings Ltd.	1,509,000	4,963
TOTAL HONG KONG		73,759
India - 1.4%
Bank of Baroda	1,375,000	4,672
Infosys Technologies Ltd.	416,486	17,513
State Bank of India	721,022	7,542
TOTAL INDIA		29,727
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Indonesia - 0.4%
PT Indosat Tbk	9,163,500	$4,765
PT Telkomunikasi Indonesia Tbk Series B	9,329,000	4,466
TOTAL INDONESIA		9,231
Ireland - 1.2%
Allied Irish Banks PLC	556,082	9,720
C&C Group PLC	1,151,300	3,772
Independent News & Media PLC (Ireland)	3,153,642	9,201
Jurys Doyle Hotel Group PLC (Ireland)	341,800	4,566
TOTAL IRELAND		27,259
Italy - 3.8%
Assicurazioni Generali Spa	200,000	5,956
Autostrade Spa	345,500	7,583
Banche Popolari Unite Scarl	263,700	4,704
Banco Popolare di Verona e Novara	470,900	8,376
Buzzi Unicem Spa (c)	407,172	5,574
Cassa Di Risparmio Di Firenze	2,248,700	4,400
Davide Campari-Milano Spa	299,418	17,036
ENI Spa sponsored ADR	215,200	24,625
Lottomatica Spa New	63,987	1,932
Telecom Italia Spa	1,051,687	3,513
TOTAL ITALY		83,699
Japan - 13.9%
Aisin Seiki Co. Ltd.	257,500	5,778
Asahi Breweries Ltd.	614,100	6,336
Canon, Inc.	229,000	11,335
Circle K Sunkus Co. Ltd. (a)	199,100	4,788
Daiwa Securities Group, Inc.	984,000	6,043
Don Quijote Co. Ltd.	41,400	2,488
East Japan Railway Co.	2,065	10,868
FamilyMart Co. Ltd.	183,000	4,919
Fancl Corp.	14,900	549
Fuji Photo Film Co. Ltd.	169,000	5,781
Honda Motor Co. Ltd.	200,100	9,721
Ito Yokado Ltd.	220,500	7,917
JAFCO Co. Ltd.	116,400	5,994
Matsushita Electric Industrial Co. Ltd.	474,000	6,878
Millea Holdings, Inc.	557	7,368
Mitsubishi Tokyo Financial Group, Inc. (MTFG)	1,304	11,071
Mizuho Financial Group, Inc.	2,704	10,450
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Nichicon Corp.	385,000	$4,449
Nikko Cordial Corp.	2,172,000	9,728
Nippon Chemi-con Corp.	1,554,000	7,606
Nippon Oil Corp.	648,000	4,121
Nishi-Nippon City Bank Ltd.	1,416,300	6,303
Nishimatsuya Chain Co. Ltd.	59,100	2,044
Nissan Motor Co. Ltd.	540,700	6,105
Nomura Holdings, Inc.	490,000	5,963
Ricoh Co. Ltd.	610,000	11,412
Sanden Corp.	811,000	5,303
Sanken Electric Co. Ltd.	728,000	8,516
SFCG Co. Ltd.	67,670	14,246
Shinko Electric Industries Co.Ltd.	62,700	1,813
Sumitomo Electric Industries Ltd.	982,000	9,325
Sumitomo Forestry Co. Ltd.	448,000	4,250
Sumitomo Mitsui Financial Group, Inc. (c)	2,467	16,060
Takeda Pharamaceutical Co. Ltd.	90,300	4,368
Toyo Ink Manufacturing Co. Ltd.	829,000	2,859
Toyota Motor Corp.	573,200	22,237
Toys R Us Japan Ltd.	49,500	842
UFJ Holdings, Inc. (a)	2,868	13,333
USS Co. Ltd.	55,960	4,531
Yamanouchi Pharmaceutical Co. Ltd.	249,300	9,163
Yamato Transport Co. Ltd.	708,000	9,560
York-Benimaru Co. Ltd.	77,000	1,943
TOTAL JAPAN		304,364
Korea (South) - 1.6%
AmorePacific Corp.	10,950	2,142
Hyundai Motor Co.	114,720	5,564
LG Electronics, Inc.	141,430	7,984
NCsoft Corp. (a)	77,410	7,399
Shinhan Financial Group Co. Ltd.	409,370	8,063
Shinsegae Co. Ltd.	15,900	4,474
TOTAL KOREA (SOUTH)		35,626
Luxembourg - 0.4%
Millicom International Cellular SA (a)	249,800	4,964
Stolt-Nielsen SA Class B sponsored ADR (a)	195,300	4,111
TOTAL LUXEMBOURG		9,075
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Netherlands - 3.4%
EADS NV	473,800	$13,551
Efes Breweries International NV unit	6,200	172
ING Groep NV (Certificaten Van Aandelen)	530,444	14,126
Koninklijke Numico NV (Certificaten Van Aandelen) (a)	103,400	3,496
Koninklijke Philips Electronics NV (NY Shares)	286,500	6,824
Randstad Holdings NV	198,700	6,715
Versatel Telecom International NV (a)(c)	1,238,741	2,600
VNU NV	269,775	7,391
Vopak NV	377,284	6,885
Wolters Kluwer NV (Certificaten Van Aandelen)	651,756	11,919
TOTAL NETHERLANDS		73,679
New Zealand - 0.3%
The Warehouse Group Ltd.	2,168,944	6,058
Norway - 0.3%
TANDBERG Television ASA (a)	830,400	6,033
Philippines - 0.4%
Philippine Long Distance Telephone Co. sponsored ADR (a)(c)	338,000	8,484
Portugal - 0.8%
Banco Comercial Portugues SA (Reg.)	1,771,912	4,195
Electricidade de Portugal SA	2,537,763	7,534
Portugal Telecom SGPS SA (Reg.)	561,927	6,350
TOTAL PORTUGAL		18,079
Singapore - 0.7%
DBS Group Holdings Ltd.	659,000	6,182
HTL International Holdings Ltd.	5,750,000	4,080
Oversea-Chinese Banking Corp. Ltd.	566,000	4,697
TOTAL SINGAPORE		14,959
South Africa - 0.5%
Massmart Holdings Ltd.	512,106	3,595
MTN Group Ltd.	443,000	2,420
Standard Bank Group Ltd.	522,700	4,613
TOTAL SOUTH AFRICA		10,628
Spain - 2.0%
Altadis SA (Spain)	310,500	11,432
Antena 3 Television SA (a)	138,689	8,936
Gestevision Telecinco SA	251,615	4,820
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Spain - continued
Inditex SA	342,000	$8,718
Telefonica SA sponsored ADR	220,976	11,011
TOTAL SPAIN		44,917
Sweden - 1.8%
Eniro AB	897,500	7,612
Gambro AB (A Shares)	808,850	9,461
Hennes & Mauritz AB (H&M) (B Shares)	307,200	8,967
OMX AB (a)	658,700	7,798
Telefonaktiebolaget LM Ericsson ADR (a)	215,900	6,242
TOTAL SWEDEN		40,080
Switzerland - 7.0%
Actelion Ltd. (Reg.) (a)	61,976	7,112
Compagnie Financiere Richemont unit	485,938	13,819
Credit Suisse Group (Reg.)	443,600	15,202
Nestle SA (Reg.)	83,404	19,789
Nobel Biocare Holding AG (Switzerland)	5,200	853
Novartis AG (Reg.)	601,520	28,879
Phonak Holding AG	339,311	10,659
Roche Holding AG (participation certificate)	288,465	29,576
Sika AG (Bearer)	12,200	7,532
UBS AG (NY Shares)	284,650	20,634
TOTAL SWITZERLAND		154,055
Taiwan - 0.5%
Far EasTone Telecommunications Co. Ltd.	2,576,000	2,750
Hon Hai Precision Industries Co. Ltd.	1,053,498	3,874
United Microelectronics Corp. (a)	7,074,272	4,273
TOTAL TAIWAN		10,897
Thailand - 0.0%
Thai Oil PCL (a)	444,300	446
United Kingdom - 16.6%
Aegis Group PLC	2,000,700	3,750
Allied Domecq PLC	877,380	7,816
AstraZeneca PLC sponsored ADR	391,100	16,113
BAE Systems PLC	3,489,009	15,276
BP PLC sponsored ADR	1,110,700	64,696
Bristol Water Group PLC	88,690	846
British Land Co. PLC	627,900	8,596
Carnival PLC	106,600	5,654
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Enterprise Inns PLC	505,225	$5,747
FirstGroup PLC	826,900	4,369
Hilton Group PLC	1,687,900	7,995
HSBC Holdings PLC (Hong Kong) (Reg.)	2,555,800	41,419
Invensys PLC (a)	9,489,400	2,659
Kesa Electricals PLC	1,247,500	6,236
Next PLC	431,400	13,239
Rank Group PLC	1,748,307	9,189
Reckitt Benckiser PLC	221,900	6,092
Reuters Group PLC sponsored ADR	328,700	13,444
Rio Tinto PLC sponsored ADR	58,400	6,208
Royal Bank of Scotland Group PLC	477,300	14,078
Shell Transport & Trading Co. PLC (Reg.)	3,998,400	31,494
Signet Group PLC	3,059,800	5,974
Ted Baker PLC	97,891	888
Tesco PLC	2,887,000	15,226
Vodafone Group PLC	18,312,312	47,227
William Hill PLC	1,104,700	9,927
TOTAL UNITED KINGDOM		364,158
United States of America - 1.2%
Fox Entertainment Group, Inc. Class A (a)	65,300	1,937
Synthes, Inc.	77,491	8,283
Telewest Global, Inc. (a)(c)	1,251,003	15,387
TOTAL UNITED STATES OF AMERICA		25,607
TOTAL COMMON STOCKS (Cost $1,781,103)		2,042,091
Nonconvertible Preferred Stocks - 2.0%

Germany - 0.9%
Fresenius Medical Care AG	222,475	12,177
Porsche AG (non-vtg.)	8,211	5,243
Rheinmetall AG	24,380	998
TOTAL GERMANY		18,418
Nonconvertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Italy - 1.1%
Banca Intesa Spa (Risp)	3,068,402	$10,370
Telecom Italia Spa (Risp)	5,824,085	14,556
TOTAL ITALY		24,926
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $32,344)		43,344
Government Obligations - 0.1%
Principal Amount (000s)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.44% to 1.65% 11/18/04 to 12/9/04 (d) (Cost $1,697)	$1,700	1,697
Money Market Funds - 5.3%
	Shares
Fidelity Cash Central Fund, 1.79% (b)	96,106,672	96,107
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(e)	19,891,671	19,892
TOTAL MONEY MARKET FUNDS (Cost $115,999)		115,999
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $1,931,143)		2,203,131
NET OTHER ASSETS - (0.5)%		(10,469)
NET ASSETS - 100%		$2,192,662
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
450 Nikkei 225 Index Contracts	Dec. 2004	$24,154	$(1,228)

The face value of futures purchased as a percentage of net assets - 1.1%
Legend
(a)Non-income producing

(b)Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c)Security or a portion of the security is on loan at period end.
(d)Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,697,000.
(e)Includes investment made with cash collateral received from securities on loan.
Income Tax Information
The fund hereby designates approximately $4,854,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $19,356) (cost $1,931,143) - See accompanying schedule		$2,203,131
Foreign currency held at value (cost $22,385)		22,695
Receivable for investments sold		11,244
Receivable for fund shares sold		4,559
Dividends receivable		2,269
Interest receivable		103
Other affiliated receivables		6
Other receivables		279
Total assets		2,244,286

Liabilities
Payable for investments purchased	$1,193
Payable for fund shares redeemed	27,406
Accrued management fee	1,309
Payable for daily variation on futures contracts	191
Other affiliated payables	560
Other payables and accrued expenses	1,073
Collateral on securities loaned, at value	19,892
Total liabilities		51,624

Net Assets		$2,192,662
Net Assets consist of:
Paid in capital		$1,895,917
Undistributed net investment income		15,147
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		11,111
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		270,487
Net Assets, for 86,642 shares outstanding		$2,192,662
Net Asset Value, offering price and redemption price per share ($2,192,662 ÷ 86,642 shares)		$25.31

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2004

Investment Income
Dividends		$35,950
Interest		2,002
Security lending		1,545
		39,497
Less foreign taxes withheld		(4,023)
Total income		35,474

Expenses
Management fee	$12,956
Transfer agent fees	4,791
Accounting and security lending fees	800
Non-interested trustees' compensation	11
Custodian fees and expenses	690
Registration fees	165
Audit	75
Legal	9
Miscellaneous	209
Total expenses before reductions	19,706
Expense reductions	(653)	19,053
Net investment income (loss)		16,421
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (net of foreign taxes of $691)	91,175
Foreign currency transactions	(112)
Futures contracts	153
Total net realized gain (loss)		91,216
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $209)	128,226
Assets and liabilities in foreign currencies	397
Futures contracts	(1,228)
Total change in net unrealized appreciation (depreciation)		127,395
Net gain (loss)		218,611
Net increase (decrease) in net assets resulting from operations		$235,032

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,421	$10,436
Net realized gain (loss)	91,216	23,168
Change in net unrealized appreciation (depreciation)	127,395	249,189
Net increase (decrease) in net assets resulting from operations	235,032	282,793
Distributions to shareholders from net investment income	(10,818)	(4,821)
Share transactions Proceeds from sales of shares	1,135,828	324,768
Reinvestment of distributions	9,888	4,359
Cost of shares redeemed	(420,362)	(254,429)
Net increase (decrease) in net assets resulting from share transactions	725,354	74,698
Redemption fees	227	67
Total increase (decrease) in net assets	949,795	352,737

Net Assets
Beginning of period	1,242,867	890,130
End of period (including undistributed net investment income of $15,147 and undistributed net investment income of $10,323, respectively)	$2,192,662	$1,242,867
Other Information Shares
Sold	46,697	17,590
Issued in reinvestment of distributions	436	257
Redeemed	(17,322)	(14,446)
Net increase (decrease)	29,811	3,401

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$21.87	$16.66	$17.61	$26.70	$26.02
Income from Investment Operations
Net investment income (loss) C	.22	.19	.11	.19 E	.18 D
Net realized and unrealized gain (loss)	3.40	5.11	(1.06)	(6.11)	2.33
Total from investment operations	3.62	5.30	(.95)	(5.92)	2.51
Distributions from net investment income	(.18)	(.09)	-	(.51)	(.33)
Distributions from net realized gain	-	-	-	(2.66)	(1.50)
Total distributions	(.18)	(.09)	-	(3.17)	(1.83)
Redemption fees added to paid in capital C	- G	- G	- G	- G	- G
Net asset value, end of period	$25.31	$21.87	$16.66	$17.61	$26.70
Total Return A,B	16.65%	31.97%	(5.39)%	(24.91)%	9.57%
Ratios to Average Net Assets F
Expenses before expense reductions	1.10%	1.14%	1.14%	1.14%	1.07%
Expenses net of voluntary waivers, if any	1.10%	1.14%	1.14%	1.14%	1.07%
Expenses net of all reductions	1.06%	1.11%	1.12%	1.09%	1.05%
Net investment income (loss)	.92%	1.08%	.59%	.91%	.63%
Supplemental Data
Net assets, end of period (in millions)	$2,193	$1,243	$890	$882	$1,253
Portfolio turnover rate	87%	81%	63%	81%	104%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown.

BTotal returns do not include the effect of the contingent deferred sales charge.

CCalculated based on average shares outstanding during the period.

DInvestment income per share reflects a special dividend which amounted to $.07 per share.

EInvestment income per share reflects a special dividend which amounted to $.04 per share.

FExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

GAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity International Discovery Fund (the fund) (formerly Fidelity International Growth & Income Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On October 21, 2004, the Board of Trustees approved the creation of additional classes of shares; Class A, Class T, Class B, Class C, and Institutional Class shares. Each class will differ with respect to its distribution and service plan, front-end sales charges and contingent deferred sales charges. Offering of these new classes will commence on or about January 6, 2005. The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards, and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$312,184
Unrealized depreciation	(45,130)
Net unrealized appreciation (depreciation)	267,054
Undistributed ordinary income	11,222
Undistributed long-term capital gain	10,028
Cost for federal income tax purposes	$1,936,077

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$10,818	$4,821

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Futures Contracts - continued

of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,121,217 and $1,470,610, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee will be subject to a performance adjustment effective September 2005. The upward or downward adjustment to the management fee will be based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate was .72% of the fund's average net assets.

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. Shares purchased prior to October 12, 1990 are subject to a 1% deferred sales charge upon redemption. For the period, FDC received sales charges of $2 on redemption of shares of the fund.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of ..27% of average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $947 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period amounted to $9,174. The weighted average interest rate was 1.31%. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $638 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $1 and $14, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund (formerly Fidelity International Growth & Income Fund):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (formerly Fidelity International Growth & Income Fund)(a fund of Fidelity Investment Trust) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of International Discovery (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

*Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

**Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Investment Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2001

Vice President of International Discovery. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of International Discovery. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of International Discovery. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of International Discovery. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of International Discovery. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of International Discovery. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of International Discovery. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of International Discovery. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of International Discovery. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of International Discovery. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of International Discovery. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of International Discovery. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of International Discovery. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of International Discovery. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity International Discovery Fund voted to pay on December 6, 2004, to shareholders of record at the opening of business on December 3, 2004, a distribution of $.12 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.15 per share from net investment income.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Discovery	12/08/03	$.123	$.027

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of Fidelity International Growth & Income Fund (currently known as Fidelity International Discovery Fund) shareholders was held on September 15, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A, B
	# of Votes	% of Votes
Affirmative	15,718,325,709.37	74.142
Against	3,816,318,151.70	18.001
Abstain	840,597,158.37	3.965
Broker Non-Votes	825,022,241.94	3.892
TOTAL	21,200,263,261.38	100.000
PROPOSAL 2
To elect a Board of Trustees. A, B
	# of Votes	% of Votes
J. Michael Cook
Affirmative	20,046,954,592.62	94.560
Withheld	1,153,308,668.76	5.440
TOTAL	21,200,263,261.38	100.000
Ralph F. Cox
Affirmative	20,022,775,321.09	94.446
Withheld	1,177,487,940.29	5.554
TOTAL	21,200,263,261.38	100.000
Laura B. Cronin
Affirmative	20,020,502,157.24	94.435
Withheld	1,179,761,104.14	5.565
TOTAL	21,200,263,261.38	100.000
Dennis J. Dirks C
Affirmative	20,051,128,100.47	94.580
Withheld	1,149,135,160.91	5.420
TOTAL	21,200,263,261.38	100.000
	# of Votes	% of Votes
Robert M. Gates
Affirmative	20,029,013,552.52	94.475
Withheld	1,171,249,708.86	5.525
TOTAL	21,200,263,261.38	100.000
George H. Heilmeier
Affirmative	20,064,274,525.78	94.642
Withheld	1,135,988,735.60	5.358
TOTAL	21,200,263,261.38	100.000
Abigail P. Johnson
Affirmative	19,965,491,863.72	94.176
Withheld	1,234,771,397.66	5.824
TOTAL	21,200,263,261.38	100.000
Edward C. Johnson 3d
Affirmative	19,910,643,140.70	93.917
Withheld	1,289,620,120.68	6.083
TOTAL	21,200,263,261.38	100.000
Donald J. Kirk
Affirmative	20,034,697,704.85	94.502
Withheld	1,165,565,556.53	5.498
TOTAL	21,200,263,261.38	100.000
Marie L. Knowles
Affirmative	20,071,617,016.84	94.676
Withheld	1,128,646,244.54	5.324
TOTAL	21,200,263,261.38	100.000
Ned C. Lautenbach
Affirmative	20,069,374,137.98	94.666
Withheld	1,130,889,123.40	5.334
TOTAL	21,200,263,261.38	100.000
Marvin L. Mann
Affirmative	20,034,126,102.77	94.499
Withheld	1,166,137,158.61	5.501
TOTAL	21,200,263,261.38	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	20,046,749,092.57	94.559
Withheld	1,153,514,168.81	5.441
TOTAL	21,200,263,261.38	100.000
Robert L. Reynolds
Affirmative	20,051,009,814.32	94.579
Withheld	1,149,253,447.06	5.421
TOTAL	21,200,263,261.38	100.000
Cornelia M. Small C
Affirmative	20,037,030,750.74	94.513
Withheld	1,163,232,510.64	5.487
TOTAL	21,200,263,261.38	100.000
William S. Stavropoulos
Affirmative	20,037,089,868.63	94.513
Withheld	1,163,173,392.75	5.487
TOTAL	21,200,263,261.38	100.000
PROPOSAL 3a
To modify the fundamental investment objective of the fund to remove the income component from the objective.
	# of Votes	% of Votes
Affirmative	877,893,306.92	80.036
Against	134,548,116.36	12.266
Abstain	58,284,263.58	5.314
Broker Non-Votes	26,151,871.20	2.384
TOTAL	1,096,877,558.06	100.000
PROPOSAL 3b
To approve an amended management contract that includes adding a performance adjustment component to the management fee for the fund.
	# of Votes	% of Votes
Affirmative	866,590,773.42	79.005
Against	151,057,949.12	13.772
Abstain	53,076,964.32	4.839
Broker Non-Votes	26,151,871.20	2.384
TOTAL	1,096,877,558.06	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	858,202,239.71	78.240
Against	146,940,468.91	13.397
Abstain	65,582,978.24	5.978
Broker Non-Votes	26,151,871.20	2.385
TOTAL	1,096,877,558.06	100.000
ADenotes trust-wide proposals and voting results. BThe special meeting of shareholders reconvened on October 14, 2004 with respect to this proposal. CEffective January 1, 2005.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment
Advisors

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

Fidelity's International Equity Funds

Aggressive International Fund

Canada Fund

China Region Fund

Diversified International Fund

Emerging Markets Fund

Europe Fund

Europe Capital Appreciation Fund

Global Balanced Fund

International Discovery Fund

International Small Cap Fund

Japan Fund

Japan Smaller Companies Fund

Latin America Fund

Nordic Fund

Overseas Fund

Pacific Basin Fund

Southeast Asia Fund

Worldwide Fund

Please carefully consider the funds' investment objectives, risks, charges and expenses before investing. For this and other information, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance1-800-544-6666

Product Information1-800-544-8888

Retirement Accounts1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
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Fidelity's

Broadly Diversified International Equity

Funds

Fidelity® Global Balanced Fund

Fidelity Diversified International Fund

Fidelity Aggressive International Fund

Fidelity Overseas Fund

Fidelity Worldwide Fund

Annual Report

October 31, 2004
(2_fidelity_logos) (Registered_Trademark)

Contents

Shareholder Expense Example	A-4	An example of shareholder expenses.
Global Balanced Fund	A-5	Performance
	A-6	Management's Discussion
	A-7	Investment Changes
	A-8	Investments
	A-14	Financial Statements
Diversified International Fund	A-16	Performance
	A-17	Management's Discussion
	A-18	Investment Changes
	A-19	Investments
	A-26	Financial Statements
Aggressive International Fund	A-28	Performance
	A-29	Management's Discussion
	A-30	Investment Changes
	A-31	Investments
	A-33	Financial Statements
Overseas Fund	A-35	Performance
	A-36	Management's Discussion
	A-37	Investment Changes
	A-38	Investments
	A-41	Financial Statements
Worldwide Fund	A-43	Performance
	A-44	Management's Discussion
	A-45	Investment Changes
	A-46	Investments
	A-51	Financial Statements
Notes to Financial Statements	A-53	Notes to the Financial Statements
Reports of Independent Registered Public Accounting Firms	A-27
Trustees and Officers	A-59
Distributions	A-65
Proxy Voting Results	A-66
Prospectus	P-1

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Each fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at http://www.sec.gov. Each fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of each fund's portfolio holdings, view each fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's website at http://www.fidelity.com/holdings.

NOT FDIC INSURED ·MAY LOSE VALUE ·NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Global Balanced
Actual	$1,000.00	$1,033.10	$6.13
Hypothetical A	$1,000.00	$1,018.89	$6.11
Diversified International
Actual	$1,000.00	$1,048.20	$5.97
Hypothetical A	$1,000.00	$1,019.10	$5.90
Aggressive International
Actual	$1,000.00	$993.50	$6.21
Hypothetical A	$1,000.00	$1,018.69	$6.31
Overseas
Actual	$1,000.00	$1,009.40	$5.20
Hypothetical A	$1,000.00	$1,019.76	$5.24
Worldwide
Actual	$1,000.00	$1,018.30	$6.24
Hypothetical A	$1,000.00	$1,018.74	$6.26

A5% return per year before expenses

*Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Global Balanced	1.20%
Diversified International	1.16%
Aggressive International	1.24%
Overseas	1.03%
Worldwide	1.23%

Annual Report

Global Balanced

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity Global Balanced	10.93%	3.95%	7.52%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Global Balanced Fund on October 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital International World Index did over the same period.

Annual Report

Global Balanced

Management's Discussion of Fund Performance

Comments from Rick Mace, Portfolio Manager of Fidelity® Global Balanced Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

Fidelity Global Balanced Fund was up 10.93% during the one-year period ending October 31, 2004. This return trailed the 12.28% advance of the Fidelity Global Balanced Composite Index - a 60%/40% blend of the Morgan Stanley Capital International (MSCI) World Index and the Citigroup® World Government Bond Index - and the 11.27% gain of the LipperSM Global Flexible Portfolio Funds Average. My decision to own bonds that on average had a shorter duration than those in the index caused the majority of the fund's underperformance. As rates fell in several regions, the shorter-term bonds I emphasized didn't appreciate as significantly as the bonds with longer-durations held by the index. Turning to equities, good stock picking in the U.S. market helped the fund's domestic holdings outperform those in the index. Top performers included pharmaceutical company Forest Laboratories and industrial conglomerate Tyco International. Elsewhere, the fund fared well in the strong-performing European markets. Holdings in German fashion accessory retailer Bijou Brigitte and Spain-based media company Antena 3 Television rose sharply. However, overweighting Japanese stocks proved costly because the Japanese equity market trailed most others around the world. Among the fund's biggest detractors in Japan were semiconductor equipment manufacturer Tokyo Electron and telecommunication services provider KDDI.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Global Balanced

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2004
United States of America	46.7%
Japan	22.4%
United Kingdom	7.9%
Germany	6.5%
Switzerland	1.9%
France	1.9%
Norway	1.7%
Canada	1.5%
Italy	1.5%
Other	8.0%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2004
United States of America	43.8%
Japan	23.1%
United Kingdom	11.0%
Germany	5.6%
Switzerland	2.4%
France	1.6%
Spain	1.2%
Canada	1.2%
Norway	1.1%
Other	9.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	71.0	67.9
Bonds	22.5	21.4
Short-Term Investments and Net Other Assets	6.5	10.7
Top Five Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Telewest Global, Inc. (United States of America)	4.1	0.0
Microsoft Corp. (United States of America)	1.7	1.1
Toyota Motor Corp. (Japan)	1.1	1.0
General Electric Co. (United States of America)	1.1	1.0
Exxon Mobil Corp. (United States of America)	1.0	0.0
	9.0
Top Five Bond Issuers as of October 31, 2004
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	5.8	0.9
German Federal Republic	4.9	2.0
Norway Kingdom of	1.1	1.0
United Kingdom, Great Britain & Northern Ireland	0.9	0.9
Italian Republic	0.9	0.8
	13.6
Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	13.0	17.1
Financials	12.3	14.4
Information Technology	9.3	10.3
Industrials	8.2	7.2
Telecommunication Services	7.3	5.2
Health Care	6.1	7.1
Energy	5.9	4.6
Consumer Staples	4.8	4.5
Materials	2.5	2.0
Utilities	1.6	0.8

Annual Report

Global Balanced

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 70.9%
	Shares	Value (Note 1)
Australia - 0.8%
Aristocrat Leisure Ltd.	55,031	$353,946
BHP Billiton Ltd.	19,134	197,750
Macquarie Airports Fund	128,053	271,340
Newcrest Mining Ltd.	17,080	213,059
TOTAL AUSTRALIA		1,036,095
Belgium - 0.3%
Belgacom SA	3,400	125,308
Mobistar SA (a)	2,100	158,017
Solvay SA	700	70,767
TOTAL BELGIUM		354,092
Bermuda - 0.2%
Willis Group Holdings Ltd.	8,800	316,360
Brazil - 0.0%
Uniao de Bancos Brasileiros SA (Unibanco) GDR	1,650	43,643
Canada - 1.5%
Alcan, Inc.	700	32,389
Bro-X Minerals Ltd. (a)	600	0
EnCana Corp.	16,300	808,408
Newmont Mining Corp. of Canada Ltd. (exchangeable shares)	400	19,001
Talisman Energy, Inc.	47,010	1,262,247
TOTAL CANADA		2,122,045
Denmark - 0.6%
Coloplast AS Series B	1,400	139,337
Danske Bank AS	7,400	207,378
GN Store Nordic AS	13,500	137,150
Novo Nordisk AS Series B	3,950	196,905
Novozymes AS Series B	3,000	133,793
TOTAL DENMARK		814,563
Egypt - 0.1%
Orascom Telecom SAE unit (a)	11,000	188,100
Estonia - 0.1%
Hansabank SA	13,600	137,491
Finland - 0.5%
Fortum Oyj	9,400	144,350
Nokia Corp. sponsored ADR	24,600	379,332
Nokian Tyres Ltd.	560	60,871
Sampo Oyj (A Shares)	7,200	86,057
TOTAL FINLAND		670,610
France - 1.9%
Accor SA	3,300	137,417
BNP Paribas SA	5,100	348,187
Clarins SA	1,440	82,003
CNP Assurances	2,100	143,371
JC Decaux SA (a)	14,300	356,661

	Shares	Value (Note 1)
NRJ Group	3,300	$68,582
Orpea (a)	4,934	146,170
Pernod-Ricard	665	92,334
Sanofi-Aventis	4,500	328,500
Total SA Series B	3,151	657,173
Vivendi Universal SA sponsored ADR (a)	7,200	197,496
TOTAL FRANCE		2,557,894
Germany - 1.5%
Adidas-Salomon AG	470	65,878
Allianz AG:
(Reg.)	400	42,600
sponsored ADR	7,500	79,875
BASF AG	2,000	125,660
Bijou Brigitte Modische Accessoires AG	1,400	165,005
Continental AG	763	41,790
Deutsche Telekom AG (Reg.) (a)	19,300	371,911
E.ON AG	3,400	277,270
Fielmann AG	2,104	132,309
Hypo Real Estate Holding AG (a)	1,500	56,281
K&S AG	1,200	50,154
Pfleiderer AG (a)	21,890	194,128
RWE AG	4,336	230,385
SAP AG sponsored ADR	2,800	119,420
Siemens AG (Reg.)	1,900	142,006
TOTAL GERMANY		2,094,672
Greece - 0.5%
Cosmote Mobile Telecommunications SA	6,600	119,596
Folli Follie SA	4,000	122,851
Greek Organization of Football Prognostics SA	9,450	193,249
Public Power Corp. of Greece	7,900	196,733
TOTAL GREECE		632,429
Hong Kong - 1.1%
Cheung Kong Holdings Ltd.	31,000	256,883
CLP Holdings Ltd.	32,500	186,640
Esprit Holdings Ltd.	70,000	374,115
Hong Kong & China Gas Co. Ltd.	67,000	129,116
Orient Overseas International Ltd.	56,000	203,605
Paul Y-ITC Construction Holdings Ltd.	750,000	110,808
Shun Tak Holdings Ltd.	412,000	255,393
TOTAL HONG KONG		1,516,560
Ireland - 0.6%
Allied Irish Banks PLC	10,300	180,044
C&C Group PLC	38,900	127,438
DEPFA BANK PLC	6,470	99,356
IAWS Group PLC (Ireland)	15,100	201,157
Paddy Power PLC	16,136	214,546
TOTAL IRELAND		822,541
Italy - 0.6%
Banca Intesa Spa	30,400	124,878
Common Stocks - continued
	Shares	Value (Note 1)
Italy - continued
Bulgari Spa	14,200	$147,373
ENI Spa	8,400	192,242
ENI Spa sponsored ADR	2,000	228,860
Telecom Italia Spa	31,800	106,213
TOTAL ITALY		799,566
Japan - 13.5%
Aeon Co. Ltd.	10,900	174,672
Aisin Seiki Co. Ltd.	8,100	181,769
ARRK Corp.	2,500	93,069
Asahi Glass Co. Ltd.	36,000	331,308
Bridgestone Corp.	14,000	253,980
Canon, Inc.	13,000	643,500
D&M Holdings, Inc. (a)	25,000	51,968
Daikin Industries Ltd.	6,000	146,265
Daito Trust Construction Co.	2,200	93,126
Daiwa House Industry Co. Ltd.	17,000	174,120
Daiwa Securities Group, Inc.	41,000	251,807
Don Quijote Co. Ltd.	4,300	258,402
Dowa Mining Co. Ltd.	14,000	84,660
East Japan Railway Co.	58	305,249
Fast Retailing Co. Ltd.	3,300	210,157
FCC Co. Ltd.	700	21,297
FCC Co. Ltd. New	700	21,297
Fuji Photo Film Co. Ltd.	7,000	239,429
Fujitsu Ltd.	45,000	268,295
H.I.S. Co. Ltd.	4,100	79,222
H.I.S. Co. Ltd. New (a)	2,050	38,740
Hitachi Cable Ltd.	16,000	62,739
Hokuhoku Financial Group, Inc.	45,000	102,471
Honda Motor Co. Ltd.	8,700	422,646
Hoya Corp.	2,300	236,444
Ito Yokado Ltd.	5,100	183,115
Japan Radio Co. Ltd. (a)	15,000	58,818
Kadokawa Shoten Publishing Co. Ltd.	4,300	167,799
Kamigumi Co. Ltd.	17,000	120,792
Kaneka Corp.	14,000	146,171
KDDI Corp.	73	351,774
Keio Electric Railway Co. Ltd.	14,000	74,210
Keyence Corp.	700	157,944
KOEI Co. Ltd.	3,900	89,729
Konica Minolta Holdings, Inc.	41,500	554,457
Mars Engineering Corp.	2,100	78,972
Matsushita Electric Industrial Co. Ltd.	22,000	319,220
Meitec Corp.	2,900	109,331
Millea Holdings, Inc.	20	264,563
Mitsubishi Rayon Co. Ltd.	49,000	156,489
Mitsubishi Securities Co. Ltd.	19,000	176,832
Mitsubishi Tokyo Financial Group, Inc. (MTFG)	18	152,820
Mitsui & Co. Ltd.	30,000	252,563
Mitsui Fudosan Co. Ltd.	26,000	276,374
Mizuho Financial Group, Inc.	61	235,735

	Shares	Value (Note 1)
NEC System Integration & Constuction Ltd.	4,900	$39,354
Net One Systems Co. Ltd.	29	110,701
Nidec Copal Corp.	4,800	64,130
Nidec Corp.	1,400	151,859
Nippon Electric Glass Co. Ltd.	9,000	201,115
Nippon Oil Corp.	28,000	178,051
Nippon Steel Corp.	91,000	213,238
Nishi-Nippon City Bank Ltd.	46,600	207,385
Nissen Co. Ltd.	5,700	106,099
Nitto Denko Corp.	8,400	399,225
NOK Corp.	6,900	209,931
Nomura Research Institute Ltd.	1,100	96,244
NS Solutions Corp.	3,200	81,636
ORIX Corp.	2,100	246,639
Parco Co. Ltd.	13,000	76,525
Renown D'urban Holdings, Inc. (a)	4,700	42,410
Ricoh Co. Ltd.	22,000	411,584
Sanken Electric Co. Ltd.	12,000	140,369
Sanyo Electric Co. Ltd.	27,000	86,484
Senshukai Co. Ltd.	4,000	36,812
SFCG Co. Ltd.	940	197,885
Shinko Electric Industries Co.Ltd.	2,600	75,174
SKY Perfect Communications, Inc.	127	154,798
Skylark Co. Ltd.	4,600	76,323
SMC Corp.	1,500	160,864
Sony Corp.	15,000	522,750
Stanley Electric Co. Ltd.	12,300	190,017
STB Leasing Co. Ltd.	4,800	101,138
Sumisho Lease Co. Ltd.	6,300	244,059
Sumitomo Corp.	21,000	156,555
Sumitomo Electric Industries Ltd.	16,000	151,935
Sumitomo Forestry Co. Ltd.	14,000	132,810
Sumitomo Mitsui Financial Group, Inc.	116	755,175
Sumitomo Osaka Cement Co. Ltd.	47,000	103,472
T&D Holdings, Inc. (a)	3,350	148,136
Takeda Pharamaceutical Co. Ltd.	6,600	319,289
Telewave, Inc.	15	109,557
Tokyo Electric Power Co.	14,300	324,278
Toyota Motor Corp.	39,400	1,528,523
UFJ Holdings, Inc. (a)	57	264,979
Uniden Corp.	7,000	151,793
USS Co. Ltd.	1,290	104,458
Yamanouchi Pharmaceutical Co. Ltd.	2,500	91,888
Yamato Transport Co. Ltd.	41,000	553,588
Yokogawa Electric Corp.	9,000	117,523
York-Benimaru Co. Ltd.	3,600	90,821
TOTAL JAPAN		18,601,919
Liberia - 0.2%
Royal Caribbean Cruises Ltd.	6,100	284,260
Luxembourg - 0.1%
Millicom International Cellular SA (a)	4,100	81,467
Common Stocks - continued
	Shares	Value (Note 1)
Netherlands - 0.8%
ASML Holding NV (NY Shares) (a)	6,000	$85,500
EADS NV	6,800	194,489
Efes Breweries International NV unit (a)(e)	800	22,200
ING Groep NV (Certificaten Van Aandelen)	5,400	143,802
Koninklijke Numico NV (Certificaten Van Aandelen) (a)	3,370	113,939
Koninklijke Philips Electronics NV	2,600	61,932
Royal Dutch Petroleum Co. (NY Shares)	4,800	260,352
Trader Classified Media NV (A Shares)	7,900	100,894
Unilever NV (NY Shares)	710	41,386
Wolters Kluwer NV (Certificaten Van Aandelen)	6,200	113,379
TOTAL NETHERLANDS		1,137,873
Netherlands Antilles - 0.1%
Schlumberger Ltd. (NY Shares)	3,000	188,820
Norway - 0.6%
ABG Sundal Collier ASA	619,300	486,951
Norsk Hydro ASA sponsored ADR	1,900	140,505
TANDBERG Television ASA (a)	23,400	170,009
TOTAL NORWAY		797,465
Portugal - 0.2%
Impresa SGPS (a)	10,100	58,938
Media Capital SGPS SA	18,700	127,070
Portugal Telecom SGPS SA (Reg.)	10,600	119,777
TOTAL PORTUGAL		305,785
South Africa - 0.3%
Massmart Holdings Ltd.	19,400	136,202
MTN Group Ltd.	29,150	159,228
Nedcor Ltd.	6,300	68,826
TOTAL SOUTH AFRICA		364,256
Spain - 0.9%
Actividades de Construccion y Servicios SA (ACS)	6,000	116,632
Antena 3 Television SA (a)	3,200	206,185
Banco Bilbao Vizcaya Argentaria SA	15,800	248,850
Banco Espanol de Credito SA (Reg.)	8,000	101,045
Gestevision Telecinco SA	1,608	30,805
Grupo Auxiliar Metalurgico SA (Gamesa)	10,872	150,398
Telefonica SA sponsored ADR	8,500	423,555
TOTAL SPAIN		1,277,470
Sweden - 0.3%
Gambro AB (A Shares)	10,800	126,323
Hennes & Mauritz AB (H&M) (B Shares)	3,800	110,916

	Shares	Value (Note 1)
Skandinaviska Enskilda Banken AB (A Shares)	3,900	$65,049
Telefonaktiebolaget LM Ericsson ADR (a)	3,400	98,294
TOTAL SWEDEN		400,582
Switzerland - 1.9%
Actelion Ltd. (Reg.) (a)	800	91,808
Compagnie Financiere Richemont unit	9,740	276,992
Credit Suisse Group sponsored ADR	3,700	126,799
Micronas Semiconductor Holding AG (a)	1,800	70,866
Nestle SA ADR	2,400	142,920
Nobel Biocare Holding AG (Switzerland)	660	108,249
Novartis AG (Reg.)	12,620	605,886
Phonak Holding AG	2,723	85,536
Roche Holding AG (participation certificate)	5,170	530,079
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	343	219,223
UBS AG (NY Shares)	4,400	318,956
TOTAL SWITZERLAND		2,577,314
Taiwan - 0.3%
Far EasTone Telecommunications Co. Ltd.	188,000	200,676
Formosa Chemicals & Fibre Corp.	109,000	184,138
TOTAL TAIWAN		384,814
United Kingdom - 7.0%
Allied Domecq PLC ADR	3,400	122,366
AstraZeneca PLC (United Kingdom)	7,600	313,120
BAE Systems PLC	50,410	220,705
BG Group PLC	23,700	154,611
Blacks Leisure Group PLC	16,600	134,222
BP PLC sponsored ADR	18,700	1,089,275
BPB PLC	12,300	94,990
Brambles Industries PLC	22,600	109,226
British Airways PLC (a)	35,800	143,164
British Land Co. PLC	13,200	180,715
Brown & Jackson PLC (a)	72,000	82,694
Caffe Nero Group PLC (a)	53,300	97,947
Carphone Warehouse Group PLC	35,882	109,788
Corin Group PLC	20,502	129,039
Diageo PLC	20,200	271,589
Dixons Group PLC	42,100	132,875
Domino's Pizza UK & IRL PLC	13,664	51,726
Enterprise Inns PLC	8,700	98,963
Gallaher Group PLC	6,200	78,330
GlaxoSmithKline PLC	2,600	55,120
Hilton Group PLC	29,100	137,833
HSBC Holdings PLC (United Kingdom) (Reg.)	58,347	945,571
Intertek Group PLC	9,900	125,166
ITE Group PLC	61,400	88,291
Jessops PLC	24,700	68,085
Kesa Electricals PLC	24,200	120,961
London Clubs International PLC (a)	65,511	140,250
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Luminar PLC	8,231	$68,822
Man Group PLC	6,400	153,716
Moss Brothers Group PLC	54,200	105,577
N Brown Group PLC	37,700	89,024
Next PLC	5,300	162,650
Peacock Group PLC	10,429	49,541
Prudential PLC	207	1,523
Reckitt Benckiser PLC	7,639	209,725
Reed Elsevier PLC	10,700	95,660
Reuters Group PLC	20,500	139,668
Royal Bank of Scotland Group PLC	11,972	353,106
SABMiller PLC	11,402	164,585
Schroder Venture International Investment Trust PLC (a)	5,400	51,502
Schroders PLC	10,300	121,327
Shell Transport & Trading Co. PLC (Reg.)	52,600	414,313
Shire Pharmaceuticals Group PLC	10,400	98,453
Signet Group PLC	52,000	101,530
SkyePharma PLC (a)	63,100	61,746
St. James's Place Capital PLC	26,900	87,743
Standard Chartered PLC	10,500	187,840
Taylor Nelson Sofres PLC	13,100	55,609
Ted Baker PLC	13,600	123,336
Tesco PLC	34,900	184,065
Trinity Mirror PLC	11,600	137,493
Unilever PLC	6,750	57,527
Urbium PLC	9,600	86,002
Vodafone Group PLC sponsored ADR	28,200	727,278
W.H. Smith PLC	12,100	74,767
Wolseley PLC	7,900	136,609
Yell Group PLC	12,200	82,055
TOTAL UNITED KINGDOM		9,679,414
United States of America - 34.4%
3M Co.	4,700	364,579
Altria Group, Inc.	7,700	373,142
AMBAC Financial Group, Inc.	1,700	132,702
American Express Co.	5,200	275,964
American International Group, Inc.	7,687	466,678
Amgen, Inc. (a)	5,400	306,720
Analog Devices, Inc.	12,900	519,354
Apollo Group, Inc. Class A (a)	1,500	99,000
Apple Computer, Inc. (a)	5,000	262,650
Asset Acceptance Capital Corp.	13,500	246,038
Avon Products, Inc.	12,300	486,465
Baker Hughes, Inc.	4,100	175,603
Bank of America Corp.	25,200	1,128,708
Baxter International, Inc.	8,900	273,764
Biogen Idec, Inc. (a)	7,100	412,936
Biomet, Inc.	3,400	158,712
Brunswick Corp.	5,900	276,828
Buffalo Wild Wings, Inc.	13,700	394,560
Capital One Financial Corp.	3,700	272,912

	Shares	Value (Note 1)
Central European Distribution Corp. (a)	4,400	$111,364
Cintas Corp.	7,100	306,294
Crown Castle International Corp. (a)	8,600	131,666
CVS Corp.	8,700	378,102
Dade Behring Holdings, Inc. (a)	2,300	129,467
Dell, Inc. (a)	21,800	764,308
Dow Chemical Co.	5,600	251,664
DreamWorks Animation SKG, Inc. Class A	300	11,715
E*TRADE Financial Corp. (a)	17,600	227,040
East West Bancorp, Inc.	6,800	272,272
eBay, Inc. (a)	4,890	477,313
EMC Corp. (a)	57,000	733,590
Entergy Corp.	5,600	366,016
Exelon Corp.	8,100	320,922
Exxon Mobil Corp.	27,300	1,343,706
Fluor Corp.	5,000	232,200
Ford Motor Co.	6,800	88,604
Forest Laboratories, Inc. (a)	2,800	124,880
General Electric Co.	42,900	1,463,748
General Growth Properties, Inc.	10,400	343,096
General Growth Properties, Inc. warrants 11/9/04 (a)	1,040	790
Gillette Co.	10,100	418,948
Golden West Financial Corp., Delaware	4,400	514,448
Goldman Sachs Group, Inc.	3,200	314,816
Guidant Corp.	6,200	413,044
Halliburton Co.	3,600	133,344
Harley-Davidson, Inc.	2,700	155,439
Henry Schein, Inc. (a)	3,400	214,982
Home Depot, Inc.	8,550	351,234
Honeywell International, Inc.	13,800	464,784
Intel Corp.	39,400	877,044
Interface, Inc. Class A (a)	18,100	157,289
JCPenney Co., Inc.	19,200	664,128
Johnson & Johnson	15,000	875,700
KB Home	5,800	477,050
Lamar Advertising Co. Class A (a)	4,700	194,674
Lehman Brothers Holdings, Inc.	4,100	336,815
Lockheed Martin Corp.	4,100	225,869
Lyondell Chemical Co.	10,800	248,184
Marsh & McLennan Companies, Inc.	4,700	130,002
Massey Energy Co.	4,500	121,185
MBNA Corp.	16,700	428,021
Medtronic, Inc.	11,300	577,543
Merrill Lynch & Co., Inc.	9,200	496,248
MetLife, Inc.	11,400	437,190
MGIC Investment Corp.	1,700	109,327
Microsoft Corp.	82,300	2,303,577
Morgan Stanley	11,440	584,470
Nabors Industries Ltd. (a)	2,800	137,536
National Semiconductor Corp. (a)	5,200	86,840
New York Community Bancorp, Inc.	10,600	194,616
Nextel Communications, Inc. Class A (a)	12,500	331,125
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
NIKE, Inc. Class B	2,500	$203,275
Nordstrom, Inc.	8,500	367,030
Norfolk Southern Corp.	7,100	241,045
Nucor Corp.	600	25,338
Occidental Petroleum Corp.	7,100	396,393
Oracle Corp. (a)	33,400	422,844
Peabody Energy Corp.	4,700	299,766
Pentair, Inc.	7,600	284,088
PepsiCo, Inc.	14,690	728,330
Praxair, Inc.	7,700	324,940
Procter & Gamble Co.	17,900	916,122
QUALCOMM, Inc.	10,800	451,548
Red Robin Gourmet Burgers, Inc. (a)	5,000	208,550
Robert Half International, Inc.	7,700	204,281
Ryland Group, Inc.	1,500	143,085
SBC Communications, Inc.	18,500	467,310
Solectron Corp. (a)	16,500	86,130
Southwest Airlines Co.	48,150	759,326
Sovereign Bancorp, Inc.	10,100	218,665
St. Jude Medical, Inc. (a)	3,600	275,652
Staples, Inc.	1,920	57,101
Sun Microsystems, Inc. (a)	52,800	239,184
Synthes, Inc.	1,020	109,023
Target Corp.	7,800	390,156
Telewest Global, Inc. (a)(d)	453,262	5,575,123
The Boeing Co.	5,200	259,480
The DIRECTV Group, Inc. (a)	11,995	201,156
Tyco International Ltd.	17,600	548,240
United Natural Foods, Inc. (a)	12,400	337,156
UnitedHealth Group, Inc.	10,400	752,960
Valero Energy Corp.	10,000	429,700
Verizon Communications, Inc.	7,500	293,250
Wachovia Corp.	14,300	703,703
Walt Disney Co.	8,400	211,848
Wendy's International, Inc.	6,200	206,894
Wm. Wrigley Jr. Co.	5,000	327,000
Wyeth	8,300	329,095
XM Satellite Radio Holdings, Inc. Class A (a)	12,900	416,928
Yahoo!, Inc. (a)	36,100	1,306,459
TOTAL UNITED STATES OF AMERICA		47,399,718
TOTAL COMMON STOCKS (Cost $82,108,272)		97,587,818
Nonconvertible Preferred Stocks - 0.1%

Germany - 0.1%
Fresenius Medical Care AG (Cost $140,489)	3,600	197,038
Government Obligations - 22.5%
		Principal Amount (f)	Value (Note 1)
Germany - 4.9%
German Federal Republic 4.5% 8/18/06	EUR	5,125,000	$6,798,122
Italy - 0.9%
Italian Republic 4.25% 8/1/14	EUR	900,000	1,176,300
Japan - 8.9%
Japan Government:
0.1% 8/20/05	JPY	466,000,000	4,405,819
3% 9/20/05	JPY	810,000,000	7,854,499
TOTAL JAPAN			12,260,318
Norway - 1.1%
Norway Kingdom of 6.75% 1/15/07	NOK	8,500,000	1,455,851
United Kingdom - 0.9%
United Kingdom, Great Britain & Northern Ireland 8.5% 12/7/05	GBP	675,000	1,293,224
United States of America - 5.8%
U.S. Treasury Notes:
2.5% 5/31/06		3,950,000	3,954,783
3.375% 12/15/08		4,000,000	4,040,000
TOTAL UNITED STATES OF AMERICA			7,994,783
TOTAL GOVERNMENT OBLIGATIONS (Cost $28,743,315)			30,978,598
Money Market Funds - 6.0%
	Shares
Fidelity Cash Central Fund, 1.79% (b)	8,066,714	8,066,714
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	113,750	113,750
TOTAL MONEY MARKET FUNDS (Cost $8,180,464)		8,180,464
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $119,172,540)		136,943,918
NET OTHER ASSETS - 0.5%		674,884
NET ASSETS - 100%		$137,618,802
Currency Abbreviations
EUR	-	European Monetary Unit
GBP	-	British pound
JPY	-	Japanese yen
NOK	-	Norwegian krone
Legend
(a)Non-income producing

(b)Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c)Includes investment made with cash collateral received from securities on loan.
(d)Security or a portion of the security is on loan at period end.

(e)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $22,200 or 0.0% of net assets.

(f)Principal amount is stated in United States dollars unless otherwise noted.
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S.Government and U.S.Government Agency Obligations	5.8%
AAA,AA,A	16.7%
BBB	0.0%
BB	0.0%
B	0.0%
CCC,CC,C	0.0%
Equities	71.0%
Short-Term Investments and Net Other Assets	6.5%
100.0%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Income Tax Information
The fund hereby designates approximately $262,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Global Balanced

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $111,930) (cost $119,172,540) - See accompanying schedule		$136,943,918
Foreign currency held at value (cost $490,761)		499,271
Receivable for investments sold		1,783,356
Receivable for fund shares sold		477,845
Dividends receivable		125,166
Interest receivable		317,439
Other affiliated receivables		159
Other receivables		6,636
Total assets		140,153,790

Liabilities
Payable for investments purchased	$2,189,384
Payable for fund shares redeemed	35,315
Accrued management fee	81,966
Other affiliated payables	36,402
Other payables and accrued expenses	78,171
Collateral on securities loaned, at value	113,750
Total liabilities		2,534,988

Net Assets		$137,618,802
Net Assets consist of:
Paid in capital		$116,681,920
Undistributed net investment income		1,969,601
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,171,831
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		17,795,450
Net Assets, for 6,989,349 shares outstanding		$137,618,802
Net Asset Value, offering price and redemption price per share ($137,618,802 ÷ 6,989,349 shares)		$19.69

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$1,303,301
Interest		1,040,864
Security lending		4,415
		2,348,580
Less foreign taxes withheld		(83,812)
Total income		2,264,768

Expenses
Management fee	$949,971
Transfer agent fees	349,210
Accounting and security lending fees	67,623
Non-interested trustees' compensation	861
Custodian fees and expenses	107,991
Registration fees	21,504
Audit	66,033
Legal	533
Miscellaneous	13,565
Total expenses before reductions	1,577,291
Expense reductions	(19,951)	1,557,340
Net investment income (loss)		707,428
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	10,309,194
Foreign currency transactions	(77,202)
Total net realized gain (loss)		10,231,992
Change in net unrealized appreciation (depreciation) on: Investment securities	1,938,073
Assets and liabilities in foreign currencies	(16,635)
Total change in net unrealized appreciation (depreciation)		1,921,438
Net gain (loss)		12,153,430
Net increase (decrease) in net assets resulting from operations		$12,860,858

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$707,428	$925,605
Net realized gain (loss)	10,231,992	3,180,488
Change in net unrealized appreciation (depreciation)	1,921,438	16,613,655
Net increase (decrease) in net assets resulting from operations	12,860,858	20,719,748
Distributions to shareholders from net investment income	(2,085,080)	(1,305,719)
Share transactions Proceeds from sales of shares	43,116,007	25,393,629
Reinvestment of distributions	1,937,941	1,224,318
Cost of shares redeemed	(34,092,066)	(18,441,176)
Net increase (decrease) in net assets resulting from share transactions	10,961,882	8,176,771
Redemption fees	17,177	9,980
Total increase (decrease) in net assets	21,754,837	27,600,780

Net Assets
Beginning of period	115,863,965	88,263,185
End of period (including undistributed net investment income of $1,969,601 and undistributed net investment income of $1,850,467, respectively)	$137,618,802	$115,863,965
Other Information Shares
Sold	2,259,780	1,574,668
Issued in reinvestment of distributions	105,592	82,114
Redeemed	(1,790,393)	(1,190,847)
Net increase (decrease)	574,979	465,935

Financial Highlights

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$18.06	$14.84	$15.36	$19.10	$18.67
Income from Investment Operations
Net investment income (loss) B	.10 G	.15	.17 E	.28	.36 C
Net realized and unrealized gain (loss)	1.85	3.29	(.66) E	(2.46)	.47
Total from investment operations	1.95	3.44	(.49)	(2.18)	.83
Distributions from net investment income	(.32)	(.22)	(.03)	(.32)	(.15)
Distributions from net realized gain	-	-	-	(1.24)	(.25)
Total distributions	(.32)	(.22)	(.03)	(1.56)	(.40)
Redemption fees added to paid in capital B	- F	- F	- F	- F	- F
Net asset value, end of period	$19.69	$18.06	$14.84	$15.36	$19.10
Total Return A	10.93%	23.49%	(3.20)%	(12.36)%	4.45%
Ratios to Average Net Assets D
Expenses before expense reductions	1.20%	1.29%	1.29%	1.29%	1.26%
Expenses net of voluntary waivers, if any	1.20%	1.29%	1.29%	1.29%	1.26%
Expenses net of all reductions	1.19%	1.28%	1.27%	1.27%	1.25%
Net investment income (loss)	.54% G	.98%	1.07% E	1.69%	1.81%
Supplemental Data
Net assets, end of period (000 omitted)	$137,619	$115,864	$88,263	$88,809	$104,820
Portfolio turnover rate	94%	113%	126%	102%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Investment income per share reflects a special dividend which amounted to $.04 per share. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change. F Amount represents less than $.01 per share. G Net investment income per share includes approximately $.05 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been .26%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Diversified International

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity Diversified International	18.20%	6.69%	11.18%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Diversified International Fund on October 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital International EAFE Index did over the same period.

Annual Report

Diversified International

Management's Discussion of Fund Performance

Comments from Bill Bower, Portfolio Manager of Fidelity® Diversified International Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

Fidelity Diversified International Fund was up 18.20% during the one-year period ending October 31, 2004, slightly underperforming the MSCI EAFE index, but outdistancing the 16.12% advance of the LipperSM International Funds Average. Emphasizing some of the more aggressive stocks in Japan, such as brokerage firms Nikko Cordial and Nomura Holdings, as well as semiconductor equipment company Tokyo Electron, was a main reason the fund underperformed its index. Having a significantly lower exposure to strong-performing utilities stocks than the MSCI EAFE, such as German electric power provider E.ON, also hurt the fund's relative return. The fund lost some additional ground by holding an average weighting of about 4% of its net assets in cash, which provided a head wind amid a rising equity market. From a geographic perspective, good stock picking in the European market - the largest regional component of the fund and its index - provided a considerable boost to the fund's relative results. Large positions in two strong-performing Switzerland-based health care stocks, namely dental implant provider Nobel Biocare and pharmaceutical firm Novartis, were particularly helpful. Elsewhere, owning a handful of Canadian energy stocks, such as EnCana and Talisman Energy that appreciated nicely due to the industry's supportive supply/demand profile, also worked out well.

Note to shareholders: Fidelity Diversified International Fund was closed to most new accounts on October 25, 2004.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Diversified International

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2004
United Kingdom	20.7%
Japan	12.5%
Switzerland	9.5%
France	8.6%
United States of America	8.2%
Canada	6.3%
Germany	5.5%
Spain	3.6%
Netherlands	3.6%
Other	21.5%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2004
United Kingdom	18.9%
Japan	15.7%
United States of America	8.9%
Switzerland	8.8%
France	7.8%
Canada	4.9%
Spain	4.1%
Netherlands	3.9%
Germany	3.6%
Other	23.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	93.4	93.4
Bonds	0.9	0.9
Short-Term Investments and Net Other Assets	5.7	5.7
Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	2.5	2.3
Novartis AG sponsored ADR (Switzerland, Pharmaceuticals)	2.1	2.1
BP PLC sponsored ADR (United Kingdom, Oil & Gas)	2.0	1.1
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	1.6	0.7
Total SA sponsored ADR (France, Oil & Gas)	1.5	1.2
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.5	1.5
Sanofi-Aventis sponsored ADR (France, Pharmaceuticals)	1.0	0.8
Toyota Motor Corp. ADR (Japan, Automobiles)	1.0	1.0
UBS AG (NY Shares) (Switzerland, Capital Markets)	1.0	0.9
Tesco PLC (United Kingdom, Food & Staples Retailing)	1.0	0.8
	15.2
Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.0	22.5
Consumer Discretionary	14.2	14.0
Health Care	12.1	13.8
Consumer Staples	8.5	8.1
Information Technology	8.2	9.2
Energy	8.2	8.0
Industrials	7.3	5.9
Telecommunication Services	5.9	6.1
Materials	5.3	4.7
Utilities	1.8	1.5

Annual Report

Diversified International

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 93.0%
	Shares	Value (Note 1)
Australia - 2.8%
Australia & New Zealand Banking Group Ltd.	2,630,321	$40,176,838
Australian Gas Light Co.	2,118,164	20,776,276
Brambles Industries Ltd. (d)	10,704,822	56,828,019
CSL Ltd.	8,022,774	173,003,099
Hardman Resources Ltd. (a)(d)	9,552,586	15,377,872
Macquarie Bank Ltd.	1,558,748	46,205,986
News Corp. Ltd. sponsored ADR	2,370,500	74,528,520
Promina Group Ltd.	10,274,227	34,925,437
QBE Insurance Group Ltd.	8,271,356	85,032,331
Suncorp-Metway Ltd.	956,355	12,259,132
TOTAL AUSTRALIA		559,113,510
Austria - 0.1%
Bank Austria Creditanstalt AG	343,800	25,522,130
Bermuda - 0.2%
Aquarius Platinum Ltd. (Australia)	3,069,696	16,364,856
Clear Media Ltd. (a)(e)	27,321,500	26,325,687
TOTAL BERMUDA		42,690,543
Brazil - 0.5%
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	1,684,400	44,703,976
Petroleo Brasileiro SA Petrobras sponsored ADR	916,600	32,548,466
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)	500,000	7,563,172
Votorantim Celulose e Papel SA sponsored ADR	453,400	15,664,970
TOTAL BRAZIL		100,480,584
Canada - 6.3%
Aber Diamond Corp. (a)	552,300	19,237,645
Astral Media, Inc. Class A (non-vtg.)	856,500	19,832,738
ATI Technologies, Inc. (a)	1,822,600	32,924,580
Barrick Gold Corp.	829,900	18,807,932
Brascan Corp. Class A (ltd. vtg.) (d)	1,348,200	48,023,087
Canadian Imperial Bank of Commerce	494,400	30,000,542
Canadian Natural Resources Ltd.	1,088,900	45,850,303
Canadian Western Bank, Edmonton	200,000	7,825,266
CGI Group, Inc. Class A (sub. vtg.) (a)	3,210,700	21,090,939
EnCana Corp.	2,995,061	148,541,844
ITF Optical Technologies, Inc. Series A (g)	39,827	49,784
Jean Coutu Group, Inc.:
Class A (f)	1,656,600	21,968,297
Class A (sub. vtg.)	4,350,660	57,694,428
Kinross Gold Corp. (a)(f)	903,300	6,764,459
Kinross Gold Corp. (a)	2,774,865	20,779,873
Loblaw Companies Ltd.	782,100	42,449,243
Meridian Gold, Inc. (a)	519,000	8,791,698
Metro, Inc. Class A (sub. vtg.)	703,000	11,146,635
National Bank of Canada	1,098,000	43,979,505
Novagold Resources, Inc. (a)	263,200	1,858,620

	Shares	Value (Note 1)
OZ Optics Ltd. unit (g)	102,000	$1,504,500
Petro-Canada	1,958,000	106,883,311
Power Corp. of Canada (sub. vtg.)	3,491,000	84,046,574
Precision Drilling Corp. (a)	1,835,400	113,633,994
Research in Motion Ltd. (a)	815,908	71,919,960
Sun Life Financial, Inc.	2,352,105	72,348,691
Talisman Energy, Inc.	2,793,800	75,015,199
Tembec, Inc. (a)	2,508,700	16,355,937
TimberWest Forest Corp. unit	3,062,600	37,218,442
TransCanada Corp.	814,600	18,481,256
Wheaton River Minerals Ltd. (a)	11,956,600	39,172,997
TOTAL CANADA		1,244,198,279
Cayman Islands - 0.2%
Apex Silver Mines Ltd. (a)	1,870,000	35,081,200
China - 1.0%
BYD Co. Ltd. (H Shares) (e)	9,773,000	27,497,039
China Telecom Corp. Ltd. sponsored ADR	1,086,820	34,821,713
Global Bio-Chem Technology Group Co. Ltd.	88,171,600	69,099,112
Global Bio-Chem Technology Group Co. Ltd. warrants 5/31/07 (a)	10,197,200	707,438
People's Food Holdings Ltd.	44,570,000	31,090,051
Sinopec Shanghai Petrochemical Co. Ltd. sponsored ADR	215,300	7,587,172
Sinopec Zhenhai Refining & Chemical Co. Ltd. (H Shares)	34,932,000	33,434,408
TOTAL CHINA		204,236,933
Denmark - 2.1%
Coloplast AS Series B	466,500	46,429,100
Danske Bank AS	4,056,750	113,686,795
GN Store Nordic AS	1,008,500	10,245,631
Novo Nordisk AS Series B	2,600,872	129,651,734
Novozymes AS Series B	1,693,280	75,516,060
TDC AS	932,177	34,590,468
TOTAL DENMARK		410,119,788
Finland - 0.4%
Fortum Oyj	2,591,200	39,791,504
Nokia Corp. sponsored ADR	2,750,000	42,405,000
TOTAL FINLAND		82,196,504
France - 8.6%
Accor SA	1,241,400	51,693,681
April Group	384,874	8,348,269
Areva (investment certificates)	47,002	17,376,890
AXA SA sponsored ADR (d)	2,621,400	56,753,310
Bacou Dalloz	331,413	25,552,580
BNP Paribas SA	2,449,054	167,201,802
Carrefour SA	559,000	24,558,044
CNP Assurances	1,045,307	71,365,194
Credit Agricole SA	3,952,931	116,195,256
Dassault Aviation SA	35,265	18,935,969
Common Stocks - continued
	Shares	Value (Note 1)
France - continued
Eiffage SA	268,405	$26,774,101
Essilor International SA	976,470	66,478,117
Financiere Marc de Lacharriere SA (Fimalac)	314,687	12,886,559
Ipsos SA	238,905	22,409,769
L'Oreal SA	1,382,279	94,547,835
Lagardere S.C.A. (Reg.)	1,452,218	93,849,370
Medidep SA (a)	386,497	10,757,555
Neopost SA	1,183,157	82,366,279
NRJ Group	713,954	14,837,626
Pernod-Ricard	650,731	90,352,340
Sanofi-Aventis sponsored ADR	5,630,400	205,509,600
Total SA sponsored ADR	2,940,700	306,656,196
Vinci SA	648,047	77,415,691
Vivendi Universal SA sponsored ADR (a)	1,784,600	48,951,578
TOTAL FRANCE		1,711,773,611
Germany - 4.2%
Adidas-Salomon AG	277,273	38,864,120
Allianz AG sponsored ADR (d)	9,317,300	99,229,245
BASF AG sponsored ADR	333,700	20,966,371
Celesio AG	704,290	51,219,737
Continental AG	729,761	39,969,857
Deutsche Boerse AG	650,804	32,605,446
Deutsche Telekom AG sponsored ADR (a)	7,561,800	145,715,886
E.ON AG sponsored ADR (d)	635,300	51,808,715
Fielmann AG	169,873	10,682,372
Fresenius Medical Care AG sponsored ADR	2,079,500	53,547,125
GFK AG	883,551	29,115,016
Hypo Real Estate Holding AG (a)	905,060	33,958,579
K&S AG	588,273	24,586,871
Metro AG	1,069,857	51,245,263
RWE AG	2,110,774	112,152,059
Wincor Nixdorf AG	670,095	44,702,547
TOTAL GERMANY		840,369,209
Greece - 0.4%
Greek Organization of Football Prognostics SA	2,231,590	45,635,136
Public Power Corp. of Greece	919,870	22,907,488
TOTAL GREECE		68,542,624
Hong Kong - 1.2%
Aeon Credit Service (Asia) Co. Ltd.	6,062,000	3,855,095
Cosco Pacific Ltd.	11,082,000	19,149,363
Hengan International Group Co. Ltd.	19,752,000	10,531,084
Hutchison Whampoa Ltd.	3,345,000	25,677,216
Li & Fung Ltd.	5,000,000	7,387,232
Shun Tak Holdings Ltd.	19,332,000	11,983,620
Techtronic Industries Co. Ltd.	49,555,500	98,681,893
Television Broadcasts Ltd.	6,648,000	28,441,281

	Shares	Value (Note 1)
Wharf Holdings Ltd.	1,634,000	$5,374,102
Yue Yuen Industrial Holdings Ltd.	14,011,947	35,193,232
TOTAL HONG KONG		246,274,118
India - 2.0%
ABB Ltd. India	287,182	4,833,349
Bajaj Auto Ltd.	1,077,265	22,854,605
Divi's Laboratories Ltd.	213,156	5,153,641
Housing Development Finance Corp. Ltd.	4,929,483	69,633,638
I-Flex Solutions Ltd.	1,027,323	13,504,647
Infosys Technologies Ltd.	2,726,725	114,659,585
Matrix Laboratories Ltd.	71,515	2,896,251
National Thermal Power Corp.	1,695,900	2,319,307
Ranbaxy Laboratories Ltd.	1,021,165	24,745,823
Reliance Industries Ltd.	1,673,571	19,533,917
Satyam Computer Services Ltd.	5,198,821	42,900,165
Siemens India Ltd.	99,939	2,525,755
State Bank of India	6,579,405	68,825,788
TOTAL INDIA		394,386,471
Ireland - 2.1%
Allied Irish Banks PLC	5,816,503	101,672,472
Bank of Ireland	2,391,277	32,820,277
CRH PLC	3,789,383	90,923,877
DEPFA BANK PLC	2,644,493	40,609,892
Elan Corp. PLC sponsored ADR (a)	1,771,900	45,715,020
IAWS Group PLC (Ireland)	3,716,027	49,503,711
Independent News & Media PLC (Ireland)	16,304,402	47,571,615
TOTAL IRELAND		408,816,864
Italy - 2.1%
Autostrade Spa	2,103,684	46,169,248
Banca Intesa Spa	21,974,787	90,268,843
Banco Popolare di Verona e Novara	1,480,782	26,339,898
Bulgari Spa	1,807,404	18,757,902
Cassa Di Risparmio Di Firenze	4,251,975	8,319,675
ENI Spa sponsored ADR	1,477,900	169,116,097
Telecom Italia Spa ADR	1,791,019	59,820,035
TOTAL ITALY		418,791,698
Japan - 11.7%
Advantest Corp.	361,100	25,282,288
Aiful Corp.	162,550	16,249,624
Aruze Corp.	200,000	3,968,441
Asahi Glass Co. Ltd.	4,679,000	43,060,858
Canon, Inc. ADR	2,215,800	109,682,100
Credit Saison Co. Ltd.	1,114,300	35,692,134
Daiwa Securities Group, Inc.	12,419,000	76,272,971
East Japan Railway Co.	10,421	54,844,777
Fanuc Ltd.	86,800	5,248,925
Fuji Photo Film Co. Ltd.	295,500	10,107,337
Honda Motor Co. Ltd.	2,048,900	99,535,561
Hoya Corp.	961,300	98,823,110
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
JAFCO Co. Ltd.	271,500	$13,980,961
Kao Corp.	602,000	13,907,403
KDDI Corp.	7,779	37,485,614
Keyence Corp.	238,100	53,723,512
Millea Holdings, Inc.	4,569	60,439,363
Mitsubishi Electric Corp.	4,052,000	18,989,861
Mitsubishi Tokyo Financial Group, Inc. (MTFG)	8,473	71,935,769
Mizuho Financial Group, Inc.	20,935	80,903,434
Murata Manufacturing Co. Ltd.	1,581,100	75,443,425
Nikko Cordial Corp.	20,414,000	91,427,561
Nintendo Co. Ltd.	247,800	28,002,910
Nippon Electric Glass Co. Ltd.	1,008,000	22,524,873
Nitto Denko Corp.	2,123,500	100,923,181
Nomura Holdings, Inc.	6,420,000	78,131,399
OMC Card, Inc. (a)	1,388,000	15,619,672
ORIX Corp.	943,500	110,811,214
Rakuten, Inc.	2,862	21,498,464
Ricoh Co. Ltd.	3,527,000	65,984,409
Rohm Co. Ltd.	734,500	75,507,723
Seiyu Ltd. (a)(d)	7,922,000	18,413,681
SFCG Co. Ltd.	82,310	17,327,602
Shinko Electric Industries Co.Ltd.	262,700	7,595,427
Softbank Corp. (d)	620,300	28,132,848
Sumitomo Forestry Co. Ltd.	748,000	7,095,876
Sumitomo Mitsui Financial Group, Inc. (d)	24,630	160,344,591
T&D Holdings, Inc. (a)	492,550	21,780,450
Tokyo Electron Ltd.	920,000	49,983,464
Toyota Motor Corp. ADR (d)	2,633,250	204,313,868
UFJ Holdings, Inc. (a)	24,583	114,280,114
USS Co. Ltd.	90,330	7,314,481
Yahoo! Japan Corp. (a)(d)	6,817	30,853,148
Yahoo! Japan Corp. New (a)(d)	5,706	24,854,405
Yamato Transport Co. Ltd.	1,415,000	19,105,541
TOTAL JAPAN		2,327,404,370
Korea (South) - 2.9%
AmorePacific Corp.	255,950	50,069,723
Hana Bank	817,650	20,413,863
Honam Petrochemical Corp.	435,190	17,026,640
Hyundai Motor Co.	973,596	47,223,106
Kookmin Bank sponsored ADR (a)	2,055,190	69,116,040
Korea Exchange Bank (a)	3,211,310	21,370,488
LG Electronics, Inc.	1,768,270	99,825,524
NCsoft Corp. (a)	159,420	15,237,107
Samsung Electronics Co. Ltd.	462,500	181,571,031
Shinhan Financial Group Co. Ltd.	2,749,840	54,161,659
TOTAL KOREA (SOUTH)		576,015,181
Mexico - 0.6%
America Movil SA de CV sponsored ADR	1,145,700	50,410,800

	Shares	Value (Note 1)
Cemex SA de CV sponsored ADR	310,763	$9,005,912
Fomento Economico Mexicano SA de CV sponsored ADR	1,159,600	51,138,360
TOTAL MEXICO		110,555,072
Netherlands - 3.6%
ASML Holding NV (NY Shares) (a)	7,549,433	107,579,420
EADS NV	3,583,153	102,482,816
Efes Breweries International NV unit (a)(f)	136,470	3,787,043
Fugro NV (Certificaten Van Aandelen)	530,900	41,375,017
ING Groep NV sponsored ADR	4,744,500	126,346,035
Koninklijke Numico NV (Certificaten Van Aandelen) (a)	2,963,357	100,190,134
Nutreco Holding NV	243,769	5,970,746
OPG Groep NV (A Shares)	495,000	26,668,308
QIAGEN NV (a)	3,147,382	33,488,144
Reed Elsevier NV ADR	2,794,100	73,903,945
VNU NV	2,010,947	55,096,684
Wolters Kluwer NV (Certificaten Van Aandelen)	2,106,671	38,524,509
TOTAL NETHERLANDS		715,412,801
Netherlands Antilles - 0.2%
Schlumberger Ltd. (NY Shares)	499,800	31,457,412
Norway - 0.9%
DnB NOR ASA	11,746,090	99,747,421
Schibsted AS (B Shares)	963,150	21,053,452
Storebrand ASA (A Shares)	7,051,661	53,783,338
TOTAL NORWAY		174,584,211
Portugal - 0.3%
Brisa Auto-Estradas de Portugal SA	5,148,820	42,235,137
Portugal Telecom SGPS SA sponsored ADR	1,995,200	22,585,664
TOTAL PORTUGAL		64,820,801
Singapore - 0.1%
Want Want Holdings Ltd.	18,018,000	17,657,640
South Africa - 0.1%
Anglogold Ashanti Ltd. sponsored ADR (d)	307,700	11,409,516
Massmart Holdings Ltd.	1,954,145	13,719,484
TOTAL SOUTH AFRICA		25,129,000
Spain - 3.6%
Actividades de Construccion y Servicios SA (ACS)	3,729,637	72,499,082
Altadis SA (Spain)	1,563,473	57,562,337
Antena 3 Television SA (a)	336,053	21,652,868
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (d)	6,449,100	101,573,325
Banco Santander Central Hispano SA ADR (d)	2,232,100	24,954,878
Compania de Distribucion Integral Logista SA	647,820	29,430,042
Common Stocks - continued
	Shares	Value (Note 1)
Spain - continued
Fomento Construcciones y Contratas SA (FOCSA)	438,613	$16,771,437
Gestevision Telecinco SA	2,023,860	38,771,307
Grupo Auxiliar Metalurgico SA (Gamesa)	3,302,932	45,691,298
Grupo Ferrovial SA	1,207,903	53,653,103
Inditex SA	2,375,131	60,545,946
Prosegur Comp Securidad SA (Reg.)	1,277,771	22,074,708
Telefonica SA sponsored ADR	3,371,100	167,981,913
Vallehermoso SA	500,000	7,703,794
TOTAL SPAIN		720,866,038
Sweden - 1.0%
Gambro AB (A Shares)	3,049,500	35,668,809
Hennes & Mauritz AB (H&M) (B Shares)	1,676,950	48,947,683
Skandinaviska Enskilda Banken AB (A Shares)	1,222,000	20,381,924
Tele2 AB (B Shares) (d)	947,650	31,545,023
Telefonaktiebolaget LM Ericsson ADR (a)	2,307,100	66,698,261
TOTAL SWEDEN		203,241,700
Switzerland - 9.5%
ABB Ltd. (Reg.) (a)	20,306,294	117,707,786
Actelion Ltd. (Reg.) (a)	329,985	37,868,944
Alcon, Inc.	914,900	65,140,880
Compagnie Financiere Richemont unit	2,642,856	75,159,123
Credit Suisse Group sponsored ADR	2,596,800	88,992,336
INFICON Holding AG (a)(e)	147,886	9,662,513
Nestle SA (Reg.)	763,830	181,232,072
Nobel Biocare Holding AG (Switzerland)	682,443	111,930,256
Novartis AG sponsored ADR	8,819,499	423,424,147
Phonak Holding AG	868,728	27,288,742
Roche Holding AG (participation certificate)	2,854,480	292,669,084
Schindler Holding AG (Reg.)	118,116	42,050,008
SIG Holding AG	158,547	29,749,144
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	88,300	56,435,668
Swiss Life Holding (a)	217,662	27,914,267
Syngenta AG sponsored ADR	1,018,700	19,396,048
Tecan Group AG (e)	682,332	15,117,843
The Swatch Group AG (Reg.)	2,664,100	73,643,240
UBS AG (NY Shares)	2,758,753	199,982,005
TOTAL SWITZERLAND		1,895,364,106
Taiwan - 0.2%
Novatek Microelectronics Corp.	2,154,000	5,248,946
Taishin Financial Holdings Co. Ltd.	22,697,288	18,527,014
Yuen Foong Yu Paper Manufacturing Co.	15,894,360	7,413,725
TOTAL TAIWAN		31,189,685
Thailand - 0.0%
Thai Oil PCL (a)	3,959,500	3,977,822

	Shares	Value (Note 1)
United Kingdom - 20.6%
Allied Domecq PLC	5,416,296	$48,248,410
Amdocs Ltd. (a)	2,358,300	59,311,245
AstraZeneca PLC sponsored ADR	2,582,900	106,415,480
BAE Systems PLC	11,360,220	49,737,328
BOC Group PLC	4,018,363	64,760,704
BP PLC sponsored ADR	6,777,900	394,812,675
British American Tobacco PLC sponsored ADR	3,223,800	97,036,380
British Land Co. PLC	3,695,495	50,593,147
Cadbury Schweppes PLC sponsored ADR	2,626,500	87,987,750
Capita Group PLC	18,240,802	117,907,338
Carnival PLC ADR	1,542,300	81,803,592
Carphone Warehouse Group PLC	2,993,508	9,159,198
Daily Mail & General Trust PLC Class A	4,266,430	56,802,286
Danka Business Systems PLC sponsored ADR (a)(d)	1,877,700	6,515,619
Enterprise Inns PLC	7,032,132	79,990,878
FKI PLC	4,116,265	9,039,284
French Connection Group PLC	2,689,519	15,766,239
George Wimpey PLC	3,146,100	20,235,007
Group 4 Securicor PLC (a)	12,816,124	28,026,651
GUS PLC	308,500	5,051,213
Hilton Group PLC	16,783,453	79,495,545
HSBC Holdings PLC sponsored ADR (d)	3,900,600	316,065,618
Inchcape PLC	1,358,940	36,909,445
Intertek Group PLC	3,177,334	40,171,135
ITV PLC	25,000,024	49,157,185
Johnston Press PLC	1,005,927	10,176,222
Kesa Electricals PLC	5,320,074	26,591,900
Maiden Group PLC	1,585,000	6,626,336
mmO2 PLC (a)	4,566,587	8,832,358
National Grid Transco PLC	10,108,837	87,959,748
Next PLC	2,308,001	70,829,677
Northern Rock PLC	2,243,000	30,563,510
PHS Group PLC	4,354,392	5,601,294
Provident Financial PLC	4,523,707	48,589,428
Prudential PLC	2,441,118	17,966,112
Punch Taverns Ltd.	2,894,500	29,414,501
Rank Group PLC	9,138,973	48,031,508
Reckitt Benckiser PLC	5,403,762	148,357,535
Reuters Group PLC sponsored ADR	789,800	32,302,820
Rio Tinto PLC (Reg.)	2,592,061	68,884,021
Royal Bank of Scotland Group PLC	5,490,512	161,938,712
SABMiller PLC	3,960,669	57,171,230
Serco Group PLC	11,783,976	47,207,515
Shire Pharmaceuticals Group PLC sponsored ADR	1,516,000	43,054,400
Signet Group PLC	17,664,700	34,490,382
SMG PLC	6,338,443	13,103,820
Smith & Nephew PLC	15,371,105	132,929,313
Standard Chartered PLC	4,036,049	72,202,990
Taylor Nelson Sofres PLC	6,062,020	25,733,102
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Tesco PLC	37,521,958	$197,892,889
Trinity Mirror PLC	2,569,905	30,460,679
Vodafone Group PLC sponsored ADR	19,622,400	506,061,703
VT Group PLC	1,632,799	8,153,894
W.H. Smith PLC	2,324,088	14,360,768
William Hill PLC	4,671,790	41,981,212
Xstrata PLC	6,617,078	102,750,930
Yell Group PLC	9,132,830	61,425,579
TOTAL UNITED KINGDOM		4,102,645,440
United States of America - 3.5%
AFLAC, Inc.	1,202,100	43,131,348
Covance, Inc. (a)	725,100	28,800,972
Fox Entertainment Group, Inc. Class A (a)	508,400	15,079,144
Freeport-McMoRan Copper & Gold, Inc. Class B	2,135,600	77,351,432
Mettler-Toledo International, Inc. (a)	1,003,900	48,086,810
Newmont Mining Corp.	730,380	34,707,658
NTL, Inc. (a)	1,035,928	68,899,571
Orthofix International NV (a)	512,400	18,190,200
Phelps Dodge Corp.	745,400	65,252,316
Shaw Group, Inc. (a)	1,397,900	17,040,401
Stillwater Mining Co. (a)	1,666,000	20,591,760
Synthes, Inc.	1,347,494	144,027,672
Telewest Global, Inc. (a)	6,177,222	75,979,831
Transocean, Inc. (a)	1,295,200	45,655,800
TOTAL UNITED STATES OF AMERICA		702,794,915
TOTAL COMMON STOCKS (Cost $14,810,787,238)		18,495,710,260
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.0%
Canada - 0.0%
Metrophotonics, Inc. Series 2 (g)	198,000	851,400
Nonconvertible Preferred Stocks - 0.4%
Germany - 0.3%
Fresenius Medical Care AG	536,400	29,358,657
Porsche AG (non-vtg.)	47,573	30,376,270
TOTAL GERMANY		59,734,927
Italy - 0.1%
Banca Intesa Spa (Risp)	6,010,500	20,313,613
TOTAL NONCONVERTIBLE PREFERRED STOCKS		80,048,540
TOTAL PREFERRED STOCKS (Cost $61,542,932)		80,899,940
Nonconvertible Bonds - 0.1%
		Principal Amount	Value (Note 1)
United Kingdom - 0.1%
British Energy PLC:
6.077% 3/25/06	GBP	2,461,000	$10,786,059
6.202% 3/25/16	GBP	1,439,000	6,306,842
TOTAL NONCONVERTIBLE BONDS (Cost $11,786,292)			17,092,901
Government Obligations - 1.8%

Germany - 1.0%
German Federal Republic 2.0028% to 2.0333% 11/17/04	EUR	152,600,000	195,067,410
Japan - 0.8%
Japan Government:
0.1% 1/20/06	JPY	4,619,700,000	43,689,568
0.1% 2/20/06	JPY	9,152,500,000	86,542,168
0.2% 8/20/06	JPY	4,013,000,000	37,982,352
TOTAL JAPAN			168,214,088
TOTAL GOVERNMENT OBLIGATIONS (Cost $353,132,368)			363,281,498
Money Market Funds - 6.5%
	Shares
Fidelity Cash Central Fund, 1.79% (b)	1,052,365,262	1,052,365,262
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	237,161,317	237,161,317
TOTAL MONEY MARKET FUNDS (Cost $1,289,526,579)		1,289,526,579
Cash Equivalents - 0.0%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.79%, dated 10/29/04 due 11/1/04) (Cost $6,488,000)	$6,488,968	6,488,000
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $16,533,263,409)		20,252,999,178
NET OTHER ASSETS - (1.8)%		(350,936,158)
NET ASSETS - 100%		$19,902,063,020
Currency Abbreviations
EUR	-	European Monetary Unit
GBP	-	British pound
JPY	-	Japanese yen
Legend
(a)Non-income producing

(b)Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c)Includes investment made with cash collateral received from securities on loan.
(d)Security or a portion of the security is on loan at period end.
(e)Affiliated company

(f)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $32,519,799 or 0.2% of net assets.

(g)Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,405,684 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
ITF Optical Technologies, Inc. Series A	10/11/00	$1,999,935
Metrophotonics, Inc. Series 2	9/29/00	$1,980,000
OZ Optics Ltd. unit	8/18/00	$1,505,520
Other Information

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Banco Latin Americano de Exporaciones SA (BLADEX) Series E	$27,404,760	$-	$29,454,012	$203,974	$-
Business Objects SA sponsored ADR	-	21,249,034	15,908,311	-	-
BYD Co. Ltd. (H Shares)	23,084,259	2,582,387	-	557,504	27,497,039
Clear Media Ltd.	17,565,565	4,536,230	4,428,924	-	26,325,687
Grupo Radio Centro SA de CV sponsored ADR	6,732,237	140,244	6,024,597	-	-
INFICON Holding AG	14,630,912	-	4,074,364	-	9,662,513
Orthofix International NV	26,298,250	-	7,798,092	-	-
Tecan Group AG	14,116,998	16,295,348	3,566,823	226,536	15,117,843
Total	$129,832,981	$44,803,243	$71,255,123	$988,014	$78,603,082
Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $179,438,000 all of which will expire on October 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Diversified International

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $226,690,610 and repurchase agreements of $6,488,000)(cost $16,533,263,409) - See accompanying schedule		$20,252,999,178
Cash		367
Foreign currency held at value (cost $32,480,725)		32,646,051
Receivable for investments sold		101,522,269
Receivable for fund shares sold		70,597,635
Dividends receivable		20,789,667
Interest receivable		1,560,278
Other affiliated receivables		38,400
Other receivables		2,203,998
Total assets		20,482,357,843

Liabilities
Payable for investments purchased	$301,309,469
Payable for fund shares redeemed	14,981,715
Accrued management fee	13,416,529
Other affiliated payables	4,248,245
Other payables and accrued expenses	9,177,548
Collateral on securities loaned, at value	237,161,317
Total liabilities		580,294,823

Net Assets		$19,902,063,020
Net Assets consist of:
Paid in capital		$16,316,644,853
Undistributed net investment income		85,476,474
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(214,920,232)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,714,861,925
Net Assets, for 763,250,283 shares outstanding		$19,902,063,020
Net Asset Value, offering price and redemption price per share ($19,902,063,020 ÷ 763,250,283 shares)		$26.08

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends (including $988,014 received from affiliated issuers)		$300,603,850
Interest		15,276,442
Security lending		4,420,622
		320,300,914
Less foreign taxes withheld		(32,417,936)
Total income		287,882,978

Expenses
Management fee Basic fee	$117,634,349
Performance adjustment	17,520,351
Transfer agent fees	42,184,221
Accounting and security lending fees	1,989,255
Non-interested trustees' compensation	90,107
Appreciation in deferred trustee compensation account	8,670
Custodian fees and expenses	4,395,877
Registration fees	1,375,661
Audit	139,941
Legal	25,618
Miscellaneous	1,868,534
Total expenses before reductions	187,232,584
Expense reductions	(6,014,701)	181,217,883
Net investment income (loss)		106,665,095
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (net of foreign taxes of $1,360,601) (Including realized gain (loss) of $960,416 from affiliated issuers)	681,201,723
Foreign currency transactions	(420,809)
Total net realized gain (loss)		680,780,914
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $12,339,731)	1,619,242,164
Assets and liabilities in foreign currencies	441,882
Total change in net unrealized appreciation (depreciation)		1,619,684,046
Net gain (loss)		2,300,464,960
Net increase (decrease) in net assets resulting from operations		$2,407,130,055

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$106,665,095	$80,996,234
Net realized gain (loss)	680,780,914	163,805,573
Change in net unrealized appreciation (depreciation)	1,619,684,046	2,381,925,774
Net increase (decrease) in net assets resulting from operations	2,407,130,055	2,626,727,581
Distributions to shareholders from net investment income	(162,070,361)	(53,240,295)
Share transactions Proceeds from sales of shares	9,058,506,235	3,892,882,628
Reinvestment of distributions	153,854,160	50,696,237
Cost of shares redeemed	(3,099,431,189)	(1,710,750,521)
Net increase (decrease) in net assets resulting from share transactions	6,112,929,206	2,232,828,344
Redemption fees	1,687,773	598,391
Total increase (decrease) in net assets	8,359,676,673	4,806,914,021

Net Assets
Beginning of period	11,542,386,347	6,735,472,326
End of period (including undistributed net investment income of $85,476,474 and undistributed net investment income of $122,952,442, respectively)	$19,902,063,020	$11,542,386,347
Other Information Shares
Sold	366,041,656	207,041,717
Issued in reinvestment of distributions	6,640,238	2,989,169
Redeemed	(125,764,850)	(92,290,398)
Net increase (decrease)	246,917,044	117,740,488

Financial Highlights

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$22.35	$16.90	$18.06	$22.98	$21.34
Income from Investment Operations
Net investment income (loss) B	.16	.18	.14	.22	.39 C
Net realized and unrealized gain (loss)	3.87	5.40	(1.29)	(3.78)	2.20
Total from investment operations	4.03	5.58	(1.15)	(3.56)	2.59
Distributions from net investment income	(.30)	(.13)	(.01)	(.55)	(.25)
Distributions from net realized gain	-	-	-	(.81)	(.70)
Total distributions	(.30)	(.13)	(.01)	(1.36)	(.95)
Redemption fees added to paid in capital B	- E	- E	- E	- E	- E
Net asset value, end of period	$26.08	$22.35	$16.90	$18.06	$22.98
Total Return A	18.20%	33.26%	(6.37)%	(16.45)%	12.20%
Ratios to Average Net Assets D
Expenses before expense reductions	1.15%	1.24%	1.22%	1.21%	1.14%
Expenses net of voluntary waivers, if any	1.15%	1.24%	1.22%	1.21%	1.14%
Expenses net of all reductions	1.12%	1.22%	1.19%	1.16%	1.12%
Net investment income (loss)	.66%	.96%	.77%	1.08%	1.62%
Supplemental Data
Net assets, end of period (000 omitted)	$19,902,063	$11,542,386	$6,735,472	$5,843,745	$6,287,669
Portfolio turnover rate	55%	51%	55%	86%	94%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Investment income per share reflects a special dividend which amounted to $.19 per share. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Aggressive International

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Life of fund A
Fidelity Aggressive International	6.65%	0.51%	6.45%

A From November 1, 1994.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Aggressive International Fund on November 1, 1994, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital International All Country World ex USA Index did over the same period.

Annual Report

Aggressive International

Management's Discussion of Fund Performance

Comments from Kevin McCarey, Portfolio Manager of Fidelity® Aggressive International Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

For the 12 months ending October 31, 2004, the fund gained 6.65%. By comparison, the Morgan Stanley Capital International All Country World (MSCI ACWI) ex USA Index returned 19.40%, and the LipperSM International Funds Average returned 16.12%. There were several reasons for the relative underperformance. One was weak stock selection in emerging markets, particularly India. India's stock market plummeted in May, as investors feared whether a new incoming government would reverse India's recent economic reforms. Also hurting performance were some of the fund's technology holdings, including those in emerging markets, which fell on a downturn in demand. For example, semiconductor equipment makers ASM International and AMSL Holding, both Dutch companies, hurt results. These leading suppliers to semiconductor manufacturers were hurt by a near-term slowdown in orders. On the positive side, Sweden-based wireless telecommunications equipment maker Ericsson was a particularly strong holding, benefiting from stronger-than-expected earnings. The fund also benefited from timely trading, as I eliminated Ericsson from the portfolio shortly before it declined on concerns about China's economy. Also adding to performance was French telecommunications equipment maker Alcatel, the third-largest holding in the fund at period end, which benefited from improved financial performance.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Aggressive International

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2004
Switzerland	15.1%
United Kingdom	14.5%
Japan	12.7%
France	11.9%
United States of America	9.0%
Germany	6.1%
Netherlands	5.4%
Canada	4.3%
Hong Kong	3.6%
Other	17.4%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2004
Japan	17.3%
United Kingdom	14.1%
Switzerland	13.3%
United States of America	11.3%
India	7.8%
Canada	5.1%
France	5.0%
Korea (South)	4.9%
Germany	4.0%
Other	17.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	91.9	89.1
Short-Term Investments and Net Other Assets	8.1	10.9
Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Actelion Ltd. (Reg.) (Switzerland, Biotechnology)	4.0	2.3
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	3.7	3.0
Alcatel SA (RFD) (France, Communications Equipment)	3.5	0.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.0	3.2
UBS AG (Reg.) (Switzerland, Capital Markets)	2.7	2.1
ASML Holding NV (NY Shares) (Netherlands, Semiconductors & Semiconductor Equipment)	2.6	0.0
Aracruz Celulose SA sponsored ADR (Brazil, Paper & Forest Products)	2.4	2.2
EnCana Corp. (Canada, Oil & Gas)	2.2	2.3
Total SA Series B (France, Oil & Gas)	2.1	0.0
Deutsche Telekom AG (Reg.) (Germany, Diversified Telecommunication Services)	2.1	0.0
	28.3
Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	17.6	12.8
Financials	16.8	23.7
Health Care	13.7	15.6
Information Technology	12.9	7.9
Energy	9.3	4.4
Telecommunication Services	6.8	10.0
Materials	6.3	4.8
Industrials	5.3	3.7
Consumer Staples	3.2	5.4
Utilities	0.0	0.8

Annual Report

Aggressive International

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 91.9%
	Shares	Value (Note 1)
Australia - 2.0%
CSL Ltd.	675,114	$14,558,158
Bahamas (Nassau) - 0.6%
Kerzner International Ltd. (a)	89,700	4,549,584
Brazil - 3.4%
Aracruz Celulose SA sponsored ADR	516,700	17,402,456
Votorantim Celulose e Papel SA sponsored ADR	200,300	6,920,365
TOTAL BRAZIL		24,322,821
Canada - 4.3%
Canadian Natural Resources Ltd.	357,000	15,032,196
EnCana Corp.	318,990	15,820,500
TOTAL CANADA		30,852,696
China - 0.9%
Global Bio-Chem Technology Group Co. Ltd.	1,046,000	819,739
Li Ning Co. Ltd.	68,000	26,864
People's Food Holdings Ltd.	6,040,000	4,213,236
Weichai Power Co. Ltd. (H Shares)	778,000	1,604,237
TOTAL CHINA		6,664,076
Denmark - 1.6%
Novo Nordisk AS Series B	230,600	11,495,256
France - 11.9%
Alcatel SA (RFD) (a)	1,726,600	25,225,626
Dassault Systemes SA	163,793	8,338,123
Louis Vuitton Moet Hennessy (LVMH)	77,700	5,339,535
NRJ Group	110,300	2,292,291
Pernod-Ricard	107,700	14,953,870
Societe Generale Series A	120,899	11,247,741
Technip-Coflexip SA	20,940	3,293,341
Total SA Series B	72,993	15,223,420
TOTAL FRANCE		85,913,947
Germany - 6.1%
Adidas-Salomon AG	52,621	7,375,651
Deutsche Telekom AG (Reg.) (a)	787,467	15,174,489
HeidelbergCement AG	217,467	10,736,525
Siemens AG (Reg.)	139,800	10,448,652
TOTAL GERMANY		43,735,317
Hong Kong - 3.6%
China Merchants Holdings International Co. Ltd.	1,410,000	2,083,200
China Resources Power Holdings Co. Ltd.	280,000	160,078
Johnson Electric Holdings Ltd.	3,579,000	3,563,504
Li & Fung Ltd.	2,506,000	3,702,481
Solomon Systech Ltd.	18,234,000	4,614,898
Techtronic Industries Co. Ltd.	5,941,000	11,830,556
TOTAL HONG KONG		25,954,717

	Shares	Value (Note 1)
India - 3.5%
Bank of Baroda	1,469,872	$4,994,679
National Thermal Power Corp.	61,900	84,654
State Bank of India	1,296,598	13,819,415
Zee Telefilms Ltd.	1,943,534	6,415,570
TOTAL INDIA		25,314,318
Italy - 2.3%
Banca Intesa Spa	1,788,700	7,347,688
ENI Spa	392,000	8,971,312
TOTAL ITALY		16,319,000
Japan - 12.7%
Aisin Seiki Co. Ltd.	139,400	3,128,218
Fast Retailing Co. Ltd.	72,000	4,585,251
Fuji Photo Film Co. Ltd.	247,700	8,472,377
Honda Motor Co. Ltd.	133,000	6,461,140
Hoya Corp.	51,100	5,253,158
JAFCO Co. Ltd.	108,700	5,597,534
Nintendo Co. Ltd.	45,900	5,186,980
SFCG Co. Ltd.	25,420	5,351,326
SKY Perfect Communications, Inc.	2,509	3,058,166
Softbank Corp. (d)	266,500	12,086,739
Sumitomo Mitsui Financial Group, Inc. (d)	1,563	10,175,339
Toyota Motor Corp.	269,200	10,443,614
Tv Asahi Corp.	3,576	7,433,458
UFJ Holdings, Inc. (a)	863	4,011,867
TOTAL JAPAN		91,245,167
Korea (South) - 0.1%
Korea Exchange Bank (a)	114,320	760,772
Netherlands - 5.4%
ASML Holding NV (a)	508,700	7,248,975
ASML Holding NV (NY Shares) (a)	1,310,000	18,667,500
ING Groep NV (Certificaten Van Aandelen)	305,300	8,130,139
QIAGEN NV (a)	476,240	5,067,194
TOTAL NETHERLANDS		39,113,808
Spain - 1.3%
Antena 3 Television SA (a)	33,800	2,177,832
Telefonica SA	455,900	7,572,499
TOTAL SPAIN		9,750,331
Sweden - 0.7%
Hennes & Mauritz AB (H&M) (B Shares)	178,600	5,213,069
Switzerland - 15.1%
ABB Ltd. (Reg.) (a)	1,202,460	6,970,199
Actelion Ltd. (Reg.) (a)	253,410	29,081,227
Barry Callebaut AG	19,160	3,691,406
Julius Baer Holding AG (Bearer)	24,461	6,864,161
Novartis AG (Reg.)	222,762	10,694,804
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - continued
Roche Holding AG (participation certificate)	214,582	$22,001,036
The Swatch Group AG (Reg.)	354,137	9,789,346
UBS AG (Reg.)	268,754	19,481,977
TOTAL SWITZERLAND		108,574,156
Taiwan - 1.0%
Hon Hai Precision Industries Co. Ltd.	2,040,000	7,502,467
United Kingdom - 14.5%
BHP Billiton PLC	521,800	5,307,433
BP PLC	801,500	7,781,229
BPB PLC	543,900	4,200,390
Capita Group PLC	699,900	4,524,107
Collins Stewart Tullett PLC	829,516	5,964,059
Enterprise Inns PLC	317,300	3,609,304
FKI PLC	1,411,973	3,100,681
HSBC Holdings PLC (United Kingdom) (Reg.)	643,200	10,423,699
Invensys PLC (a)	4,199,355	1,176,834
Man Group PLC	240,800	5,783,555
Rank Group PLC	1,350,226	7,096,354
Rio Tinto PLC (Reg.)	201,200	5,346,890
Shire Pharmaceuticals Group PLC	637,057	6,030,806
Taylor Nelson Sofres PLC	1,873,934	7,954,796
Vodafone Group PLC	10,183,087	26,262,180
TOTAL UNITED KINGDOM		104,562,317
United States of America - 0.9%
NTL, Inc. (a)	97,505	6,485,058
TOTAL COMMON STOCKS (Cost $597,934,739)		662,887,035
Money Market Funds - 13.6%

Fidelity Cash Central Fund, 1.79% (b)	84,589,460	84,589,460
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	13,501,448	13,501,448
TOTAL MONEY MARKET FUNDS (Cost $98,090,908)		98,090,908
TOTAL INVESTMENT PORTFOLIO - 105.5% (Cost $696,025,647)		760,977,943
NET OTHER ASSETS - (5.5)%		(39,834,304)
NET ASSETS - 100%		$721,143,639
Legend
(a)Non-income producing

(b)Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c)Includes investment made with cash collateral received from securities on loan.
(d)Security or a portion of the security is on loan at period end.
Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $46,350,000 of which $25,877,000 and $20,473,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Aggressive International

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $12,855,198) (cost $696,025,647) - See accompanying schedule		$760,977,943
Foreign currency held at value (cost $959,793)		970,708
Receivable for investments sold		26,072
Receivable for fund shares sold		992,117
Dividends receivable		1,025,980
Interest receivable		95,957
Other affiliated receivables		763
Other receivables		197,977
Total assets		764,287,517

Liabilities
Payable for investments purchased	$27,834,173
Payable for fund shares redeemed	1,029,779
Accrued management fee	448,623
Other affiliated payables	195,511
Other payables and accrued expenses	134,344
Collateral on securities loaned, at value	13,501,448
Total liabilities		43,143,878

Net Assets		$721,143,639
Net Assets consist of:
Paid in capital		$700,804,593
Undistributed net investment income		1,698,988
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(46,352,240)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		64,992,298
Net Assets, for 47,421,683 shares outstanding		$721,143,639
Net Asset Value, offering price and redemption price per share ($721,143,639 ÷ 47,421,683 shares)		$15.21

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$9,702,787
Interest		534,485
Security lending		165,704
		10,402,976
Less foreign taxes withheld		(904,838)
Total income		9,498,138

Expenses
Management fee Basic fee	$4,797,867
Performance adjustment	640,242
Transfer agent fees	1,899,040
Accounting and security lending fees	327,886
Non-interested trustees' compensation	3,793
Custodian fees and expenses	373,114
Registration fees	69,055
Audit	56,017
Legal	1,484
Miscellaneous	50,115
Total expenses before reductions	8,218,613
Expense reductions	(526,588)	7,692,025
Net investment income (loss)		1,806,113
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	39,118,646
Foreign currency transactions	(922,530)
Total net realized gain (loss)		38,196,116
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $112,082)	(10,972,243)
Assets and liabilities in foreign currencies	81,326
Total change in net unrealized appreciation (depreciation)		(10,890,917)
Net gain (loss)		27,305,199
Net increase (decrease) in net assets resulting from operations		$29,111,312

See accompanying notes which are an integral part of the financial statements.

Annual Report

Aggressive International
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,806,113	$1,907,618
Net realized gain (loss)	38,196,116	37,939,727
Change in net unrealized appreciation (depreciation)	(10,890,917)	78,049,577
Net increase (decrease) in net assets resulting from operations	29,111,312	117,896,922
Distributions to shareholders from net investment income	(3,891,060)	(285,614)
Share transactions Proceeds from sales of shares	403,776,314	284,514,275
Reinvestment of distributions	3,653,262	266,849
Cost of shares redeemed	(266,445,863)	(146,077,268)
Net increase (decrease) in net assets resulting from share transactions	140,983,713	138,703,856
Redemption fees	86,557	60,094
Total increase (decrease) in net assets	166,290,522	256,375,258

Net Assets
Beginning of period	554,853,117	298,477,859
End of period (including undistributed net investment income of $1,698,988 and undistributed net investment income of $3,405,781, respectively)	$721,143,639	$554,853,117
Other Information Shares
Sold	26,581,892	23,076,146
Issued in reinvestment of distributions	252,472	24,685
Redeemed	(18,045,512)	(12,147,104)
Net increase (decrease)	8,788,852	10,953,727

Financial Highlights

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$14.36	$10.78	$10.78	$15.08	$16.68
Income from Investment Operations
Net investment income (loss) B	.04	.06	.02	.04	.02
Net realized and unrealized gain (loss)	.91	3.53	.04	(3.63)	(.65)
Total from investment operations	.95	3.59	.06	(3.59)	(.63)
Distributions from net investment income	(.10)	(.01)	(.06)	(.02)	(.08)
Distributions from net realized gain	-	-	-	(.70)	(.90)
Total distributions	(.10)	(.01)	(.06)	(.72)	(.98)
Redemption fees added to paid in capital B	- D	- D	- D	.01	.01
Net asset value, end of period	$15.21	$14.36	$10.78	$10.78	$15.08
Total Return A	6.65%	33.33%	.50%	(24.71)%	(4.66)%
Ratios to Average Net Assets C
Expenses before expense reductions	1.24%	1.23%	1.54%	1.16%	1.21%
Expenses net of voluntary waivers, if any	1.24%	1.23%	1.54%	1.16%	1.21%
Expenses net of all reductions	1.16%	1.16%	1.40%	1.02%	1.16%
Net investment income (loss)	.27%	.50%	.13%	.35%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$721,144	$554,853	$298,478	$203,107	$459,222
Portfolio turnover rate	161%	212%	188%	242%	344%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Overseas

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity Overseas	11.45%	-1.41%	5.01%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Overseas Fund on October 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital International EAFE Index did over the same period.

Annual Report

Overseas

Management's Discussion of Fund Performance

Comments from Rick Mace, Portfolio Manager of Fidelity® Overseas Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

For the 12 months ending October 31, 2004, Fidelity Overseas Fund returned 11.45%, trailing the LipperSM International Funds Average, which rose 16.12%, as well as the MSCI EAFE index, which advanced 19.00%. The fund's overweighting in two poor-performing market groups - semiconductors and diversified financials - caused the bulk of its performance shortfall relative to the index. Notable detractors included Japanese semiconductor equipment manufacturer Tokyo Electron and Taiwanese chip maker United Microelectronics, as well as Japanese brokerage stocks Nikko Cordial and Nomura Holdings. On the positive side of the ledger, overweighting strong-performing energy stocks relative to the index was helpful. Growing worldwide demand for oil, coupled with supply shortages and geopolitical concerns, sent oil prices and energy company profits soaring. France-based energy producer Total SA and Canada's Talisman Energy were noteworthy standouts for the fund. Elsewhere, good security selection in the telecommunication services sector helped offset some of the fund's weakness in other areas. Holdings in U.K.-based mobile communications provider mmO2 and Germany-based Deutsche Telekom performed quite well.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Overseas

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2004
Japan	17.4%
United Kingdom	16.4%
Germany	11.8%
France	9.4%
United States of America	7.9%
Switzerland	6.5%
Netherlands	5.5%
Korea (South)	3.4%
Canada	3.4%
Other	18.3%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2004
Japan	21.0%
United Kingdom	14.9%
United States of America	13.1%
France	8.2%
Germany	6.4%
Switzerland	6.1%
Korea (South)	5.4%
Netherlands	5.3%
Canada	4.1%
Other	15.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	93.2	90.4
Bonds	0.6	0.5
Short-Term Investments and Net Other Assets	6.2	9.1
Top Ten Stocks as of October 31, 2004
	% of fund' net assets	% of fund's net assets 6 months ago
Deutsche Telekom AG (Germany, Diversified Telecommunication Services)	4.3	0.6
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	4.1	2.4
Total SA Series B (France, Oil & Gas)	2.3	2.6
ASML Holding NV (Netherlands, Semiconductors & Semiconductor Equipment)	2.1	1.4
HSBC Holdings PLC (United Kingdom) (Reg.) (United Kingdom, Commercial Banks)	2.0	0.4
Allianz AG (Reg.) (Germany, Insurance)	1.7	1.7
Sumitomo Mitsui Financial Group, Inc. (Japan, Commercial Banks)	1.7	1.9
Novartis AG (Reg.) (Switzerland, Pharmaceuticals)	1.6	1.6
UBS AG (Reg.) (Switzerland, Capital Markets)	1.5	1.4
BP PLC (United Kingdom, Oil & Gas)	1.4	1.2
	22.7
Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.2	25.3
Information Technology	16.7	14.4
Telecommunication Services	12.9	6.3
Consumer Discretionary	10.1	12.1
Health Care	8.5	8.5
Energy	7.4	12.0
Materials	5.6	3.9
Consumer Staples	4.2	6.1
Industrials	2.9	1.7
Utilities	0.7	0.6

Annual Report

Overseas

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 93.0%
	Shares	Value (Note 1)
Australia - 1.8%
CSL Ltd.	1,409,544	$30,395,407
News Corp. Ltd. sponsored ADR	1,423,100	44,742,264
TOTAL AUSTRALIA		75,137,671
Belgium - 0.4%
Fortis	620,700	15,814,708
Bermuda - 0.1%
Golar LNG Ltd. (a)	140,700	2,234,756
Brazil - 3.1%
Aracruz Celulose SA sponsored ADR	572,300	19,275,064
Banco Bradesco SA sponsored ADR	319,500	19,447,965
Banco Itau Holding Financeira SA sponsored ADR	261,800	15,838,900
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	595,100	15,793,954
Tele Norte Leste Participacoes SA ADR	930,400	12,169,632
Telebras sponsored ADR	432,400	11,398,064
Uniao de Bancos Brasileiros SA (Unibanco) GDR	695,800	18,403,910
Votorantim Celulose e Papel SA sponsored ADR	498,600	17,226,630
TOTAL BRAZIL		129,554,119
Canada - 3.4%
Alcan, Inc.	122,900	5,686,591
Canadian Natural Resources Ltd.	263,300	11,086,771
Celestica, Inc. (sub. vtg.) (a)	611,400	8,880,951
EnCana Corp.	756,600	37,524,030
Nortel Networks Corp. (a)	2,795,600	9,477,084
Research in Motion Ltd. (a)	170,100	14,993,829
Talisman Energy, Inc.	1,807,200	48,524,400
Tembec, Inc. (a)	596,900	3,891,601
TOTAL CANADA		140,065,257
China - 0.7%
BYD Co. Ltd. (H Shares)	1,422,500	4,002,306
China Telecom Corp. Ltd. sponsored ADR	399,240	12,791,650
Global Bio-Chem Technology Group Co. Ltd.	13,324,000	10,441,872
Global Bio-Chem Technology Group Co. Ltd. warrants 5/31/07 (a)	1,054,250	73,139
People's Food Holdings Ltd.	3,432,000	2,394,011
TOTAL CHINA		29,702,978
Denmark - 0.6%
Coloplast AS Series B	56,100	5,583,435
Danske Bank AS	337,550	9,459,537
Novo Nordisk AS Series B	226,500	11,290,874
TOTAL DENMARK		26,333,846
Finland - 0.5%
Nokia Corp.	1,353,310	20,868,040
France - 9.4%
Accor SA	399,306	16,627,676

	Shares	Value (Note 1)
Alcatel SA sponsored ADR (a)	3,251,300	$47,501,493
AXA SA	1,370,760	29,676,954
BNP Paribas SA	726,498	49,599,468
Credit Agricole SA	244,400	7,184,067
Dassault Systemes SA	227,047	11,558,160
France Telecom SA	1,368,983	39,358,261
L'Oreal SA	159,616	10,917,729
Lagardere S.C.A. (Reg.)	81,700	5,279,850
Pernod-Ricard	186,600	25,908,934
Sanofi-Aventis sponsored ADR	999,600	36,485,400
Television Francaise 1 SA	201,200	6,073,850
Total SA Series B	450,469	93,949,815
Vivendi Universal SA sponsored ADR (a)	474,400	13,012,792
TOTAL FRANCE		393,134,449
Germany - 11.6%
Adidas-Salomon AG	113,299	15,880,616
Allianz AG (Reg.)	676,800	72,079,200
BASF AG	576,278	36,207,547
Bayerische Hypo-und Vereinsbank AG (a)	683,400	13,406,805
Bayerische Motoren Werke AG (BMW)	549,914	23,328,482
Deutsche Boerse AG	472,446	23,669,665
Deutsche Telekom AG:
(Reg.) (a)	1,275,500	24,578,885
sponsored ADR (a)	8,021,600	154,576,232
E.ON AG	144,591	11,791,396
Fresenius Medical Care AG	175,700	13,490,597
Infineon Technologies AG sponsored ADR (a)	1,755,800	19,190,894
RWE AG	326,999	17,374,485
SAP AG sponsored ADR	501,500	21,388,975
Siemens AG sponsored ADR	509,900	38,109,926
TOTAL GERMANY		485,073,705
Hong Kong - 1.3%
Hong Kong Exchanges & Clearing Ltd.	4,078,000	9,273,302
Hutchison Whampoa Ltd.	1,834,300	14,080,633
Techtronic Industries Co. Ltd.	12,624,000	25,138,687
Television Broadcasts Ltd.	1,288,000	5,510,284
TOTAL HONG KONG		54,002,906
India - 3.1%
Cipla Ltd.	2,284,618	14,075,082
Dr. Reddy's Laboratories Ltd.	322,800	5,349,145
HDFC Bank Ltd.	345,657	3,164,933
Housing Development Finance Corp. Ltd.	2,136,540	30,180,660
I-Flex Solutions Ltd.	1,031,226	13,555,953
Infosys Technologies Ltd.	678,960	28,550,467
National Thermal Power Corp.	360,900	493,566
Reliance Industries Ltd.	745,900	8,706,143
Satyam Computer Services Ltd.	2,437,918	20,117,462
State Bank of India	363,400	3,801,452
TOTAL INDIA		127,994,863
Common Stocks - continued
	Shares	Value (Note 1)
Italy - 0.9%
ENI Spa	1,729,942	$39,591,453
Japan - 16.8%
Advantest Corp.	307,500	21,529,503
Aeon Co. Ltd.	1,824,800	29,242,318
Canon, Inc.	427,300	21,151,350
Daiwa Securities Group, Inc.	5,525,000	33,932,536
FamilyMart Co. Ltd.	533,800	14,349,327
Honda Motor Co. Ltd.	512,100	24,877,818
Ito Yokado Ltd.	639,900	22,975,575
JAFCO Co. Ltd.	478,000	24,614,730
KDDI Corp.	5,583	26,903,482
Kyocera Corp.	265,600	19,298,568
Mizuho Financial Group, Inc.	10,744	41,520,253
Murata Manufacturing Co. Ltd.	451,100	21,524,590
Nikko Cordial Corp.	8,485,000	38,001,511
Nitto Denko Corp.	235,600	11,197,316
Nomura Holdings, Inc.	4,177,000	50,834,089
ORIX Corp.	178,800	20,999,518
Ricoh Co. Ltd.	1,192,000	22,300,373
Rohm Co. Ltd.	213,200	21,917,286
Softbank Corp. (d)	711,100	32,250,956
Sumitomo Electric Industries Ltd.	1,643,000	15,601,786
Sumitomo Mitsui Financial Group, Inc. (d)	10,948	71,272,943
TDK Corp.	267,000	18,567,770
Tokyo Electron Ltd.	743,500	40,394,245
Toyota Motor Corp.	1,218,700	47,279,466
Yahoo! Japan Corp. (a)(d)	1,302	5,892,739
Yahoo! Japan Corp. New (a)	1,302	5,671,300
TOTAL JAPAN		704,101,348
Korea (South) - 3.4%
Honam Petrochemical Corp.	649,150	25,397,742
Hyundai Motor Co.	129,716	6,291,719
Kookmin Bank (a)	634,920	21,211,264
LG Electronics, Inc.	426,260	24,063,988
LG Petrochemical Co. Ltd.	350,610	8,518,618
Samsung Electro-Mechanics Co. Ltd. (a)	368,790	7,906,173
Samsung Electronics Co. Ltd.	84,970	33,358,033
Shinhan Financial Group Co. Ltd.	813,510	16,023,133
TOTAL KOREA (SOUTH)		142,770,670
Netherlands - 5.5%
Aegon NV	1,198,700	13,161,517
ASML Holding NV (a)	6,149,705	87,633,296
Buhrmann NV	637,500	4,756,165
EADS NV	381,500	10,911,394
ING Groep NV (Certificaten Van Aandelen)	1,817,164	48,391,077
Unilever NV (NY Shares)	301,500	17,574,435

	Shares	Value (Note 1)
VNU NV	1,056,239	$28,939,234
Wolters Kluwer NV (Certificaten Van Aandelen)	1,025,044	18,744,890
TOTAL NETHERLANDS		230,112,008
Portugal - 0.2%
Portugal Telecom SGPS SA (Reg.)	891,173	10,070,033
South Africa - 0.3%
Harmony Gold Mining Co. Ltd. sponsored ADR (d)	383,400	4,524,120
MTN Group Ltd.	1,819,120	9,936,715
TOTAL SOUTH AFRICA		14,460,835
Spain - 2.4%
Banco Bilbao Vizcaya Argentaria SA	1,651,200	26,006,400
Banco Santander Central Hispano SA	2,332,016	26,071,939
Telefonica SA	2,790,310	46,347,049
TOTAL SPAIN		98,425,388
Sweden - 0.7%
Telefonaktiebolaget LM Ericsson ADR (a)	1,022,800	29,569,148
Switzerland - 6.5%
ABB Ltd. (Reg.) (a)	1,330,636	7,713,186
Actelion Ltd. (Reg.) (a)	47,246	5,421,932
Compagnie Financiere Richemont unit	602,090	17,122,596
Credit Suisse Group (Reg.)	1,213,244	41,577,872
Nestle SA (Reg.)	62,951	14,936,229
Novartis AG (Reg.)	1,367,413	65,649,498
Phonak Holding AG	167,784	5,270,481
Roche Holding AG (participation certificate)	447,603	45,892,618
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	8,699	5,559,840
UBS AG (Reg.)	869,407	63,023,313
TOTAL SWITZERLAND		272,167,565
Taiwan - 2.2%
Hon Hai Precision Industries Co. Ltd.	4,243,495	15,606,216
Quanta Computer, Inc.	5,923,611	9,564,210
Taiwan Semiconductor Manufacturing Co. Ltd.	3,727,000	4,880,927
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,299,300	9,835,701
United Microelectronics Corp. (a)	63,939,560	38,618,004
United Microelectronics Corp. sponsored ADR (a)	2,554,849	8,941,972
Yageo Corp. (a)	18,985,000	6,300,897
TOTAL TAIWAN		93,747,927
United Kingdom - 16.4%
3i Group PLC	1,323,230	14,164,266
AstraZeneca PLC (United Kingdom)	959,000	39,510,800
BHP Billiton PLC	1,984,475	20,184,875
BP PLC	5,901,660	57,295,282
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
British Sky Broadcasting Group PLC (BSkyB)	635,700	$5,940,267
Carphone Warehouse Group PLC	1,851,033	5,663,582
Dixons Group PLC	5,139,350	16,220,631
Enterprise Inns PLC	1,548,300	17,611,995
Hilton Group PLC	1,956,400	9,266,572
HSBC Holdings PLC (United Kingdom) (Reg.)	5,122,037	83,007,731
ITV PLC	8,564,797	16,840,836
Kesa Electricals PLC	2,765,836	13,824,777
Man Group PLC	1,178,702	28,310,165
mmO2 PLC (a)	1,248,000	2,413,790
Prudential PLC	1,728,111	12,718,531
Reckitt Benckiser PLC	640,100	17,573,620
Reuters Group PLC	2,060,100	14,035,641
Rio Tinto PLC (Reg.)	1,534,638	40,783,005
Royal Bank of Scotland Group PLC	469,500	13,847,566
Shire Pharmaceuticals Group PLC sponsored ADR	475,700	13,509,880
Smith & Nephew PLC	3,464,800	29,963,590
Tesco PLC	3,085,735	16,274,338
Vodafone Group PLC	66,228,459	170,803,190
Xstrata PLC	751,600	11,670,952
Yell Group PLC	2,013,900	13,545,087
TOTAL UNITED KINGDOM		684,980,969
United States of America - 1.7%
ENSCO International, Inc.	158,900	4,854,395
Freeport-McMoRan Copper & Gold, Inc. Class B	485,900	17,599,298
Phelps Dodge Corp.	157,500	13,787,550
Synthes, Inc.	150,210	16,055,282
Telewest Global, Inc. (a)	1,503,482	18,492,829
TOTAL UNITED STATES OF AMERICA		70,789,354
TOTAL COMMON STOCKS (Cost $3,617,012,984)		3,890,703,996
Nonconvertible Preferred Stocks - 0.2%

Germany - 0.2%
Fresenius Medical Care AG (Cost $5,189,460)	125,306	6,858,344
Government Obligations - 0.6%
Principal Amount
Japan - 0.6%
Japan Government 0.1% 8/20/05 (Cost $24,462,517)	JPY	2,696,200,000	25,491,350
Money Market Funds - 6.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.79% (b)	252,122,391	$252,122,391
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	35,511,130	35,511,130
TOTAL MONEY MARKET FUNDS (Cost $287,633,521)		287,633,521
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $3,934,298,482)		4,210,687,211
NET OTHER ASSETS - (0.7)%		(28,583,879)
NET ASSETS - 100%		$4,182,103,332
Currency Abbreviations
JPY	-	Japanese yen
Legend
(a)Non-income producing

(b)Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c)Includes investment made with cash collateral received from securities on loan.
(d)Security or a portion of the security is on loan at period end.
Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $385,219,000 of which $63,599,000 and $321,620,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Overseas

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $33,869,230) (cost $3,934,298,482) - See accompanying schedule		$4,210,687,211
Foreign currency held at value (cost $3,576,134)		3,616,374
Receivable for investments sold		97,908,087
Receivable for fund shares sold		13,213,264
Dividends receivable		5,165,689
Interest receivable		223,221
Other affiliated receivables		20,933
Other receivables		546,113
Total assets		4,331,380,892

Liabilities
Payable to custodian bank	$101,786
Payable for investments purchased	104,803,516
Payable for fund shares redeemed	3,152,113
Accrued management fee	2,086,104
Other affiliated payables	1,172,114
Other payables and accrued expenses	2,450,797
Collateral on securities loaned, at value	35,511,130
Total liabilities		149,277,560

Net Assets		$4,182,103,332
Net Assets consist of:
Paid in capital		$4,308,387,691
Undistributed net investment income		19,416,090
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(420,624,412)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		274,923,963
Net Assets, for 129,820,638 shares outstanding		$4,182,103,332
Net Asset Value, offering price and redemption price per share ($4,182,103,332 ÷ 129,820,638 shares)		$32.21

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$64,414,717
Interest		3,929,269
Security lending		1,865,633
		70,209,619
Less foreign taxes withheld		(7,299,263)
Total income		62,910,356

Expenses
Management fee Basic fee	$29,232,735
Performance adjustment	(2,179,478)
Transfer agent fees	11,621,427
Accounting and security lending fees	1,483,823
Non-interested trustees' compensation	23,305
Appreciation in deferred trustee compensation account	9,653
Custodian fees and expenses	1,417,917
Registration fees	96,461
Audit	109,770
Legal	9,979
Miscellaneous	523,723
Total expenses before reductions	42,349,315
Expense reductions	(1,775,605)	40,573,710
Net investment income (loss)		22,336,646
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (net of foreign taxes of $316,602)	339,742,303
Foreign currency transactions	182,099
Total net realized gain (loss)		339,924,402
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $2,153,646)	48,454,719
Assets and liabilities in foreign currencies	(170,181)
Total change in net unrealized appreciation (depreciation)		48,284,538
Net gain (loss)		388,208,940
Net increase (decrease) in net assets resulting from operations		$410,545,586

See accompanying notes which are an integral part of the financial statements.

Annual Report

Overseas
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$22,336,646	$22,240,917
Net realized gain (loss)	339,924,402	255,285,774
Change in net unrealized appreciation (depreciation)	48,284,538	574,788,463
Net increase (decrease) in net assets resulting from operations	410,545,586	852,315,154
Distributions to shareholders from net investment income	(36,930,253)	(11,619,951)
Share transactions Proceeds from sales of shares	1,084,706,957	809,756,739
Reinvestment of distributions	36,240,273	11,360,177
Cost of shares redeemed	(813,113,012)	(1,023,806,660)
Net increase (decrease) in net assets resulting from share transactions	307,834,218	(202,689,744)
Redemption fees	259,688	287,198
Total increase (decrease) in net assets	681,709,239	638,292,657

Net Assets
Beginning of period	3,500,394,093	2,862,101,436
End of period (including undistributed net investment income of $19,416,090 and undistributed net investment income of $27,195,811, respectively)	$4,182,103,332	$3,500,394,093
Other Information Shares
Sold	34,493,299	34,162,410
Issued in reinvestment of distributions	1,212,455	499,568
Redeemed	(25,819,606)	(42,842,235)
Net increase (decrease)	9,886,148	(8,180,257)

Financial Highlights

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$29.19	$22.34	$25.98	$40.72	$42.84
Income from Investment Operations
Net investment income (loss) B	.17F	.18	.11	.20	.25 E
Net realized and unrealized gain (loss)	3.15	6.76	(3.75)	(9.96)	.71
Total from investment operations	3.32	6.94	(3.64)	(9.76)	.96
Distributions from net investment income	(.30)	(.09)	-	(.86)	(.45)
Distributions from net realized gain	-	-	-	(4.12)	(2.63)
Total distributions	(.30)	(.09)	-	(4.98)	(3.08)
Redemption fees added to paid in capital B	- D	- D	- D	- D	- D
Net asset value, end of period	$32.21	$29.19	$22.34	$25.98	$40.72
Total Return A	11.45%	31.18%	(14.01)%	(27.21)%	1.78%
Ratios to Average Net Assets C
Expenses before expense reductions	1.05%	1.04%	1.21%	1.18%	1.19%
Expenses net of voluntary waivers, if any	1.05%	1.04%	1.21%	1.18%	1.19%
Expenses net of all reductions	1.01%	1.00%	1.16%	1.12%	1.16%
Net investment income (loss)	.55%F	.75%	.42%	.63%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$4,182,103	$3,500,394	$2,862,101	$3,392,740	$4,858,872
Portfolio turnover rate	79%	104%	72%	95%	132%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. D Amount represents less than $.01 per share. E Investment income per share reflects a special dividend which amounted to $.08 per share. F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been .52%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Worldwide

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity Worldwide	9.77%	2.55%	6.64%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Worldwide Fund on October 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital International World Index did over the same period.

Annual Report

Worldwide

Management's Discussion of Fund Performance

Comments from Rick Mace, Portfolio Manager of Fidelity® Worldwide Fund

Most of the world's major stock markets posted solid gains for the year ending October 31, 2004. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the United States and Canada - gained 19.00%, compared to 9.42% for the Standard & Poor's 500SM Index. A weak U.S. dollar relative to most foreign currencies was partly responsible for the performance disparity. On a regional basis, Europe was one of the top performers. Many investors felt European stocks offered better valuations and brighter earnings prospects than U.S. equities. Latin American countries, many of which are exporters of oil and materials that received strong support from high commodity prices, also did well. Conversely, Japan significantly underperformed, as early optimism was eroded by disappointing economic indicators and concerns about the impact of China's economic slowdown on exports. Meanwhile, technology-focused Asian emerging markets suffered due to a deceleration in corporate capital spending.

Fidelity Worldwide Fund was up 9.77% during the one-year period ending October 31, 2004, underperforming the Morgan Stanley Capital International World Index and the LipperSM Global Funds Average, which returned 13.65% and 11.90%, respectively. Overweighting poor-performing Asian technology and Japanese diversified financial stocks caused the bulk of the fund's underperformance relative to its index. Specifically, having a higher average weighting than the index in semiconductor stocks, such as Taiwan-based United Microelectronics and Japan-based Tokyo Electron, provided a significant head wind for the fund. Overweighting Japanese brokerage stocks that declined, including Nomura Holdings and Nikko Cordial, also held back the fund's performance relative to its index. On the positive side of the ledger, having a higher exposure to strong-performing Canadian energy stocks - namely EnCana and Talisman Energy - enhanced the fund's relative results. Elsewhere, good stock picking in the U.S. market, particularly in the industrial, materials and health care sectors, made the biggest contribution to the fund's relative performance. Top-performing domestic stocks included industrial conglomerate Tyco International, steel producer Nucor and analytical instrument manufacturer Waters Corp.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Worldwide

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2004
United States of America	55.5%
Japan	7.8%
United Kingdom	6.9%
Germany	6.4%
France	4.2%
Netherlands	3.1%
Switzerland	2.4%
Korea (South)	2.0%
Brazil	1.9%
Other	9.8%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2004
United States of America	58.9%
Japan	9.0%
United Kingdom	6.4%
France	3.7%
Germany	3.7%
Korea (South)	3.1%
Netherlands	2.9%
Switzerland	2.2%
Canada	2.2%
Other	7.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund' net assets	% of fund's net assets 6 months ago
Stocks	97.0	92.1
Bonds	0.0	0.5
Short-Term Investments and Net Other Assets	3.0	7.4
Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co. (United States of America, Industrial Conglomerates)	2.3	1.9
Deutsche Telekom AG (Germany, Diversified Telecommunication Services)	2.3	0.2
Microsoft Corp. (United States of America, Software)	2.2	2.2
American International Group, Inc. (United States of America, Insurance)	1.9	1.8
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.8	0.8
Tyco International Ltd. (United States of America, Industrial Conglomerates)	1.5	1.3
ASML Holding NV (NY Shares) (Netherlands, Semiconductors & Semiconductor Equipment)	1.1	0.7
Honeywell International, Inc. (United States of America, Aerospace & Defense)	1.1	0.8
Bank of America Corp. (United States of America, Commercial Banks)	1.1	0.9
Pfizer, Inc. (United States of America, Pharmaceuticals)	1.1	1.5
	16.4
Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.5	20.6
Information Technology	16.9	15.0
Industrials	11.6	9.1
Health Care	11.3	10.5
Consumer Discretionary	9.7	12.2
Telecommunication Services	8.6	4.8
Energy	6.8	7.8
Materials	5.9	4.6
Consumer Staples	5.4	6.7
Utilities	1.3	1.3

Annual Report

Worldwide

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value (Note 1)
Australia - 0.9%
CSL Ltd.	229,830	$4,956,054
News Corp. Ltd. ADR	133,700	4,313,162
TOTAL AUSTRALIA		9,269,216
Belgium - 0.4%
Fortis	164,600	4,193,815
Bermuda - 0.4%
ACE Ltd.	100,000	3,806,000
Bunge Ltd.	15,000	715,950
Golar LNG Ltd. (a)	13,100	208,069
TOTAL BERMUDA		4,730,019
Brazil - 1.9%
Aracruz Celulose SA sponsored ADR	105,100	3,539,768
Banco Bradesco SA sponsored ADR	49,900	3,037,413
Banco Itau Holding Financeira SA sponsored ADR	38,200	2,311,100
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	88,600	2,351,444
Tele Norte Leste Participacoes SA ADR	116,600	1,525,128
Telebras sponsored ADR	63,400	1,671,224
Uniao de Bancos Brasileiros SA (Unibanco) GDR	110,000	2,909,500
Votorantim Celulose e Papel SA sponsored ADR	74,200	2,563,610
TOTAL BRAZIL		19,909,187
Canada - 1.5%
Alcan, Inc.	19,200	888,385
Canadian Natural Resources Ltd.	43,400	1,827,443
Celestica, Inc. (sub. vtg.) (a)	93,500	1,358,143
EnCana Corp.	112,100	5,559,667
Nortel Networks Corp. (a)	295,000	1,000,050
Research in Motion Ltd. (a)	22,200	1,956,867
Talisman Energy, Inc.	112,900	3,031,432
Tembec, Inc. (a)	93,100	606,983
TOTAL CANADA		16,228,970
Cayman Islands - 0.2%
GlobalSantaFe Corp.	85,000	2,507,500
China - 0.5%
BYD Co. Ltd. (H Shares)	268,000	754,037
China Mengniu Dairy Co. Ltd.	100,000	82,865
China Telecom Corp. Ltd. sponsored ADR	65,740	2,106,310
Global Bio-Chem Technology Group Co. Ltd.	2,934,000	2,299,344
Global Bio-Chem Technology Group Co. Ltd. warrants 5/31/07 (a)	212,250	14,725
People's Food Holdings Ltd.	583,000	406,675
TOTAL CHINA		5,663,956
Denmark - 0.4%
Coloplast AS Series B	16,600	1,652,139

	Shares	Value (Note 1)
Danske Bank AS	36,950	$1,035,491
Novo Nordisk AS Series B	28,700	1,430,676
TOTAL DENMARK		4,118,306
Finland - 0.3%
Nokia Corp. sponsored ADR	190,400	2,935,968
France - 4.2%
Accor SA	65,828	2,741,173
Alcatel SA sponsored ADR (a)	458,700	6,701,607
AXA SA	143,600	3,108,940
BNP Paribas SA	80,320	5,483,607
CNP Assurances	7,300	498,386
Dassault Systemes SA	29,258	1,489,421
France Telecom SA sponsored ADR	162,800	4,680,500
L'Oreal SA	21,268	1,454,730
Lagardere S.C.A. (Reg.)	8,500	549,311
Pernod-Ricard	29,000	4,026,576
Sanofi-Aventis sponsored ADR	160,000	5,840,000
Television Francaise 1 SA	17,900	540,367
Total SA Series B	29,124	6,074,101
Vivendi Universal SA sponsored ADR (a)	69,100	1,895,413
TOTAL FRANCE		45,084,132
Germany - 6.2%
Adidas-Salomon AG	17,774	2,491,302
Allianz AG (Reg.)	88,000	9,372,000
BASF AG	43,776	2,750,446
Bayerische Hypo-und Vereinsbank AG (a)	115,700	2,269,780
Bayerische Motoren Werke AG (BMW)	114,459	4,855,586
Deutsche Boerse AG	86,830	4,350,205
Deutsche Telekom AG:
(Reg.) (a)	265,300	5,112,331
sponsored ADR (a)	972,100	18,732,367
E.ON AG	22,368	1,824,110
Fresenius Medical Care AG	23,100	1,773,664
Infineon Technologies AG sponsored ADR (a)	274,700	3,002,471
Merck KGaA	3,848	215,044
RWE AG	44,829	2,381,906
SAP AG sponsored ADR	54,400	2,320,160
Siemens AG sponsored ADR	65,100	4,865,574
TOTAL GERMANY		66,316,946
Hong Kong - 0.5%
Hong Kong Exchanges & Clearing Ltd.	550,000	1,250,691
Hutchison Whampoa Ltd.	200,000	1,535,260
Techtronic Industries Co. Ltd.	740,000	1,473,592
Television Broadcasts Ltd.	223,000	954,032
TOTAL HONG KONG		5,213,575
India - 1.5%
Cipla Ltd.	334,416	2,060,271
Dr. Reddy's Laboratories Ltd.	31,000	513,704
Common Stocks - continued
	Shares	Value (Note 1)
India - continued
HDFC Bank Ltd.	55,276	$506,123
Housing Development Finance Corp. Ltd.	203,053	2,868,317
I-Flex Solutions Ltd.	178,127	2,341,564
Infosys Technologies Ltd.	80,789	3,397,201
National Thermal Power Corp.	92,200	126,092
Reliance Industries Ltd.	94,900	1,107,673
Satyam Computer Services Ltd.	233,115	1,923,642
State Bank of India	55,300	578,482
TOTAL INDIA		15,423,069
Italy - 0.3%
ENI Spa	156,351	3,578,249
Japan - 7.8%
Advantest Corp.	39,600	2,772,580
Aeon Co. Ltd.	329,900	5,286,629
Canon, Inc.	43,600	2,158,200
Daiwa Securities Group, Inc.	500,000	3,070,818
FamilyMart Co. Ltd.	48,200	1,295,687
Honda Motor Co. Ltd.	74,900	3,638,642
Ito Yokado Ltd.	141,000	5,062,597
JAFCO Co. Ltd.	36,200	1,864,128
KDDI Corp.	1,004	4,838,097
Kyocera Corp.	24,100	1,751,113
Mizuho Financial Group, Inc.	935	3,613,313
Murata Manufacturing Co. Ltd.	65,400	3,120,612
Nichicon Corp.	115,000	1,328,908
Nikko Cordial Corp.	942,000	4,218,907
Nitto Denko Corp.	32,300	1,535,116
Nomura Holdings, Inc.	351,000	4,271,670
ORIX Corp.	26,000	3,053,621
Ricoh Co. Ltd.	120,000	2,245,004
Rohm Co. Ltd.	34,600	3,556,933
Softbank Corp. (d)	113,600	5,152,171
Sumitomo Electric Industries Ltd.	245,000	2,326,499
Sumitomo Mitsui Financial Group, Inc.	890	5,794,019
TDK Corp.	28,700	1,995,861
Tokyo Electron Ltd.	93,800	5,096,140
Toyota Motor Corp.	69,300	2,688,493
Yahoo! Japan Corp. (a)	162	733,198
Yahoo! Japan Corp. New (a)	162	705,646
TOTAL JAPAN		83,174,602
Korea (South) - 2.0%
Honam Petrochemical Corp.	103,940	4,066,612
Hyundai Motor Co.	33,471	1,623,471
Kookmin Bank (a)	85,120	2,843,670
LG Electronics, Inc.	60,295	3,403,881
LG Petrochemical Co. Ltd.	48,650	1,182,028
Samsung Electro-Mechanics Co. Ltd. (a)	75,280	1,613,863
Samsung Electronics Co. Ltd.	10,785	4,234,040
Shinhan Financial Group Co. Ltd.	142,690	2,810,464
TOTAL KOREA (SOUTH)		21,778,029

	Shares	Value (Note 1)
Netherlands - 3.1%
Aegon NV	198,200	$2,176,202
ASML Holding NV (NY Shares) (a)	822,614	11,722,250
Buhrmann NV	133,000	992,267
Chicago Bridge & Iron Co. NV (NY Shares)	75,000	2,321,250
EADS NV	48,700	1,392,883
ING Groep NV (Certificaten Van Aandelen)	245,000	6,524,350
Unilever NV (NY Shares)	45,600	2,658,024
VNU NV	98,855	2,708,467
Wolters Kluwer NV (Certificaten Van Aandelen)	131,286	2,400,816
TOTAL NETHERLANDS		32,896,509
Portugal - 0.2%
Portugal Telecom SGPS SA sponsored ADR	182,100	2,061,372
Singapore - 0.1%
Flextronics International Ltd. (a)	103,000	1,241,150
South Africa - 0.3%
Harmony Gold Mining Co. Ltd. sponsored ADR	77,300	912,140
MTN Group Ltd.	323,494	1,767,045
TOTAL SOUTH AFRICA		2,679,185
Spain - 0.7%
Banco Bilbao Vizcaya Argentaria SA	75,800	1,193,850
Banco Santander Central Hispano SA	197,300	2,205,814
Telefonica SA	14,900	247,489
Telefonica SA sponsored ADR	77,000	3,836,910
TOTAL SPAIN		7,484,063
Sweden - 0.4%
Telefonaktiebolaget LM Ericsson ADR (a)	139,600	4,035,836
Switzerland - 2.4%
ABB Ltd. (Reg.) (a)	185,135	1,073,156
Actelion Ltd. (Reg.) (a)	7,904	907,060
Alcon, Inc.	7,000	498,400
Compagnie Financiere Richemont unit	37,090	1,054,788
Credit Suisse Group (Reg.)	132,630	4,545,230
Nestle SA (Reg.)	11,292	2,679,225
Novartis AG sponsored ADR	71,600	3,437,516
Phonak Holding AG	42,583	1,337,630
Roche Holding AG (participation certificate)	30,268	3,103,370
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	1,361	869,863
UBS AG (NY Shares)	77,920	5,648,421
TOTAL SWITZERLAND		25,154,659
Taiwan - 1.2%
Hon Hai Precision Industries Co. Ltd.	588,799	2,165,414
Quanta Computer, Inc.	601,934	971,877
Common Stocks - continued
	Shares	Value (Note 1)
Taiwan - continued
Taiwan Semiconductor Manufacturing Co. Ltd.	583,000	$763,504
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	203,200	1,538,224
United Microelectronics Corp. (a)	7,092,240	4,283,548
United Microelectronics Corp. sponsored ADR (a)	406,426	1,422,491
Yageo Corp. (a)	3,714,000	1,232,633
TOTAL TAIWAN		12,377,691
United Kingdom - 6.9%
3i Group PLC	289,240	3,096,115
AstraZeneca PLC sponsored ADR	85,100	3,506,120
BHP Billiton PLC	283,270	2,881,250
BP PLC	219,275	2,128,795
British Sky Broadcasting Group PLC (BSkyB)	71,700	669,997
Carphone Warehouse Group PLC	384,137	1,175,339
Dixons Group PLC	764,500	2,412,887
Enterprise Inns PLC	225,800	2,568,487
Hilton Group PLC	232,200	1,099,825
HSBC Holdings PLC sponsored ADR	100,086	8,109,969
ITV PLC	1,115,149	2,192,701
Kesa Electricals PLC	328,444	1,641,697
London Stock Exchange PLC	242,400	1,625,879
Man Group PLC	179,999	4,323,231
mmO2 PLC (a)	148,900	287,991
Prudential PLC	242,769	1,786,728
Reckitt Benckiser PLC	48,300	1,326,052
Reuters Group PLC	207,200	1,411,672
Rio Tinto PLC (Reg.)	136,262	3,621,163
Shire Pharmaceuticals Group PLC sponsored ADR	66,400	1,885,760
Smith & Nephew PLC	291,000	2,516,568
Tesco PLC	110,187	581,132
Vodafone Group PLC sponsored ADR	733,400	18,914,386
Xstrata PLC	86,200	1,338,526
Yell Group PLC	332,800	2,238,346
TOTAL UNITED KINGDOM		73,340,616
United States of America - 52.5%
3M Co.	25,000	1,939,250
99 Cents Only Stores (a)	75,000	1,155,750
AES Corp. (a)	160,000	1,744,000
Affiliated Computer Services, Inc. Class A (a)	50,000	2,727,500
AFLAC, Inc.	55,000	1,973,400
Agilent Technologies, Inc. (a)	25,000	626,500
AirTran Holdings, Inc. (a)	55,000	639,100
Albertsons, Inc.	50,000	1,140,500
Alcoa, Inc.	75,000	2,437,500
Alkermes, Inc. (a)	40,000	494,800
Altria Group, Inc.	105,000	5,088,300
AMBAC Financial Group, Inc.	25,000	1,951,500

	Shares	Value (Note 1)
American Eagle Outfitters, Inc.	15,000	$613,200
American International Group, Inc.	325,000	19,730,750
American Tower Corp. Class A (a)	100,000	1,719,000
Amgen, Inc. (a)	25,000	1,420,000
Amkor Technology, Inc. (a)	5,000	24,900
Amphenol Corp. Class A (a)	30,000	1,029,900
Analog Devices, Inc.	135,000	5,435,100
Anheuser-Busch Companies, Inc.	15,000	749,250
Apache Corp.	20,000	1,014,000
Apartment Investment & Management Co. Class A	115,000	4,219,350
Avery Dennison Corp.	10,000	608,400
Avnet, Inc. (a)	15,000	254,400
Baker Hughes, Inc.	25,000	1,070,750
Bank of America Corp.	254,974	11,420,285
Baxter International, Inc.	360,000	11,073,600
BEA Systems, Inc. (a)	160,000	1,299,200
Bear Stearns Companies, Inc.	28,000	2,653,000
Biogen Idec, Inc. (a)	20,000	1,163,200
BioMarin Pharmaceutical, Inc. (a)	125,000	516,250
Broadcom Corp. Class A (a)	35,000	946,750
Brunswick Corp.	10,000	469,200
Burlington Resources, Inc.	45,000	1,867,500
Cablevision Systems Corp. - NY Group Class A (a)	45,000	926,100
Cabot Microelectronics Corp. (a)	65,000	2,341,950
Calamos Asset Management, Inc. Class A	5,800	113,100
Capital One Financial Corp.	20,000	1,475,200
Career Education Corp. (a)	95,000	2,980,150
CarMax, Inc. (a)	55,000	1,448,700
Cendant Corp.	65,000	1,338,350
Centex Corp.	45,000	2,337,300
ChevronTexaco Corp.	75,000	3,979,500
Cintas Corp.	90,000	3,882,600
Citigroup, Inc.	65,000	2,884,050
Clear Channel Communications, Inc.	121,000	4,041,400
Clorox Co.	15,000	819,000
CMS Energy Corp. (a)	100,000	936,000
Colgate-Palmolive Co.	10,000	446,200
Comverse Technology, Inc. (a)	35,000	722,400
ConocoPhillips	30,027	2,531,576
Covad Communications Group, Inc. (a)	950,000	1,425,000
Covance, Inc. (a)	10,000	397,200
Crown Holdings, Inc. (a)	50,000	567,500
Dade Behring Holdings, Inc. (a)	29,300	1,649,297
Dell, Inc. (a)	105,000	3,681,300
Delta Air Lines, Inc. (a)	215,000	1,171,750
Dow Chemical Co.	115,000	5,168,100
DreamWorks Animation SKG, Inc. Class A	2,200	85,910
E.I. du Pont de Nemours & Co. (d)	80,000	3,429,600
Eastman Kodak Co.	35,000	1,059,800
Ecolab, Inc.	45,800	1,550,330
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Emmis Communications Corp. Class A (a)	70,000	$1,309,000
Encore Acquisition Co. (a)	20,000	653,000
ENSCO International, Inc.	35,000	1,069,250
Entergy Corp.	45,000	2,941,200
Expeditors International of Washington, Inc.	11,000	628,100
Exxon Mobil Corp.	190,000	9,351,800
Fannie Mae	60,000	4,209,000
FirstEnergy Corp.	35,000	1,446,550
Fluor Corp.	40,000	1,857,600
Foundry Networks, Inc. (a)	125,000	1,516,250
Fox Entertainment Group, Inc. Class A (a)	65,000	1,927,900
Freddie Mac	25,000	1,665,000
Freeport-McMoRan Copper & Gold, Inc. Class B	40,000	1,448,800
Freescale Semiconductor, Inc. Class A	158,000	2,455,320
FuelCell Energy, Inc. (a)(d)	110,000	1,356,850
Genentech, Inc. (a)	29,400	1,338,582
General Electric Co.	725,000	24,737,000
Gillette Co.	85,000	3,525,800
Goodrich Corp.	25,000	770,750
Grant Prideco, Inc. (a)	60,000	1,233,600
Guidant Corp.	45,000	2,997,900
Halliburton Co.	80,000	2,963,200
Hartford Financial Services Group, Inc.	20,000	1,169,600
Hewlett-Packard Co.	25,000	466,500
Hilb Rogal & Hobbs Co.	55,000	1,743,500
Home Depot, Inc.	210,000	8,626,800
Honeywell International, Inc.	340,000	11,451,200
Hughes Supply, Inc.	17,200	488,652
Intel Corp.	230,000	5,119,800
International Business Machines Corp.	50,000	4,487,500
International Steel Group, Inc.	30,000	1,107,900
Interstate Bakeries Corp. (a)	40,000	164,400
J.P. Morgan Chase & Co.	50,000	1,930,000
JCPenney Co., Inc.	23,000	795,570
Johnson & Johnson	165,000	9,632,700
Juniper Networks, Inc. (a)	145,000	3,858,450
KB Home	25,000	2,056,250
KLA-Tencor Corp. (a)	110,000	5,008,300
Kohl's Corp. (a)	1,000	50,760
Lam Research Corp. (a)	80,000	2,082,400
Lamar Advertising Co. Class A (a)	50,000	2,071,000
Leap Wireless International, Inc. (a)	12,000	241,800
Lehman Brothers Holdings, Inc.	28,000	2,300,200
Liberty Media Corp. Class A (a)	75,000	669,000
Lockheed Martin Corp.	60,000	3,305,400
Lubrizol Corp.	20,000	694,600
Lucent Technologies, Inc. (a)	100,000	355,000
Lyondell Chemical Co.	240,000	5,515,200
Manufactured Home Communities, Inc.	12,000	413,880
Masco Corp.	185,000	6,338,100

	Shares	Value (Note 1)
Massey Energy Co.	25,000	$673,250
MasTec, Inc. (a)	180,000	1,243,800
MBNA Corp.	65,000	1,665,950
McCormick & Co., Inc. (non-vtg.)	15,000	531,450
McDonald's Corp.	145,000	4,226,750
McKesson Corp.	35,000	933,100
MedImmune, Inc. (a)	35,000	994,700
Medtronic, Inc.	125,000	6,388,750
Merck & Co., Inc.	1,000	31,310
Merrill Lynch & Co., Inc.	110,000	5,933,400
MetLife, Inc.	60,000	2,301,000
Microsoft Corp.	850,000	23,791,500
Millennium Chemicals, Inc. (a)	65,000	1,396,200
Millennium Pharmaceuticals, Inc. (a)	55,000	713,900
Monsanto Co.	55,000	2,351,250
Morgan Stanley	100,000	5,109,000
Motorola, Inc.	95,000	1,639,700
National Instruments Corp.	35,000	963,550
National Semiconductor Corp. (a)	30,000	501,000
National-Oilwell, Inc. (a)	56,100	1,891,131
Navistar International Corp. (a)	15,000	518,250
New York Community Bancorp, Inc.	70,000	1,285,200
Newmont Mining Corp.	40,000	1,900,800
Nextel Communications, Inc. Class A (a)	85,000	2,251,650
Nordstrom, Inc.	20,000	863,600
Norfolk Southern Corp.	95,000	3,225,250
NTL, Inc. (a)	15,000	997,650
Nucor Corp.	30,000	1,266,900
NVIDIA Corp. (a)	40,000	578,800
Occidental Petroleum Corp.	30,000	1,674,900
Olin Corp.	115,000	2,150,500
Omnicom Group, Inc.	10,000	789,000
Oracle Corp. (a)	175,000	2,215,500
Owens-Illinois, Inc. (a)	100,000	1,853,000
PacifiCare Health Systems, Inc. (a)	20,000	712,400
Packaging Corp. of America	65,000	1,425,450
PalmOne, Inc. (a)	36,100	1,045,817
PalmSource, Inc. (a)	22,000	493,240
PepsiCo, Inc.	65,000	3,222,700
PerkinElmer, Inc.	115,000	2,362,100
Pfizer, Inc.	390,001	11,290,529
PG&E Corp. (a)	45,000	1,441,800
Phelps Dodge Corp.	20,000	1,750,800
PMC-Sierra, Inc. (a)	47,000	482,220
Precision Castparts Corp.	15,000	900,000
Pride International, Inc. (a)	200,000	3,696,000
Procter & Gamble Co.	105,000	5,373,900
Raytheon Co.	75,000	2,736,000
Robert Half International, Inc.	235,000	6,234,550
Safeway, Inc. (a)	95,000	1,732,800
Sapient Corp. (a)	41,100	330,855
SBC Communications, Inc.	355,000	8,967,300
Schering-Plough Corp.	250,000	4,527,500
Sealed Air Corp. (a)	5,000	247,700
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Siebel Systems, Inc. (a)	125,000	$1,187,500
Sierra Health Services, Inc. (a)	15,000	715,800
Smith International, Inc. (a)	35,700	2,073,456
Smurfit-Stone Container Corp. (a)	145,000	2,517,200
Solectron Corp. (a)	85,000	443,700
Sonic Automotive, Inc. Class A (sub. vtg.)	45,000	910,350
SouthTrust Corp.	30,000	1,307,100
Southwest Airlines Co.	135,000	2,128,950
Sovereign Bancorp, Inc.	50,000	1,082,500
Spirit Financial Corp. (e)	25,000	250,000
St. Jude Medical, Inc. (a)	20,000	1,531,400
St. Paul Travelers Companies, Inc.	5,012	170,208
Swift Transportation Co., Inc. (a)	60,000	1,134,000
Symbol Technologies, Inc.	95,000	1,395,550
Synthes, Inc.	22,220	2,374,997
Telewest Global, Inc. (a)	365,639	4,497,360
The Boeing Co.	60,000	2,994,000
The Coca-Cola Co.	20,000	813,200
The DIRECTV Group, Inc. (a)	85,000	1,425,450
The Pep Boys - Manny, Moe & Jack	20,000	284,400
Thermo Electron Corp. (a)	50,000	1,450,000
Time Warner, Inc. (a)	75,000	1,248,000
Toys 'R' Us, Inc. (a)	110,000	1,981,100
TradeStation Group, Inc. (a)	75,000	464,250
Transocean, Inc. (a)	65,000	2,291,250
TXU Corp.	13,400	820,348
Tyco International Ltd.	497,700	15,503,355
Union Pacific Corp.	19,800	1,246,806
UnitedHealth Group, Inc.	105,000	7,602,000
Univision Communications, Inc. Class A (a)	30,000	928,800
Valero Energy Corp.	25,000	1,074,250
Varco International, Inc. (a)	90,000	2,491,200
Verizon Communications, Inc.	125,000	4,887,500
Viacom, Inc. Class B (non-vtg.)	149,446	5,453,285
W.W. Grainger, Inc.	20,000	1,171,800
Wachovia Corp.	90,009	4,429,343
Wal-Mart Stores, Inc.	125,000	6,740,000
Walt Disney Co.	125,000	3,152,500
Washington Mutual, Inc.	10,000	387,100
Waters Corp. (a)	80,000	3,303,200
Weatherford International Ltd. (a)	99,999	5,225,948
Western Digital Corp. (a)	165,000	1,374,450
Wyeth	150,000	5,947,500
Xerox Corp. (a)	40,000	590,800
XL Capital Ltd. Class A	25,000	1,812,500
Yahoo!, Inc. (a)	165,000	5,971,350
TOTAL UNITED STATES OF AMERICA		558,763,470
TOTAL COMMON STOCKS (Cost $935,750,572)		1,030,160,090
Preferred Stocks - 0.2%
	Shares	Value (Note 1)
Convertible Preferred Stocks - 0.0%
United Kingdom - 0.0%
ITV PLC (a)	58,481	$37,076
Nonconvertible Preferred Stocks - 0.2%
Germany - 0.2%
Fresenius Medical Care AG	30,500	1,669,349
TOTAL PREFERRED STOCKS (Cost $1,295,747)		1,706,425
Money Market Funds - 4.4%

Fidelity Cash Central Fund, 1.79% (b)	38,676,380	38,676,380
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	8,738,000	8,738,000
TOTAL MONEY MARKET FUNDS (Cost $47,414,380)		47,414,380
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $984,460,699)		1,079,280,895
NET OTHER ASSETS - (1.4)%		(15,118,551)
NET ASSETS - 100%		$1,064,162,344
Legend
(a)Non-income producing

(b)Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c)Includes investment made with cash collateral received from securities on loan.
(d)Security or a portion of the security is on loan at period end.

(e)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $250,000 or 0.0% of net assets.

Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $15,189,000 all of which will expire on October 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Worldwide

Financial Statements

Statement of Assets and Liabilities

	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $8,412,160) (cost $984,460,699) - See accompanying schedule		$1,079,280,895
Foreign currency held at value (cost $3,294,353)		3,279,931
Receivable for investments sold		17,037,555
Receivable for fund shares sold		1,179,128
Dividends receivable		966,305
Interest receivable		48,647
Other affiliated receivables		281
Other receivables		154,955
Total assets		1,101,947,697

Liabilities
Payable to custodian bank	$15,347
Payable for investments purchased	25,944,992
Payable for fund shares redeemed	1,727,792
Accrued management fee	687,118
Other affiliated payables	283,730
Other payables and accrued expenses	388,374
Collateral on securities loaned, at value	8,738,000
Total liabilities		37,785,353

Net Assets		$1,064,162,344
Net Assets consist of:
Paid in capital		$988,569,781
Undistributed net investment income		2,469,918
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(21,548,936)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		94,671,581
Net Assets, for 63,639,945 shares outstanding		$1,064,162,344
Net Asset Value, offering price and redemption price per share ($1,064,162,344 ÷ 63,639,945 shares)		$16.72

Statement of Operations

	Year ended October 31, 2004

Investment Income
Dividends		$14,567,696
Interest		867,948
Security lending		236,920
		15,672,564
Less foreign taxes withheld		(863,388)
Total income		14,809,176

Expenses
Management fee Basic fee	$7,292,206
Performance adjustment	1,322,402
Transfer agent fees	2,809,452
Accounting and security lending fees	465,246
Non-interested trustees' compensation	6,067
Custodian fees and expenses	206,979
Registration fees	53,626
Audit	59,094
Legal	2,486
Miscellaneous	187,980
Total expenses before reductions	12,405,538
Expense reductions	(466,828)	11,938,710
Net investment income (loss)		2,870,466
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (net of foreign taxes of $65,064)	59,114,394
Foreign currency transactions	55,553
Total net realized gain (loss)		59,169,947
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $268,266)	23,275,664
Assets and liabilities in foreign currencies	(125,802)
Total change in net unrealized appreciation (depreciation)		23,149,862
Net gain (loss)		82,319,809
Net increase (decrease) in net assets resulting from operations		$85,190,275

See accompanying notes which are an integral part of the financial statements.

Annual Report

Worldwide
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,870,466	$1,942,714
Net realized gain (loss)	59,169,947	47,546,772
Change in net unrealized appreciation (depreciation)	23,149,862	133,184,486
Net increase (decrease) in net assets resulting from operations	85,190,275	182,673,972
Distributions to shareholders from net investment income	(4,009,737)	(1,083,362)
Share transactions Proceeds from sales of shares	336,194,112	215,146,230
Reinvestment of distributions	3,842,365	1,031,556
Cost of shares redeemed	(206,186,102)	(196,517,438)
Net increase (decrease) in net assets resulting from share transactions	133,850,375	19,660,348
Redemption fees	44,363	46,732
Total increase (decrease) in net assets	215,075,276	201,297,690

Net Assets
Beginning of period	849,087,068	647,789,378
End of period (including undistributed net investment income of $2,469,918 and undistributed net investment income of $3,209,929, respectively)	$1,064,162,344	$849,087,068
Other Information Shares
Sold	20,486,089	16,234,019
Issued in reinvestment of distributions	243,496	86,178
Redeemed	(12,574,086)	(15,211,099)
Net increase (decrease)	8,155,499	1,109,098

Financial Highlights

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$15.30	$11.91	$13.48	$19.07	$18.87
Income from Investment Operations
Net investment income (loss) B	.05E	.04	.03	.04	.09
Net realized and unrealized gain (loss)	1.44	3.37	(1.60)	(2.98)	1.73
Total from investment operations	1.49	3.41	(1.57)	(2.94)	1.82
Distributions from net investment income	(.07)	(.02)	-	(.40)	(.10)
Distributions from net realized gain	-	-	-	(2.25)	(1.52)
Total distributions	(.07)	(.02)	-	(2.65)	(1.62)
Redemption fees added to paid in capital B	- D	- D	- D	- D	- D
Net asset value, end of period	$16.72	$15.30	$11.91	$13.48	$19.07
Total Return A	9.77%	28.68%	(11.65)%	(17.21)%	9.80%
Ratios to Average Net Assets C
Expenses before expense reductions	1.23%	1.31%	1.24%	1.12%	1.09%
Expenses net of voluntary waivers, if any	1.23%	1.31%	1.24%	1.12%	1.09%
Expenses net of all reductions	1.19%	1.28%	1.20%	1.05%	1.04%
Net investment income (loss)	.29%E	.28%	.19%	.29%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$1,064,162	$849,087	$647,789	$742,294	$984,038
Portfolio turnover rate	95%	106%	120%	152%	235%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. D Amount represents less than $.01 per share. E Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been .25%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Global Balanced Fund, Fidelity Diversified International Fund, Fidelity Aggressive International Fund, Fidelity Overseas Fund and Fidelity Worldwide Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. Effective the close of business on October 25, 2004, the Diversified International Fund was closed to most new accounts. Certain funds investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Overseas and Diversified International, non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each applicable fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, each fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), prior period premium and discount on debt securities, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Balanced	$119,499,064	$18,745,597	$(1,300,743)	$17,444,854
Diversified International	16,639,371,059	3,894,333,673	(280,705,554)	3,613,628,119
Aggressive International	696,021,294	77,450,274	(12,493,625)	64,956,649
Overseas	3,986,035,173	503,684,543	(279,032,505)	224,652,038
Worldwide	992,370,321	126,144,235	(39,233,661)	86,910,574
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Global Balanced	$1,826,966	$1,184,146	$-
Diversified International	144,754,504	-	(179,438,207)
Aggressive International	1,731,944	-	(46,349,544)
Overseas	34,282,248	-	(385,218,646)
Worldwide	3,868,487	-	(15,189,069)

The tax character of distributions paid was as follows:

October 31, 2004
	Ordinary Income	Long-term Capital Gains	Return of Capital	Total
Global Balanced	$2,085,080	$-	$-	$2,085,080
Diversified International	162,070,361	-	-	162,070,361
Aggressive International	3,891,060	-	-	3,891,060
Overseas	36,930,253	-	-	36,930,253
Worldwide	4,009,737	-	-	4,009,737
October 31, 2003
	Ordinary Income	Long-term Capital Gains	Return of Capital	Total
Global Balanced	$1,305,719	$-	$-	$1,305,719
Diversified International	53,240,295	-	-	53,240,295
Aggressive International	285,614	-	-	285,614
Overseas	11,619,951	-	-	11,619,951
Worldwide	1,083,362	-	-	1,083,362

Short-Term Trading (Redemption) Fees. Shares held in the funds less than 30 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the funds and accounted for as an addition to paid in capital.

Annual Report

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Global Balanced	109,563,174	102,514,400
Diversified International	13,848,550,823	8,455,702,222
Aggressive International	1,102,250,898	980,773,142
Overseas	3,365,423,296	3,002,616,716
Worldwide	1,030,977,804	908,184,794

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Diversified International, Aggressive International, Overseas and Worldwide is subject to a performance adjustment (up to a maximum ±.20% of each applicable fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each fund's relative investment performance as compared to an appropriate benchmark index. Worldwide's performance adjustment took effect in March 2002. Subsequent months will be added until the performance period includes 36 months. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets, including the performance adjustment, if applicable was as follows:

	Individual Rate	Group Rate	Total
Global Balanced	.45%	.28%	.73%
Diversified International	.45%	.28%	.83%
Aggressive International	.45%	.28%	.82%
Overseas	.45%	.28%	.67%
Worldwide	.45%	.28%	.86%

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Global Balanced	.27%
Diversified International	.26%
Aggressive International	.29%
Overseas	.29%
Worldwide	.28%

Accounting and Security Lending Fees. FSC maintains each fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Global Balanced	$139,224
Diversified International	8,949,876
Aggressive International	528,094
Overseas	2,432,637
Worldwide	554,337

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Global Balanced	$4,397
Diversified International	20,674
Aggressive International	93
Overseas	9,605
Worldwide	68,280

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody expense reduction	Transfer Agent expense reduction

Global Balanced	$13,301	$6,078	$572
Diversified International	5,848,322	5,019	161,360
Aggressive International	526,156	196	236
Overseas	1,729,922	2,395	43,288
Worldwide	458,789	1,631	6,408

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund, Fidelity Aggressive International Fund and Fidelity Worldwide Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Diversified International Fund, Fidelity Aggressive International Fund and Fidelity Worldwide Fund (the Funds), funds of Fidelity Investment Trust (the Trust), including the portfolios of investments, as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Diversified International Fund, Fidelity Aggressive International Fund and Fidelity Worldwide Fund as of October 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2004

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Balanced Fund and Fidelity Overseas Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Balanced Fund and Fidelity Overseas Fund (funds of Fidelity Investment Trust) at October 31, 2004, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 299 funds advised by FMR or an affiliate. Mr. McCoy oversees 301 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1976

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Global Balanced (2001), Diversified International (2001), Aggressive International (2001), Overseas (2001), and Worldwide (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

*Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

**Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Investment Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2001

Vice President of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Kevin R. McCarey (43)

Year of Election or Appointment: 1999

Vice President of Aggressive International. Mr. McCarey is also Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. McCarey managed a variety of Fidelity funds.

Richard R. Mace, Jr. (42)

Year of Election or Appointment: 1996 or 2001

Vice President of Global Balanced (1996), Overseas (1996), and Worldwide (2001). Mr. Mace is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mace managed a variety of Fidelity funds.

William Bower (36)

Year of Election or Appointment: 2001

Vice President of Diversified International. Mr. Bower is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Bower served as an analyst and manager of a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

Year of Election or Appointment: 1986, 1990, 1991, 1993, or 1994

Assistant Treasurer of Global Balanced (1993), Diversified International (1991), Aggressive International (1994), Overseas (1986), and Worldwide (1990). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Global Balanced Fund	12/06/04	12/03/04	$0.13	$0.32
Fidelity Diversified International Fund	12/13/04	12/10/04	$0.15	$0.06
Fidelity Aggressive International Fund	12/13/04	12/10/04	$0.05	-
Fidelity Overseas Fund	12/06/04	12/03/04	$0.19	$0.11
Fidelity Worldwide Fund	12/13/04	12/10/04	$0.10	$0.02

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity Global Balanced Fund	24.44%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fidelity Global Balanced Fund	18%
Fidelity Worldwide Fund	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Global Balanced Fund	51%
Fidelity Diversified International Fund	83%
Fidelity Aggressive International Fund	82%
Fidelity Overseas Fund	84%
Fidelity Worldwide Fund	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Fidelity Global Balanced Fund	12/08/03	$0.078	$0.011
Fidelity Diversified International Fund	12/15/03	$0.130	$0.024
Fidelity Aggressive International Fund	12/15/03	$0.058	$0.010
Fidelity Overseas Fund	12/08/03	$0.168	$0.038

The funds will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on October 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	15,718,325,709.37	74.142
Against	3,816,318,151.70	18.001
Abstain	840,597,158.37	3.965
Broker Non-Votes	825,022,241.94	3.892
TOTAL	21,200,263,261.38	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	20,046,954,592.62	94.560
Withheld	1,153,308,668.76	5.440
TOTAL	21,200,263,261.38	100.000
Ralph F. Cox
Affirmative	20,022,775,321.09	94.446
Withheld	1,177,487,940.29	5.554
TOTAL	21,200,263,261.38	100.000
Laura B. Cronin
Affirmative	20,020,502,157.24	94.435
Withheld	1,179,761,104.14	5.565
TOTAL	21,200,263,261.38	100.000
Dennis J. Dirks B
Affirmative	20,051,128,100.47	94.580
Withheld	1,149,135,160.91	5.420
TOTAL	21,200,263,261.38	100.000
Robert M. Gates
Affirmative	20,029,013,552.52	94.475
Withheld	1,171,249,708.86	5.525
TOTAL	21,200,263,261.38	100.000
George H. Heilmeier
Affirmative	20,064,274,525.78	94.642
Withheld	1,135,988,735.60	5.358
TOTAL	21,200,263,261.38	100.000
Abigail P. Johnson
Affirmative	19,965,491,863.72	94.176
Withheld	1,234,771,397.66	5.824
TOTAL	21,200,263,261.38	100.000
Edward C. Johnson 3d
Affirmative	19,910,643,140.70	93.917
Withheld	1,289,620,120.68	6.083
TOTAL	21,200,263,261.38	100.000
	# of Votes	% of Votes
Donald J. Kirk
Affirmative	20,034,697,704.85	94.502
Withheld	1,165,565,556.53	5.498
TOTAL	21,200,263,261.38	100.000
Marie L. Knowles
Affirmative	20,071,617,016.84	94.676
Withheld	1,128,646,244.54	5.324
TOTAL	21,200,263,261.38	100.000
Ned C. Lautenbach
Affirmative	20,069,374,137.98	94.666
Withheld	1,130,889,123.40	5.334
TOTAL	21,200,263,261.38	100.000
Marvin L. Mann
Affirmative	20,034,126,102.77	94.499
Withheld	1,166,137,158.61	5.501
TOTAL	21,200,263,261.38	100.000
William O. McCoy
Affirmative	20,046,749,092.57	94.559
Withheld	1,153,514,168.81	5.441
TOTAL	21,200,263,261.38	100.000
Robert L. Reynolds
Affirmative	20,051,009,814.32	94.579
Withheld	1,149,253,447.06	5.421
TOTAL	21,200,263,261.38	100.000
Cornelia M. Small B
Affirmative	20,037,030,750.74	94.513
Withheld	1,163,232,510.64	5.487
TOTAL	21,200,263,261.38	100.000
William S. Stavropoulos
Affirmative	20,037,089,868.63	94.513
Withheld	1,163,173,392.75	5.487
TOTAL	21,200,263,261.38	100.000
PROPOSAL 4
To amend each fund's fundamental investment limitation concerning lending.
Fidelity Aggressive International Fund
	# of Votes	% of Votes
Affirmative	363,425,018.38	84.546
Against	36,724,986.29	8.544
Abstain	23,774,719.92	5.531
Broker Non-Votes	5,927,555.40	1.379
TOTAL	429,852,279.99	100.000
Fidelity Diversified International Fund
	# of Votes	% of Votes
Affirmative	7,251,250,905.41	78.865
Against	1,006,828,073.47	10.951
Abstain	552,501,175.27	6.008
Broker Non-Votes	384,001,957.00	4.176
TOTAL	9,194,582,111.15	100.000
Fidelity Global Balanced Fund
	# of Votes	% of Votes
Affirmative	55,728,206.23	73.810
Against	10,033,280.79	13.288
Abstain	5,563,415.27	7.369
Broker Non-Votes	4,177,655.60	5.533
TOTAL	75,502,557.89	100.000
Fidelity Overseas Fund
	# of Votes	% of Votes
Affirmative	1,552,368,345.07	76.613
Against	289,860,925.90	14.306
Abstain	148,860,898.25	7.346
Broker Non-Votes	35,146,108.15	1.735
TOTAL	2,026,236,277.37	100.000
Fidelity Worldwide Fund
	# of Votes	% of Votes
Affirmative	420,519,900.33	78.017
Against	68,949,855.25	12.792
Abstain	36,687,593.90	6.806
Broker Non-Votes	12,854,366.22	2.385
TOTAL	539,011,715.70	100.000
ADenotes trust-wide proposals and voting results. BEffective January 1, 2005.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodians

Brown Brothers Harriman & Co.
Boston, MA

Global Balanced Fund

JPMorgan Chase Bank
New York, NY

Aggressive International Fund, Diversified International Fund, International Growth & Income Fund, Overseas Fund, Worldwide Fund

Fidelity's International Equity Funds

Aggressive International Fund

Canada Fund

China Region Fund

Diversified International Fund

Emerging Markets Fund

Europe Fund

Europe Capital Appreciation Fund

Global Balanced Fund

International Discovery Fund

International Small Cap Fund

Japan Fund

Japan Smaller Companies Fund

Latin America Fund

Nordic Fund

Overseas Fund

Pacific Basin Fund

Southeast Asia Fund

Worldwide Fund

Please carefully consider the funds' investment objectives, risks, charges and expenses before investing. For this and other information, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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and Account Assistance1-800-544-6666

Product Information1-800-544-6666

Retirement Accounts1-800-544-4774
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Printed on Recycled Paper

Item 2. Code of Ethics

As of the end of the period, October 31, 2004, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles and Donald J. Kirk are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Knowles and Mr. Kirk are each independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Global Balanced Fund, Fidelity International Discovery Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund and Fidelity Southeast Asia Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A
Fidelity Canada Fund	$49,000	$51,000
Fidelity China Region Fund	$45,000	$48,000
Fidelity Emerging Markets Fund	$62,000	$62,000
Fidelity Europe Fund	$58,000	$58,000
Fidelity Global Balanced Fund	$62,000	$63,000
Fidelity International Discovery Fund	$59,000	$59,000
Fidelity Japan Fund	$50,000	$52,000
Fidelity Japan Smaller Companies Fund	$44,000	$46,000
Fidelity Latin America Fund	$68,000	$68,000
Fidelity Nordic Fund	$40,000	$44,000
Fidelity Overseas Fund	$87,000	$84,000
Fidelity Pacific Basin Fund	$50,000	$52,000
Fidelity Southeast Asia Fund	$69,000	$68,000
All funds in the Fidelity Group of Funds audited by PwC	$10,600,000	$10,500,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Aggressive International Fund, Fidelity Diversified International Fund Fidelity Europe Capital Appreciation Fund, Fidelity International Small Cap Fund and Fidelity Worldwide Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A
Fidelity Aggressive International Fund	$37,000	$41,000
Fidelity Diversified International Fund	$56,000	$53,000
Fidelity Europe Capital Appreciation Fund	$41,000	$45,000
Fidelity International Small Cap Fund	$32,000	$35,000
Fidelity Worldwide Fund	$42,000	$45,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$4,300,000	$4,200,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A	2003 A, B
Fidelity Canada Fund	$0	$0
Fidelity China Region Fund	$0	$0
Fidelity Emerging Markets Fund	$0	$0
Fidelity Europe Fund	$0	$0
Fidelity Global Balanced Fund	$0	$0
Fidelity International Discovery Fund	$0	$0
Fidelity Japan Fund	$0	$0
Fidelity Japan Smaller Companies Fund	$0	$0
Fidelity Latin America Fund	$0	$0
Fidelity Nordic Fund	$0	$0
Fidelity Overseas Fund	$0	$0
Fidelity Pacific Basin Fund	$0	$0
Fidelity Southeast Asia Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A	2003 A, B
Fidelity Aggressive International Fund	$0	$0
Fidelity Diversified International Fund	$0	$0
Fidelity Europe Capital Appreciation Fund	$0	$0
Fidelity International Small Cap Fund	$0	$0
Fidelity Worldwide Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2004 A	2003A, B
PwC	$0	$50,000
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2004A	2003A, B
Fidelity Canada Fund	$4,000	$3,700
Fidelity China Region Fund	$4,000	$3,700
Fidelity Emerging Markets Fund	$4,000	$3,700
Fidelity Europe Fund	$4,000	$3,700
Fidelity Global Balanced Fund	$4,000	$3,700
Fidelity International Discovery Fund	$4,000	$3,700
Fidelity Japan Fund	$4,000	$3,700
Fidelity Japan Smaller Companies Fund	$4,000	$3,700
Fidelity Latin America Fund	$4,000	$3,700
Fidelity Nordic Fund	$4,000	$3,700
Fidelity Overseas Fund	$4,000	$3,700
Fidelity Pacific Basin Fund	$4,000	$3,700
Fidelity Southeast Asia Fund	$4,000	$3,700
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2004A	2003A, B
Fidelity Aggressive International Fund	$3,900	$3,600
Fidelity Diversified International Fund	$4,000	$3,800
Fidelity Europe Capital Appreciation Fund	$4,000	$3,800
Fidelity International Small Cap Fund	$3,600	$3,300
Fidelity Worldwide Fund	$4,000	$3,800
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A	2003A, B
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2004A	2003A, B
Fidelity Canada Fund	$1,500	$1,400
Fidelity China Region Fund	$1,500	$1,500
Fidelity Emerging Markets Fund	$1,700	$1,600
Fidelity Europe Fund	$2,600	$2,400
Fidelity Global Balanced Fund	$1,400	$1,400
Fidelity International Discovery Fund	$2,700	$2,300
Fidelity Japan Fund	$1,800	$1,700
Fidelity Japan Smaller Companies Fund	$2,200	$1,700
Fidelity Latin America Fund	$1,500	$1,500
Fidelity Nordic Fund	$1,300	$1,400
Fidelity Overseas Fund	$4,700	$4,400
Fidelity Pacific Basin Fund	$1,600	$1,700
Fidelity Southeast Asia Fund	$1,600	$1,600
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2004A	2003A, B
Fidelity Aggressive International Fund	$0	$0
Fidelity Diversified International Fund	$0	$0
Fidelity Europe Capital Appreciation Fund	$0	$0
Fidelity International Small Cap Fund	$0	$0
Fidelity Worldwide Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A	2003A, B
PwC	$300,000	$300,000
Deloitte Entities	$720,000	$130,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) According to PwC for the fiscal year ended October 31, 2004, the percentage of hours spent on the audit of each fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

Fund	2004
Fidelity Canada Fund	0%
Fidelity China Region Fund	0%
Fidelity Emerging Markets Fund	0%
Fidelity Europe Fund	0%
Fidelity Global Balanced Fund	0%
Fidelity International Discovery Fund	0%
Fidelity Japan Fund	0%
Fidelity Japan Smaller Companies Fund	0%
Fidelity Latin America Fund	0%
Fidelity Nordic Fund	0%
Fidelity Overseas Fund	0%
Fidelity Pacific Basin Fund	0%
Fidelity Southeast Asia Fund	0%

According to Deloitte Entities for the fiscal year ended October 31, 2004, the percentage of hours spent on the audit of the fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of Deloitte Entities is as follows:

Fund	2004
Fidelity Aggressive International Fund	0%
Fidelity Diversified International Fund	0%
Fidelity Europe Capital Appreciation Fund	0%
Fidelity International Small Cap Fund	0%
Fidelity Worldwide Fund	0%

(g) For the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate fees billed by PwC of $2,300,000A and $2,100,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A	2003A,B
Covered Services	$350,000	$450,000
Non-Covered Services	$1,950,000	$1,650,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

For the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate fees billed by Deloitte Entities of $1,600,000A and $900,000A,B for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A	2003A,B
Covered Services	$700,000	$150,000
Non-Covered Services	$900,000	$750,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 10. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 11. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/John Hebble
John Hebble
President and Treasurer

Date:	December 20, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/John Hebble
John Hebble
President and Treasurer

Date:	December 20, 2004
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	December 20, 2004